UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09997

Baird Funds, Inc.
(Exact name of registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

Annual Report –
Baird Funds
December 31, 2014

Baird Ultra Short Bond Fund
Baird Short-Term Bond Fund
Baird Intermediate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Aggregate Bond Fund
Baird Core Plus Bond Fund

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Table of Contents

Letter to Shareholders	1
2014 Bond Market Overview	2
Baird Ultra Short Bond Fund	6
Baird Short-Term Bond Fund	16
Baird Intermediate Bond Fund	26
Baird Intermediate Municipal Bond Fund	36
Baird Aggregate Bond Fund	49
Baird Core Plus Bond Fund	58
Additional Information on Fund Expenses	68
Statements of Assets and Liabilities	70
Statements of Operations	72
Statements of Changes in Net Assets	74
Financial Highlights	80
Notes to the Financial Statements	92
Report of Independent Registered Public Accounting Firm	105
Directors and Officers	106
Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds	109
Additional Information	112
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 26, 2015

Dear Shareholder,

The Baird Funds has a passion for delivering competitive, risk-adjusted returns and outstanding service. That deeply held commitment led to another year of strong asset growth during 2014 for our fixed income and equity funds. Consistency, continuity and collaboration are hallmarks of our approach to meeting your investing and servicing needs. Our senior portfolio management teams have worked through many market cycles and have developed disciplined, risk-controlled approaches of adding value over benchmark returns through proven, bottom-up strategies focused on identifying, researching and investing in quality investments that exhibit strong fundamentals and oﬀer attractive relative value.

We understand that it is this consistency of approach and unwavering focus on risk control that our shareholders depend on to help them achieve their investment objectives through market cycles. Our commitment to these long-term principles combined with strong alignment with the interests of investors helped drive assets under management in the Baird Funds to $17 billion at year end.

Our success rests on the trust you have placed in us to be effective stewards of your assets and we want to thank you for your continued investment in the Baird Funds.

On the following pages, we review the bond market in 2014 and the performance and composition of each of the Baird Bond Funds.

We are privileged to provide you with fixed income investment management services and appreciate the conﬁdence and trust you have placed in our experienced investment team.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2014 Bond Market Overview

Curve Flattens: Fed Ends QE as U.S. Growth Accelerates, Global Growth Falters
The yield curve flattened significantly during the year as weak global growth outside the U.S. and declining energy prices pushed the 30-year bond yield down 122 bps to 2.75% while the yield on the 2-year Treasury rose 28 bps to 0.66%, reflecting the consensus expectation of a Fed Funds rate hike in 2015. The Fed concluded QE purchases in October, but continues to reinvest interest and principal payments on its $4.5 trillion portfolio of Treasuries, Agency Debentures, and Mortgage Backed Securities. U.S. economic data demonstrated substantial progress: 3Q GDP accelerated to a +5.0% annualized pace and unemployment declined to 5.8% through November (down from 7% one year prior). Nevertheless, the yield on the 30-year Treasury fell 122 bps over the year as inflation remained tepid (U.S. Nov. CPI +1.3% year over year) and global growth faltered.

Treasury Yields

				3 Mo.	12 Mo.
Maturity	12/31/13	9/30/14	12/31/14	Change	Change
1	0.11%	0.10%	0.21%	0.11%	0.10%
2	0.38%	0.58%	0.66%	0.08%	0.28%
3	0.77%	1.05%	1.07%	0.02%	0.30%
5	1.74%	1.78%	1.65%	-0.13%	-0.09%
7	2.45%	2.22%	1.97%	-0.25%	-0.48%
10	3.03%	2.51%	2.17%	-0.34%	-0.86%
30	3.97%	3.21%	2.75%	-0.46%	-1.22%

Oil Drops, Global Bond Yields Decline
Economic weakness across China, Europe, and Japan has contributed to a roughly 50% decline in oil prices since mid-year (see chart below left). Wrestling with weak growth and deflationary worries, foreign central banks have remained very accommodative, contributing to a precipitous decline in foreign sovereign bond yields. The yield on the 10-year German sovereign dropped from 1.93% at the start of the year to 0.54% (see graph below right). Remarkably low yields abroad have put downward pressure on U.S. Treasury yields, which look attractive in a global context.

2014 Bond Market Overview

Corporate Yield Spreads Widen on Heavy Supply, Securitized Sectors Stable
Corporate spreads were nearly unchanged through September but widened 19 bps in the 4th quarter (17 bps wider on the year, see chart below), pressured by heavy supply and weak global growth outside of the U.S. Industrials widened more than other corporate sectors during the year (+26 bps) as energy-related sectors were adversely impacted by falling oil prices. 2014 set an all-time record for gross issuance of investment grade corporate bonds, totaling over $1.1 trillion and pushing spreads wider. Conversely, spreads on securitized sectors (e.g. MBS) were stable for the quarter. MBS spreads tightened 7 bps in 2014, in spite of the Fed tapering QE purchases of MBS from $35 billion per month in January to zero by November. Declining supply was the predominant factor, as gross MBS issuance fell roughly 40% from 2013 to 2014 (see chart, next page right). Please note that the 1-year change in CMBS and Utility spreads are impacted by mid-year changes to Barclay’s index inclusion rules.
Option-Adjusted Spreads (in bps)

				4th Qtr	1 Year
	12/31/13	9/30/14	12/31/14	Change	Change
U.S. Aggregate Index	45	43	48	5	3
U.S. Agency (non-mortgage)	17	16	16	0	-1
Mortgage and ABS Sectors
U.S. Agency Pass-throughs	34	30	27	-3	-7
Asset-Backed Securities	55	56	58	2	3
CMBS	126	99	98	-1	-28
Corporate Sectors
U.S. Investment Grade	114	112	131	19	17
Industrial	114	115	140	25	26
Utility	125	106	119	13	-6
Financial Institutions	109	107	117	10	8
U.S. High Yield	382	424	483	59	101

Source:  Barclays

Strong Year - Except for High Yield
For the 2014 calendar year, Municipals (+9.05%) finished on top, as scant supply and steady demand drove returns while Investment Grade Corporates (+7.46%) benefitted from declining yields and solid credit fundamentals to overcome record issuance. After a very strong start to the year, Corporate High Yield dropped to the back of the pack, returning just 2.45% for the year. Corporate High Yield returns for the fourth quarter (-1.00%) were dragged down by a 10% decline in the Energy sector (which comprises 15% of the HY sector) as falling oil prices raised fundamental credit concerns at leveraged high yield energy companies.

2014 Bond Market Overview

Total Returns of Selected Barclays Indices and Subsectors

Barclays Index/Sector	December	4th Quarter	2014
U.S. Aggregate Index	0.09%	1.79%	5.97%
U.S. Gov’t/Credit Index	0.08%	1.82%	6.01%
U.S. Intermediate Gov’t/Credit Index	-0.32%	0.89%	3.13%
U.S. 1-3 Yr. Gov’t/Credit Index	-0.26%	0.17%	0.77%
U.S. Treasury	0.14%	1.93%	5.05%
U.S. Agency	0.01%	1.16%	3.58%
MBS (Mortgage Backed Securities)	0.15%	1.79%	6.08%
CMBS (Commercial Mortgage Backed Securities)	-0.15%	1.45%	3.86%
ABS (Asset Backed Securities)	-0.22%	0.55%	1.88%
U.S. Corporate - Investment Grade	0.06%	1.77%	7.46%
Corporate High Yield	-1.45%	-1.00%	2.45%
Municipal Bond Index	0.50%	1.37%	9.05%
TIPS (Treasury Inflation Protected Securities)	-1.13%	-0.03%	3.64%

Outlook
We expect the modest acceleration in U.S. economic growth will continue and inflation will stay contained in 2015, although many headwinds and uncertainties remain. Wage inflation remains benign and we expect the decline in oil prices will keep consumer inflation well below the Fed’s 2% target, while providing a net positive impact to growth. The first Fed Funds rate hike and eventual end of QE reinvestments will put upward pressure on rates; however, the magnitude will be limited as we expect the Fed will be “patient” and limit the pace of subsequent hikes. As other global central banks maintain accommodative policies, remarkably low interest rates abroad will continue to encourage capital flows into U.S. markets. We see limited return potential for Treasuries and Agencies, especially shorter maturities. Instead, we see good relative value in several non-government sectors. We expect Investment Grade Corporates to outperform, as strong credit fundamentals and attractive valuations will allow spreads to tighten modestly. We also see select relative value in senior CMBS structures with superior credit enhancement and conservative loan underwriting. We hold a cautious view on Agency MBS as the Fed is now only making reinvestment purchases in the sector and wider spreads may be required to absorb any material increase in supply. Non-Agency RMBS continues to offer attractive relative value as new issuance is very limited and fundamentals continue to improve. Even with the recent widening in Corporate High Yield spreads we remain cautious, finding very select value in the sector. In the municipal sector, state credit conditions have shown signs of improvement and some of the high-profile challenges (e.g. Detroit) have largely been resolved. Nevertheless investors will remain cautious of credit risk for municipals as high looming pension liabilities and infrastructure spending needs remain. Across tax-exempt markets, we caution investors against going too far out the yield curve or too far down in quality given the high level of uncertainty and broad range of potential outcomes.

This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment.  Past performance is not a guarantee of future results.

The Barclays Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the

2014 Bond Market Overview

returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Barclays Government/Credit Intermediate Index (1 – 3 yr.)  is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit index.  Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S. Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage Backed Securities):  This index is the CMBS component of the U.S. Aggregate index.  The Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset Backed Securities):  This index is the ABS component of the U.S. Aggregate index.  The ABS index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield:  The Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

The Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Baird Ultra Short Bond Fund
December 31, 2014

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Barclays U.S. Short-Term Government/Corporate Index. The Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

The Fund had strong absolute and relative returns versus its benchmark index in 2014.  Our long-term commitment to duration neutrality again proved to be a prudent strategy as the bond market saw a sharp drop in yields for longer maturities and continued flattening of the yield curve throughout the year. The movements in the bond market confounded the predictions of many market participants who expected rates to rise and proved again the difficulty of forecasting both the direction and timing of interest rate moves. The primary factors contributing to the Fund’s outperformance in 2014 are described below.

•
Within the Credit sector, an overweight to the Financial sub-sector, which continued to outperform other credit sectors for the full year, aided the Fund’s performance as credit fundamentals remained solid.

•
Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to the Fund’s outperformance as limited supply and continued improvements in housing provided strong technical and fundamental support.

•
An overweight position to commercial mortgage-backed securities (CMBS) primarily through seasoned, super-senior CMBS added to performance as the sector outperformed significantly for the year resulting from tight supply combined with growing demand for these high quality securities.

•	Yield curve positioning benefitted the Fund’s performance, allowing it to achieve a rolldown advantage versus its benchmark.

Looking forward, we believe select credits still offer good relative value despite an elevated risk environment, as company balance sheets and credit fundamentals remain solid.  We also expect continued positive contribution from non-agency RMBS.  Yield curve positioning should modestly benefit from continued flattening of the yield curve with attractive rolldown opportunities being captured on a more selective basis.  The Fund remains duration neutral to its benchmark and we are optimistic that the Fund is well positioned to add value relative to its benchmark.

Baird Ultra Short Bond Fund
December 31, 2014 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$85,368,564
	SEC 30-Day
	Yield(3)
	Institutional Class
	(Subsidized)	1.13%
	Institutional Class
	(Unsubsidized)	0.99%
	Investor Class (Subsidized)	0.90%
	Investor Class
	(Unsubsidized)	0.75%
	Average
	Effective
	Duration	0.60 years
	Average
	Effective
	Maturity	0.61 years
Sector Weightings(1)	Annualized
	Portfolio
	Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%(5)
	Net
	Institutional Class	0.15%
	Investor Class	0.40%(5)
	Portfolio
	Turnover
	Rate	57.6%(6)
	Number of
	Holdings	162

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2014.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2016.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.
(6)	Not annualized.

Baird Ultra Short Bond Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Baird Ultra Short Bond Fund
December 31, 2014 (Unaudited)

Total Returns

	One	Since
For the Periods Ended December 31, 2014	Year	Inception(1)
Institutional Class Shares	1.21%	1.21%
Investor Class Shares	0.88%	0.88%
Barclays U.S. Short-Term Government/Corporate Index(2)	0.18%	0.18%

(1)	For the period from inception as of the close of business on December 31, 2013 through December 31, 2014.
(2)
The Barclays U.S. Short-Term Government/Corporate Credit Index is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds).  While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2014

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds,
2.000%, 01/31/2016	$10,000,000	$10,178,120	11.9%
2.375%, 03/31/2016	2,500,000	2,561,720	3.0%
Total U.S. Treasury Securities
(Cost $12,743,502)		12,739,840	14.9%
Corporate Bonds
Finance
BB&T Corporation:
5.200%, 12/23/2015	41,000	42,635	0.1%
0.892%, 02/01/2019	880,000	881,220	1.0%
BNP Paribas SA,
0.692%, 05/07/2017 f	1,000,000	998,574	1.2%
BPCE,
1.082%, 02/10/2017 f	500,000	503,311	0.6%
Capital One Financial Corporation,
3.150%, 07/15/2016	1,015,000	1,043,874	1.2%
Citigroup Inc.,
0.506%, 06/09/2016	950,000	940,912	1.1%
Fifth Third Bancorp,
0.667%, 12/20/2016	1,000,000	992,012	1.1%
First Horizon National Corporation,
5.375%, 12/15/2015	550,000	569,416	0.6%
General Electric Capital Corporation,
0.740%, 01/14/2019	1,000,000	1,000,392	1.2%
ING Bank N.V.,
4.000%, 03/15/2016 (Acquired 03/08/2011,
Cost $517,981)* f	500,000	517,167	0.6%
PNC Funding Corp,
5.250%, 11/15/2015	730,000	756,573	0.9%
Royal Bank of Canada,
0.488%, 10/13/2017 f	1,000,000	999,168	1.2%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Societe Generale,
1.335%, 10/01/2018 f	$1,000,000	$1,017,644	1.2%
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 04/23/2014
through 11/24/2014, Cost $590,741)*	560,000	587,513	0.7%
The Bank of New York Mellon Corporation,
0.792%, 08/01/2018	1,000,000	1,002,100	1.2%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
0.545%, 09/08/2017 (Acquired 09/30/2014,
Cost $998,890)* f	1,000,000	989,930	1.1%
The Goldman Sachs Group, Inc.:
5.350%, 01/15/2016	555,000	579,152	0.7%
1.332%, 11/15/2018	500,000	504,900	0.6%
The Royal Bank of Scotland Group
Public Limited Company,
2.550%, 09/18/2015 f	800,000	808,010	0.9%
Other Finance#~		10,195,288	12.0%
Total Finance
(Cost $24,982,112)		24,929,791	29.2%
Utility
Exelon Corporation,
4.900%, 06/15/2015	503,000	511,995	0.6%
PPL Energy Supply, LLC,
Series A, 5.700%, 10/15/2015	600,000	613,066	0.7%
Other Utility#~		592,759	0.7%
Total Utility
(Cost $1,719,425)		1,717,820	2.0%
Industrials
Anglo American Capital PLC,
1.181%, 04/15/2016 (Acquired 04/08/2014
through 11/13/2014, Cost $802,361)* f	800,000	800,805	0.9%
Becton, Dickinson and Company,
0.691%, 06/15/2016	1,000,000	1,000,238	1.2%
Deutsche Telekom International Finance B.V.,
3.125%, 04/11/2016 (Acquired 09/17/2014,
Cost $514,177)* f	500,000	512,464	0.6%
Enbridge Inc.:
0.905%, 10/01/2016 f	750,000	749,612	0.9%
0.684%, 06/02/2017 f	250,000	248,919	0.3%
Ford Motor Credit Company LLC:
2.500%, 01/15/2016	200,000	202,237	0.2%
4.207%, 04/15/2016	750,000	776,284	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Gulf South Pipeline Company, LP,
5.050%, 02/01/2015 (Acquired 09/29/2014,
Cost $501,798)*	$500,000	$501,489	0.6%
Hanson Limited,
6.125%, 08/15/2016 f	800,000	848,000	1.0%
Kinder Morgan Finance Company LLC,
5.700%, 01/05/2016	650,000	674,778	0.8%
Laboratory Corporation of America Holdings,
5.625%, 12/15/2015	1,000,000	1,040,268	1.2%
Marathon Petroleum Corporation,
3.500%, 03/01/2016	1,000,000	1,024,744	1.2%
Medtronic, Inc.,
1.043%, 03/15/2020 (Acquired 12/01/2014,
Cost $750,000)*	750,000	749,209	0.9%
Plum Creek Timberlands, L.P.,
5.875%, 11/15/2015	725,000	753,151	0.9%
Rockies Express Pipeline LLC,
3.900%, 04/15/2015 (Acquired 09/30/2014
through 10/08/2014, Cost $1,073,079)*	1,072,000	1,066,640	1.3%
Verizon Communications Inc.,
1.991%, 09/14/2018	1,063,000	1,105,793	1.3%
Xerox Corporation,
6.400%, 03/15/2016	843,000	894,307	1.0%
Other Industrials#~		8,869,487	10.4%
Total Industrials
(Cost $21,861,577)		21,818,425	25.6%
Total Corporate Bonds
(Cost $48,563,114)		48,466,036	56.8%
Other Government Related Securities
Eksportfinans ASA,
2.000%, 09/15/2015 f	540,000	540,632	0.6%
Other Government Related Securities#~		2,033,694	2.4%
Total Other Government Related Securities
(Cost $2,647,306)		2,574,326	3.0%
Taxable Municipal Bonds
University of Illinois,
1.308%, 02/15/2016	700,000	699,524	0.8%
Other Taxable Municipal Bonds#		2,183,543	2.6%
Total Taxable Municipal Bonds
(Cost $2,887,738)		2,883,067	3.4%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		$737,465	0.9%
Total U.S. Government Agency Issues
(Cost $721,764)		737,465	0.9%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues#		341,844	0.4%
Total Non-U.S. Government Agency Issues
(Cost $339,018)		341,844	0.4%
Asset Backed Securities
Accredited Mortgage Loan Trust:
Series 2005-3, Class A1, 0.400%, 09/25/2035	$186,271	185,565	0.2%
Series 2006-2, Class A3, 0.320%, 09/25/2036	1,022,933	1,010,298	1.2%
Asset Backed Securities Corp Home Equity Loan Trust,
Series 2004-HE6, Class A1, 0.720%, 09/25/2034	667,312	667,286	0.8%
Capital Auto Receivables Asset Trust,
Series 2014-1, Class A1B, 0.515%, 05/20/2016	590,000	590,159	0.7%
HSI Asset Securitization Corp Trust,
Series 2007-WF1, Class 2A3, 0.340%, 05/25/2037	668,363	646,410	0.8%
Master Credit Card Trust II,
Series 2012-2A, Class A, 0.780%, 04/21/2017
(Acquired 10/24/2012, Cost $1,001,048)* f	1,000,000	1,000,320	1.2%
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC1, Class A2C, 0.370%, 12/25/2036	665,770	659,909	0.8%
Springleaf Mortgage Loan Trust,
Series 2012-2A, Class A, 2.220%, 10/25/2057 (Acquired
08/20/2014 through 10/22/2014, Cost $531,381)*	525,962	533,015	0.6%
Other Asset Backed Securities#~		4,039,638	4.6%
Total Asset Backed Securities
(Cost $9,329,059)		9,332,600	10.9%
Commercial Mortgage-Backed Securities
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	982,681	996,832	1.2%
COMM Mortgage Trust,
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	885,035	894,471	1.1%
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.269%, 12/15/2044	871,172	889,771	1.0%
Other Commercial Mortgage Backed Securities#		20,207	0.0%
Total Commercial Mortgage Backed Securities
(Cost $2,829,884)		2,801,281	3.3%
Total Long-Term Investments
(Cost $80,061,385)		79,876,459	93.6%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2014

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06%«	3,882,770	$3,882,770	4.5%
Total Short-Term Investments
(Cost $3,882,770)		3,882,770	4.5%
Total Investments
(Cost $83,944,155)		83,759,229	98.1%
Other Assets in Excess of Liabilities		1,609,335	1.9%
TOTAL NET ASSETS		$85,368,564	100.0%
Notes to Summary Schedule of Investments
*	Restricted Security Deemed Liquid
f	Foreign Security
«	7-Day Yield
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $5,085,445 representing 5.96% of net assets.

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$12,739,840	$—	$12,739,840
Corporate Bonds	—	48,466,036	—	48,466,036
Other Government Related Securities	—	2,574,326	—	2,574,326
Taxable Municipal Bonds	—	2,883,067	—	2,883,067
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	737,465	—	737,465
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	341,844	—	341,844
Asset Backed Securities	—	9,332,600	—	9,332,600
Commercial Mortgage-Backed Securities	—	2,801,281	—	2,801,281
Total Fixed Income	—	79,876,459	—	79,876,459
Short-Term Investment
Money Market Mutual Fund	3,882,770	—	—	3,882,770
Total Short-Term Investment	3,882,770	—	—	3,882,770
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	—	—	—	—
Total Investments Purchased with
Cash Proceeds from Securities Lending	—	—	—	—
Total Investments	$3,882,770	$79,876,459	$—	$83,759,229

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2014

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

The Fund had strong absolute and relative returns versus its benchmark index in 2014.  Our long-term commitment to duration neutrality again proved to be a prudent strategy as the bond market saw a sharp drop in yields for longer maturities and continued flattening of the yield curve throughout the year. The movements in the bond market confounded the predictions of many market participants who expected rates to rise and proved again the difficulty of forecasting both the direction and timing of interest rate moves. The primary factors contributing to the Fund’s outperformance in 2014 are described below.

•
Within the Credit sector, an overweight to the Financial sub-sector, which continued to outperform other credit sectors for the full year, aided the Fund’s performance as credit fundamentals remained solid.

•
Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to the Fund’s outperformance as limited supply and continued improvements in housing provided strong technical and fundamental support.

•
An overweight position to commercial mortgage-backed securities (CMBS) primarily through seasoned, super-senior CMBS added to performance as the sector outperformed significantly for the year resulting from tight supply combined with growing demand for these high quality securities.

•	The Fund’s yield curve positioning where an underweight in 1-2 year maturities and a slight overweight in the 4 year part of the curve benefitted the Fund as the curve continued to flatten.

Looking forward, we believe select credits still offer good relative value despite an elevated risk environment, as company balance sheets and credit fundamentals remain solid.  We also expect continued positive contribution from non-agency RMBS.  Yield curve positioning should modestly benefit from continued flattening of the yield curve with attractive rolldown opportunities being captured on a more selective basis.  The Fund remains duration neutral to its benchmark and we are optimistic that the Fund is well positioned to add value relative to its benchmark.

Baird Short-Term Bond Fund
December 31, 2014 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$2,676,707,885

	SEC 30-Day
	Yield(3)
	Institutional Class	1.55%
	Investor Class	1.30%

	Average
	Effective
	Duration	1.93 years

	Average
	Effective
	Maturity	1.99 years

	Annualized
Sector Weightings(1)	Expense
	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%(4)

	Portfolio
	Turnover
	Rate	51.2%

	Number of
	Holdings	532

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2014.
(4)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/04), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/19/12), assuming reinvestment of all distributions.

Baird Short-Term Bond Fund
December 31, 2014 (Unaudited)

Total Returns

				Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2014	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	1.49%	2.68%	3.20%	3.11%	N/A
Investor Class Shares	1.25%	N/A	N/A	N/A	1.33%
Barclays 1-3 Year U.S.
Government/Credit Bond Index(1)	0.77%	1.41%	2.85%	2.77%	0.72%

(1)
The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2014

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.250%, 07/31/2018@	$130,950,000	$135,154,674	5.0%
1.250%, 04/30/2019@	172,000,000	169,997,748	6.4%
Total U.S. Treasury Securities
(Cost $304,755,926)		305,152,422	11.4%
Corporate Bonds
Finance
ABN AMRO Bank N.V.,
1.033%, 10/28/2016 (Acquired 10/23/2013 through
05/19/2014, Cost $11,058,523)* f	11,050,000	11,128,886	0.4%
Citizens Bank, National Association,
1.600%, 12/04/2017	12,500,000	12,444,875	0.5%
CNA Financial Corporation,
7.350%, 11/15/2019	10,200,000	12,174,159	0.5%
Dresdner Bank AG,
7.250%, 09/15/2015 f	12,322,000	12,741,835	0.5%
LeasePlan Corporation N.V.,
2.500%, 05/16/2018 (Acquired 05/07/2013 through
10/20/2014, Cost $14,710,581)* f	14,785,000	14,791,343	0.5%
Nomura Holdings, Inc.,
2.000%, 09/13/2016 f	10,205,000	10,287,324	0.4%
Synchrony Financial,
3.000%, 08/15/2019@	13,350,000	13,496,089	0.5%
Voya Financial, Inc.,
2.900%, 02/15/2018	14,708,000	15,057,359	0.6%
Other Finance#~		611,155,586	22.8%
Total Finance
(Cost $710,774,596)		713,277,456	26.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utility
National Grid PLC
6.300%, 08/01/2016 f	$9,531,000	$10,288,219	0.4%
Other Utility#~		73,544,435	2.7%
Total Utility
(Cost $83,674,285)		83,832,654	3.1%
Industrials
Amgen Inc.,
5.700%, 02/01/2019	10,000,000	11,248,780	0.4%
Boardwalk Pipelines, LP,
5.500%, 02/01/2017	13,384,000	14,118,969	0.5%
CF Industries, Inc.,
6.875%, 05/01/2018	11,182,000	12,712,022	0.5%
Dollar General Corporation,
4.125%, 07/15/2017	17,321,000	17,863,424	0.7%
Hospira, Inc.,
6.050%, 03/30/2017	9,654,000	10,408,605	0.4%
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013 through
09/19/2014, Cost $11,971,239)* f	11,750,000	11,591,751	0.4%
PetroLogistics LP / PetroLogistics Finance Corp.,
6.250%, 04/01/2020	11,755,000	12,666,013	0.5%
Pioneer Natural Resources Company,
5.875%, 07/15/2016	10,133,000	10,762,057	0.4%
Seagate HDD Cayman,
6.875%, 05/01/2020 f	10,653,000	11,185,650	0.4%
Telecom Italia Capital,
5.250%, 10/01/2015 f	10,960,000	11,179,200	0.4%
The Dow Chemical Company,
8.550%, 05/15/2019	11,427,000	14,206,572	0.5%
The Valspar Corporation,
5.100%, 08/01/2015	10,450,000	10,698,376	0.4%
Valero Energy Corporation,
9.375%, 03/15/2019	10,349,000	12,906,559	0.5%
Verizon Communications Inc.,
3.650%, 09/14/2018	14,000,000	14,794,178	0.5%
Walgreen Co.,
5.250%, 01/15/2019	9,392,000	10,440,025	0.4%
Other Industrials#~		669,215,310	25.1%
Total Industrials
(Cost $858,524,095)		855,997,491	32.0%
Total Corporate Bonds
(Cost $1,652,972,976)		1,653,107,601	61.8%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Government Related Securities
Other Government Related Securities#~		$74,963,835	2.8%
Total Other Government Related Securities
(Cost $75,485,344)		74,963,835	2.8%
Taxable Municipal Bonds
Rhode Island Housing & Mortgage Finance Corp/RI,
3.000%, 10/01/2034 (Callable 10/01/2023)	$11,760,000	12,039,653	0.5%
Other Taxable Municipal Bonds#		55,720,525	2.0%
Total Taxable Municipal Bonds
(Cost $67,442,585)		67,760,178	2.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		556,684	0.0%
Total U.S. Government Agency Issues
(Cost $530,947)		556,684	0.0%
Non-U.S. Government Agency Issues
Structured Securities Corp
Mortgage Pass-Through Certificates,
Series 2004-22, Class A2, 5.133%, 01/25/2035	11,396,361	11,796,339	0.4%
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A1, 2.370%, 06/25/2034	11,157,219	11,259,452	0.4%
Other Non-U.S. Government Agency Issues#		39,326,014	1.5%
Total Non-U.S. Government Agency Issues
(Cost $62,269,082)		62,381,805	2.3%
Asset Backed Securities
Accredited Mortgage Loan Trust,
Series 2006-2, Class A3, 0.320%, 09/25/2036	17,591,177	17,373,891	0.7%
Ally Auto Receivables Trust,
Series 2014-SN2, Class A2B, 0.465%, 03/20/2017	13,000,000	13,000,559	0.5%
Ameriquest Mortgage Securities Inc
Asset-Backed Pass-Through Ctfs,
Series 2005-R8, Class A2D, 0.530%, 10/25/2035	11,660,913	11,613,838	0.4%
Argent Securities Inc Asset-Backed
Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.510%, 11/25/2035	14,097,419	13,542,798	0.5%
Capital Auto Receivables Asset Trust,
Series 2014-3, Class A-2, 1.180%, 12/20/2017	25,515,000	25,515,230	1.0%
Ford Credit Auto Owner Trust,
Series 2014-1, Class A, 2.260%, 11/15/2025
(Acquired 05/06/2014 through 11/18/2014,
Cost $17,958,650)*	17,894,000	17,989,518	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
GSAA Trust,
Series 2005-8, Class A4, 0.440%, 06/25/2035	$21,675,795	$21,045,268	0.8%
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3, 0.340%, 09/25/2036	20,309,304	20,267,406	0.8%
RASC Series Trust,
Series 2005-AHL2, Class A3, 0.520%, 10/25/2035	12,150,000	11,990,519	0.4%
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 0.495%, 10/25/2035
(Acquired 03/13/2014, Cost $13,669,278)*	13,837,928	13,678,778	0.5%
Springleaf Funding Trust,
Series 2013-AA, Class A, 2.580%, 09/15/2021 (Acquired
01/09/2014 through 11/18/2014, Cost $23,206,842)*	23,100,000	23,166,505	0.9%
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.170%, 10/25/2034	16,953,015	16,921,940	0.6%
Synchrony Credit Card Master Note Trust,
Series 2014-1, Class A, 1.610%, 11/15/2020	11,700,000	11,657,307	0.4%
Other Asset Backed Securities#~		120,271,442	4.4%
Total Asset Backed Securities
(Cost $337,392,381)		338,034,999	12.6%
Commercial Mortgage-Backed Securities
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	24,181,820	24,530,038	0.9%
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.226%, 07/15/2044	18,872,614	19,177,558	0.7%
COMM Mortgage Trust,
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	14,296,123	14,448,548	0.6%
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class A4, 5.100%, 08/15/2038	13,878,629	14,062,854	0.5%
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044	18,450,000	19,047,614	0.7%
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	19,435,000	19,636,638	0.7%
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class A4, 5.206%, 11/14/2042	12,256,304	12,449,549	0.5%
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.269%, 12/15/2044	17,540,804	17,915,282	0.7%
Other Commercial Mortgage Backed Securities#		7,956,896	0.3%
Total Commercial Mortgage Backed Securities
(Cost $155,070,916)		149,224,977	5.6%
Total Long-Term Investments
(Cost $2,655,920,157)		2,651,182,501	99.0%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2014

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	9,270,655	$9,270,655	0.4%
Total Short-Term Investments
(Cost $9,270,655)		9,270,655	0.4%
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.29%«	147,613,109	147,613,109	5.5%
Total Investment Companies
(Cost $147,613,109)		147,613,109	5.5%
Total Investments Purchased With Securities Lending
(Cost $147,613,109)		147,613,109	5.5%
Total Investments
(Cost $2,812,803,921)		2,808,066,265	104.9%
Liabilities in Excess of Other Assets		(131,358,380)	(4.9)%
TOTAL NET ASSETS		$2,676,707,885	100.0%
Notes to Summary Schedule of Investments
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2014.
f	Foreign Security
«	7-Day Yield
~	Groupings contain, in aggregate, restricted securities totaling $369,690,728 representing 13.81% of net assets.
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014 (cont.)

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$305,152,422	$—	$305,152,422
Corporate Bonds	—	1,653,107,601	—	1,653,107,601
Other Government Related Securities	—	74,963,835	—	74,963,835
Taxable Municipal Bonds	—	67,760,178	—	67,760,178
Residential Mortgage-
Backed Securities –
U.S. Government Agency Issues	—	556,684	—	556,684
Residential Mortgage-
Backed Securities –
Non-U.S. Government Agency Issues	—	62,381,805	—	62,381,805
Asset Backed Securities	—	338,034,999	—	338,034,999
Commercial Mortgage-
Backed Securities	—	149,224,977	—	149,224,977
Total Long-Term Investments	—	2,651,182,501	—	2,651,182,501
Short-Term Investments
Money Market Mutual Fund	9,270,655	—	—	9,270,655
Total Short-Term Investments	9,270,655	—	—	9,270,655
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	147,613,109	—	—	147,613,109
Total Investments Purchased with
Cash Proceeds from
Securities Lending	147,613,109	—	—	147,613,109
Total Investments	$156,883,764	$2,651,182,501	$—	$2,808,066,265

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2014

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Intermediate U.S. Government/Credit Bond Index.  The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

The Fund had strong absolute and relative returns versus its benchmark index in 2014.  Our long-term commitment to duration neutrality again proved to be a prudent strategy as the bond market saw a sharp drop in yields for longer maturities and continued flattening of the yield curve throughout the year. The movements in the bond market confounded the predictions of many market participants who expected rates to rise and proved again the difficulty of forecasting both the direction and timing of interest rate moves. The primary factors contributing to the Fund’s outperformance in 2014 are described below.

•
Within the Credit sector, an overweight in short to intermediate maturities versus long maturity credit added value in the year as credit spreads widened less on intermediate maturities than long maturities.  An overweight to Financials also added value as this sector outperformed other credit sectors for the full year due to continued solid credit fundamentals.

•
Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to the Fund’s outperformance as limited supply and continued improvements in housing provided strong technical and fundamental support.

•
An overweight position to commercial mortgage-backed securities (CMBS) primarily through seasoned, super-senior CMBS added to performance as the sector outperformed significantly for the year resulting from tight supply combined with growing demand for these high quality securities.

Looking forward, we believe select credits still offer good relative value despite an elevated risk environment, as company balance sheets and credit fundamentals remain solid.  We also expect continued positive contribution from non-agency RMBS.  Yield curve positioning should modestly benefit from continued flattening of the yield curve with attractive rolldown opportunities being captured on a more selective basis.  The Fund remains duration neutral to its benchmark and we are optimistic that the Fund is well positioned to add value relative to its benchmark.

Baird Intermediate Bond Fund
December 31, 2014 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,583,778,911

	SEC 30-Day
	Yield(3)
	Institutional Class	1.97%
	Investor Class	1.73%

	Average
	Effective
	Duration	3.89 years

	Average
	Effective
	Maturity	4.35 years

	Annualized
	Expense
Sector Weightings(1)	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%(4)

	Portfolio
	Turnover
	Rate	29.2%

	Number of
	Holdings	438

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2014.
(4)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2014 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2014	Year	Years	Years	Inception(1)
Institutional Class Shares	3.50%	4.67%	4.65%	5.45%
Investor Class Shares	3.29%	4.41%	4.37%	5.18%
Barclays Intermediate
U.S. Government/Credit Bond Index(2)	3.13%	3.54%	4.10%	4.96%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2014.
(2)
The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2014

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.250%, 04/30/2019@	$143,300,000	$141,631,845	8.9%
2.625%, 08/15/2020@	262,525,000	274,154,070	17.3%
7.875%, 02/15/2021@	67,000,000	90,518,072	5.7%
2.500%, 05/15/2024	13,000,000	13,393,042	0.9%
Total U.S. Treasury Securities
(Cost $515,610,298)		519,697,029	32.8%
Corporate Bonds
Finance
Citizens Bank, National Association,
2.450%, 12/04/2019	8,000,000	7,950,000	0.5%
Comerica Bank,
5.200%, 08/22/2017	5,570,000	6,054,039	0.4%
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (Acquired 03/02/2012
through 10/03/2014, Cost $4,596,189)* f	4,335,000	4,839,910	0.3%
LeasePlan Corporation N.V.,
2.500%, 05/16/2018 (Acquired 05/29/2013
through 10/20/2014, Cost $5,026,908)* f	5,000,000	5,002,145	0.3%
Macquarie Bank Limited,
2.000%, 08/15/2016 (Acquired 08/07/2013,
Cost $4,998,250)* f	5,000,000	5,060,895	0.3%
Synchrony Financial,
3.750%, 08/15/2021	5,000,000	5,107,445	0.3%
The Huntington National Bank,
1.300%, 11/20/2016	4,850,000	4,829,984	0.3%
Other Finance#~		288,156,756	18.2%
Total Finance
(Cost $318,318,244)		327,001,174	20.6%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utility
Other Utility#~		$28,839,901	1.8%
Total Utility
(Cost $27,910,938)		28,839,901	1.8%
Industrials
21st CENTURY FOX AMERICA, INC.,
8.000%, 10/17/2016	$5,575,000	6,225,485	0.4%
Hutchison Whampoa International (09) Limited,
7.625%, 04/09/2019 (Acquired 10/16/2009
through 04/16/2014, Cost $6,136,117)* f	5,400,000	6,532,369	0.4%
Hyundai Capital Services, Inc.,
3.500%, 09/13/2017 (Acquired 08/04/2014
through 09/30/2014, Cost $6,422,012)* f	6,150,000	6,362,034	0.4%
ONEOK Partners, L.P.,
3.375%, 10/01/2022	6,000,000	5,553,972	0.4%
Pearson Funding Two plc,
4.000%, 05/17/2016 (Acquired 10/03/2014,
Cost $6,230,596)* f	6,000,000	6,236,658	0.4%
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013
through 09/19/2014, Cost $6,959,451)* f	6,880,000	6,787,340	0.4%
Seagate HDD Cayman,
6.875%, 05/01/2020 f	5,000,000	5,250,000	0.3%
Valero Energy Corporation,
9.375%, 03/15/2019	5,898,000	7,355,579	0.5%
Verizon Communications Inc.,
5.150%, 09/15/2023	6,100,000	6,735,821	0.4%
Waste Management, Inc.,
7.375%, 03/11/2019	5,000,000	6,042,715	0.4%
Other Industrials#~		272,477,213	17.2%
Total Industrials
(Cost $330,552,397)		335,559,186	21.2%
Total Corporate Bonds
(Cost $676,781,579)		691,400,261	43.6%
Other Government Related Securities
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 f	5,150,000	5,328,597	0.3%
Federal Home Loan Mortgage Corporation (FHLMC),
1.375%, 05/01/2020@	10,000,000	9,751,660	0.6%
Other Government Related Securities#~		27,081,569	1.8%
Total Other Government Related Securities
(Cost $40,870,072)		42,161,826	2.7%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Taxable Municipal Bonds
New Jersey Economic Development Authority,
1.802%, 06/15/2017	$5,000,000	$4,964,950	0.3%
Other Taxable Municipal Bonds#		26,363,925	1.7%
Total Taxable Municipal Bonds
(Cost $30,180,895)		31,328,875	2.0%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		938,541	0.1%
Total U.S. Government Agency Issues
(Cost $887,801)		938,541	0.1%
Non-U.S. Government Agency Issues
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%, 09/20/2034	5,035,983	5,429,036	0.3%
Structured Asset Securities Corp
Mortgage Pass-Through Certificates,
Series 2004-22, Class A2, 5.133%, 01/25/2035	7,597,574	7,864,226	0.5%
WaMu Mortgage Pass-Through Certificates:
Series 2004-AR3, Class A1, 2.370%, 06/25/2034	6,545,568	6,605,546	0.4%
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	4,887,754	5,225,953	0.3%
Other Non-U.S. Government Agency Issues#~		12,637,818	0.9%
Total Non-U.S. Government Agency Issues
(Cost $37,632,608)		37,762,579	2.4%
Asset Backed Securities
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025 (Acquired
10/07/2014 through 10/09/2014, Cost $10,913,561)*	10,859,000	10,916,965	0.7%
Series 2014-2, Class A, 2.310%, 04/15/2026
(Acquired 10/07/2014, Cost $11,745,689)*	11,750,000	11,780,268	0.7%
Nomura Holdings, Inc.,
Series 2006-HE2, Class A3, 0.340%, 03/25/2036	6,445,215	6,275,171	0.4%
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 0.495%, 10/25/2035
(Acquired 03/13/2014, Cost $7,570,677)*	7,664,083	7,575,939	0.5%
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC1, Class A2D, 0.470%, 12/25/2036	7,617,879	7,378,845	0.5%
Springleaf Funding Trust,
Series 2013-AA, Class A, 2.580%, 09/15/2021
(Acquired 02/14/2014, Cost $5,021,458)*	5,000,000	5,014,395	0.3%
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.170%, 10/25/2034	7,899,820	7,885,340	0.5%
Other Asset Backed Securities#~		37,394,504	2.3%
Total Asset Backed Securities
(Cost $94,050,350)		94,221,427	5.9%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	$5,337,924	$5,414,790	0.3%
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.226%, 07/15/2044	6,551,416	6,657,273	0.4%
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044	6,885,000	7,108,012	0.5%
FHLMC Multifamily Structured Pass Through Certificates:
Series K-708, Class A2, 2.130%, 01/25/2019	8,300,000	8,393,010	0.5%
Series K-003, Class A4, 5.053%, 01/25/2019	9,000,000	10,054,692	0.6%
Series K-004, Class A2, 4.186%, 08/25/2019	5,875,000	6,416,217	0.4%
Series K-005, Class A2, 4.317%, 11/25/2019	4,975,000	5,472,321	0.4%
Series K-F02, Class A3, 0.800%, 07/25/2020	6,441,042	6,477,054	0.4%
1.655%-4.251%, 11/25/2016-01/25/2020	8,083,000	8,400,633	0.6%
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	5,000,000	5,051,875	0.3%
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.269%, 12/15/2044	9,027,691	9,220,423	0.6%
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	10,000,000	10,245,800	0.6%
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,000,000	8,358,064	0.5%
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	8,275,000	8,539,742	0.5%
Series 2014-C21, Class A2, 2.917%, 08/15/2047	2,435,234	2,500,304	0.2%
Other Commercial Mortgage Backed Securities#~		14,364,440	0.9%
Total Commercial Mortgage Backed Securities
(Cost $122,882,319)		122,674,650	7.7%
Total Long-Term Investments
(Cost $1,518,895,922)		1,540,185,188	97.2%
Short-Term Investments
	Shares
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06%«	12,590,051	12,590,051	0.8%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	30,000,000	30,000,000	1.9%
Total Short-Term Investments
(Cost $42,590,051)		42,590,051	2.7%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2014

Investments Purchased with Cash
Proceeds from Securities Lending

			% of
	Shares	Value	Net Assets
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.29%«	192,781,148	$192,781,148	12.2%
Total Investment Companies
(Cost $192,781,148)		192,781,148	12.2%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $192,781,148)		192,781,148	12.2%
Total Investments
(Cost $1,754,267,121)		1,775,556,387	112.1%
Liabilities in Excess of Other Assets		(191,777,476)	(12.1)%
TOTAL NET ASSETS		$1,583,778,911	100.0%
Notes to Summary Schedule of Investments
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2014.
f	Foreign Security
«	7-Day Yield
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $161,203,712 representing 10.18% of net assets.

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$519,697,029	$—	$519,697,029
Corporate Bonds	—	691,379,750	20,511	691,400,261
Other Government Related Securities	—	42,161,826	—	42,161,826
Taxable Municipal Bonds	—	31,328,875	—	31,328,875
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	938,541	—	938,541
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	37,762,579	—	37,762,579
Asset Backed Securities	—	94,221,427	—	94,221,427
Commercial Mortgage-Backed Securities	—	122,674,650	—	122,674,650
Total Long-Term Investments	—	1,540,164,677	20,511	1,540,185,188
Short-Term Investments
Money Market Mutual Funds	42,590,051	—	—	42,590,051
Total Short-Term Investments	42,590,051	—	—	42,590,051
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	192,781,148	—	—	192,781,148
Total Investments Purchased with
Cash Proceeds from Securities Lending	192,781,148	—	—	192,781,148
Total Investments	$235,371,199	$1,540,164,677	$20,511	$1,775,556,387

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  There were two transfers between Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  One security that had been priced by the Valuation Committee using Level 3 inputs instead of the Fund’s pricing vendor transferred to Level 2 from Level 3 due to the Fund’s pricing vendor beginning to price the security.  One security that had been priced by the Fund’s pricing vendor began to be priced by the Valuation Committee using Level 3 inputs and transferred from Level 2 to Level 3.  See the Fund’s valuation policy in Note 2a to the financial statements.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2013	$392
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	3,565
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	16,554
Balance as of December 31, 2014	$20,511

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
December 31, 2014

The Baird Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax. A secondary objective is to provide total return with relatively low volatility of principal. The Fund uses the Barclays 7-Year General Obligation Bond Index as its benchmark. The Barclays 7-Year General Obligation Bond Index is an unmanaged, market value weighted index consisting of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of six to eight years.

The Fund had solid absolute returns in 2014 though it lagged its benchmark for the year as investor demand for additional yield continued to help lower quality issues outperform higher quality sectors of the market. The portfolio benefited from its yield curve positioning relative to its benchmark as the yield curve flattened, but its high quality bias limited its return.  We believe the Fund’s focus on high quality intermediate maturities will serve our investors well in 2015 given the current level of interest rates near historic lows and the ongoing financial strain on many municipalities.

The Fund had a very broadly diversified portfolio at year end, with 53% of its investments in pre-refunded bonds. Pre-refunded municipal bonds are generally regarded as the safest municipal bonds available as their interest and principal payments are paid from an escrow account which holds U.S. Treasury and/or U.S. Agency securities. With its focus on high-quality holdings and intermediate duration, we believe the Fund is well-positioned for the uncertain environment for municipal bonds as we enter 2015.

Baird Intermediate Municipal Bond Fund
December 31, 2014 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,105,612,651

	SEC 30-Day
	Yield(4)
	Institutional Class	1.65%
	Investor Class	1.40%

	Average
	Effective
	Duration	4.50 years

	Average
	Effective
	Maturity	5.40 years

Sector Weightings(1)	Annualized
	Expense
	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%(5)

	Portfolio
	Turnover
	Rate	4.7%

	Number of
	Holdings	299

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2014.
(5)	Includes 0.25% 12b-1 fee.

Baird Intermediate Municipal Bond Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Baird Intermediate Municipal Bond Fund
December 31, 2014 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2014	Year	Years	Years	Inception(1)
Institutional Class Shares	4.54%	3.44%	3.96%	4.56%
Investor Class Shares	4.27%	3.18%	3.70%	4.30%
Barclays 7-Year General Obligation Bond Index(2)	5.81%	4.58%	4.61%	4.90%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2014.
(2)
The Barclays 7-Year General Obligation Bond Index is an unmanaged, market value weighted index comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of at least $5 million, have been issued within the last five years and have a maturity of six to eight years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Other Alabama#		$2,366,049	0.2%
Total Alabama
(Cost $2,177,319)		2,366,049	0.2%
Alaska
Other Alaska#		1,019,270	0.1%
Total Alaska
(Cost $1,003,903)		1,019,270	0.1%
Arizona
Other Arizona#		3,070,223	0.3%
Total Arizona
(Cost $2,923,370)		3,070,223	0.3%
Arkansas
Other Arkansas#		1,129,880	0.1%
Total Arkansas
(Cost $1,137,808)		1,129,880	0.1%
California
Bakersfield California Certificates Participation
0.000%, 04/15/2021 (ETM)	$12,380,000	11,028,971	1.0%
San Joaquin Hills California Transportation
Corridor Agency Toll Road Revenue
0.000%, 01/01/2020 (ETM)	6,865,000	6,403,672	0.6%
0.000%, 01/01/2023 (ETM)	14,000,000	11,858,140	1.0%
San Marcos California Public
Facilities Authority Revenue
0.000%, 09/01/2019 (ETM)	17,295,000	16,192,963	1.5%
Other California#		10,425,987	1.0%
Total California
(Cost $51,084,577)		55,909,733	5.1%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado
Dawson Ridge Metropolitan District No. 1 Colorado
0.000%, 10/01/2022 (ETM)	$17,540,000	$14,899,704	1.3%
0.000%, 10/01/2022 (ETM)	26,895,000	22,846,495	2.1%
Regional Transportation District
Colorado Sales Tax Revenue
5.000%, 11/01/2036 (Pre-refunded to 11/01/2016)	6,785,000	7,328,207	0.7%
Other Colorado#		12,708,636	1.1%
Total Colorado
(Cost $55,235,906)		57,783,042	5.2%
Connecticut
Other Connecticut#		5,172,956	0.5%
Total Connecticut
(Cost $5,020,871)		5,172,956	0.5%
Delaware
Other Delaware#		2,357,780	0.2%
Total Delaware
(Cost $2,367,226)		2,357,780	0.2%
Florida
Broward County Florida School Board
5.250%, 07/01/2022 (Callable 07/01/2021)	8,390,000	9,962,370	0.9%
5.250%, 07/01/2023 (Callable 07/01/2021)	4,915,000	5,748,486	0.5%
County of St. Lucie Florida
6.000%, 10/01/2020 (ETM)	6,420,000	7,725,122	0.7%
Florida State Board of Education
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	15,965,082	1.4%
Miami-Dade County Florida
4.500%, 10/01/2020	7,100,000	8,098,544	0.7%
Other Florida#		54,608,006	5.0%
Total Florida
(Cost $95,070,015)		102,107,610	9.2%
Georgia
Atlanta Georgia Water & Wastewater Revenue
5.500%, 11/01/2017 (Insured by AGM)	8,445,000	9,516,417	0.9%
Forsyth County Georgia Hospital Authority
Revenue Anticipation Certificates
6.375%, 10/01/2028 (ETM)	8,050,000	10,295,708	0.9%
Gwinnett County Georgia School District
5.000%, 02/01/2026 (Pre-refunded to 02/01/2018)	7,400,000	8,318,858	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
State of Georgia
5.000%, 07/01/2020 (Callable 07/01/2017)	$12,570,000	$13,889,976	1.3%
Other Georgia#		11,494,066	1.0%
Total Georgia
(Cost $52,116,384)		53,515,025	4.8%
Illinois
Chicago Illinois Board of Education
6.000%, 01/01/2020 (Insured by NPFGC)	14,745,000	16,501,572	1.5%
5.000%-5.000%, 12/01/2017-12/01/2017	6,445,000	6,921,363	0.6%
Illinois Development Financial Authority
0.000%, 07/15/2023 (ETM)	21,475,000	17,760,684	1.6%
Illinois Finance Authority
0.000%, 07/15/2025 (ETM)	12,625,000	9,760,514	0.9%
Kane McHenry Cook & De Kalb
Counties Illinois School District No. 300
7.000%, 01/01/2018 (ETM)	5,775,000	6,812,479	0.6%
Kendall Kane & Will Counties
Community Unit School District No. 308
0.000%, 02/01/2021	13,625,000	11,710,824	1.1%
Village of Schaumburg IL
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,291,477	0.6%
Other Illinois#		60,066,239	5.4%
Total Illinois
(Cost $130,031,911)		135,825,152	12.3%
Indiana
Other Indiana#		15,073,300	1.4%
Total Indiana
(Cost $14,341,676)		15,073,300	1.4%
Kansas
Other Kansas#		3,302,857	0.3%
Total Kansas
(Cost $3,111,559)		3,302,857	0.3%
Kentucky
Louisville & Jefferson County
Metropolitan Government
6.125%, 02/01/2037 (Pre-refunded to 02/01/2018)	13,665,000	15,826,256	1.4%
Other Kentucky#		3,732,851	0.4%
Total Kentucky
(Cost $19,372,369)		19,559,107	1.8%
Louisiana
Louisiana Public Facilities Authority Revenue
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	9,885,000	12,708,749	1.2%
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	20,585,000	27,039,427	2.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
State of Louisiana
5.000%, 11/15/2020 (Callable 05/15/2020)	$10,000,000	$11,750,300	1.0%
5.000%, 11/15/2018	1,775,000	2,032,872	0.2%
Total Louisiana
(Cost $48,029,527)		53,531,348	4.8%
Maryland
Other Maryland#		3,878,293	0.4%
Total Maryland
(Cost $3,844,851)		3,878,293	0.4%
Massachusetts
Massachusetts State
5.000%, 08/01/2020 (Pre-refunded to 08/01/2016)	5,820,000	6,236,537	0.6%
4.000%, 12/01/2022 (Callable 12/01/2019)	15,000,000	16,571,400	1.5%
Other Massachusetts#		8,410,309	0.7%
Total Massachusetts
(Cost $30,499,023)		31,218,246	2.8%
Michigan
Michigan Finance Authority
5.000%, 01/01/2019	7,000,000	7,994,140	0.7%
Other Michigan#		31,011,458	2.8%
Total Michigan
(Cost $38,424,729)		39,005,598	3.5%
Minnesota
University of Minnesota
5.500%, 07/01/2021 (ETM)	9,980,000	11,964,922	1.1%
Other Minnesota#		2,870,682	0.2%
Total Minnesota
(Cost $14,527,370)		14,835,604	1.3%
Mississippi
Other Mississippi#		2,649,702	0.2%
Total Mississippi
(Cost $2,611,275)		2,649,702	0.2%
Missouri
Other Missouri#		1,107,360	0.1%
Total Missouri
(Cost $1,067,361)		1,107,360	0.1%
Nebraska
Other Nebraska#		5,960,762	0.5%
Total Nebraska
(Cost $5,887,144)		5,960,762	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nevada
Other Nevada#		$2,232,110	0.2%
Total Nevada
(Cost $2,091,692)		2,232,110	0.2%
New Hampshire
Other New Hampshire#		3,681,238	0.3%
Total New Hampshire
(Cost $3,612,663)		3,681,238	0.3%
New Jersey
New Jersey State Housing &
Mortgage Finance Agency Bonds
4.500%, 10/01/2029 (Callable 04/01/2021)	$7,305,000	7,630,292	0.7%
Other New Jersey#		18,569,676	1.7%
Total New Jersey
(Cost $25,551,539)		26,199,968	2.4%
New Mexico
Other New Mexico#		2,808,636	0.3%
Total New Mexico
(Cost $2,839,203)		2,808,636	0.3%
New York
Metropolitan Transit Authority New York
6.000%, 04/01/2020 (ETM)	13,430,000	15,718,472	1.4%
New York State Dormitory Authority
5.000%, 12/15/2023 (Callable 12/15/2022)	11,685,000	14,142,122	1.3%
Westchester Tobacco Asset
Securitization Corp. New York
6.950%, 07/15/2039 (Pre-refunded to 07/15/2017)	13,075,000	15,234,336	1.4%
Other New York#		30,148,665	2.7%
Total New York
(Cost $72,682,717)		75,243,595	6.8%
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021 (ETM)	10,120,000	11,909,216	1.1%
North Carolina Eastern Municipal
Power Agency Power Systems Revenue
5.000%, 01/01/2017 (ETM)	6,630,000	6,926,560	0.6%
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	7,665,000	9,028,067	0.8%
6.000%-6.400%, 01/01/2021-01/01/2026	7,647,000	9,147,535	0.9%
Total North Carolina
(Cost $36,163,663)		37,011,378	3.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ohio
State of Ohio
5.000%, 06/15/2021	$6,740,000	$8,091,572	0.8%
Other Ohio#		15,184,313	1.3%
Total Ohio
(Cost $22,601,776)		23,275,885	2.1%
Pennsylvania
Pennsylvania Convention Center
Authority Revenue Bonds
6.000%, 09/01/2019 (ETM)	11,125,000	12,999,118	1.2%
Other Pennsylvania#		22,199,417	2.0%
Total Pennsylvania
(Cost $34,162,782)		35,198,535	3.2%
Puerto Rico
Other Puerto Rico#		13,433,475	1.2%
Total Puerto Rico
(Cost $15,011,212)		13,433,475	1.2%
South Carolina
Piedmont Municipal Power Agency
South Carolina Electric Revenue
6.750%, 01/01/2020 (ETM)	6,450,000	8,070,949	0.7%
Other South Carolina#		5,468,566	0.5%
Total South Carolina
(Cost $12,844,136)		13,539,515	1.2%
South Dakota
Other South Dakota#		469,537	0.1%
Total South Dakota
(Cost $467,290)		469,537	0.1%
Tennessee
Other Tennessee#		10,300,652	0.9%
Total Tennessee
(Cost $10,179,369)		10,300,652	0.9%
Texas
City of Houston TX Combined Utility System Revenue
0.000%, 12/01/2019 (ETM)	13,355,000	12,411,469	1.1%
5.500%, 12/01/2029 (ETM)	16,050,000	21,784,183	2.0%
5.500%, 12/01/2024 (ETM)	1,735,000	2,206,452	0.2%
Harris County Texas
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	6,830,000	8,000,252	0.7%
North East Independent School District/TX
5.000%, 08/01/2021	6,095,000	7,323,386	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
San Antonio Texas Electric & Gas Revenue
5.650%, 02/01/2019 (ETM)	$11,665,000	$13,111,577	1.2%
Tarrant County Texas Health Facilities Revenue
6.000%, 09/01/2024 (ETM)	7,990,000	9,603,820	0.9%
Texas State
5.000%, 10/01/2018	6,285,000	7,182,184	0.7%
5.000%-5.000%, 04/01/2020-08/01/2021	5,170,000	5,654,026	0.5%
University of Texas System/The
5.000%, 08/15/2022	9,530,000	11,628,506	1.1%
Other Texas#		87,141,538	7.7%
Total Texas
(Cost $179,186,786)		186,047,393	16.8%
Utah
Other Utah#		6,823,145	0.6%
Total Utah
(Cost $6,330,992)		6,823,145	0.6%
Virginia
Other Virginia#		7,243,089	0.7%
Total Virginia
(Cost $7,161,750)		7,243,089	0.7%
Washington
Washington Health Care Facilities Authority
6.250%, 08/01/2036 (Pre-refunded to 08/01/2018)	7,850,000	9,258,133	0.8%
6.125%-6.250%, 08/01/2028-11/15/2041	6,195,000	7,795,011	0.7%
Washington State
5.000%, 01/01/2021	10,000,000	11,889,500	1.1%
5.500%, 07/01/2023	5,000,000	6,165,050	0.5%
Other Washington#		13,833,972	1.3%
Total Washington
(Cost $47,371,433)		48,941,666	4.4%
West Virginia
Other West Virginia#		1,287,816	0.1%
Total West Virginia
(Cost $1,268,525)		1,287,816	0.1%
Wisconsin
Other Wisconsin#		2,825,533	0.3%
Total Wisconsin
(Cost $2,631,300)		2,825,533	0.3%
Total Long-Term Investments
(Cost $1,062,045,002)		1,106,942,063	100.1%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01%«	12,684,854	$12,684,854	1.2%
Total Short-Term Investments
(Cost $12,684,854)		12,684,854	1.2%
Total Investments
(Cost $1,074,729,856)		1,119,626,917	101.3%
Liabilities in Excess of Other Assets		(14,014,266)	(1.3)%
TOTAL NET ASSETS		$1,105,612,651	100.0%
Notes to Summary Schedule of Investments
ETM – Escrowed to Maturity
AGM – Assured Guaranty Municipal
NPFGC – National Public Finance Guarantee Corp.
«	7-Day Yield
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Municipal Bonds
Municipal Bonds	$—	$1,106,942,063	$—	$1,106,942,063
Total Municipal Bonds	—	1,106,942,063	—	1,106,942,063
Short-Term Investment
Money Market Mutual Fund	12,684,854	—	—	12,684,854
Total Short-Term Investment	12,684,854	—	—	12,684,854
Total Investments	$12,684,854	$1,106,942,063	$—	$1,119,626,917

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2014

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed, mortgage-backed and commercial mortgage-backed securities (CMBS) with maturities of at least one year.

The Fund had strong absolute and relative returns versus its benchmark index in 2014.  Our long-term commitment to duration neutrality again proved to be a prudent strategy as the bond market saw a sharp drop in yields for longer maturities and continued flattening of the yield curve throughout the year. The movements in the bond market confounded the predictions of many market participants who expected rates to rise and proved again the difficulty of forecasting both the direction and timing of interest rate moves. The primary factors contributing to the Fund’s outperformance in 2014 are described below.

•
Within the Credit sector, an overweight in short to intermediate maturities versus long maturity credit added value in the year as credit spreads widened less on intermediate maturities than long maturities.  An overweight to Financials also added value as this sector outperformed other credit sectors for the full year due to continued solid credit fundamentals.

•
Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to the Fund’s outperformance as limited supply and continued improvements in housing provided strong technical and fundamental support.

•
An overweight position to commercial mortgage-backed securities (CMBS) primarily through seasoned, super-senior CMBS added to performance as the sector outperformed significantly for the year resulting from tight supply combined with growing demand for these high quality securities.

•	Yield curve positioning aided the Fund’s performance as the Fund benefitted from the flattening of the curve over the year.

Looking forward, we believe select credits still offer good relative value despite an elevated risk environment, as company balance sheets and credit fundamentals remain solid.  We also expect continued positive contribution from non-agency RMBS.  Yield curve positioning should modestly benefit from continued flattening of the yield curve with attractive rolldown opportunities being captured on a more selective basis.  The Fund remains duration neutral to its benchmark and we are optimistic that the Fund is well positioned to add value relative to its benchmark.

Baird Aggregate Bond Fund
December 31, 2014 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$3,690,239,918

	SEC 30-Day
	Yield(3)
	Institutional Class	2.52%
	Investor Class	2.28%

	Average
	Effective
	Duration	5.55 years

	Average
	Effective
	Maturity	7.10 years

	Annualized
	Expense
Sector Weightings(1)	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%(4)

	Portfolio
	Turnover
	Rate	32.1%

	Number of
	Holdings	600

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2014.
(4)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2014 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2014	Year	Years	Years	Inception(1)
Institutional Class Shares	6.89%	5.88%	5.08%	6.02%
Investor Class Shares	6.71%	5.64%	4.82%	5.77%
Barclays U.S. Aggregate Bond Index(2)	5.97%	4.45%	4.71%	5.50%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2014.
(2)
The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2014

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020@	$423,000,000	$441,737,631	12.0%
6.250%, 08/15/2023@	23,600,000	31,423,022	0.8%
5.250%, 11/15/2028@	60,626,500	81,282,131	2.2%
3.500%, 02/15/2039@	196,330,900	225,489,180	6.1%
1.250%-4.375%, 04/30/2019-08/15/2044@	2,500,400	2,691,928	0.1%
Total U.S. Treasury Securities
(Cost $759,266,174)		782,623,892	21.2%
Corporate Bonds
Finance
Citizens Bank, National Association,
2.450%, 12/04/2019	18,000,000	17,887,500	0.5%
LeasePlan Corporation N.V.,
2.500%, 05/16/2018 (Acquired 08/02/2013
through 10/20/2014, Cost $18,106,913)* f	18,158,000	18,165,790	0.5%
Massachusetts Mutual Life Insurance Company,
8.875%, 06/01/2039 (Acquired 05/27/2009
through 12/16/2014, Cost $19,421,722)*@	13,000,000	20,975,461	0.6%
Voya Financial, Inc.,
5.500%, 07/15/2022	17,350,000	19,598,838	0.5%
Other Finance#~		562,131,281	15.2%
Total Finance
(Cost $619,724,496)		638,758,870	17.3%
Utility
Other Utility#~		37,475,890	1.0%
Total Utility
(Cost $35,711,821)		37,475,890	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Industrials
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013
through 12/03/2014, Cost $15,573,119)* f	$15,546,000	$15,336,626	0.4%
Seagate HDD Cayman,
6.875%, 05/01/2020 f	13,137,000	13,793,850	0.4%
Valero Energy Corporation,
9.375%, 03/15/2019	15,578,000	19,427,807	0.5%
Verizon Communications Inc.,
6.400%, 09/15/2033	12,140,000	14,953,846	0.4%
Other Industrials#~		583,497,742	15.8%
Total Industrials
(Cost $635,118,028)		647,009,871	17.5%
Total Corporate Bonds
(Cost $1,290,554,345)		1,323,244,631	35.8%
Other Government Related Securities
Other Government Related Securities#~		58,870,672	1.6%
Total Other Government Related Securities
(Cost $57,149,203)		58,870,672	1.6%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		71,891,692	2.0%
Total Taxable Municipal Bonds
(Cost $67,210,710)		71,891,692	2.0%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
5.000%, 03/01/2036	13,333,755	14,748,959	0.4%
3.500%, 07/01/2042	24,921,096	25,951,116	0.7%
3.000%, 08/01/2042	29,410,175	29,770,702	0.8%
3.000%, 06/01/2043	29,145,934	29,487,905	0.8%
4.000%, 03/01/2044	17,702,169	18,892,473	0.5%
3.500%, 07/01/2044	26,061,345	27,126,823	0.7%
4.000%, 07/01/2044	14,547,938	15,526,150	0.4%
3.500%, 10/01/2044	23,682,205	24,650,416	0.7%
4.000%, 10/01/2044	23,872,897	25,586,748	0.7%
2.500%-6.500%, 06/01/2020-08/01/2043	88,733,531	93,599,261	2.6%
Federal National Mortgage Association (FNMA):
2.500%, 12/01/2027	18,187,506	18,567,324	0.5%
4.000%, 01/01/2034	16,199,105	17,443,542	0.5%
4.000%, 06/01/2034	21,561,020	23,182,479	0.6%
4.000%, 09/01/2034	23,074,170	24,826,579	0.7%
5.000%, 07/01/2035	12,460,325	13,796,908	0.4%
3.500%, 02/01/2041	30,108,654	31,440,201	0.9%
4.000%, 02/01/2041	20,919,408	22,352,703	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
3.500%, 03/01/2041	$35,675,753	$37,253,964	1.0%
4.500%, 07/01/2041	26,836,656	29,160,204	0.8%
3.500%, 11/01/2041	21,116,964	22,056,362	0.6%
4.000%, 12/01/2041	21,024,574	22,465,074	0.6%
4.500%, 01/01/2042	31,282,168	34,034,118	0.9%
3.000%, 05/01/2043	35,490,509	35,955,674	1.0%
3.000%, 06/01/2043	14,558,335	14,748,073	0.4%
3.000%-8.000%, 07/25/2019-05/01/2042	71,592,925	76,975,540	2.0%
Government National Mortgage Association (GNMA):
4.500%, 01/20/2041	16,918,186	18,577,368	0.5%
4.000%, 06/20/2042	19,749,637	21,196,436	0.6%
4.500%, 04/20/2044	12,423,038	13,591,617	0.3%
3.500%-6.000%, 11/20/2033-09/20/2042	15,817,272	16,999,425	0.5%
Other U.S. Government Agency Issues#		255,064	0.0%
Total U.S. Government Agency Issues
(Cost $784,566,274)		800,219,208	21.7%
Non-U.S. Government Agency Issues
Merrill Lynch Mortgage Investors Trust,
Series 2004-F, 1.827%, 12/25/2029	15,596,039	15,709,687	0.4%
Other Non-U.S. Government Agency Issues#		84,337,304	2.3%
Total Non-U.S. Government Agency Issues
(Cost $100,472,034)		100,046,991	2.7%
Asset Backed Securities
Accredited Mortgage Loan Trust,
Series 2006-2, Class A3, 0.320%, 09/25/2036	13,514,993	13,348,056	0.4%
Republic Services, Inc.,
Series 2006-KS4, Class A4, 0.410%, 06/25/2036	26,038,000	25,247,929	0.7%
Other Asset Backed Securities#~		105,879,306	2.8%
Total Asset Backed Securities
(Cost $143,986,451)		144,475,291	3.9%
Commercial Mortgage-Backed Securities
COMM Mortgage Trust:
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	24,213,710	24,471,876	0.7%
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	16,445,536	16,847,268	0.5%
3.391%-4.022%, 05/15/2045-08/10/2046	30,263,462	32,257,686	0.8%
FHLMC Multifamily Structured
Pass Through Certificates,
Series K-003, Class A4, 5.053%, 01/25/2019	12,525,000	13,992,780	0.4%
GS Mortgage Securities Corp II,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	22,112,320	21,982,388	0.6%
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	20,835,000	21,331,727	0.6%
Series 2012-C6, Class A4, 2.858%, 11/15/2045	20,460,945	20,490,859	0.5%
3.960%-3.973%, 08/15/2046-10/15/2046	21,100,000	22,624,916	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	$20,464,220	$21,380,158	0.6%
3.636%-3.678%, 08/15/2047-10/15/2057	17,254,000	18,106,808	0.5%
Other Commercial Mortgage Backed Securities#		110,901,712	3.0%
Total Commercial Mortgage Backed Securities
(Cost $324,698,722)		324,388,178	8.8%
Total Long-Term Investments
(Cost $3,527,903,913)		3,605,760,555	97.7%
Short-Term Investments
	Shares
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06%«	44,145,740	44,145,740	1.2%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	70,000,000	70,000,000	1.9%
Total Short-Term Investments
(Cost $114,145,740)		114,145,740	3.1%
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.29%«	98,296,098	98,296,098	2.7%
Total Investment Companies
(Cost $98,296,098)		98,296,098	2.7%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $98,296,098)		98,296,098	2.7%
Total Investments
(Cost $3,740,345,751)		3,818,202,393	103.5%
Liabilities in Excess of Other Assets		(127,962,475)	(3.5)%
TOTAL NET ASSETS		$3,690,239,918	100.0%
Notes to Summary Schedule of Investments
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2014.
f	Foreign Security
«	7-Day Yield
~	Groupings contain, in aggregate, restricted securities totaling $344,699,002 representing 9.34% of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$782,623,892	$—	$782,623,892
Corporate Bonds	—	1,323,244,631	—	1,323,244,631
Other Government Related Securities	—	58,870,672	—	58,870,672
Taxable Municipal Bonds	—	71,891,692	—	71,891,692
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	800,219,208	—	800,219,208
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	100,046,991	—	100,046,991
Asset Backed Securities	—	144,475,291	—	144,475,291
Commercial Mortgage Backed Securities	—	324,388,178	—	324,388,178
Total Long-Term Investments	—	3,605,760,555	—	3,605,760,555
Short-Term Investments
Money Market Mutual Funds	114,145,740	—	—	114,145,740
Total Short-Term Investment	114,145,740	—	—	114,145,740
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	98,296,098	—	—	98,296,098
Total Investments Purchased with
Cash Proceeds from Securities Lending	98,296,098	—	—	98,296,098
Total Investments	$212,441,838	$3,605,760,555	$—	$3,818,202,393

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2014

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Universal Bond Index. The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage-backed securities (CMBS) with maturities of at least one year.

The Fund had strong absolute and relative returns versus its benchmark index in 2014.  Our long-term commitment to duration neutrality again proved to be a prudent strategy as the bond market saw a sharp drop in yields for longer maturities and continued flattening of the yield curve throughout the year. The movements in the bond market confounded the predictions of many market participants who expected rates to rise and proved again the difficulty of forecasting both the direction and timing of interest rate moves. The primary factors contributing to the Fund’s outperformance in 2014 are described below.

•
Within the Credit sector, an overweight in short to intermediate maturities versus long maturity credit added value in the year as credit spreads widened less on intermediate maturities than long maturities.  An overweight to Financials also added value as this sector outperformed other credit sectors for the full year due to continued solid credit fundamentals.

•
Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to the Fund’s outperformance as limited supply and continued improvements in housing provided strong technical and fundamental support.

•
An overweight position to commercial mortgage-backed securities (CMBS) primarily through seasoned, super-senior CMBS added to performance as the sector outperformed significantly for the year resulting from tight supply combined with growing demand for these high quality securities.

•	Yield curve positioning aided the Fund’s performance as the Fund benefitted from the flattening of the curve over the year.
•	An underweight to high yield corporates benefitted relative performance as high yield corporate spreads widened significantly for the year.

Looking forward, we believe select credits still offer good relative value despite an elevated risk environment, as company balance sheets and credit fundamentals remain solid.  We also expect continued positive contribution from non-agency RMBS.  Yield curve positioning should modestly benefit from continued flattening of the yield curve with attractive rolldown opportunities being captured on a more selective basis.  The Fund remains duration neutral to its benchmark and we are optimistic that the Fund is well positioned to add value relative to its benchmark.

Baird Core Plus Bond Fund
December 31, 2014 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$6,716,606,911

	SEC 30-Day
	Yield(3)
	Institutional Class	2.86%
	Investor Class	2.62%

	Average
	Effective
	Duration	5.42 years

	Average
	Effective
	Maturity	6.90 years

	Annualized
Sector Weightings(1)	Expense
	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%(4)

	Portfolio
	Turnover
	Rate	35.0%

	Number of
	Holdings	867

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2014.
(4)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2014 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2014	Year	Years	Years	Inception(1)
Institutional Class Shares	6.59%	6.11%	5.82%	6.54%
Investor Class Shares	6.27%	5.84%	5.55%	6.27%
Barclays U.S. Universal Bond Index(2)	5.56%	4.81%	4.91%	5.72%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2014.
(2)
The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2014

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdfunds.com/prospectuses-reports and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$441,300,000	$460,848,266	6.9%
6.250%, 08/15/2023	40,000,000	53,259,360	0.8%
5.250%, 11/15/2028	118,325,000	158,638,682	2.3%
3.500%, 02/15/2039@	282,420,000	324,363,889	4.8%
Total U.S. Treasury Securities
(Cost $967,984,709)		997,110,197	14.8%
Corporate Bonds
Finance
BPCE,
5.700%, 10/22/2023 (Acquired 10/15/2013,
Cost $30,117,248)* f	28,500,000	30,602,359	0.5%
Citizens Bank, National Association,
2.450%, 12/04/2019	36,000,000	35,775,000	0.5%
Compass Bank,
2.750%, 09/29/2019	30,470,000	30,501,140	0.4%
Discover Financial Services,
3.950%, 11/06/2024	25,000,000	25,131,075	0.4%
HSBC Finance Corporation,
6.676%, 01/15/2021	21,623,000	25,654,738	0.4%
Massachusetts Mutual Life Insurance Company,
8.875%, 06/01/2039 (Acquired 10/03/2012
through 09/26/2014, Cost $30,206,377)*	19,440,000	31,366,382	0.5%
Voya Financial, Inc.,
5.500%, 07/15/2022	25,634,000	28,956,577	0.4%
Other Finance#~		1,000,004,426	14.9%
Total Finance
(Cost $1,180,667,059)		1,207,991,697	18.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utility
Other Utility#~		$100,034,916	1.5%
Total Utility
(Cost $95,996,939)		100,034,916	1.5%
Industrials
Hospira, Inc.,
6.050%, 03/30/2017	$25,000,000	26,954,125	0.4%
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013
through 09/19/2014, Cost $30,947,395)* f	30,900,000	30,483,839	0.4%
Rockwood Specialties Group Inc Sr Glbl Nt 20,
4.625%, 10/15/2020	26,454,000	27,313,755	0.4%
Valero Energy Corporation,
9.375%, 03/15/2019	19,606,000	24,451,250	0.4%
Verizon Communications Inc.,
6.400%, 09/15/2033@	22,675,000	27,930,680	0.4%
Other Industrials#~		1,516,327,234	22.6%
Total Industrials
(Cost $1,655,053,379)		1,653,460,883	24.6%
Total Corporate Bonds
(Cost $2,931,717,377)		2,961,487,496	44.1%
Other Government Related Securities
Other Government Related Securities#~		125,691,062	1.9%
Total Other Government Related Securities
(Cost $124,241,875)		125,691,062	1.9%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		90,246,582	1.3%
Total Taxable Municipal Bonds
(Cost $86,203,322)		90,246,582	1.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
3.500%, 07/01/2042	44,208,857	46,036,064	0.7%
3.000%, 08/01/2042	35,165,351	35,596,428	0.5%
3.000%, 08/01/2043	28,123,864	28,448,937	0.4%
3.500%, 07/01/2044	34,504,440	35,915,101	0.5%
3.500%, 08/01/2044	57,289,724	59,631,925	0.9%
4.000%, 09/01/2044	72,146,397	76,997,565	1.2%
4.000%, 10/01/2044	41,875,737	44,882,024	0.7%
3.000%-6.500%, 12/01/2020-06/01/2043	88,205,108	92,704,930	1.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA):
3.000%, 04/01/2027	$21,961,457	$22,886,552	0.3%
2.500%, 12/01/2027	31,745,931	32,408,897	0.5%
4.000%, 01/01/2034	28,112,674	30,272,328	0.4%
4.000%, 09/01/2034	37,297,332	40,129,943	0.6%
5.000%, 06/01/2040	39,901,521	44,126,679	0.7%
3.500%, 03/01/2041	21,630,571	22,587,457	0.3%
3.500%, 11/01/2041	38,370,981	40,077,932	0.6%
4.000%, 12/01/2041	34,948,428	37,342,923	0.6%
4.500%, 01/01/2042	28,557,672	31,069,943	0.5%
3.000%, 05/01/2043	47,027,453	47,643,830	0.7%
3.000%, 06/01/2043	47,771,468	48,394,070	0.7%
3.000%-7.500%, 12/25/2019-06/01/2042	157,454,757	169,985,896	2.5%
3.000%-6.000%, 05/01/2038-03/01/2043	46,499,762	50,552,686	0.7%
Government National Mortgage Association (GNMA):
4.500%, 07/20/2040	23,755,343	26,101,668	0.4%
4.000%, 06/20/2042	33,552,983	36,010,972	0.5%
4.000%, 09/20/2044	49,171,576	52,820,348	0.8%
3.500%-6.500%, 12/20/2028-09/20/2042	41,386,799	44,623,537	0.7%
Other U.S. Government Agency Issues#		193,456	0.0%
Total U.S. Government Agency Issues
(Cost $1,179,038,242)		1,197,442,091	17.8%
Non-U.S. Government Agency Issues
COMM Mortgage Trust,
Series 2014-CCRE18, Class A4, 3.550%, 07/15/2047	5,000,000	5,177,600	0.1%
Other Non-U.S. Government Agency Issues#		320,169,183	4.7%
Total Non-U.S. Government Agency Issues
(Cost $325,137,934)		325,346,783	4.8%
Asset Backed Securities
Carrington Mortgage Loan Trust,
Series 2007-FRE1, Class A2, 0.370%, 02/25/2037	45,098,518	41,230,328	0.6%
Other Asset Backed Securities#~		318,786,365	4.8%
Total Asset Backed Securities
(Cost $359,548,871)		360,016,693	5.4%
Commercial Mortgage-Backed Securities
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	25,842,000	26,878,419	0.4%
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	29,950,000	30,681,619	0.5%
4.022%-5.116%, 06/10/2044-07/10/2045	36,581,545	38,262,723	0.6%
GS Mortgage Securities Corp II,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	37,485,000	37,264,738	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2014

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	$24,965,000	$25,224,012	0.4%
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	22,075,000	22,164,624	0.3%
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A3, 3.928%, 01/15/2047	23,700,000	25,382,818	0.4%
Series 2014-C25, Class A5, 3.672%, 11/15/2047	24,000,000	25,070,064	0.4%
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	27,800,000	28,462,780	0.4%
Series 2012-C6, Class A4, 2.858%, 11/15/2045	30,160,000	30,204,094	0.5%
Series 2013-C10, Class A3, 3.968%, 07/15/2046	31,290,000	33,726,896	0.5%
Series 2013-C11, Class A3, 3.960%, 08/15/2046	19,100,000	20,445,595	0.3%
Other Commercial Mortgage Backed Securities#		170,819,878	2.5%
Total Commercial Mortgage Backed Securities
(Cost $518,692,043)		514,588,260	7.7%
Total Long-Term Investments
(Cost $6,492,564,373)		6,571,929,164	97.8%
Short-Term Investments
	Shares
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06%«	67,643,075	67,643,075	1.0%
Short-Term Investments Trust -
Liquid Assets Portfolio, 0.07%«	130,000,000	130,000,000	2.0%
Total Short-Term Investments
(Cost $197,643,075)		197,643,075	3.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2014

Investments Purchased with Cash
Proceeds from Securities Lending

			% of
	Shares	Value	Net Assets
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.29%«	180,054,574	$180,054,574	2.7%
Total Investment Companies
(Cost $180,054,574)		180,054,574	2.7%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $180,054,574)		180,054,574	2.7%
Total Investments
(Cost $6,870,262,022)		6,949,626,813	103.5%
Liabilities in Excess of Other Assets		(233,019,902)	(3.5)%
TOTAL NET ASSETS		$6,716,606,911	100.0%
Notes to Summary Schedule of Investments
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2014.
f	Foreign Security
«	7-Day Yield
~	Groupings contain, in aggregate, restricted securities totaling $713,432,972 representing 10.62% of net assets.

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$997,110,197	$—	$997,110,197
Corporate Bonds	—	2,961,470,404	17,092	2,961,487,496
Other Government Related Securities	—	125,691,062	—	125,691,062
Taxable Municipal Bonds	—	90,246,582	—	90,246,582
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	1,197,442,091	—	1,197,442,091
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	325,346,783	—	325,346,783
Asset Backed Securities	—	360,016,693	—	360,016,693
Commercial Mortgage-Backed Securities	—	514,588,260	—	514,588,260
Total Fixed Income	—	6,571,912,072	17,092	6,571,929,164
Short-Term Investments
Money Market Mutual Fund	197,643,075	—	—	197,643,075
Total Short-Term Investments	197,643,075	—	—	197,643,075
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	180,054,574	—	—	180,054,574
Total Investments Purchased with
Cash Proceeds from Securities Lending	180,054,574	—	—	180,054,574
Total Investments	$377,697,649	$6,571,912,072	$17,092	$6,949,626,813

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  There was one transfer between Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  One security that had been priced by the Fund’s pricing vendor began to be priced by the Valuation Committee using Level 3 inputs and transferred from Level 2 to Level 3.  See the Fund’s valuation policy in Note 2a to the financial statements.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2013	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	17,092
Balance as of December 31, 2014	$17,092

* Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 – 12/31/14).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2014 (Unaudited)

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/14	12/31/14	Period(1)	12/31/14	Period(1)
Baird Ultra Short
Bond Fund
Institutional Class	0.15%	$1,000.00	$1,000.70	$0.76	$1,024.45	$0.77
Investor Class	0.40%	$1,000.00	$ 998.50	$2.01	$1,023.19	$2.04

Baird Short-Term
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,001.80	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,000.50	$2.77	$1,022.43	$2.80

Baird Intermediate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,007.20	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,005.60	$2.78	$1,022.43	$2.80

Baird Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,012.30	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,011.60	$2.79	$1,022.43	$2.80

Baird Aggregate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,020.10	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,019.10	$2.80	$1,022.43	$2.80

Baird Core Plus
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,016.90	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,015.90	$2.79	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2014

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $83,944,155,
$2,812,803,921 and $1,754,267,121, respectively)*	$83,759,229	$2,808,066,265	$1,775,556,387
Interest receivable	485,304	19,316,764	14,050,266
Receivable for investments sold	—	—	25
Receivable for Fund shares sold	13,870,158	7,909,865	1,564,230
Uninvested cash	—	5,804	—
Receivable for securities lending	—	9,308	11,777
Total assets	98,114,691	2,835,308,006	1,791,182,685
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	—	147,613,109	192,781,148
Payable for securities purchased	12,737,380	6,472,885	13,428,104
Payable for Fund shares repurchased	—	3,818,186	622,123
Payable to Advisor and Distributor	8,747	695,888	419,935
Other liabilities	—	53	152,464
Total liabilities	12,746,127	158,600,121	207,403,774
NET ASSETS	$85,368,564	$2,676,707,885	$1,583,778,911
NET ASSETS CONSIST OF:
Capital stock	$85,563,125	$2,680,022,051	$1,562,009,640
Accumulated undistributed
net investment income	3,769	151,789	143,749
Accumulated net realized
gain (loss) on investments sold	(13,404)	1,271,701	336,256
Net unrealized appreciation (depreciation)
on investments	(184,926)	(4,737,656)	21,289,266
NET ASSETS	$85,368,564	$2,676,707,885	$1,583,778,911
INSTITUTIONAL CLASS SHARES
Net Assets	$84,477,492	$2,640,892,177	$1,468,212,932
Shares outstanding ($0.01 par value,
unlimited shares authorized)	8,424,284	273,164,316	132,223,556
Net asset value, offering and
redemption price per share	$10.03	$9.67	$11.10
INVESTOR CLASS SHARES
Net Assets	$891,072	$35,815,708	$115,565,979
Shares outstanding ($0.01 par value,
unlimited shares authorized)	88,900	3,704,764	10,001,347
Net asset value, offering and
redemption price per share	$10.02	$9.67	$11.56

*	Includes securities out on loan to brokers with a market value of $0, $144,409,191 and $188,657,283, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2014

	Baird
	Intermediate	Baird	Baird
	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $1,074,729,856,
$3,740,345,751 and
$6,870,262,022, respectively)*	$1,119,626,917	$3,818,202,393	$6,949,626,813
Interest receivable	13,118,022	27,547,589	50,818,666
Receivable for investments sold	—	27,179,805	111
Receivable for Fund shares sold	3,564,972	16,632,483	28,792,054
Uninvested cash	462	—	—
Receivable for securities lending	—	16,264	53,636
Other assets	—	4,376	—
Total assets	1,136,310,373	3,889,582,910	7,029,291,280
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	—	98,296,098	180,054,574
Payable for securities purchased	4,136,676	97,738,892	125,569,045
Payable for Fund shares repurchased	26,208,023	2,047,132	3,968,572
Payable to Advisor and Distributor	353,023	951,747	2,111,403
Other liabilities	—	309,123	980,775
Total liabilities	30,697,722	199,342,992	312,684,369
NET ASSETS	$1,105,612,651	$3,690,239,918	$6,716,606,911
NET ASSETS CONSIST OF:
Capital stock	$1,061,592,176	$3,622,135,784	$6,648,429,795
Accumulated undistributed
net investment income	24,885	63,990	402,605
Accumulated net realized loss on
investments sold	(901,471)	(9,816,498)	(11,590,280)
Net unrealized appreciation on investments	44,897,061	77,856,642	79,364,791
NET ASSETS	$1,105,612,651	$3,690,239,918	$6,716,606,911
INSTITUTIONAL CLASS SHARES
Net Assets	$918,944,572	$3,448,566,888	$4,520,948,037
Shares outstanding ($0.01 par value,
unlimited shares authorized)	78,104,232	318,988,439	405,895,839
Net asset value, offering and
redemption price per share	$11.77	$10.81	$11.14
INVESTOR CLASS SHARES
Net Assets	$186,668,079	$241,673,030	$2,195,658,874
Shares outstanding ($0.01 par value,
unlimited shares authorized)	15,522,287	21,682,288	190,054,912
Net asset value, offering and
redemption price per share	$12.03	$11.15	$11.55

*	Includes securities out on loan to brokers with a market value of $0, $96,025,717 and $175,957,815, respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Year Ended December 31, 2014

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$288,480	$42,323,282	$35,181,502
Income from securities lending (Note 6)	—	199,859	266,526
Other income	—	77,115	8,989
Total investment income	288,480	42,600,256	35,457,017
EXPENSES:
Investment advisory fees	66,373	5,717,200	3,317,947
Administration fees	13,275	1,143,440	663,590
Distribution expense –
Investor Class Shares (Note 8)	501	72,753	163,945
Total expenses	80,149	6,933,393	4,145,482
Fee waiver by Advisor (Note 5)	(39,803)	—	—
Net expenses	40,346	6,933,393	4,145,482
NET INVESTMENT INCOME	248,134	35,666,863	31,311,535

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments	13,668	4,753,146	3,224,796
Change in unrealized appreciation/
depreciation on investments	(184,926)	(9,498,528)	9,181,636
Net realized and unrealized gain (loss)
on investments	(171,258)	(4,745,382)	12,406,432
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$76,876	$30,921,481	$43,717,967

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Year Ended December 31, 2014

	Baird
	Intermediate	Baird	Baird
	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$30,714,118	$74,343,857	$121,967,930
Income from securities lending (Note 6)	—	234,566	704,653
Other income	—	27,543	26,647
Total investment income	30,714,118	74,605,966	122,699,230
EXPENSES:
Investment advisory fees	2,684,440	6,003,443	9,618,223
Administration fees	536,888	1,200,689	1,923,645
Distribution expense –
Investor Class Shares (Note 8)	520,135	476,674	3,367,885
Total expenses	3,741,463	7,680,806	14,909,753
NET INVESTMENT INCOME	26,972,655	66,925,160	107,789,477

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on investments	(530,835)	4,517,863	8,760,815
Change in unrealized appreciation/
depreciation on investments	19,389,924	77,563,931	107,099,217
Net realized and unrealized gain
on investments	18,859,089	82,081,794	115,860,032
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$45,831,744	$149,006,954	$223,649,509

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Ultra Short Bond Fund^

Year Ended
December 31, 2014
OPERATIONS:
Net investment income	$248,134
Net realized gain on investments	13,668
Change in unrealized depreciation on investments	(184,926)
Net increase in net assets resulting from operations	76,876

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	93,172,532
Shares issued to holders in reinvestment of distributions	226,670
Cost of shares redeemed	(7,836,077)
Net increase in net assets resulting from capital share transactions	85,563,125

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(269,807)
Total Distributions	(269,807)

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
From net investment income	(1,630)
Total Distributions	(1,630)

TOTAL INCREASE IN NET ASSETS	85,368,564

NET ASSETS:
Beginning of year	—
End of year (including accumulated undistributed net investment
income of $3,769)	$85,368,564

^  Inception was the close of business on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS:
Net investment income	$35,666,863	$27,854,126
Net realized gain on investments	4,753,146	4,483,161
Change in unrealized depreciation on investments	(9,498,528)	(9,991,149)
Net increase in net assets
resulting from operations	30,921,481	22,346,138

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,376,961,950	1,321,429,969
Shares issued to holders in reinvestment of distributions	34,127,758	28,803,751
Cost of shares redeemed	(734,856,529)	(628,082,008)
Net increase in net assets resulting
from capital share transactions	676,233,179	722,151,712

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(37,504,235)	(28,830,295)
From net realized gains	(1,473,635)	(3,715,930)
Total Distributions	(38,977,870)	(32,546,225)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(413,795)	(101,725)
From net realized gains	(19,699)	(43,827)
Total Distributions	(433,494)	(145,552)

TOTAL INCREASE IN NET ASSETS	667,743,296	711,806,073

NET ASSETS:
Beginning of year	2,008,964,589	1,297,158,516
End of year (including accumulated
undistributed net investment income
of $151,789 and $87,597)	$2,676,707,885	$2,008,964,589

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS:
Net investment income	$31,311,535	$24,284,984
Net realized gain on investments	3,224,796	280,244
Change in unrealized appreciation/depreciation
on investments	9,181,636	(25,956,146)
Net increase (decrease) in net assets
resulting from operations	43,717,967	(1,390,918)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	579,006,584	446,423,832
Shares issued to holders in reinvestment of distributions	29,350,298	22,280,498
Cost of shares redeemed	(189,933,013)	(179,390,475)
Net increase in net assets resulting
from capital share transactions	418,423,869	289,313,855

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(30,366,524)	(23,931,138)
From net realized gains	(2,154,632)	(1,670,359)
Total Distributions	(32,521,156)	(25,601,497)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(1,383,958)	(763,548)
From net realized gains	(163,736)	(60,340)
Total Distributions	(1,547,694)	(823,888)

TOTAL INCREASE IN NET ASSETS	428,072,986	261,497,552

NET ASSETS:
Beginning of year	1,155,705,925	894,208,373
End of year (including accumulated
undistributed net investment income
of $143,749 and $34,180)	$1,583,778,911	$1,155,705,925

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS:
Net investment income	$26,972,655	$29,327,292
Net realized gain (loss) on investments	(530,835)	393,206
Change in unrealized appreciation/depreciation
on investments	19,389,924	(45,857,361)
Net increase (decrease) in net assets
resulting from operations	45,831,744	(16,136,863)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	323,804,525	375,180,193
Shares issued to holders in reinvestment of distributions	23,414,513	24,773,117
Cost of shares redeemed	(267,484,959)	(569,130,806)
Net increase (decrease) in net assets
resulting from capital share transactions	79,734,079	(169,177,496)

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(22,257,987)	(23,787,845)
Total Distributions	(22,257,987)	(23,787,845)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(4,689,783)	(5,549,463)
Total Distributions	(4,689,783)	(5,549,463)

TOTAL INCREASE (DECREASE) IN NET ASSETS	98,618,053	(214,651,667)

NET ASSETS:
Beginning of year	1,006,994,598	1,221,646,265
End of year (including accumulated undistributed
net investment income of $24,885 and $0)	$1,105,612,651	$1,006,994,598

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS:
Net investment income	$66,925,160	$51,332,825
Net realized gain on investments	4,517,863	378,075
Change in unrealized appreciation/depreciation
on investments	77,563,931	(72,138,203)
Net increase (decrease) in net assets
resulting from operations	149,006,954	(20,427,303)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,221,120,686	1,010,876,966
Shares issued to holders in reinvestment of distributions	60,169,930	44,941,674
Cost of shares redeemed	(476,225,763)	(717,490,386)
Net increase in net assets resulting
from capital share transactions	1,805,064,853	338,328,254

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(65,793,639)	(52,544,503)
Total Distributions	(65,793,639)	(52,544,503)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(4,963,419)	(3,280,448)
Total Distributions	(4,963,419)	(3,280,448)

TOTAL INCREASE IN NET ASSETS	1,883,314,749	262,076,000

NET ASSETS:
Beginning of year	1,806,925,169	1,544,849,169
End of year (including accumulated
undistributed net investment income
of $63,990 and $63,323)	$3,690,239,918	$1,806,925,169

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS:
Net investment income	$107,789,477	$76,999,110
Net realized gain (loss) on investments	8,760,815	(5,595,901)
Change in unrealized appreciation/depreciation
on investments	107,099,217	(116,074,581)
Net increase (decrease) in net assets
resulting from operations	223,649,509	(44,671,372)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,327,319,011	1,377,196,811
Shares issued to holders in reinvestment of distributions	110,692,074	81,644,399
Cost of shares redeemed	(664,302,496)	(1,103,175,773)
Net increase in net assets resulting
from capital share transactions	3,773,708,589	355,665,437

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(78,483,997)	(54,209,559)
From net realized gains	—	(1,221,572)
Total Distributions	(78,483,997)	(55,431,131)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(36,081,493)	(30,443,741)
From net realized gains	—	(694,353)
Total Distributions	(36,081,493)	(31,138,094)

TOTAL INCREASE IN NET ASSETS	3,882,792,608	224,424,840

NET ASSETS:
Beginning of year	2,833,814,303	2,609,389,463
End of year (including accumulated
undistributed net investment income
of $402,605 and $269,644)	$6,716,606,911	$2,833,814,303

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class^

Year Ended
December 31, 2014
Per Share Data:
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain on investments	0.03 (1)
Total from investment operations	0.12
Less distributions:
Distributions from net investment income	(0.09)
Total Distributions	(0.09)
Net asset value, end of year	$10.03

Total return	1.21%

Supplemental data and ratios:
Net assets, end of year (millions)	$84.5
Ratio of expenses to average net assets	0.15%
Ratio of expenses to average net assets (before waivers)	0.30%
Ratio of net investment income to average net assets	0.93%
Ratio of net investment income to average net assets (before waivers)	0.78%
Portfolio turnover rate(2)	57.6%

^	Inception was the close of business on December 31, 2013.
(1)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain on investments varies from the amounts shown in the statement of operations.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Investor Class^

Year Ended
December 31, 2014
Per Share Data:
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.02 (1)
Total from investment operations	0.09
Less distributions:
Distributions from net investment income	(0.07)
Total Distributions	(0.07)
Net asset value, end of year	$10.02

Total return	0.88%

Supplemental data and ratios:
Net assets, end of year (millions)	$0.9
Ratio of expenses to average net assets	0.40%
Ratio of expenses to average net assets (before waivers)	0.55%
Ratio of net investment income to average net assets	0.68%
Ratio of net investment income to average net assets (before waivers)	0.53%
Portfolio turnover rate(2)	57.6%

^	Inception was the close of business on December 31, 2013.
(1)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain on investments varies from the amounts shown in the statement of operations.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$9.69	$9.75	$9.59	$9.68	$9.57
Income from
investment operations:
Net investment income	0.16	0.17 (1)	0.22	0.23	0.29
Net realized and unrealized
gains (losses) on investments	(0.01)	(0.04)	0.17	(0.03)	0.13
Total from investment operations	0.15	0.13	0.39	0.20	0.42
Less distributions:
Distributions from
net investment income	(0.16)	(0.17)	(0.22)	(0.23)	(0.29)
Distributions from
net realized gains	(0.01)	(0.02)	(0.01)	(0.06)	(0.02)
Total distributions	(0.17)	(0.19)	(0.23)	(0.29)	(0.31)
Net asset value, end of year	$9.67	$9.69	$9.75	$9.59	$9.68

Total return	1.49%	1.33%	4.16%	2.08%	4.39%

Supplemental data and ratios:
Net assets, end of year (millions)	$2,640.9	$1,985.0	$1,295.7	$1,017.2	$919.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	1.56%	1.71%	2.23%	2.40%	2.92%
Portfolio turnover rate(2)	51.2%	45.1%	40.1%	61.1%	58.7%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

			September 19, 2012^
			through
	Year Ended December 31,		December 31,
	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$9.69	$9.75	$9.77
Income from investment operations:
Net investment income	0.14	0.15 (1)	0.06
Net realized and unrealized gains (losses)
on investments	(0.02)	(0.04)	0.00	(2)
Total from investment operations	0.12	0.11	0.06
Less distributions:
Distributions from net investment income	(0.13)	(0.15)	(0.07)
Distributions from net realized gains	(0.01)	(0.02)	(0.01)
Total distributions	(0.14)	(0.17)	(0.08)
Net asset value, end of period	$9.67	$9.69	$9.75

Total return	1.25%	1.11%	0.68	%(3)

Supplemental data and ratios:
Net assets, end of period (millions)	$35.8	$2.5	$1.5
Ratio of expenses to average net assets	0.55%	0.55%	0.55	%(4)
Ratio of net investment income
to average net assets	1.31%	1.46%	1.98	%(4)
Portfolio turnover rate(5)	51.2%	45.1%	40.1	%(3)

^	Inception date.
(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$11.00	$11.31	$11.06	$10.87	$10.61
Income from
investment operations:
Net investment income	0.26 (1)	0.27	0.33 (1)	0.39	0.44 (1)
Net realized and unrealized
gains (losses) on investments	0.13	(0.29)	0.38	0.27	0.35
Total from investment operations	0.39	(0.02)	0.71	0.66	0.79
Less distributions:
Distributions from
net investment income	(0.27)	(0.27)	(0.33)	(0.39)	(0.44)
Distributions from
net realized gains	(0.02)	(0.02)	(0.13)	(0.08)	(0.09)
Total distributions	(0.29)	(0.29)	(0.46)	(0.47)	(0.53)
Net asset value, end of year	$11.10	$11.00	$11.31	$11.06	$10.87

Total return	3.50%	(0.17)%	6.52%	6.14%	7.54%

Supplemental data and ratios:
Net assets, end of year (millions)	$1,468.2	$1,113.7	$867.5	$703.2	$591.2
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.37%	2.45%	2.95%	3.49%	4.05%
Portfolio turnover rate(2)	29.2%	45.1%	45.1%	24.1%	38.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$11.43	$11.74	$11.47	$11.26	$10.97
Income from
investment operations:
Net investment income	0.25 (1)	0.25	0.32 (1)	0.37	0.43 (1)
Net realized and unrealized
gains (losses) on investments	0.14	(0.29)	0.39	0.28	0.36
Total from investment operations	0.39	(0.04)	0.71	0.65	0.79
Less distributions:
Distributions from
net investment income	(0.24)	(0.25)	(0.31)	(0.36)	(0.41)
Distributions from
net realized gains	(0.02)	(0.02)	(0.13)	(0.08)	(0.09)
Total distributions	(0.26)	(0.27)	(0.44)	(0.44)	(0.50)
Net asset value, end of year	$11.56	$11.43	$11.74	$11.47	$11.26

Total return	3.29%	(0.41)%	6.20%	5.84%	7.30%

Supplemental data and ratios:
Net assets, end of year (millions)	$115.6	$42.1	$26.7	$14.7	$12.7
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.12%	2.20%	2.70%	3.24%	3.80%
Portfolio turnover rate(2)	29.2%	45.1%	45.1%	24.1%	38.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$11.55	$12.01	$11.94	$11.31	$11.35
Income from
investment operations:
Net investment income	0.30	0.32 (1)	0.30	0.32	0.32
Net realized and unrealized
gains (losses) on investments	0.22	(0.46)	0.07	0.64	(0.04)
Total from investment operations	0.52	(0.14)	0.37	0.96	0.28
Less distributions:
Distributions from
net investment income	(0.30)	(0.32)	(0.30)	(0.32)	(0.32)
Distributions from
net realized gains	—	—	—	(0.01)	—
Total distributions	(0.30)	(0.32)	(0.30)	(0.33)	(0.32)
Net asset value, end of year	$11.77	$11.55	$12.01	$11.94	$11.31

Total return	4.54%	(1.19)%	3.12%	8.55%	2.42%

Supplemental data and ratios:
Net assets, end of year (millions)	$918.9	$801.4	$963.1	$836.1	$739.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.56%	2.65%	2.48%	2.74%	2.74%
Portfolio turnover rate(2)	4.7%	9.0%	5.1%	8.0%	8.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$11.80	$12.26	$12.18	$11.53	$11.57
Income from
investment operations:
Net investment income	0.28	0.29 (1)	0.27	0.29	0.29
Net realized and unrealized
gains (losses) on investments	0.22	(0.46)	0.08	0.66	(0.04)
Total from investment operations	0.50	(0.17)	0.35	0.95	0.25
Less distributions:
Distributions from
net investment income	(0.27)	(0.29)	(0.27)	(0.29)	(0.29)
Distributions from
net realized gains	—	—	—	(0.01)	—
Total distributions	(0.27)	(0.29)	(0.27)	(0.30)	(0.29)
Net asset value, end of year	$12.03	$11.80	$12.26	$12.18	$11.53

Total return	4.27%	(1.42)%	2.88%	8.30%	2.11%

Supplemental data and ratios:
Net assets, end of year (millions)	$186.7	$205.6	$258.5	$257.9	$202.8
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.31%	2.40%	2.23%	2.49%	2.49%
Portfolio turnover rate(2)	4.7%	9.0%	5.1%	8.0%	8.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$10.41	$10.89	$10.65	$10.52	$10.23
Income from
investment operations:
Net investment income	0.30 (1)	0.32 (2)	0.38 (2)	0.44 (2)	0.47 (1)
Net realized and unrealized
gains (losses) on investments	0.41	(0.45)	0.45	0.36	0.37
Total from investment operations	0.71	(0.13)	0.83	0.80	0.84
Less distributions:
Distributions from
net investment income	(0.31)	(0.35)	(0.43)	(0.46)	(0.49)
Distributions from
net realized gains	—	—	(0.16)	(0.21)	(0.06)
Total distributions	(0.31)	(0.35)	(0.59)	(0.67)	(0.55)
Net asset value, end of year	$10.81	$10.41	$10.89	$10.65	$10.52

Total return	6.89%	(1.25)%	7.92%	7.85%	8.34%

Supplemental data and ratios:
Net assets, end of year (millions)	$3,448.6	$1,665.0	$1,495.4	$1,480.3	$1,658.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.81%	3.01%	3.51%	4.10%	4.44%
Portfolio turnover rate(3)	32.1%	28.4%	64.4%	45.9%	41.4%

(1)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(2)	Calculated using average shares outstanding during the year.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$10.72	$11.21	$10.94	$10.80	$10.48
Income from
investment operations:
Net investment income	0.28 (1)	0.29 (2)	0.37 (2)	0.42 (2)	0.46 (1)
Net realized and unrealized
gains (losses) on investments	0.43	(0.46)	0.46	0.37	0.38
Total from investment operations	0.71	(0.17)	0.83	0.79	0.84
Less distributions:
Distributions from
net investment income	(0.28)	(0.32)	(0.40)	(0.44)	(0.46)
Distributions from
net realized gains	—	—	(0.16)	(0.21)	(0.06)
Total distributions	(0.28)	(0.32)	(0.56)	(0.65)	(0.52)
Net asset value, end of year	$11.15	$10.72	$11.21	$10.94	$10.80

Total return	6.71%	(1.54)%	7.72%	7.46%	8.16%

Supplemental data and ratios:
Net assets, end of year (millions)	$241.7	$141.9	$49.4	$26.1	$38.9
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.56%	2.76%	3.26%	3.85%	4.19%
Portfolio turnover rate(3)	32.1%	28.4%	64.4%	45.9%	41.4%

(1)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(2)	Calculated using average shares outstanding during the year.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$10.77	$11.27	$10.82	$10.51	$10.18
Income from
investment operations:
Net investment income	0.32 (1)	0.31 (1)	0.35 (2)	0.45 (2)	0.59 (1)
Net realized and unrealized
gains (losses) on investments	0.38	(0.46)	0.50	0.36	0.39
Total from investment operations	0.70	(0.15)	0.85	0.81	0.98
Less distributions:
Distributions from
net investment income	(0.33)	(0.34)	(0.38)	(0.46)	(0.60)
Distributions from
net realized gains	—	(0.01)	(0.02)	(0.04)	(0.05)
Total distributions	(0.33)	(0.35)	(0.40)	(0.50)	(0.65)
Net asset value, end of year	$11.14	$10.77	$11.27	$10.82	$10.51

Total return	6.59%	(1.32)%	7.95%	7.89%	9.81%

Supplemental data and ratios:
Net assets, end of year (millions)	$4,520.9	$1,789.7	$1,573.4	$768.9	$452.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.89%	2.83%	3.12%	4.22%	5.56%
Portfolio turnover rate(3)	35.0%	35.5%	36.7%	34.6%	61.5%

(1)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(2)	Calculated using average shares outstanding during the year.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$11.16	$11.67	$11.18	$10.85	$10.49
Income from
investment operations:
Net investment income	0.29 (1)	0.29 (1)	0.33 (2)	0.44 (2)	0.57 (1)
Net realized and unrealized
gains (losses) on investments	0.40	(0.48)	0.53	0.37	0.41
Total from investment operations	0.69	(0.19)	0.86	0.81	0.98
Less distributions:
Distributions from
net investment income	(0.30)	(0.31)	(0.35)	(0.44)	(0.57)
Distributions from
net realized gains	—	(0.01)	(0.02)	(0.04)	(0.05)
Total distributions	(0.30)	(0.32)	(0.37)	(0.48)	(0.62)
Net asset value, end of year	$11.55	$11.16	$11.67	$11.18	$10.85

Total return	6.27%	(1.61)%	7.80%	7.57%	9.53%

Supplemental data and ratios:
Net assets, end of year (millions)	$2,195.7	$1,044.1	$1,036.0	$331.9	$58.4
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.64%	2.58%	2.87%	3.97%	5.31%
Portfolio turnover rate(3)	35.0%	35.5%	36.7%	34.6%	61.5%

(1)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(2)	Calculated using average shares outstanding during the year.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2014

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (each, a “Fund” and collectively, the “Funds”), six of the nine series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The Baird Ultra Short Bond Fund commenced with the sale of both Institutional and Investor Class shares on December 31, 2013.  The Baird Short-Term Bond Fund commenced with the sale of Institutional Class shares on August 31, 2004 while the Investor Class shares commenced on September 19, 2012.  The Baird Intermediate Municipal Bond Fund commenced with the sale of both Institutional and Investor Class shares on March 30, 2001.  The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced with the sale of both Institutional and Investor Class shares on September 29, 2000.  The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 8.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  The Fund’s benchmark index, the Barclays U.S. Short-Term Government/Corporate Index, is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.

The investment objective of the Baird Short-Term Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Intermediate U.S. Government/Credit Bond Index.  The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The primary investment objective of the Baird Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.

The investment objective of the Baird Aggregate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Aggregate Bond Index.  The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Universal Bond Index. The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

Notes to the Financial Statements
December 31, 2014

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the value of the security, the security is priced at fair value as described below.  Investments in mutual funds are valued at their stated net asset value.  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Unregistered Securities – Five of the Funds own certain investment securities which are unregistered and thus restricted with respect to resale.  The value of such securities for the Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds were $12,343,997 (14.46% of net assets), $462,037,510 (17.26% of net assets), $237,312,630 (14.98%

Notes to the Financial Statements
December 31, 2014

2.	Significant Accounting Policies (cont.)

of net assets), $399,176,879 (10.82% of net assets), and $805,885,552 (12.00% of net assets),  respectively, at December 31, 2014.  Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors.  All of the restricted securities held by the Funds as of December 31, 2014 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and all have been deemed to be liquid.

c)
Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014, or for any other tax years which are open for exam. As of December 31, 2014, open tax years include the tax years ended December 31, 2011 through 2014. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

f)
Distributions to Shareholders – Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

g)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and

Notes to the Financial Statements
December 31, 2014

2.	Significant Accounting Policies (cont.)

discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are netted and recorded as interest income on the Statements of Operations for financial reporting purposes.  Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

j)
Recent Accounting Pronouncements – In June 2014, the FASB issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird Ultra Short Bond Fund^

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	9,168,297	$92,148,532	Shares sold	101,927	$1,024,000
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	22,471	225,826	dividends	84	844
Shares redeemed	(766,484)	(7,704,577)	Shares redeemed	(13,111)	(131,500)
Net increase	8,424,284	$84,669,781	Net increase	88,900	$893,344
Shares Outstanding:			Shares Outstanding:
Beginning of year	—		Beginning of year	—
End of year	8,424,284		End of year	88,900

^  Inception was the close of business on December 31, 2013.

Notes to the Financial Statements
December 31, 2014

3.	Capital Share Transactions (cont.)

Baird Short-Term Bond Fund

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	138,260,639	$1,344,119,921	Shares sold	3,377,961	$32,842,029
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	3,483,214	33,814,184	dividends	32,310	313,574
Shares redeemed	(73,412,100)	(713,624,084)	Shares redeemed	(2,183,840)	(21,232,445)
Net increase	68,331,753	$664,310,021	Net increase	1,226,431	$11,923,158
Shares Outstanding:			Shares Outstanding:
Beginning of year	204,832,563		Beginning of year	2,478,333
End of year	273,164,316		End of year	3,704,764

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	133,023,716	$1,293,669,284	Shares sold	2,851,595	$27,760,685
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	2,957,005	28,726,556	dividends	7,956	77,195
Shares redeemed	(63,981,180)	(622,888,419)	Shares redeemed	(533,574)	(5,193,589)
Net increase	71,999,541	$699,507,421	Net increase	2,325,977	$22,644,291
Shares Outstanding:			Shares Outstanding:
Beginning of year	132,833,022		Beginning of year	152,356
End of year	204,832,563		End of year	2,478,333

Baird Intermediate Bond Fund

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	43,826,069	$488,521,243	Shares sold	7,818,912	$90,485,341
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	2,502,026	27,818,191	dividends	132,487	1,532,107
Shares redeemed	(15,357,797)	(171,067,958)	Shares redeemed	(1,628,553)	(18,865,055)
Net increase	30,970,298	$345,271,476	Net increase	6,322,846	$73,152,393
Shares Outstanding:			Shares Outstanding:
Beginning of year	101,253,258		Beginning of year	3,678,501
End of year	132,223,556		End of year	10,001,347

Notes to the Financial Statements
December 31, 2014

3.	Capital Share Transactions (cont.)

Baird Intermediate Bond Fund (cont.)

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	37,134,677	$412,939,370	Shares sold	2,881,540	$33,484,462
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	1,931,633	21,480,431	dividends	69,261	800,067
Shares redeemed	(14,537,572)	(161,463,957)	Shares redeemed	(1,548,764)	(17,926,518)
Net increase	24,528,738	$272,955,844	Net increase	1,402,037	$16,358,011
Shares Outstanding:			Shares Outstanding:
Beginning of year	76,724,520		Beginning of year	2,276,464
End of year	101,253,258		End of year	3,678,501

Baird Intermediate Municipal Bond Fund

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	23,703,150	$278,740,222	Shares sold	3,749,692	$45,064,303
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	1,605,530	18,878,665	dividends	377,495	4,535,848
Shares redeemed	(16,597,639)	(194,974,883)	Shares redeemed	(6,035,550)	(72,510,076)
Net increase	8,711,041	$102,644,004	Net decrease	(1,908,363)	$(22,909,925)
Shares Outstanding:			Shares Outstanding:
Beginning of year	69,393,191		Beginning of year	17,430,650
End of year	78,104,232		End of year	15,522,287

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	26,493,640	$312,051,832	Shares sold	5,238,276	$63,128,361
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	1,665,529	19,521,896	dividends	438,678	5,251,221
Shares redeemed	(38,953,053)	(457,319,983)	Shares redeemed	(9,327,884)	(111,810,823)
Net decrease	(10,793,884)	$(125,746,255)	Net decrease	(3,650,930)	$(43,431,241)
Shares Outstanding:			Shares Outstanding:
Beginning of year	80,187,075		Beginning of year	21,081,580
End of year	69,393,191		End of year	17,430,650

Notes to the Financial Statements
December 31, 2014

3.	Capital Share Transactions (cont.)

Baird Aggregate Bond Fund

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	193,596,308	$2,082,229,816	Shares sold	12,606,839	$138,890,870
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	5,162,943	55,308,532	dividends	440,709	4,861,398
Shares redeemed	(39,723,087)	(425,549,216)	Shares redeemed	(4,594,876)	(50,676,547)
Net increase	159,036,164	$1,711,989,132	Net increase	8,452,672	$93,075,721
Shares Outstanding:			Shares Outstanding:
Beginning of year	159,952,275		Beginning of year	13,229,616
End of year	318,988,439		End of year	21,682,288

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	81,532,396	$864,177,608	Shares sold	13,314,778	$146,699,358
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	3,939,511	41,769,235	dividends	291,300	3,172,439
Shares redeemed(1)	(62,786,649)	(665,296,456)	Shares redeemed	(4,783,014)	(52,193,930)
Net increase	22,685,258	$240,650,387	Net increase	8,823,064	$97,677,867
Shares Outstanding:			Shares Outstanding:
Beginning of year	137,267,017		Beginning of year	4,406,552
End of year	159,952,275		End of year	13,229,616

(1)
In the fourth quarter of 2013, the Baird Aggregate Bond Fund satisfied a redemption request made by a large shareholder by distributing the Fund’s portfolio securities in kind to the redeeming shareholder.  The redemption was effected in accordance with policies and procedures approved by the Board of Directors of the Funds.

Notes to the Financial Statements
December 31, 2014

3.	Capital Share Transactions (cont.)

Baird Core Plus Bond Fund

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	266,303,664	$2,958,518,458	Shares sold	119,230,689	$1,368,800,553
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	6,772,143	74,952,246	dividends	3,115,198	35,739,828
Shares redeemed	(33,346,604)	(368,208,073)	Shares redeemed	(25,852,541)	(296,094,423)
Net increase	239,729,203	$2,665,262,631	Net increase	96,493,346	$1,108,445,958
Shares Outstanding:			Shares Outstanding:
Beginning of year	166,166,636		Beginning of year	93,561,566
End of year	405,895,839		End of year	190,054,912

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	74,068,429	$816,081,945	Shares sold	48,901,785	$561,114,866
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	4,648,511	50,888,369	dividends	2,710,437	30,756,030
Shares redeemed	(52,145,086)	(570,782,143)	Shares redeemed	(46,866,443)	(532,393,630)
Net increase	26,571,854	$296,188,171	Net increase	4,745,779	$59,477,266
Shares Outstanding:			Shares Outstanding:
Beginning of year	139,594,782		Beginning of year	88,815,787
End of year	166,166,636		End of year	93,561,566

4.	INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
Purchases:
U.S. Government	$—	$—	$—
Other	$76,530,190	$1,893,000,813	$776,412,437

Sales:
U.S. Government	$—	$—	$25,715
Other	$13,620,727	$1,144,323,727	$375,308,745

Notes to the Financial Statements
December 31, 2014

4.  Investment Transactions and Income Tax Information (cont.)

	Baird
	Intermediate	Baird	Baird
	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund
Purchases:
U.S. Government	$—	$20,376,483	$82,738,352
Other	$179,367,784	$2,329,070,432	$4,806,304,290

Sales:
U.S. Government	$—	$10,739,389	$18,707,151
Other	$48,892,156	$739,941,677	$1,303,188,066

At December 31, 2014, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$83,944,155	$2,812,824,722	$1,754,360,432
Gross unrealized appreciation	$52,130	$10,864,328	$27,786,867
Gross unrealized depreciation	(237,056)	(15,622,785)	(6,590,912)
Net unrealized
appreciation (depreciation)	$(184,926)	$(4,758,457)	$21,195,955
Undistributed ordinary income	3,769	252,709	213,371
Undistributed long-term capital gain	—	1,191,582	359,945
Total distributable earnings	$3,769	$1,444,291	$573,316
Other accumulated losses	(13,404)	—	—
Total accumulated earnings/(losses)	$(194,561)	$(3,314,166)	$21,769,271

	Baird
	Intermediate	Baird	Baird
	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$1,074,767,553	$3,740,392,274	$6,871,638,917
Gross unrealized appreciation	$47,832,843	$95,431,123	$124,743,476
Gross unrealized depreciation	(2,973,479)	(17,621,004)	(46,755,580)
Net unrealized appreciation	$44,859,364	$77,810,119	$77,987,896
Undistributed ordinary income	—	63,990	402,605
Undistributed tax-exempt income	24,885	—	—
Total distributable earnings	$24,885	$63,990	$402,605
Other accumulated losses	(863,774)	(9,769,975)	(10,213,385)
Total accumulated earnings	$44,020,475	$68,104,134	$68,177,116

Notes to the Financial Statements
December 31, 2014

4.	Investment Transactions and Income Tax Information (cont.)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2014, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net	Paid In
	Investment Income (Loss)	Realized Gain (Loss)	Capital
Baird Ultra Short Bond Fund	$27,072	$(27,072)	$—
Baird Short-Term Bond Fund	2,315,359	(2,315,359)	—
Baird Intermediate Bond Fund	548,516	(548,516)	—
Baird Intermediate Municipal Bond Fund	—	—	—
Baird Aggregate Bond Fund	3,832,565	(3,832,565)	—
Baird Core Plus Bond Fund	6,908,974	(6,908,974)	—

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Baird Ultra Short Bond Fund	$271,437	$—	$—	$—
Baird Short-Term Bond Fund	$38,351,400	$1,059,964	$29,397,102	$3,294,675
Baird Intermediate Bond Fund	$31,870,518	$2,198,332	$25,175,900	$1,249,485
Baird Intermediate Municipal Bond Fund	$199,334	$—	$209,368	$—
Baird Aggregate Bond Fund	$70,757,058	$—	$55,824,951	$—
Baird Core Plus Bond Fund	$114,565,490	$—	$84,668,834	$1,900,391

For the year ended December 31, 2014 and the year ended December 31, 2013, distributions of $26,748,436 and $29,127,940, respectively, from the Baird Intermediate Municipal Bond Fund were tax-exempt.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2014. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2014, the Baird Funds did not defer any capital losses occurring between November 1, 2014 and December 31, 2014.

Notes to the Financial Statements
December 31, 2014

4.	Investment Transactions and Income Tax Information (cont.)

At December 31, 2014, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss		Year of
	Carryover	Character	Expiration
Baird Ultra Short Bond Fund	$13,404	Short-Term	Indefinitely
Baird Intermediate Municipal Bond Fund	365,127	Short-Term	Indefinitely
	498,647	Long-Term	Indefinitely
Baird Aggregate Bond Fund	4,058,488	Short-Term	Indefinitely
	5,711,487	Long-Term	Indefinitely
Baird Core Plus Bond Fund	10,213,385	Long-Term	Indefinitely

5.	Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

For the year ended December 31, 2014, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Corporation on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$39,803

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.  Effective June 20, 2014, U.S. Bank is considered an “affiliated person” of the Funds for purposes of the 1940 Act, as a result of U.S. Bank’s fiduciary accounts for which it has investment authority and/or voting authority collectively acquiring 5% or more of the shares of the Baird Aggregate Bond Fund, a separate series of the Company.  As a result, USBFS is an affiliated person of an affiliated person (or a “second tier” affiliate) of the Funds.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

6.	Securities Lending

Each Fund (other than the Intermediate Municipal Bond Fund) may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bank, N.A., the Funds’ custodian and an affiliated person of the Funds, and an affiliate of USBFS, the Funds’ transfer agent and administrator and a second-tier affiliate of the Funds.  The  securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Notes to the Financial Statements
December 31, 2014

6.	Securities Lending (cont.)

The Funds receive compensation in the form of fees and earn interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2014, the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of December 31, 2014, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird Short-Term Bond Fund	$144,409,191	$147,613,109
Baird Intermediate Bond Fund	188,657,283	192,781,148
Baird Aggregate Bond Fund	96,025,717	98,296,098
Baird Core Plus Bond Fund	175,957,815	180,054,574

The Funds receive cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act).  The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2014.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations.  Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2014 for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund were $199,859, $266,526, $234,566, and $704,653, respectively.

7.	Line of Credit

The Corporation maintains an uncommitted, senior secured and unsecured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  The unsecured line of credit is available to the Funds for any period during which U.S. Bank is an affiliate of the Funds.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charges interest at the Bank’s Prime Rate less 2% (weighted average rate of 1.25% for 2014).  During the year ended December 31, 2014, the Funds did not have any borrowings.

Notes to the Financial Statements
December 31, 2014

8.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Intermediate Municipal Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds incurred $501, $72,753, $163,945, $520,135, $476,674 and $3,367,885, respectively, in fees pursuant to the Plan during the year ended December 31, 2014.

9.	Subsequent Event

In preparing these financial statements, the Corporation has evaluated events after December 31, 2014.  There were no subsequent events since December 31, 2014 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (six of the nine funds constituting Baird Funds, Inc.) (collectively the “Funds”), including the summary schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year ended December 31, 2014, for the Baird Ultra Short Bond Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 26, 2015

Directors & Officers
As of December 31, 2014

Independent Directors

G. Frederick Kasten, Jr.

Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  75

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  None

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  72

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  75

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  61

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio)

Directors & Officers
As of December 31, 2014

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  44

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003-January 2005)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor;
Director of Associated Banc-Corp

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 58

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000; Director, Baird Kailash Group, LLC since December 2013

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 61

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Angela Palmer

Chief Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age:  43

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor, since March 2014; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Chief Compliance Officer, Institutional RIAs, BMO Financial Group (March 2012-January 2013); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014); Chief Compliance Officer and Vice President, M&I Investment Management Corp. (June 2006-May 2012); Assistant Secretary, M&I Investment Management Corp. (April 2010-May 2012); Vice President, Marshall & Ilsley Trust Company N.A. (June 2006-August 2012).

Dominick P. Zarcone

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2011
Age: 56

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor, since March 2011; Chief Financial Officer, Baird Financial Group, since October 2012; Chief Operating Officer-Investment Banking, the Advisor (June 2004-March 2011); Managing Director, the Advisor since February 1995

Directors & Officers
As of December 31, 2014

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 51

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Chief Compliance Officer and Secretary, Baird Kailash Group, LLC since July 2013; Associate General Counsel, the Advisor (July 2005-December 2012)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 51

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor, since March 2012; Vice President, Baird Kailash Group, LLC since July 2013; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996 to March 2012)

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 38

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Director of Reporting and Analysis, Capital Markets Finance since February 2013; Senior Vice President, the Advisor, since January 2011; Treasurer, Baird Kailash Group, LLC since July 2013; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 40

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (January 2014-June 2014); First Vice President, the Advisor (September 2010 to December 2013); Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

Edgar L. Sturkey

AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age: 30

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During Past 5 Years:  Senior Compliance Officer and Vice President, the Advisor, since January 2015; Compliance Officer and Vice President, the Advisor (January 2013-December 2014); Compliance Officer and Assistant Vice President, the Advisor (January 2011-December 2012); Compliance Analyst, the Advisor (November 2009-December 2010).

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  The Advisor has invested in and may in the future invest in private equity funds managed by Generation Growth Capital, Inc., a company of which Mr. Nettles is affiliated, through its division, Baird Capital.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 13 and August 21, 2014 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds (collectively, the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 21, 2014 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, a memorandum and other information provided in response to requests from the Board, from the Advisor (including the Advisor’s Form ADV brochure, annual report and financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2014, management fees and expense ratios, and other pertinent information.  The Board also considered relevant case law.

The Independent Directors met separately in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response at the August 13, 2014 special meeting and discussed various questions and information with the President of the Funds at the August 13, 2014 meeting and during executive session earlier in the meeting.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  In addition, the Board considered

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (cont.)

that the Advisor provides administrative services to each of the Funds at an annual rate of 0.05% of each Fund’s average daily net assets, and is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees and certain other costs), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board reviewed a summary of the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2014 regarding the Fund’s performance in comparison to its benchmark index and its peer groups as determined by Lipper.  The Board concluded that the Funds had performed extremely well over most time periods and had achieved consistent performance results.  While the Intermediate Municipal Bond Fund has trailed its benchmark index and Lipper peer group average over recent periods, the Board noted that the Fund’s high quality bias and emphasis on intermediate maturity holdings have detracted from relative returns and referred to the Advisor’s commentary in this regard.  The Board noted that the Intermediate Bond Fund had exceeded the Lipper peer group average for the 10-year and since-inception periods but trailed the average for the one-year and five-year periods, and that the Fund’s performance exceeded its benchmark index for all respective time periods.  The Board took into consideration that the Fund falls into the broadly defined intermediate bond fund category along with core and core plus strategies with longer duration, and longer duration funds tend to outperform in falling interest rate environments.  The Board also noted that each of the other Funds (both Institutional and Investor Class shares) had outperformed its respective Lipper peer group average over most time periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that each Fund’s advisory fee and total expense ratio (for both its Investor Class and Institutional Class Shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Morningstar category.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $25 million (0.30%) of a separately managed account and the same as the fee that the Advisor charges on the next $25 million.  The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included certain administrative services, oversight of the Funds’ other service providers, director support, risk management, regulatory compliance and various other services.  The Board was informed of the subadvisory

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (cont.)

fees paid to the Advisor under two subadvisory arrangements with unaffiliated mutual funds.  The Board noted that the subadvisory services were limited to asset management and that the Advisor provided numerous other services under the advisory agreement with the Funds.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a management fee and an administration fee, Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee, and the Advisor assumes almost all of the other expenses on behalf of each Fund.  The Board noted that for the past fiscal year, the Advisor had incurred more in expenses under the Administration Agreement than it received in administrative fees.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also discussed a report regarding payments to financial intermediaries, noting that all fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor and any payments by the Advisor for distribution were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size, noting that the Funds have experienced strong growth in assets over recent years.  The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor bears almost all of the Funds’ expenses other than management, 12b-1 and administration fees. The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The Board also considered the Advisor’s commitment to continue to evaluate advisory fee breakpoints in the future.  The directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board considered the administration fees received by the Advisor under the Administration Agreement, noting that historically the Advisor has paid more in Fund expenses under the agreement than it has received in administration fees.  The Board noted that the Advisor does not have any soft dollar arrangements in connection with its management of the Funds.  The Board also noted that the Advisor’s financial advisors receive 12b-1 payments under the selling agreement with the Distributor.  The Board noted that the Advisor’s asset management business may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Short-Term Bond Fund and Baird Intermediate Bond Fund were 1.13% and 0.38%, respectively.

Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, IL 60604

Annual Report –
Baird Funds
December 31, 2014

Baird LargeCap Fund
Baird MidCap Fund
Baird SmallCap Value Fund

Go Green.	Go Paperless.

Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
2014 Economic and Stock Market Commentary	2
Baird LargeCap Fund	4
Baird MidCap Fund	19
Baird SmallCap Value Fund	29
Additional Information on Fund Expenses	38
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	45
Notes to the Financial Statements	51
Report of Independent Registered Public Accounting Firm	61
Directors and Officers	62
Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds	65
Additional Information	68
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 26, 2015

Dear Shareholder,

The Baird Funds has a passion for delivering competitive, risk-adjusted returns and outstanding service. That deeply held commitment led to another year of strong asset growth during 2014 for our fixed income and equity funds. Consistency, continuity and collaboration are hallmarks of our approach to meeting your investing and servicing needs. Our senior portfolio management teams have worked through many market cycles and have developed disciplined, risk-controlled approaches of adding value over benchmark returns through proven, bottom-up strategies focused on identifying, researching and investing in quality investments that exhibit strong fundamentals and offer attractive relative value.

We understand that it is this consistency of approach and unwavering focus on risk control that our shareholders depend on to help them achieve their investment objectives through market cycles. Our commitment to these long-term principles combined with strong alignment with the interests of investors helped drive assets under management in the Baird Funds to $17 billion at year end.

Our success rests on the trust you have placed in us to be effective stewards of your assets and we want to thank you for your continued investment in the Baird Funds.

On the following pages, we review the equity market in 2014 and the performance and composition of each of the Baird Equity Funds.

We are privileged to provide you with equity investment management services and appreciate the conﬁdence and trust you have placed in our experienced investment team.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2014 Economic and Stock Market Commentary

U.S. equity markets adjusted to the diverging growth path of global economies, with further strengthening on the domestic front contrasting the heightened concerns about activity in Europe and China. The broad-based S&P 500 Index rose 13.7% for the year, while Dow Jones Industrial Average advanced 10.0%.  Market returns were influenced by size as larger companies tended to fare better.  For the year, the Russell 1000® Growth Index advanced 13.0%, the Russell Midcap Growth® Index increased 11.9%, and the Russell 2000® Value Index increased 4.2%.

Sector performance within the broad S&P 500 index reflected an interesting mix, with typically more-defensive sectors such as healthcare, utilities, and staples, combining with technology and financials, to outperform the index.  On the weaker side of the ledger were the energy, materials, consumer discretionary and industrial sectors.

As in most years, equity returns were not steady on a quarter-to-quarter basis.  Market returns early in the year were muted as harsh winter weather throughout much of the country tempered domestic economic data.  As the year progressed, improving domestic growth contrasted an uptick in geopolitical tensions, particularly in the Middle East and between Russia and Ukraine, along with weaker economic data globally.  Notably, the global inflation picture remained benign as a sharp drop in commodity prices, led by oil, helped pull interest rates lower.  A rather abrupt market pullback in October quickly reversed itself on the back of solid domestic economic data as well as anticipated benefits from declining energy costs.  The favorable market push into year-end resulted in solid fourth quarter returns and moved the S&P 500 Index into positive double-digit territory for the fifth time out of the past six years.

Economic Outlook
The U.S. stock market, having delivered a string of positive returns, will continue to be influenced by the pace of domestic growth, which we believe to be improving.  Economic data released during the final quarter of 2014 reflected solid economic activity in the U.S. – employment, inflation, and confidence measures to name a few, indicate good momentum as we turn the calendar.  The consumer appears to be particularly well positioned given these factors, plus improving personal balance sheets and substantially lower fuel prices. We expect economic momentum to result in continued growth in profits, a key driver of stock prices.  Offsetting that backdrop, however, is that multiples paid for earnings could be challenged by the prospects of rising short-term interest rates.  The Federal Reserve has indicated a desire to raise short-term rates, possibly as early as the June meeting.  History shows that stocks can rise alongside interest rates, but investors should expect volatility as we get closer to the eventual announcement.  We are also mindful of the sharp decline in oil prices.  Historically, the dislocation of an important asset price can lead to episodes of financial or political strain.

The growth (or lack thereof) in international economies will also remain a concern in 2015.  Europe has delivered anemic growth for years, and the European Central Bank has taken a page out of the Fed’s playbook and commenced with a Quantitative Easing program.  That program follows the very aggressive easing moves in Japan, which to date have shown modest success in reinvigorating growth.  Additionally, China recently relaxed lending requirements in a hope to stimulate activity.  The key is whether the strength in our economy helps pull the rest of the world along, or will the rest of the world drag U.S. growth down.  As of today, we think the former is the correct answer, but the latter cannot be dismissed.

In closing, we are optimistic that the U.S. economy continues to grow at modest, but sustainable rates, a positive backdrop for stocks.  Foreign central bank moves may help lift international markets, but the effectiveness of those actions to spur sustainable economic growth is uncertain.  We will keep a close eye on changes both here and abroad and are prepared to make necessary adjustments.  Thank you for your support of Baird Investment Management and Baird Kailash Group.

The S&P 500 Index is an unmanaged, market capitalization weighted index of 500 common stocks widely regarded to be representative of the U.S. market in general. Returns include reinvestment of dividends.

2014 Economic and Stock Market Commentary

The Dow Jones Industrial Average is a price weighted average of 30 high quality stocks selected for total market value and broad public ownership. A price weighted benchmark results in the stocks with the highest prices contributing the most to the performance of the benchmark. The returns of this index do not include the reinvestment of dividend income.

The Russell 1000® Growth Index measures the performance  of the large-cap  growth  segment  of the  U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe and includes Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes.

A direct investment in an index is not possible.

Baird LargeCap Fund
December 31, 2014

Portfolio Managers’ Commentary

Rising over 13% in 2014, the S&P 500 built on the powerful 32% return from 2013.  On a sector level Utilities, Health Care and IT all returned over 20% for the year while Materials, Telecoms and Energy stocks lagged with returns ranging from 10% to -8%.  The market climbed as investor confidence rose, index products took in record amounts of assets and investor exposure to equities reached levels approximating those seen in 1999 and 2007.  We are somewhat concerned about rising investor enthusiasm for equities this late in a bull market.  This anxiety is exacerbated by a number of long-run valuation models that indicate equities may be expensive.  With that said, we recognize that market timing is futile and that relative to many alternatives, equities may have significant long-term appeal.

We would encourage investors to read a recent cover article in The Economist that attempted to answer “Who buys negative-yield bonds?”  Observing that “…government bonds…in as many as ten countries are selling at negative yields” the author went on to note that one “…would have to be quite depressed to conclude that no asset on the planet would make any money at all over the next decade.”1  We could not agree more and believe that a disciplined approach that seeks to source returns from both value and growth among large global franchises with strong balance sheets and durable economic moats helmed by capable managers represents one of the best risk-adjusted methods to compound wealth over long horizons.

While the Baird LargeCap Fund (Institutional Class) outperformed the S&P by 1.40% in 2014, we believe 2014 sends a powerful message about the benefits of using a balanced approach towards large-cap stock selection.

Investment Process
We believe there are meaningful advantages to both growth and value investing.  While we understand the near religious affiliations some managers and investors have for one or the other, few would argue with the assertion that the performance pendulum can swing back and forth.  There are times when value bests growth and others when growth outperforms value.

The field of behavioral finance does not shine a flattering light on fund managers’ or investors’ ability to astutely time their entry and exit points from various strategies.  Human beings have shown a tendency to switch from disciplines right when they are bottoming and enter strategies when they should probably be departing.  Taking a balanced approach that seeks to identify both the best value and growth opportunities may afford us a significant competitive advantage over indexing while reducing the odds we experience the large relative drawdowns that can afflict these strategies when run in isolation.  Because we are convinced that trying to time growth vs. value is futile, managing money in a way that improves our ability (and hopefully yours!) to stick with our discipline is at the heart of what we believe will give us a significant competitive advantage over a full-market cycle.

Some Simple Evidence:
We ran a test to see if even the most naïve approach to balanced investing would have historically offered a meaningful advantage over just buying the index.  For this purpose only, we simply built a hypothetical hybrid portfolio that contained both the 20% highest growth and the 20% deepest value names in the S&P 500 and compared the results to the broader index.2  The results were striking.  In our hypothetical example, Fig. 1 below shows that even a simple combination of value and growth stocks would have doubled the value of the hypothetical investment compared to the index since 1990.  Equally interesting, as shown in Fig. 2, the volatility of the monthly relative returns of this hypothetical hybrid strategy are significantly below those found in either the growth or value return streams.

1	The Economist, January 24th-30th 2015, “Buttonwood: Accentuate the Negative, Why investors would opt to lose money”, p 62.
2	The hypothetical hybrid portfolio is used for illustrative purposes only and does not represent any accounts managed by Baird Kailash Group.

Baird LargeCap Fund
December 31, 2014

Fig. 1: A hypothetical combination of Growth +	Fig. 2: …While significantly reducing the
Value has outperformed the broader S&P 500	volatility of relative returns compared to Growth
index since 1990…	or Value alone

Sources: Kailash Capital LLC, Compustat
See note 2 above

Figure 3 below compares the performance of the S&P 500 index to the performance of a hypothetical portfolio consisting of 20% of the index’s deepest value and highest growth names in 2014.3  You can see that growth (blue line) outperformed the core index (dashed black line) while the value names (solid red line) ended the year just shy of the broader benchmark.  Figure 4 shows us historically how often growth outperforms value depending on the market’s monthly return.  The left-most bar shows that since 1990, when the market experiences its strongest upside, growth outperforms value nearly 70% of the time.4  The right-most bar shows that when the market suffers sharp reversals, growth only beats value 30% of the time.  With the market up north of 13% last year we find nothing surprising about growth’s dominance in 2014.

Fig. 3: In 2014, growth outperformed value	Fig. 4: History tells us growth tends to do better
in up markets

Sources: Kailash Capital LLC, Compustat
See note 2 above

3	We define “growth” as the 20% of firms in the S&P 500 with the highest price to earnings ratios and “value” as the 20% of firms in the S&P 500 with the lowest price to earnings ratios.
4	Hypothetical data since 1990.

Baird LargeCap Fund
December 31, 2014

No Fans of Forecasting:
The data above indicates that historically when the market is going to rise a lot, you are better off in growth strategies and when it falls sharply, value has historically been the better place to be.  Unfortunately, like Warren Buffet who in 1961 told his investors “I am certainly not going to predict what general business or the stock market are going to do in the next year or two since I don’t have the faintest idea,” we don’t believe anyone can predict short-term market direction.5  Instead we use a balanced approach to large cap investing to avoid the pain that can emerge from dedicated growth or value strategies and the associated timing errors that even short term missteps can encourage.

Similarly, since we believe that history rhymes, we like to use large amounts of fundamental data to try and exploit the behavioral errors of other investors caught up in what we view as futile attempts to predict the future.  We are in the “Moneyball” business, not the “crystal-ball” business.  We would rather stick to our process of trying to find self-funded firms whose growth may be underestimated by other investors or find inexpensive firms with asymmetrically positive payoff structures.

Examples from 2014:
The following examples are not stock recommendations.  One investment represents one of our largest contributors to the Fund’s performance and the other was one of our largest detractors to performance.  These examples are merely intended to better explain our investment approach that seeks to identify companies that we believe are mispriced.

Capitalizing on a Favorable Environment for Growth: Health Care
In 2013 Edwards Lifesciences fell 27% while the S&P 500 rose over 32%.  This apparently left its mark on investors who, by the start of 2014, saw the company’s relentlessly rising R&D spend, the movement of its U.S. end-market from a monopoly to a duopoly and emerging competitors in other geographies as credible reasons to avoid the stock.  We cannot help but wonder if much of the antipathy towards Edwards at the start of 2014 stemmed from the less than spectacular price movement in the prior year rather than dispassionate analysis.

Devoid of emotions or biases, our models simply saw a firm that by year end 2013 had managed to grow revenues by 22% and profits by 65% over the prior three years trading at a mid-teens price to earnings ratio with a healthy return on equity and a management repurchasing shares after a bout of severe underperformance.  Our fundamental review of the company found a firm whose products sought to mitigate the number-one cause of death in the world: cardiovascular disease.  As the global leader in heart valve therapy, a world leader in hemodynamic monitoring systems (used to monitor a patient’s heart function in surgery and ICU settings) and with a rapidly growing franchise in transcatheter heart valves which allow the non-surgical replacement of heart valves, we believed the core products were unlikely to go away anytime soon.  While other investors were frustrated as the company grew R&D spending from 14.7% of sales in 2011 to nearly 16% by 2013, we believed the money was being put to good use as evidenced by the firm’s 2,500 patents.  At the start of 2014 we felt the negative view on the company was priced in, the firm’s economic moat defensible, the balance sheet robust, the management credible and that the firm’s prospects and growth were significantly mispriced.  Without forecasting anything we were pleased to see this growth firm rise over 93% and become the largest contributor to the Fund’s 2014 returns.

Suffering at the Hands of an Inhospitable Value Environment: Industrials
Investor views about China are about as diverse and widely distributed as anything we can remember.  There are China acolytes who believe the country’s economic ascent to displace America as the global hegemon is all but certain and others who believe the country is a Potemkin village built on a debt bubble.  In late 2013, a prominent short-seller who believes in the bearish view targeted Caterpillar (CAT) as a likely casualty of what he felt were the inevitable problems facing China.

5	We define “short-term” as any period less than three years.

Baird LargeCap Fund
December 31, 2014

Although we also worry a great deal about the “big picture,” investor anxiety is often the source of great opportunities.  In early 2014, our models looked at CAT and found an inexpensive firm with robust cash flows and shareholder friendly management and indicated the timing was ripe to invest.  Reviewing the fundamentals of the firm we noted that Caterpillar was the world’s leading manufacturer of heavy equipment, diesel and gas engines and provided a wide array of products used for residential and commercial construction, mining, paving, forestry, tunneling, power generation, rail and marine applications.  To us it seemed that investors’ worries about China had already transpired as the company’s Resource division had seen revenues collapse from over $21 billion in 2012 to just over $10 billion by FYE 2013.  In contrast, the firm’s Power and Construction divisions had remained essentially flat at around $20 billion each by the end of 2013.  Despite being cast as a macro-dependent cyclical, it is worth mentioning that in the depths of the 2009 crash, CAT lost only a nominal amount of money in one quarter that year.

Caterpillar’s management was aggressive as they embraced cost reductions across the complex taking charges to set the firm up for robust profits despite the painful decrease in revenues.  Looking at the situation, we felt this was an outstanding opportunity to buy a world-class global franchise at a very reasonable price.  For much of 2014 this decision seemed to be the right one as the stock outperformed both the broad S&P 500 and the S&P 500 industrials index.  Unfortunately for us however, as oil’s descent accelerated in the back-half of the year, it eventually took CAT down with it.  With a meaningful and lucrative business selling well stimulation pumps, reciprocating engines and turbines to the energy space this would prove to be CAT’s undoing, the shares suffered and became one of the Fund’s largest detractors from returns as investors (rightly) worried that the firm’s profits would decline.  While the shares have suffered, we continue to believe the Caterpillar franchise is healthy, intact and a good deal of pessimism is reflected in current valuations.

Discussion of Fund’s Performance in 2014
In 2014, the Baird LargeCap Fund (Institutional Class) generated a total return of 15.09%, compared to a 13.69% return for the S&P 500 index, the Fund’s benchmark.  Below we discuss sectors and companies that were key contributors and detractors from the Fund’s performance relative to the S&P 500.

Key Contributors To Relative Returns:

o
Industrials as a sector rose less than 10% compared to the broad S&P 500 index which was up nearly 14%.  The Fund ran almost exactly at the sector weight but benefitted from very strong stock selection with its Industrial picks rising over 20% for the year.  Significant overweights in low cost and legacy carriers Southwest and Delta added the most to the Fund’s relative returns as the industry continues to benefit from a more rational operating environment post significant capacity reductions.

o
Similar to Industrials, Consumer Discretionary was another sector that underperformed the benchmark (again up 10% vs. the broad S&P 500 being up nearly 14%), where the Fund carried an identical sector weight but strong stock selection contributed significantly to relative returns.  The Fund’s holdings in the sector rose nearly 18% as a large weighting in DISH Networks and Delphi Automotive, among others, drove meaningful outperformance in the group.

o
The Fund was neutral the Health Care sector which meaningfully outperformed the broad benchmark, rising almost 25% for the year.  With its Health Care holdings up 31% for the year, the Fund benefitted from strong stock selection in the space as we profited from both growth (Edwards Lifesciences) and value names (Abbvie).

Key Detractors From Relative Returns:

o
Despite representing only 3% of the S&P 500, the Utilities sector detracted from the Fund’s relative returns more than any other sector.  The Fund held just shy of a 2% weighting in the sector and our largest weighting, AES, fell in absolute terms.  Being underweight such a strong sector hampered us on allocation and due to the underperformance of our largest weighted stock, selection in the sector was also negative.

Baird LargeCap Fund
December 31, 2014

o
Despite being overweight Financials which outperformed the broad benchmark, poor stock selection dragged results down as our holdings rose only 12.5% compared to the S&P 500 Financial sector being up 15%.  Our positions in credit card companies (American Express and Capital One) combined with a weak showing out of some of our regional banks led to a negative effect from stock selection in the group.

o	Despite carrying less than 2% of the Fund’s assets in cash on average, our desire to keep even this small amount of “dry powder” on hand cost the Fund 25 bps.

Conclusion
As the first year of managing the LargeCap Fund comes to a close we would like to thank every one of our investors for sticking with us.  We understand that a new manager represents an unknown and are deeply grateful for your support.  My money is invested along-side yours in the belief that it is not just common sense that a fund manager “eat his own cooking” but that it also provides a healthy dose of professional alignment.  Over the course of the year nearly 80% of the Fund’s excess returns were sourced from stock selection and we believe that hews to the product’s core value proposition.  While there are many products that attempt to time markets or sectors, we believe these behaviors are more difficult than finding the under-appreciated growth firms and inexpensive value opportunities we typically work in.  By maintaining a balanced approach to stock selection we hope to minimize our own (and hopefully our investors’) behavioral errors in an effort to keep us all focused on the long-term, process-driven approach that we believe is the key to compounding wealth at better than market rates.  We understand that track records are built over years and that even the best managers will experience unflattering moments.  With that said, we would like to make it clear that in our view the investors in the Fund are not customers, rather they are partners.  While long-term investment results are always the ultimate arbiters of a money manager’s success, we understand that aside from the portfolios we build, the shareholders we work with represent the LargeCap Fund’s greatest asset.

Portfolio Manager:

Matt Malgari

Baird LargeCap Fund
December 31, 2014 (Unaudited)

A December 31, 2014 summary of the Fund’s top 10 holdings and equity sector analysis compared to the S&P 500® Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Intel Corporation	2.8%
AbbVie Inc.	2.7%
Oracle Corporation	2.6%
Moody’s Corporation	2.3%
SanDisk Corporation	2.3%
Hewlett-Packard Company	2.2%
C.R. Bard, Inc.	2.2%
Expedia, Inc.	2.1%
PepsiCo, Inc.	2.0%
Medtronic, Inc.	2.0%

Net Assets:	$40,175,502
Portfolio Turnover Rate:	88.2%
Number of Equity Holdings:	115

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	1.24%
Investor Class:	1.49%	****

Net
Institutional Class:	0.75%
Investor Class:	1.00%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2014.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2014, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through April 30, 2016.

****	Includes 0.25% 12b-1 fee.

Baird LargeCap Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird LargeCap Fund
December 31, 2014 (Unaudited)

Average Annual Total Returns

				Since
For the Periods Ended December 31, 2014	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	15.09%	14.88%	6.69%	3.24%
Investor Class Shares	14.89%	14.62%	6.44%	2.99%
S&P 500® Index(2)	13.69%	15.45%	7.67%	4.57%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2014.
(2)
The S&P 500® Index measures the performance of 500 common stocks chosen for market size, liquidity and industry group representation of U.S. equity performance.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.  The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund’s subadviser makes investment decisions for the Fund primarily using quantitative investment models which rank securities based on fundamental measures of value, past performance and indicators of recent positive changes.  The success of the quantitative investment methodologies and processes employed by the subadviser depends on the analyses and assessments that were used in developing such methodologies and processes, as well as on the accuracy and reliability of models and data provided by third parties.  Incorrect analyses and assessments or inaccurate or incomplete models and data would adversely affect performance.  Certain low-probability events or factors that are assigned little weight may occur or prove to be more likely or may have more relevance than expected, for short or extended periods of time.  It is also possible that prices of securities may move in directions that were not predicted by the subadviser’s quantitative methodologies.  The Fund may invest in stocks (or ADRs representing stocks) of foreign companies that are traded on U.S. exchanges.  Foreign investments involve additional risk such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird LargeCap Fund
Schedule of Investments, December 31, 2014

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
The Boeing Company	1,601	$208,098	0.5%
General Dynamics Corporation	1,821	250,606	0.6%
Northrop Grumman Corporation	2,498	368,180	0.9%
Raytheon Company	1,609	174,046	0.5%
		1,000,930	2.5%
Airlines
Alaska Air Group, Inc.	1,421	84,919	0.2%
Delta Air Lines, Inc.	4,777	234,981	0.6%
Southwest Airlines Co.	13,232	559,978	1.4%
United Continental Holdings, Inc.*	2,901	194,048	0.5%
		1,073,926	2.7%
Auto Components
Autoliv, Inc.	724	76,831	0.2%
Automobiles
Ford Motor Company	39,411	610,870	1.5%
General Motors Company	1,850	64,584	0.2%
Harley-Davidson, Inc.	4,686	308,854	0.8%
		984,308	2.5%
Banks
Bank of America Corp.	13,891	248,510	0.6%
Fifth Third Bancorp	10,434	212,592	0.5%
Huntington Bancshares Incorporated	41,567	437,285	1.1%
U.S. Bancorp	16,663	749,002	1.9%
Wells Fargo & Company	14,133	774,771	1.9%
		2,422,160	6.0%
Beverages
The Coca-Cola Company	5,772	243,694	0.6%
Dr Pepper Snapple Group, Inc.	2,454	175,903	0.5%
PepsiCo, Inc.	8,668	819,646	2.0%
		1,239,243	3.1%
Biotechnology
Amgen Inc.	2,149	342,314	0.9%
Biogen Idec Inc.*	514	174,477	0.4%
Celgene Corporation*	3,046	340,726	0.8%
		857,517	2.1%
Building Products
Masco Corporation	17,382	438,026	1.1%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2014

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Capital Markets
Ameriprise Financial, Inc.	4,507	$596,051	1.5%
The Blackstone Group L.P.	16,920	572,403	1.4%
		1,168,454	2.9%
Chemicals
Celanese Corporation	2,734	163,931	0.4%
CF Industries Holdings, Inc.	1,223	333,316	0.8%
The Dow Chemical Company	5,891	268,689	0.7%
International Flavors & Fragrances Inc.	790	80,074	0.2%
LyondellBasell Industries N.V. – Class A f	6,203	492,456	1.2%
		1,338,466	3.3%
Communications Equipment
Harris Corporation	3,050	219,051	0.5%
QUALCOMM Incorporated	1,950	144,944	0.4%
		363,995	0.9%
Consumer Finance
American Express Company	3,435	319,592	0.8%
Capital One Financial Corporation	4,805	396,653	1.0%
Discover Financial Services	8,844	579,194	1.4%
		1,295,439	3.2%
Containers & Packaging
Ball Corporation	5,220	355,847	0.9%
Diversified Financial Services
Moody’s Corporation	9,760	935,106	2.3%
Diversified Telecommunication Services
AT&T Inc.	8,950	300,630	0.7%
CenturyLink, Inc.	2,058	81,456	0.2%
		382,086	0.9%
Electrical Equipment
Rockwell Automation, Inc.	1,256	139,667	0.3%
Electronic Equipment, Instruments & Components
Corning Incorporated	7,963	182,592	0.5%
Energy Equipment & Services
Halliburton Company	4,620	181,705	0.4%
Schlumberger Limited f	715	61,068	0.2%
Seadrill Ltd f	2,902	34,650	0.1%
		277,423	0.7%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2014

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Food & Staples Retailing
The Kroger Co.	11,551	$741,690	1.8%
Safeway Inc.	2,216	77,826	0.2%
		819,516	2.0%
Food Products
Archer-Daniels-Midland Company	5,420	281,840	0.7%
Bunge Limited f	1,840	167,274	0.4%
General Mills, Inc.	1,471	78,449	0.2%
Tyson Foods, Inc.	1,730	69,356	0.2%
		596,919	1.5%
Health Care Equipment & Supplies
Baxter International Inc.	1,004	73,583	0.2%
Becton, Dickson and Company	4,620	642,919	1.6%
C.R. Bard, Inc.	5,338	889,418	2.2%
Edwards Lifesciences Corporation*	4,717	600,851	1.5%
Medtronic, Inc.	11,303	816,077	2.0%
Varian Medical Systems, Inc.*	894	77,340	0.2%
		3,100,188	7.7%
Health Care Providers & Services
Anthem, Inc.	1,293	162,491	0.4%
Hotels, Restaurants & Leisure
Wyndham Worldwide Corporation	9,105	780,845	1.9%
Household Durables
PulteGroup, Inc.	18,191	390,379	1.0%
Household Products
Energizer Holdings, Inc.	3,278	421,420	1.1%
Independent Power Producers & Energy Traders
The AES Corporation	25,670	353,476	0.9%
Insurance
Aflac, Inc.	3,383	206,667	0.5%
The Progressive Corporation	6,145	165,854	0.4%
The Travelers Companies, Inc.	1,606	169,995	0.4%
		542,516	1.3%
Internet & Catalog Retail
Expedia, Inc.	9,676	825,943	2.1%
Internet Software & Services
Google Inc.*	1,256	661,158	1.6%
IT Services
Alliance Data Systems Corporation*	598	171,058	0.4%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2014

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
IT Services (cont.)
International Business Machines Corporation	923	$148,086	0.4%
MasterCard Incorporated	2,130	183,521	0.4%
Visa Inc.	1,065	279,243	0.7%
The Western Union Company	4,515	80,863	0.2%
		862,771	2.1%
Leisure Equipment Products
Hasbro, Inc.	1,351	74,291	0.2%
Life Sciences Tools & Services
Agilent Technologies, Inc.	1,732	70,908	0.2%
Machinery
Caterpillar Inc.	7,529	689,129	1.7%
Deere & Company	6,025	533,032	1.4%
Illinois Tool Works, Inc.	921	87,219	0.2%
		1,309,380	3.3%
Media
DISH Network Corporation – Class A*	10,277	749,090	1.9%
Gannett Co., Inc.	2,577	82,284	0.2%
Omnicom Group Inc.	2,039	157,961	0.4%
		989,335	2.5%
Multiline Retail
Kohl’s Corporation	1,493	91,133	0.2%
Macy’s, Inc.	1,268	83,371	0.2%
Nordstrom, Inc.	4,632	367,734	0.9%
		542,238	1.3%
Multi-Utilities
CMS Energy Corporation	5,021	174,480	0.4%
Oil, Gas & Consumable Fuels
Marathon Petroleum Corporation	5,010	452,203	1.1%
Phillips 66	5,388	386,320	1.0%
Tesoro Corporation	3,511	261,043	0.6%
Valero Energy Corporation	1,329	65,785	0.2%
Whiting Petroleum Corporation*	3,196	105,468	0.3%
		1,270,819	3.2%
Pharmaceuticals
AbbVie Inc.	16,562	1,083,817	2.7%
Eli Lilly and Company	3,752	258,851	0.6%
Johnson & Johnson	2,281	238,524	0.6%
Pfizer Inc.	2,415	75,227	0.2%
		1,656,419	4.1%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2014

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Real Estate Investment Trusts (REITs)
American Capital Agency Corp.	6,930	$151,282	0.4%
Road & Rail
Hertz Global Holdings, Inc.*	2,721	67,862	0.2%
Union Pacific Corporation	1,937	230,755	0.6%
		298,617	0.8%
Semiconductors & Semiconductor Equipment
Intel Corporation	31,001	1,125,026	2.8%
Linear Technology Corporation	1,643	74,921	0.2%
Maxim Integrated Products, Inc.	9,417	300,120	0.7%
Microchip Technology Incorporated	1,657	74,747	0.2%
Micron Technology, Inc.*	15,984	559,600	1.4%
NXP Semiconductors N.V.*f	3,563	272,213	0.7%
		2,406,627	6.0%
Software
Check Point Software Technologies Ltd.*f	2,277	178,904	0.4%
Citrix Systems, Inc.*	3,510	223,938	0.6%
Electronic Arts Inc.*	1,910	89,799	0.2%
Microsoft Corporation	9,572	444,619	1.1%
Oracle Corporation	23,022	1,035,299	2.6%
		1,972,559	4.9%
Specialty Retail
Foot Locker, Inc.	1,402	78,765	0.2%
The Gap, Inc.	2,138	90,031	0.2%
		168,796	0.4%
Technology Hardware, Storage & Peripherals
Apple Inc.	4,928	543,953	1.4%
Hewlett-Packard Company	22,244	892,652	2.2%
NetApp, Inc.	3,860	159,997	0.4%
SanDisk Corporation	9,445	925,421	2.3%
Seagate Technology Public Limited Company f	10,205	678,632	1.7%
		3,200,655	8.0%
Thrifts & Mortgage Finance
New York Community Bancorp, Inc.	9,444	151,104	0.4%
Total Common Stocks
(Cost $34,329,690)		38,487,148	95.8%
The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2014

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06%«	952,402	$952,402	2.4%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	700,000	700,000	1.7%
Total Short-Term Investments
(Cost $1,652,402)		1,652,402	4.1%
Total Investments
(Cost $35,982,092)		40,139,550	99.9%
Other Assets in Excess of Liabilities		35,952	0.1%
TOTAL NET ASSETS		$40,175,502	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$38,487,148	$—	$—	$38,487,148
Total Equity	38,487,148	—	—	38,487,148
Short-Term Investments
Money Market Mutual Funds	1,652,402	—	—	1,652,402
Total Short-Term Investments	1,652,402	—	—	1,652,402
Total Investments*	$40,139,550	$—	$—	$40,139,550

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
December 31, 2014

Portfolio Managers’ Commentary

For the year ended December 31, 2014, the Baird MidCap Fund Institutional Class posted a total return of 4.85% (4.62% for the Investor Class), as compared with a gain of 11.90% for the Russell MidCap® Growth Index, the MidCap Fund’s primary benchmark.

As we move further into the economic recovery, we are increasingly sensitive to the performance dynamics within the market.  In recent quarters, we have been struck by the strong relative performance from companies that are unprofitable or carrying higher debt levels.  In our long tenure of managing mid cap stocks, we have seen these types of low quality cycles before.  We understand why it is happening, how abruptly it can change and the importance of staying true to the Fund’s high quality approach. In the interim, the Fund has felt the very real challenge of keeping pace in such an environment.  Among several possibilities, Fed tightening may serve as a catalyst to return favor to businesses with strong profitability and conservative balance sheets, the type of companies on which we focus.  We believe that focus is one of the primary reasons for the long-term success of the Fund.

The Fund’s sector weights remained relatively balanced compared to its benchmark during 2014, a continuation of our approach in recent years.  We did maintain a modest pro-cyclical stance within economically-sensitive sectors.  This positioning was based on continued U.S. economic growth, supported by the positive trend in U.S. employment, low inflation, and rising consumer and business confidence.

The Fund’s technology holdings provided the strongest relative performance.  Our stock selection in the semiconductor industry was helped by strong product cycle participation.  In addition, the software and services industry benefitted from exposure to security spending and merger activity.  These two industry groups helped the Fund outpace broad strength in the technology sector overall.

Stocks in the basic materials sector also made a positive contribution to relative performance.  Holding companies with end market exposure tilted toward construction activity proved beneficial as fundamentals improved.  We tend to avoid pure commodity-oriented business models in this sector, as those earnings patterns are often more volatile.

Producer durable holdings fought several macro-related headwinds and failed to keep pace with benchmark returns.  Thematically, an expectation for continued economic growth in the form of better corporate and consumer spending generally played out on the domestic front, but weakness emerged on a global basis, hurting businesses with a higher foreign revenue mix.  A sharp drop in oil prices in the second half negatively impacted performance from industrial companies tied to energy activity.  Also, a lack of exposure to the traditionally cyclical airline industry created a meaningful performance headwind.

The Fund’s healthcare stocks produced fairly broad strength, but relative performance was hurt by the Fund’s relatively light exposure to biotech and pharmaceutical companies, areas with significant price returns.  The challenge of matching performance in the healthcare sector is underscored by the strong multi-year run in biotech.  Many companies in that industry offer interesting growth prospects, but are not profitable.  We will participate in that industry when we find companies that meet our fundamental criteria, but may struggle in periods when we do not.

The Fund’s energy stocks detracted from relative performance, reflecting a tale of two halves, with a positive first half more than offset by the impact of a dramatic decrease in the price of oil during the second half.  We have often mentioned the potential for volatility in this sector due to performance correlation with oil and natural gas prices.  We continue to like the long-term backdrop for many energy companies, recognizing the potential for continued commodity volatility as the global growth picture sorts itself out.

In the consumer staples sector, the performance of the Fund’s holdings fell short of corresponding benchmark sector returns.  We were somewhat surprised all year that returns from the staples sector significantly outpaced the market advance.  Notably, many companies within the sector displayed meaningful price-earnings multiple

Baird MidCap Fund
December 31, 2014

expansion, which was due in part to increased merger activity in the beverage, tobacco, and food industries.  The Fund’s holdings were underexposed to these industries relative to the benchmark.

The consumer discretionary sector lagged the overall market.  While many of the Fund’s holdings, including retailers, restaurants, and apparel companies, delivered strong performance, the collective holdings in that sector trailed on a relative performance basis.  The outlook for spending remains relatively favorable due to improving employment trends, higher confidence levels, and the potential benefit from low energy prices.

The Fund’s financial services holdings provided a drag on relative performance during the year. The Fund’s financial services sector holdings were based on our expectation that stronger U.S. economic growth would lead to higher rates during the year, which did not occur.  The persistent decline in longer-term interest rates created a headwind as low yields proved very supportive of REIT performance. The REIT industry comprised approximately 20% of the financial services sector weight, but none in the Fund.  We find the REIT business model, which requires the distribution of earnings and dependency on the capital markets for growth, difficult for our fundamental approach.  We will continue to assess the appropriateness of REITs for the Fund, but don’t intend to blindly plug a benchmark hole. Asset managers, a key Fund holding, lagged overall sector performance despite what we viewed as solid fundamental performance.

The investment process underlying the MidCap Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers.  Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Managers:

Charles F. Severson
Kenneth M. Hemauer

Baird MidCap Fund
December 31, 2014 (Unaudited)

A December 31, 2014 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell MidCap® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

O’Reilly Automotive, Inc.	2.5%
Integrated Device Technology, Inc.	2.5%
Affiliated Managers Group, Inc.	2.4%
Stericycle, Inc.	2.4%
Mead Johnson Nutrition Company	2.4%
Acuity Brands, Inc.	2.3%
Fortinet, Inc.	2.3%
Alliance Data Systems Corporation	2.3%
Tractor Supply Company	2.2%
Acadia Healthcare Company, Inc.	2.2%

Net Assets:	$1,116,264,231
Portfolio Turnover Rate:	37.3%
Number of Equity Holdings:	59

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	0.88%
Investor Class:	1.13%	****

Net
Institutional Class:	0.85%
Investor Class:	1.10%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2014.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2014, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2016.

****	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2014 (Unaudited)

Average Annual Total Returns

				Since
For the Periods Ended December 31, 2014	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	4.85%	16.76%	9.02%	7.04%
Investor Class Shares	4.62%	16.50%	8.76%	6.79%
Russell Midcap® Growth Index(2)	11.90%	16.94%	9.43%	6.10%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2014.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2014

Common Stocks

			% of
	Shares	Value	Net Assets
Banks
East West Bancorp, Inc.	513,913	$19,893,572	1.8%
Building Products
Fortune Brands Home & Security, Inc.	506,251	22,917,983	2.1%
Capital Markets
Affiliated Managers Group, Inc.*	128,312	27,232,939	2.4%
Greenhill & Co., Inc.	432,009	18,835,592	1.7%
Invesco Limited f	242,119	9,568,543	0.9%
		55,637,074	5.0%
Chemicals
Airgas, Inc.	154,768	17,826,178	1.6%
Commercial Services & Supplies
Stericycle, Inc.*	205,019	26,873,891	2.4%
Distributors
LKQ Corporation*	757,097	21,289,568	1.9%
Electrical Equipment
Acuity Brands, Inc.	186,006	26,053,860	2.3%
Regal-Beloit Corporation	107,329	8,071,141	0.7%
Rockwell Automation, Inc.	100,759	11,204,401	1.1%
		45,329,402	4.1%
Electronic Equipment, Instruments & Components
Trimble Navigation Limited*	600,570	15,939,128	1.4%
Energy Equipment & Services
Core Laboratories N.V. f	53,064	6,385,722	0.6%
Oceaneering International, Inc.	291,501	17,143,174	1.5%
		23,528,896	2.1%
Food & Staples Retailing
The Fresh Market, Inc.*	385,581	15,885,937	1.4%
Food Products
McCormick & Co, Incorporated	323,313	24,022,156	2.1%
Mead Johnson Nutrition Company	265,053	26,648,429	2.4%
		50,670,585	4.5%
Health Care Equipment & Supplies
Globus Medical, Inc.*	442,375	10,515,254	1.0%
Health Care Providers & Services
Acadia Healthcare Company, Inc.*	403,478	24,696,888	2.2%
Envision Healthcare Holdings, Inc.*	451,127	15,649,596	1.4%
		40,346,484	3.6%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2014

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Health Care Technology
Cerner Corporation*	280,440	$18,133,250	1.6%
Hotels, Restaurants & Leisure
Buffalo Wild Wings Inc.*	121,032	21,831,752	2.0%
Household Products
Church & Dwight Co., Inc.	287,670	22,671,273	2.0%
Internet & Catalog Retail
HomeAway, Inc.*	600,532	17,883,843	1.6%
Internet Software & Services
Envestnet, Inc.*	306,768	15,074,579	1.3%
Pandora Media, Inc.*	423,518	7,551,326	0.7%
		22,625,905	2.0%
IT Services
Alliance Data Systems Corporation*	88,966	25,448,724	2.3%
Fiserv, Inc.*	156,930	11,137,322	1.0%
Gartner, Inc.*	216,879	18,263,381	1.6%
		54,849,427	4.9%
Leisure Equipment Products
Polaris Industries Inc.	141,875	21,457,175	1.9%
Life Sciences Tools & Services
ICON Public Limited Company*f	251,908	12,844,789	1.1%
Illumina, Inc.*	77,103	14,231,672	1.3%
		27,076,461	2.4%
Machinery
The Middleby Corporation*	230,949	22,887,046	2.1%
Trinity Industries, Inc.	395,509	11,078,207	1.0%
WABCO Holdings Inc.*	213,862	22,408,460	2.0%
		56,373,713	5.1%
Multiline Retail
Dollar Tree, Inc.*	162,132	11,410,850	1.0%
Oil, Gas & Consumable Fuels
Concho Resources Inc.*	96,547	9,630,563	0.9%
Southwestern Energy Company*	651,909	17,790,597	1.6%
Whiting Petroleum Corporation*	225,115	7,428,795	0.6%
		34,849,955	3.1%
Pharmaceuticals
Perrigo Company PLC f	145,700	24,355,212	2.2%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2014

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Road & Rail
J.B. Hunt Transport Services, Inc.	275,800	$23,236,150	2.1%
Semiconductors & Semiconductor Equipment
Integrated Device Technology, Inc.*	1,395,296	27,347,801	2.5%
Skyworks Solutions, Inc.	222,059	16,145,910	1.4%
		43,493,711	3.9%
Software
ANSYS, Inc.*	155,189	12,725,498	1.1%
Fortinet, Inc.*	837,896	25,689,891	2.3%
ServiceNow, Inc.*	180,664	12,258,053	1.1%
The Ultimate Software Group, Inc.*	127,541	18,724,932	1.7%
		69,398,374	6.2%
Specialty Retail
Dick’s Sporting Goods, Inc.	373,405	18,539,558	1.7%
O’Reilly Automotive, Inc.*	146,847	28,285,669	2.5%
Ross Stores, Inc.	122,441	11,541,289	1.0%
Tiffany & Co.	230,451	24,625,994	2.2%
Tractor Supply Company	318,103	25,072,878	2.2%
Urban Outfitters, Inc.*	558,816	19,631,206	1.8%
		127,696,594	11.4%
Technology Hardware, Storage & Peripherals
Stratasys Ltd.*f	188,503	15,666,484	1.4%
Textiles, Apparel & Luxury Goods
PVH Corp.	169,566	21,733,274	2.0%
Under Armour, Inc. – Class A*	230,025	15,618,698	1.4%
		37,351,972	3.4%
Trading Companies & Distributors
Fastenal Company	392,498	18,667,205	1.7%
United Rentals, Inc.*	147,143	15,010,057	1.3%
Watsco, Inc.	185,285	19,825,495	1.8%
		53,502,757	4.8%
Total Common Stocks
(Cost $941,673,996)		1,070,518,810	95.9%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2014

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.06%«	23,324,166	$23,324,166	2.1%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	20,000,000	20,000,000	1.8%
Total Short-Term Investments
(Cost $43,324,166)		43,324,166	3.9%
Total Investments
(Cost $984,998,162)		1,113,842,976	99.8%
Other Assets in Excess of Liabilities		2,421,255	0.2%
TOTAL NET ASSETS		$1,116,264,231	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$1,070,518,810	$—	$—	$1,070,518,810
Total Equity	1,070,518,810	—	—	1,070,518,810
Short-Term Investments
Money Market Mutual Funds	43,324,166	—	—	43,324,166
Total Short-Term Investments	43,324,166	—	—	43,324,166
Total Investments*	$1,113,842,976	$—	$—	$1,113,842,976

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
December 31, 2014

Portfolio Manager’s Commentary

For the year ended December 31, 2014, the Baird SmallCap Value Fund Institutional Class posted a total return of 0.42% (0.13% for the Investor Class), as  compared to a gain of 4.22% for the Russell 2000 Value Index, the SmallCap Value Fund’s primary benchmark.

As we reflect on what worked last year, we note positive security selection across most economic sectors.  We witnessed our investment theses bear out for many of the Fund’s individual holdings, which posted better than anticipated profits, leading to upwards earnings revisions and the ultimate reward of market revaluation. In general, defensive sectors in our benchmark fared better than cyclical industries for the year.  The strongest absolute performance came from the Fund’s healthcare, consumer staples, consumer discretionary, and utilities sector holdings.  On a relative contribution basis, the Fund’s overweight in the information technology sector added meaningfully to performance.  Two information technology positions, Triquint Semiconductor and Integrated Device Technology Inc., moved sharply higher as earnings growth accelerated from both margin improvement and market share gains in mobile devices.  Motorcar Parts of America and newly acquired Land’s End both performed well.

Throughout the year, the Fund held a meaningful overweight in consumer discretionary, energy, industrials and information technology stocks.  Despite reducing our exposure in October, the substantial drop in the price of oil during the last quarter of the year punished our energy overweight despite strong security selection in the sector.  It was this overweight to energy and energy-related industrials that was responsible for the Fund’s underperformance for the year. Pacific Drilling, Willbros and Mastec were the biggest detractors.  While our overweight to energy was a drag on overall performance, our strategy of avoiding the highest risk securities in the sector, including exploration and production, as well as oil and gas servicing companies, in favor of infrastructure-related businesses proved correct.  Earlier in the year we sold Mitcham Industries and Sandridge Energy and lightened up again in the Fall, selling our holdings in PDC Energy and Vantage Drilling.  A number of our industrial holdings also traded lower on the energy selloff despite having large project backlogs or ancillary businesses without direct ties to the energy infrastructure space.  During the year, we sold positions in Willbros Group and MasTec Incorporated.

While the Fed did complete its quantitative easing (QE) tapering process, global slowdowns outside the United States in emerging markets and Europe saw overseas investors flock to U.S. fixed income markets, pressuring interest rates even lower.  Last year, we continued to rotate our financial exposure away from more defensive areas in favor of economically sensitive holdings that stand to benefit from a better lending and interest rate environment.  Many of our holdings such as Real Estate Investment Trusts continue to benefit from a low interest rate environment but also offer the upside of improving revenues from sources such as rents.

We continue to find value in information technology, increasing the number of positions within the Fund, and ended the year with a substantial overweight versus the benchmark, a reflection of our belief in continued rollouts of smartphones with content and features consumers demand. In May, we initiated a position in Integrated Device Technology Inc. a semiconductor chip maker of random access memory and involved in wireless charging.

We began 2014 with a strategic focus on companies which operate primarily domestically to avoid the earnings disappointment experienced by firms with large foreign exposure, especially to emerging markets.  Predicated on our weaker outlook for China and emerging markets, we maintained our aversion to materials stocks, with no exposure, a theme dating back to last year.  The Fund benefited from this underweight in 2013 and once again in 2014.

As we look to 2015, we remain wary of economic growth prospects outside the U.S.  We expect the strong U.S. dollar and decelerating global growth will be headwinds for large multinational companies but plays to the strength of domestic small companies with less than half the exposure to foreign revenue.  We are most bullish on the U.S. consumer, which has made progress repairing personal balance sheets and should benefit

Baird SmallCap Value Fund
December 31, 2014

from continued gains in employment, housing market strength and falling gas prices.  While falling energy prices are ultimately good for the majority of industries and capital spending, our concern is that in the short-run, the benefit will not be able to offset a rapid decline in domestic oil-related capital expenditures.  Consequently, we start the year with a somewhat defensive bias as the market digests these spending adjustments, and we will look to become more constructive on cyclical exposure as we see signs of stabilization outside the U.S. and within the energy complex.  As always, we will seek to mitigate risk by maintaining a well-diversified portfolio of businesses, which we project can exceed growth expectations and which trade at compelling valuations.  This strategy, we believe, when applied with discipline, yields attractive long-term returns for investors.

Portfolio Manager:

Michelle Stevens

Baird SmallCap Value Fund
December 31, 2014 (Unaudited)

A December 31, 2014 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Lands’ End, Inc	5.0%
Integrated Device Technology, Inc.	4.6%
Motorcar Parts of America, Inc.	4.5%
TriQuint Semiconductor, Inc.	3.9%
PRA Group, Inc.	3.9%
Pinnacle Foods Inc.	3.8%
LTC Properties, Inc.	3.4%
Diamond Hill Investment Group, Inc.	3.0%
Hilltop Holdings, Inc.	3.0%
Universal Truckload Services, Inc.	3.0%

Net Assets:	$25,553,431
Portfolio Turnover Rate:	41.9%
Number of Equity Holdings:	40

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	2.03%
Investor Class:	2.28%	****

Net
Institutional Class:	1.00%
Investor Class:	1.25%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2014.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2014, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Institutional Class shares and 1.25% of average daily net assets for the Investor Class shares, at least through April 30, 2016.

****	Includes 0.25% 12b-1 fee.

Baird SmallCap Value Fund
December 31, 2014 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2014 (Unaudited)

Average Annual Total Returns

		Since
For the Periods Ended December 31, 2014	One Year	Inception(1)
Institutional Class Shares	0.42%	15.04%
Investor Class Shares	0.13%	14.75%
Russell 2000® Value Index(2)	4.22%	16.53%

(1)	For the period from May 1, 2012 (inception date) through December 31, 2014.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2014

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corporation*	12,534	$520,036	2.0%
Auto Components
Drew Industries Incorporated*	5,112	261,070	1.0%
Motorcar Parts of America, Inc.*	36,840	1,145,356	4.5%
		1,406,426	5.5%
Banks
PrivateBancorp, Inc.	20,276	677,219	2.6%
Texas Capital Bancshares, Inc.*	9,783	531,510	2.1%
		1,208,729	4.7%
Capital Markets
Diamond Hill Investment Group, Inc.	5,555	766,812	3.0%
Communications Equipment
Applied Optoelectronics, Inc.*	25,342	284,337	1.1%
Construction & Engineering
Quanta Services, Inc.*	18,393	522,177	2.0%
Consumer Finance
Encore Capital Group, Inc.*	15,777	700,499	2.7%
PRA Group, Inc.*	16,968	982,956	3.9%
		1,683,455	6.6%
Diversified Consumer Services
Steiner Leisure Limited*f	8,533	394,310	1.5%
Electric Utilities
UIL Holdings Corporation	13,897	605,075	2.4%
Electrical Equipment
Generac Holdings Inc.*	10,708	500,706	2.0%
Electronic Equipment, Instruments & Components
Methode Electronics, Inc.	17,170	626,877	2.5%
Energy Equipment & Services
Pacific Drilling SA*f	55,304	256,611	1.0%
Food Products
Pinnacle Foods Inc.	27,760	979,928	3.8%
Gas Utilities
South Jersey Industries, Inc.	8,751	515,696	2.0%
Health Care Equipment & Supplies
ICU Medical, Inc.*	7,267	595,167	2.3%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2014

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Insurance
Hilltop Holdings, Inc.*	38,304	$764,165	3.0%
Internet & Catalog Retail
Lands’ End, Inc.*	23,819	1,285,273	5.0%
Internet Software & Services
j2 Global, Inc.	11,345	703,390	2.8%
IT Services
WEX Inc.*	3,474	343,648	1.3%
Oil, Gas & Consumable Fuels
Dorian LPG Limited*f	28,280	392,809	1.5%
Navigator Holdings Limited*f	21,357	449,778	1.8%
Targa Resources Corp.	7,016	744,047	2.9%
		1,586,634	6.2%
Real Estate Investment Trusts (REITs)
BioMed Realty Trust, Inc.	23,184	499,383	2.0%
Blackstone Mortgage Trust, Inc.	22,882	666,782	2.6%
Capstead Mortgage Corporation	29,690	364,593	1.4%
DiamondRock Hospitality Company	44,075	655,395	2.6%
Hatteras Financial Corp.	20,012	368,821	1.4%
Hersha Hospitality Trust	71,799	504,747	2.0%
LTC Properties, Inc.	20,314	876,956	3.4%
		3,936,677	15.4%
Road & Rail
Quality Distribution, Inc.*	35,517	377,901	1.5%
Universal Truckload Services, Inc.	26,589	758,052	3.0%
		1,135,953	4.5%
Semiconductors & Semiconductor Equipment
Integrated Device Technology, Inc.*	59,862	1,173,295	4.6%
Synaptics Incorporated*	6,477	445,877	1.7%
TriQuint Semiconductor, Inc.*	35,942	990,202	3.9%
		2,609,374	10.2%
Specialty Retail
Lithia Motors, Inc.	6,047	524,215	2.1%
Thrifts & Mortgage Finance
Bofi Holding, Inc.*	9,368	728,924	2.9%
Capitol Federal Financial, Inc.	20,256	258,872	1.0%
		987,796	3.9%
Total Common Stocks
(Cost $20,837,411)		24,743,467	96.8%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2014

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06%«	260,804	$260,804	1.0%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	450,000	450,000	1.8%
Total Short-Term Investments
(Cost $710,804)		710,804	2.8%
Total Investments
(Cost $21,548,215)		25,454,271	99.6%
Other Assets in Excess of Liabilities		99,160	0.4%
TOTAL NET ASSETS		$25,553,431	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2014

Summary of Fair Value Exposure at December 31, 2014

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$24,743,467	$—	$—	$24,743,467
Total Equity	24,743,467	—	—	24,743,467
Short-Term Investments
Money Market Mutual Funds	710,804	—	—	710,804
Total Short-Term Investments	710,804	—	—	710,804
Total Investments*	$25,454,271	$—	$—	$25,454,271

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2014 (Unaudited)

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a  redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 – 12/31/14).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2014 (Unaudited)

Actual vs. Hypothetical Returns

For the Six Months Ended December 31, 2014

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/14	12/31/14	Period(1)	12/31/14	Period(1)
Baird LargeCap Fund
Institutional Class	0.75%	$1,000.00	$1,067.43	$3.91	$1,021.42	$3.82
Investor Class	1.00%	$1,000.00	$1,067.50	$5.21	$1,020.16	$5.09

Baird MidCap Fund
Institutional Class	0.85%	$1,000.00	$1,019.30	$4.33	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$1,018.10	$5.60	$1,019.66	$5.60

Baird SmallCap Value Fund
Institutional Class	1.00%	$1,000.00	$ 974.30	$4.98	$1,020.16	$5.09
Investor Class	1.25%	$1,000.00	$ 972.80	$6.22	$1,018.90	$6.36

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2014

	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund
ASSETS:
Investments, at value (cost $35,982,092,
$984,998,162 and $21,548,215, respectively)	$40,139,550	$1,113,842,976	$25,454,271
Dividends receivable	42,472	333,217	60,098
Interest receivable	89	3,146	71
Receivable for Fund shares sold	27,928	8,515,527	55,598
Uninvested cash	—	109,233	—
Prepaid expenses and other assets	8,536	19,387	8,381
Total assets	40,218,575	1,122,823,486	25,578,419
LIABILITIES:
Payable for Fund shares repurchased	—	5,410,394	993
Payable to Advisor and Distributor	12,954	813,342	4,244
Accrued expenses and other liabilities	30,119	335,519	19,751
Total liabilities	43,073	6,559,255	24,988
NET ASSETS	$40,175,502	$1,116,264,231	$25,553,431
NET ASSETS CONSIST OF:
Capital stock	$35,653,560	$986,778,852	$21,753,240
Accumulated net realized gain (loss) on investments sold	364,484	640,565	(105,865)
Net unrealized appreciation on investments	4,157,458	128,844,814	3,906,056
NET ASSETS	$40,175,502	$1,116,264,231	$25,553,431
INSTITUTIONAL CLASS SHARES
Net Assets	$38,961,436	$910,893,531	$23,453,239
Shares outstanding ($0.01 par value,
unlimited shares authorized)	4,361,175	58,500,521	1,697,207
Net asset value, offering and
redemption price per share	$8.93	$15.57	$13.82
INVESTOR CLASS SHARES
Net Assets	$1,214,066	$205,370,700	$2,100,192
Shares outstanding ($0.01 par value,
unlimited shares authorized)	136,832	13,729,522	152,417
Net asset value, offering and
redemption price per share	$8.87	$14.96	$13.78

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2014

	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld
of $0, $12,090 and $0, respectively)	$616,570	$5,895,509	$326,937
Interest	686	24,358	532
Other income	—	2,428	91
Total investment income	617,256	5,922,295	327,560

EXPENSES:
Investment advisory fees	218,066	6,537,585	204,070
Administration fees	5,894	88,343	5,478
Shareholder servicing fees	16,410	502,272	14,312
Fund accounting fees	16,040	60,929	15,213
Professional fees	38,913	38,891	30,831
Federal and state registration	40,752	167,111	44,065
Directors fees	50,161	50,130	50,161
Custody fees	7,083	38,195	6,264
Reports to shareholders	2,278	70,389	1,846
Distribution expense – Investor Class Shares (Note 8)	1,770	569,959	4,509
Miscellaneous expenses	132	1,947	73
Total expenses	397,499	8,125,751	376,822
Expense reimbursement by Advisor (Note 5)	(141,765)	(143,779)	(132,231)
Net expenses	255,734	7,981,972	244,591

NET INVESTMENT INCOME (LOSS)	361,522	(2,059,677)	82,969

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	837,245	11,854,713	280,519
Change in unrealized appreciation/depreciation
on investments	3,634,313	31,922,782	(211,518)
Net realized and unrealized gain on investments	4,471,558	43,777,495	69,001
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,833,080	$41,717,818	$151,970

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird LargeCap Fund

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS:
Net investment income	$361,522	$76,503
Net realized gain on investments	837,245	13,127,622
Change in unrealized appreciation/depreciation
on investments	3,634,313	(5,351,781)
Net increase in net assets resulting from operations	4,833,080	7,852,344

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,065,266	4,465,469
Shares issued to holders in reinvestment of distributions	824,279	11,004,303
Cost of shares redeemed	(5,923,052)	(8,523,677)
Net increase in net assets resulting
from capital share transactions	7,966,493	6,946,095

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(354,933)	(76,300)
From net realized gains	(446,433)	(10,867,055)
Total Distributions	(801,366)	(10,943,355)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(9,164)	—
From net realized gains	(13,750)	(60,948)
Total Distributions	(22,914)	(60,948)

TOTAL INCREASE IN NET ASSETS	11,975,293	3,794,136

NET ASSETS:
Beginning of year	28,200,209	24,406,073
End of year (including distributions in excess of net investment
income (loss) of $0 and $297, respectively)	$40,175,502	$28,200,209

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS:
Net investment loss	$(2,059,677)	$(441,675)
Net realized gain on investments	11,854,713	12,919,158
Change in unrealized appreciation/depreciation
on investments	31,922,782	78,465,897
Net increase in net assets resulting from operations	41,717,818	90,943,380

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	963,929,395	184,044,271
Shares issued to holders in reinvestment of distributions	10,127,896	8,466,032
Cost of shares redeemed	(317,272,798)	(66,916,146)
Other capital contribution (Note 3)	—	118
Net increase in net assets resulting
from capital share transactions	656,784,493	125,594,275

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net realized gains	(9,261,206)	(5,756,644)
Total Distributions	(9,261,206)	(5,756,644)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net realized gains	(2,129,486)	(2,987,660)
Total Distributions	(2,129,486)	(2,987,660)

TOTAL INCREASE IN NET ASSETS	687,111,619	207,793,351

NET ASSETS:
Beginning of year	429,152,612	221,359,261
End of year	$1,116,264,231	$429,152,612

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird SmallCap Value Fund

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
OPERATIONS:
Net investment income	$82,969	$76,633
Net realized gain on investments	280,519	345,941
Change in unrealized appreciation/depreciation
on investments	(211,518)	3,905,459
Net increase in net assets resulting from operations	151,970	4,328,033

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,218,037	9,409,735
Shares issued to holders in reinvestment of distributions	399,253	325,192
Cost of shares redeemed	(3,881,622)	(1,934,888)
Net increase in net assets resulting
from capital share transactions	5,735,668	7,800,039

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(76,463)	(70,596)
From net realized gains	(340,398)	(265,202)
Total Distributions	(416,861)	(335,798)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(2,430)	(3,119)
From net realized gains	(30,893)	(15,228)
Total Distributions	(33,323)	(18,347)

TOTAL INCREASE IN NET ASSETS	5,437,454	11,773,927

NET ASSETS:
Beginning of year	20,115,977	8,342,050
End of year	$25,553,431	$20,115,977

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Institutional Class

	Year Ended December 31,
	2014	2013(1)	2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$7.92	$9.86	$8.71	$8.93	$7.57
Income from
investment operations:
Net investment income	0.09 (2)	0.03 (2)	0.04 (2)	0.01	0.01
Net realized and unrealized
gains (losses) on investments	1.10	3.16	1.15	(0.22)	1.36
Total from investment operations	1.19	3.19	1.19	(0.21)	1.37
Less distributions:
Distributions from
net investment income	(0.08)	(0.04)	(0.04)	(0.01)	(0.01)
Distributions from
net realized gains	(0.10)	(5.09)	—	—	—
Total distributions	(0.18)	(5.13)	(0.04)	(0.01)	(0.01)
Net asset value, end of year	$8.93	$7.92	$9.86	$8.71	$8.93

Total return	15.09%	32.68%	13.62%	(2.34)%	18.06%

Supplemental data and ratios:
Net assets, end of year (millions)	$39.0	$28.0	$24.0	$20.5	$23.4
Ratio of net expenses
to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average
net assets (before waivers)	1.17%	1.24%	1.34%	1.35%	1.40%
Ratio of net investment income
to average net assets	1.08%	0.28%	0.37%	0.12%	0.14%
Ratio of net investment income (loss) to
average net assets (before waivers)	0.66%	(0.21)%	(0.22)%	(0.48)%	(0.51)%
Portfolio turnover rate(3)	88.2%	127.7%	39.2%	38.2%	52.0%

(1)	Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.
(2)	Calculated using average shares outstanding during the year.
(3)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.  The Baird LargeCap Fund’s portfolio turnover rate in 2013 was higher than previous years primarily due to the implementation of a new investment strategy for the Fund by Baird Kailash Group, LLC, the Fund’s subadviser.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Investor Class

	Year Ended December 31,
	2014	2013(1)		2012	2011	2010
Per Share Data:
Net asset value, beginning of year	$7.87	$9.82		$8.68	$8.91	$7.56
Income from
investment operations:
Net investment income (loss)	0.05 (2)	0.00	(2)(3)	0.01 (2)	(0.01)	(0.02)
Net realized and unrealized
gains (losses) on investments	1.12	3.14		1.15	(0.22)	1.37
Total from investment operations	1.17	3.14		1.16	(0.23)	1.35
Less distributions:
Distributions from
net investment income	(0.07)	—		(0.02)	—	—
Distributions from
net realized gains	(0.10)	(5.09)		—	—	—
Total distributions	(0.17)	(5.09)		(0.02)	—	—
Net asset value, end of year	$8.87	$7.87		$9.82	$8.68	$8.91

Total return	14.89%	32.34%		13.32%	(2.58)%	17.86%

Supplemental data and ratios:
Net assets, end of year (millions)	$1.2	$0.2		$0.4	$0.2	$0.1
Ratio of net expenses
to average net assets	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.42%	1.49%		1.59%	1.60%	1.65%
Ratio of net investment income (loss)
to average net assets	0.83%	0.03%		0.12%	(0.13)%	(0.11)%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.41%	(0.46)%		(0.47)%	(0.73)%	(0.76)%
Portfolio turnover rate(4)	88.2%	127.7%		39.2%	38.2%	52.0%

(1)	Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.  The Baird LargeCap Fund’s portfolio turnover rate in 2013 was higher than previous years primarily due to the implementation of a new investment strategy for the Fund by Baird Kailash Group, LLC, the Fund’s subadviser.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2014		2013	2012	2011		2010
Per Share Data:
Net asset value, beginning of year	$15.00		$11.52	$9.98	$10.04		$7.90
Income from
investment operations:
Net investment income (loss)	(0.03	)(1)	(0.01)	0.07 (1)	(0.01	)(1)	(0.01	)(1)
Net realized and unrealized
gain on investments	0.76		3.80	1.57	0.54		2.15
Total from investment operations	0.73		3.79	1.64	0.53		2.14
Less distributions:
Distributions from
net investment income	—		—	(0.04)	—		—
Distributions from
net realized gains	(0.16)		(0.31)	(0.06)	(0.59)		—
Total distributions	(0.16)		(0.31)	(0.10)	(0.59)		—
Net asset value, end of year	$15.57		$15.00	$11.52	$9.98		$10.04

Total return	4.85%		32.90%	16.49%	5.19%		27.09%

Supplemental data and ratios:
Net assets, end of year (millions)	$910.9		$286.1	$137.2	$40.9		$33.4
Ratio of net expenses
to average net assets	0.85%		0.85%	0.85%	0.85%		0.85%
Ratio of expenses to average
net assets (before waivers)	0.87%		0.87%	0.97%	1.21%		1.30%
Ratio of net investment income (loss)
to average net assets	(0.17)%		(0.04)%	0.65%	(0.10)%		(0.10)%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.19)%		(0.06)%	0.53%	(0.46)%		(0.55)%
Portfolio turnover rate(2)	37.3%		36.3%	29.5%	44.8%		62.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2014		2013	2012	2011		2010
Per Share Data:
Net asset value, beginning of year	$14.45		$11.13	$9.66	$9.76		$7.69
Income from
investment operations:
Net investment income (loss)	(0.06	)(1)	(0.03)	0.04 (1)	(0.03	)(1)	(0.03	)(1)
Net realized and unrealized gain
on investments	0.73		3.66	1.52	0.52		2.10
Total from investment operations	0.67		3.63	1.56	0.49		2.07
Less distributions:
Distributions from
net investment income	—		—	(0.03)	—		—
Distributions from
net realized gains	(0.16)		(0.31)	(0.06)	(0.59)		—
Total distributions	(0.16)		(0.31)	(0.09)	(0.59)		—
Net asset value, end of year	$14.96		$14.45	$11.13	$9.66		$9.76

Total return	4.62%		32.62%	16.16%	4.93%		26.92%

Supplemental data and ratios:
Net assets, end of year (millions)	$205.4		$143.1	$84.1	$2.6		$1.1
Ratio of net expenses to
average net assets	1.10%		1.10%	1.10%	1.10%		1.10%
Ratio of expenses to average
net assets (before waivers)	1.12%		1.12%	1.22%	1.46%		1.55%
Ratio of net investment income (loss)
to average net assets	(0.42)%		(0.29)%	0.40%	(0.35)%		(0.35)%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.44)%		(0.31)%	0.28%	(0.71)%		(0.80)%
Portfolio turnover rate(2)	37.3%		36.3%	29.5%	44.8%		62.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

			May 1, 2012^
			through
	Year Ended December 31,		December 31,
	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$14.01	$10.20	$10.00
Income from investment operations:
Net investment income(1)	0.05	0.07	0.15
Net realized and unrealized
gain on investments	0.01	3.99	0.20
Total from investment operations	0.06	4.06	0.35
Less distributions:
Distributions from net investment income	(0.05)	(0.05)	(0.12)
Distributions from net realized gains	(0.20)	(0.20)	(0.03)
Total distributions	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$13.82	$14.01	$10.20

Total return	0.42%	39.85%	3.52	%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$23.5	$19.0	$8.1
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(3)
Ratio of expenses to
average net assets (before waivers)	1.55%	2.02%	3.06	%(3)
Ratio of net investment income to
average net assets	0.36%	0.71%	2.32	%(3)
Ratio of net investment income (loss) to
average net assets (before waivers)	(0.19)%	(0.31)%	0.26	%(3)
Portfolio turnover rate(4)	41.9%	36.9%	24.6	%(2)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

			May 1, 2012^
			through
	Year Ended December 31,		December 31,
	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$13.98	$10.19	$10.00
Income from investment operations:
Net investment income(1)	0.02	0.04	0.14
Net realized and unrealized
gain on investments	0.00 (2)	3.99	0.19
Total from investment operations	0.02	4.03	0.33
Less distributions:
Distributions from net investment income	(0.02)	(0.04)	(0.11)
Distributions from net realized gains	(0.20)	(0.20)	(0.03)
Total distributions	(0.22)	(0.24)	(0.14)
Net asset value, end of period	$13.78	$13.98	$10.19

Total return	0.13%	39.58%	3.32	%(3)

Supplemental data and ratios:
Net assets, end of period (millions)	$2.1	$1.1	$0.2
Ratio of net expenses to average net assets	1.25%	1.25%	1.25	%(4)
Ratio of expenses to
average net assets (before waivers)	1.80%	2.27%	3.31	%(4)
Ratio of net investment income to
average net assets	0.11%	0.46%	2.07	%(4)
Ratio of net investment income (loss) to
average net assets (before waivers)	(0.44)%	(0.56)%	0.01	%(4)
Portfolio turnover rate(5)	41.9%	36.9%	24.6	%(3)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2014

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird LargeCap Fund, the Baird MidCap Fund and the Baird SmallCap Value Fund (each a “Fund” and collectively the “Funds”), three of the nine series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).

The Baird LargeCap Fund commenced with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced with the sale of both Institutional and Investor Class Shares on December 29, 2000. The Baird SmallCap Value Fund commenced with the sale of both Institutional and Investor Class Shares on May 1, 2012.  The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 8.

The Baird LargeCap Fund seeks long-term growth of capital through investments in equity securities of large-capitalization companies.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird SmallCap Value Fund seeks long-term growth of capital through investments in equity securities of small-capitalization companies.

On December 31, 2014, shareholders affiliated with the Advisor held 90% of the Institutional Class shares of the Baird LargeCap Fund and 51% of the Institutional Class shares of the Baird SmallCap Value Fund.  These shareholders included the Advisor’s participant-directed retirement and deferred compensation plans and the Baird Foundation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including

Notes to the Financial Statements
December 31, 2014

2.	Significant Accounting Policies (cont.)

NASDAQ, are valued at the average of the current bid and asked price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the value of the security, the security is priced at fair value as described below.  Investments in mutual funds are valued at their stated net asset value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

b)
Foreign Securities – Foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.  All of the foreign securities owned by the Funds as of December 31, 2014 are traded directly on the New York Stock Exchange or NASDAQ or through an American Depository Receipt (ADR).

c)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2014, or for any other tax years which are open for exam.  As of December 31, 2014, open tax years include the tax years ended December 31, 2011 through 2014.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the year, the Funds did not incur any interest or penalties.

Notes to the Financial Statements
December 31, 2014

2.	Significant Accounting Policies (cont.)
d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series of the Corporation in proportion to their assets.

f)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.

h)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

i)
Recent Accounting Pronouncement – In June 2014, the FASB issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Notes to the Financial Statements
December 31, 2014

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird LargeCap Fund

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	1,328,086	$11,158,768	Shares sold	227,284	$1,906,498
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	88,451	801,365	of dividends	2,546	22,914
Shares redeemed	(597,146)	(4,981,546)	Shares redeemed	(112,615)	(941,506)
Net increase	819,391	$6,978,587	Net increase	117,215	$987,906
Shares Outstanding:			Shares Outstanding:
Beginning of year	3,541,784		Beginning of year	19,617
End of year	4,361,175		End of year	136,832

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	412,836	$4,388,931	Shares sold	7,175	$76,538
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	1,390,515	10,943,355	of dividends	7,794	60,948
Shares redeemed	(700,194)	(8,160,107)	Shares redeemed	(31,739)	(363,570)
Net increase	1,103,157	$7,172,179	Net decrease	(16,770)	$(226,084)
Shares Outstanding:			Shares Outstanding:
Beginning of year	2,438,627		Beginning of year	36,387
End of year	3,541,784		End of year	19,617

Notes to the Financial Statements
December 31, 2014

3.	Capital Share Transactions (cont.)

Baird MidCap Fund

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	47,418,737	$720,729,467	Shares sold	16,548,473	$243,199,928
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	515,098	8,107,643	of dividends	133,615	2,020,253
Shares redeemed	(8,506,966)	(130,128,454)	Shares redeemed	(12,855,423)	(187,144,344)
Net increase	39,426,869	$598,708,656	Net increase	3,826,665	$58,075,837
Shares Outstanding:			Shares Outstanding:
Beginning of year	19,073,652		Beginning of year	9,902,857
End of year	58,500,521		End of year	13,729,522

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	9,558,656	$126,368,466	Shares sold	4,440,509	$57,675,805
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	374,122	5,585,636	of dividends	200,305	2,880,396
Shares redeemed	(2,772,115)	(37,423,433)	Shares redeemed	(2,295,565)	(29,492,713)
Other capital			Other capital
contribution(1)	—	75	contribution(1)	—	43
Net increase	7,160,663	$94,530,744	Net increase	2,345,249	$31,063,531
Shares Outstanding:			Shares Outstanding:
Beginning of year	11,912,989		Beginning of year	7,557,608
End of year	19,073,652		End of year	9,902,857

(1)  Reimbursement from Advisor for trade error.

Notes to the Financial Statements
December 31, 2014

3.	Capital Share Transactions (cont.)

Baird SmallCap Value Fund

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2014			December 31, 2014
	Shares	Amount		Shares	Amount
Shares sold	575,554	$7,984,672	Shares sold	89,753	$1,233,365
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	27,353	381,575	of dividends	1,270	17,678
Shares redeemed	(264,424)	(3,666,171)	Shares redeemed	(15,479)	(215,451)
Net increase	338,483	$4,700,076	Net increase	75,544	$1,035,592
Shares Outstanding:			Shares Outstanding:
Beginning of year	1,358,724		Beginning of year	76,873
End of year	1,697,207		End of year	152,417

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	686,823	$8,629,742	Shares sold	58,124	$779,993
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	22,607	314,468	of dividends	773	10,724
Shares redeemed	(149,451)	(1,918,409)	Shares redeemed	(1,298)	(16,479)
Net increase	559,979	$7,025,801	Net increase	57,599	$774,238
Shares Outstanding:			Shares Outstanding:
Beginning of year	798,745		Beginning of year	19,274
End of year	1,358,724		End of year	76,873

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird
	LargeCap Fund	MidCap Fund	SmallCap Value Fund
Purchases:	$35,427,809	$926,488,862	$15,076,074
Sales:	$28,596,613	$309,742,990	$ 9,690,701

The Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund did not purchase or sell U.S. Government securities during the year ended December 31, 2014.

Notes to the Financial Statements
December 31, 2014

4.	Investment Transactions and Income Tax Information (cont.)

At December 31, 2014, accumulated earnings/losses on a tax basis were as follows:

	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund
Cost of Investments	$36,021,682	$986,120,823	$21,558,762
Gross unrealized appreciation	4,847,959	174,862,351	5,066,368
Gross unrealized depreciation	(730,091)	(47,140,198)	(1,170,859)
Net unrealized appreciation	$4,117,868	$127,722,153	$3,895,509
Undistributed ordinary income	404,074	—	—
Undistributed long-term capital gain	—	1,763,226	—
Total distributable earnings	$404,074	$1,763,226	$—
Other accumulated losses	—	—	(95,318)
Total accumulated earnings	$4,521,942	$129,485,379	$3,800,191

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and non-deductible expenses.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2014, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net
	Investment Income/(Loss)	Realized Gain/(Loss)	Paid In Capital
Baird LargeCap Fund	$2,278	$(2,278)	$—
Baird MidCap Fund	2,059,677	(2,400,798)	341,121
Baird SmallCap Value Fund	(4,076)	(68,186)	72,262

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended, December 31, 2014, Baird SmallCap Fund elected to defer capital losses occurring between November 1, 2014 and December 31, 2014 in the amount of $95,318.

To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers. During the year ended December 31, 2014, the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Fund did not use any capital loss carryovers.

During the year ended December 31, 2014, the Funds paid the following dividends:

	Ordinary Income Dividends	Long-Term Capital Gain
Baird LargeCap Fund	$780,172	$44,108
Baird MidCap Fund	990,315	10,400,377
Baird SmallCap Value Fund	107,742	342,442

Notes to the Financial Statements
December 31, 2014

4.	Investment Transactions and Income Tax Information (cont.)

During the year ended December 31, 2013, the Funds paid the following dividends:

	Ordinary Income Dividends	Long-Term Capital Gain
Baird LargeCap Fund	$76,300	$10,928,003
Baird MidCap Fund	5,304,795	3,439,509
Baird SmallCap Value Fund	98,898	255,247

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.  To the extent necessary to fully distribute such capital gains, the Baird MidCap Fund and Baird SmallCap Value Fund also designated earnings and profits distributed to shareholders on the redemption of shares.

5.	Investment Advisory and Other Agreements

The Funds have entered into Investment Advisory Agreements with Baird for the provision of investment advisory services.  Pursuant to the Investment Advisory Agreements, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund, 0.75% for the Baird MidCap Fund and 0.85% for the Baird SmallCap Value Fund as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

Baird has entered into a Sub-Advisory Agreement with Baird Kailash Group, LLC (“BKG”), pursuant to which BKG acts as subadvisor to the Baird LargeCap Fund (the “Sub-Advisory Agreement”).  Baird is responsible for paying BKG a subadvisory fee, which is calculated daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Baird LargeCap Fund, out of the advisory fee that the Baird LargeCap Fund pays to Baird.  Certain officers of BKG are also officers of the Funds.

For the year ended December 31, 2014 and through April 30, 2016, the Advisor has contractually agreed to waive its  investment advisory fee and/or reimburse the Funds’ operating expenses (exclusive of brokerage, taxes, and extraordinary  expenses) to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following  percentages of average daily net assets:

	Institutional Class Shares	Investor Class Shares
Baird LargeCap Fund	0.75%	1.00%
Baird MidCap Fund	0.85%	1.10%
Baird SmallCap Value Fund	1.00%	1.25%

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2014	2013	2012
Reimbursed/Absorbed Expenses Subject
to Recovery by Advisor Until:	2017	2016	2015
Baird LargeCap Fund	$141,765	$136,777	$141,680
Baird MidCap Fund	$143,779	$73,919	$153,676
Baird SmallCap Value Fund	$132,231	$133,527	$91,176	(1)

(1)	Amount shown reflects expense reimbursements made by the Advisor from May 1, 2012 (inception date) through December 31, 2012.

Notes to the Financial Statements
December 31, 2014

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.  Effective June 20, 2014, U.S. Bank is considered an “affiliated person” of the Funds for purposes of the 1940 Act, as a result of U.S. Bank’s fiduciary accounts for which it has investment authority and/or voting authority collectively acquiring 5% or more of the shares of the Baird Aggregate Bond Fund, a separate series of the Company.  As a result, USBFS is an affiliated person of an affiliated person (or a “second tier” affiliate) of the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund for the year ended December 31, 2014.

6.	Securities Lending

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in  a securities lending program administered by U.S. Bank N.A., the Funds’ custodian and an affiliated person of the Funds, and an affiliate of USBFS, the Funds’ transfer  agent and administrator, and a second-tier affiliate of the Funds.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2014, none of the Funds had securities on loan.  When a Fund engages in securities lending, loaned securities are collateralized by cash equivalents. The cash collateral is invested by the custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

The Funds receive cash as collateral in return for securities lent as part of a securities lending program. The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act).

The interest income earned by the Funds, if any, on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations. The Funds did not participate in the securities lending program during the year ended December 31, 2014.

7.	Line of Credit

The Corporation maintains an uncommitted, senior secured and unsecured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  The unsecured line of credit is available to the Funds for any period during which U.S. Bank is an affiliate of the Funds.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charged interest at the Bank’s Prime Rate less 2% (weighted average rate of 1.25% during 2014). For the year ended December 31, 2014, the Funds did not borrow on the LOC.

Notes to the Financial Statements
December 31, 2014

8.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares. The Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund incurred $1,770, $569,959 and $4,509, respectively, in fees pursuant to the Plan during the year ended December 31, 2014.

9.	Subsequent Event

In preparing these financial statements, the Corporation has evaluated subsequent events after December 31, 2014 through the date the financial statements were issued.  There were no subsequent events since December 31, 2014 that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund (three of the nine funds constituting Baird Funds, Inc.) (collectively the “Funds”), including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Baird LargeCap Fund and Baird MidCap Fund, the statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from May 1, 2012 (inception) to December 31, 2012, for the Baird SmallCap Value Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 26, 2015

Directors & Officers
As of December 31, 2014

Independent Directors

G. Frederick Kasten, Jr.

Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  75

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  None

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  72

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  75

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor.

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  61

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio)

Directors & Officers
As of December 31, 2014

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  44

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003-January 2005)

Number of Portfolios in Complex Overseen by Director:  9

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor;
Director of Associated Banc-Corp

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 58

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000; Director, Baird Kailash Group, LLC since December 2013

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 61

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Angela M. Palmer

Chief Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  43

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Chief Compliance Officer, Institutional RIAs, BMO Financial Group (March 2012-January 2013); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014); Chief Compliance Officer and Vice President, M&I Investment Management Corp. (June 2006-May 2012); Assistant Secretary, M&I Investment Management Corp. (April 2010-May 2012); Vice President, Marshall & Ilsley Trust Company N.A. (June 2006-August 2012).

Dominick P. Zarcone

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2011
Age: 56

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor, since March 2011; Chief Financial Officer, Baird Financial Group, since October 2012; Chief Operating Officer-Investment Banking, the Advisor (June 2004-March 2011); Managing Director, the Advisor, since February 1995

Directors & Officers
As of December 31, 2014

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 51

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Chief Compliance Officer and Secretary, Baird Kailash Group, LLC, since July 2013; Associate General Counsel, the Advisor (July 2005-December 2012)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 51

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor, since March 2012; Vice President, Baird Kailash Group, LLC since July 2013; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996-March 2012)

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 38

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Director of Reporting and Analysis, Capital Markets Finance since February 2013; Senior Vice President, the Advisor, since January 2011; Treasurer, Baird Kailash Group, LLC since July 2013; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 40

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor, (January 2014-June 2014); First Vice President, the Advisor September 2010 to December 2013; Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

Edgar L. Sturkey

AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age: 30

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During Past 5 Years:
Senior Compliance Officer and Vice President, the Advisor, since January 2015; Compliance Officer and Vice President, the Advisor (January 2013-December 2014); Compliance Officer and Assistant Vice President, the Advisor (January 2011-December 2012); Compliance Analyst, the Advisor (November 2009-December 2010).

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds..  The Advisor has invested in and may in the future invest in private equity funds managed by Generation Growth Capital, Inc., a company of which Mr. Nettles is affiliated, through its division, Baird Capital.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 13 and August 21, 2014 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird MidCap and SmallCap Value Funds (the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 21, 2014 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, a memorandum and other information provided in response to requests from the Board, from the Advisor (including the Advisor’s Form ADV brochure, annual report and financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2014, management fees and expense ratios, and other pertinent information.  The Board also considered relevant case law.

The Independent Directors met separately in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response at the August 13, 2014 special meeting and discussed various questions and information with the President of the Funds at the August 13, 2014 meeting and during executive session earlier in the meeting.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (cont.)

shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board reviewed a summary of the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2014 regarding the Fund’s performance in comparison to its benchmark index and its peer group as determined by Lipper.  The Board  noted that the performance of the Baird MidCap Fund had exceeded its Lipper peer group average for the five-year, ten-year and since inception periods but lagged the average for the one-year period.  The Fund’s performance had exceeded the benchmark index for the five-year and since inception periods but lagged the index for the one-year and ten-year periods.  With respect to the SmallCap Value Fund, the Board noted that the Fund had exceeded its Lipper peer group average and benchmark index for the one-year period and had slightly trailed the peer group average and benchmark index for the since inception period.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that each Fund’s advisory fee was comparable to the average and median for all mutual funds in its Morningstar category.  The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the MidCap Fund was 10 basis points (or 0.10%) less than what the Advisor charges on the first $10 million of a separately managed account.  With respect to the SmallCap Value Fund, the Fund’s investment management fee was 15 basis points (or 0.15%) less than what the Advisor charges on the first $20 million of a separately managed account.  The Board recognized the extent of the significant additional services provided to each Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers, director support, risk management, regulatory compliance and various other services.  The Board was informed of the subadvisory fee paid to the Advisor under a subadvisory arrangement with an unaffiliated mutual fund.  The Board noted that the subadvisory services were limited to asset management and that the Advisor provided numerous other services under the advisory agreement with the Funds.

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Morningstar category.  The Board noted that each Fund’s total expense ratio (both for its Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was lower than the average and median expense ratios for all funds in its Morningstar category and also but in the lowest or second lowest quartile.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (cont.)

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board noted that the Advisor had waived significant fees and/or reimbursed expenses for the Funds since their respective inception dates, but that the Advisor had begun recouping previously waived management fees with respect to the MidCap Fund.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also discussed a report regarding payments to financial intermediaries, noting that all fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor and any payments by the Advisor for distribution were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size.  The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor has committed to waive fees and/or reimburse expenses for the Funds pursuant to the expense cap agreement.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker dealers who execute portfolio trades for the Funds.  However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Board also noted that the Advisor’s financial advisors receive 12b-1 payments under the selling agreement with the Distributor. The Board noted that the Advisor’s asset management business may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird LargeCap Fund	74.19%
Baird MidCap Fund	43.44%
Baird SmallCap Value Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2014 was as follows:

Baird LargeCap Fund	69.11%
Baird MidCap Fund	30.82%
Baird SmallCap Value Fund	100.00%

Other Tax Information

For the fiscal year ended December 31, 2014, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird LargeCap Fund	53.63%
Baird MidCap Fund	100.00%
Baird SmallCap Value Fund	31.72%

Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, IL 60604

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., and Marlyn J. Spear, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, and Ms. Spear are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fees Billed by Grant Thornton LLP.  The aggregate fees billed for professional services by Grant Thornton LLP (“GT”) during the last two fiscal years were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$113,400	$103,950
Audit-Related Fees	-	-
Tax Fees	$39,690	$31,920
All Other Fees	-	-

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to GT’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by GT to the Registrant during fiscal 2014.  During the past two fiscal years, the Registrant did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of GT’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated (“RWB”), the Registrant’s investment adviser, and has rendered non-audit services to RWB. The non-audit services that GT provided to RWB in 2014 and 2013 consisted of a review of state and federal tax returns, tax and general consulting services and tax services for RWB associates working overseas. GT charged the following amounts for such non-audit services to RWB: $333,572 for 2014 and $552,151 for 2013. None of the non-audit services provided by GT to RWB directly related to the operations or financial reporting of the Registrant. During the last two fiscal years, GT has also provided audit and non-audit services to affiliates of RWB, but those affiliates do not provide ongoing services to the Registrant.  The Audit Committee has concluded that the provision of these audit and non-audit services to RWB and RWB affiliates is compatible with GT’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the LargeCap Fund, MidCap Fund and SmallCap Value Fund are included as part of the report to shareholders filed under Item 1.  The Summary Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund are included as part of the report to shareholders filed under Item 1. The complete Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund are listed below.

Baird Ultra Short Bond Fund
Schedule of Investments
December 31, 2014

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds,
2.000%, 01/31/2016	$10,000,000	$10,178,120
2.375%, 03/31/2016	2,500,000	2,561,720
		12,739,840	14.9%
Corporate Bonds
Finance
ABN AMRO Bank N.V.,
1.033%, 10/28/2016 (Acquired 01/03/2014 through 10/03/2014, Cost $326,099) * f	325,000	327,320
Ally Financial Inc.,
3.125%, 01/15/2016	500,000	501,250
American Express Company,
0.823%, 05/22/2018	500,000	499,984
Ameriprise Financial, Inc.,
5.650%, 11/15/2015	325,000	338,110
AmSouth Bank,
Class AI, 5.200%, 04/01/2015	400,000	404,000
Banco Santander-Chile,
1.131%, 04/11/2017 (Acquired 04/08/2014, Cost $200,000) * f	200,000	199,107
Barclays Bank PLC,
2.500%, 01/30/2015 f	500,000	500,207
BB&T Corporation:
5.200%, 12/23/2015	41,000	42,635
0.892%, 02/01/2019	880,000	881,220
BNP Paribas SA,
0.692%, 05/07/2017 f	1,000,000	998,574
BPCE,
1.082%, 02/10/2017 f	500,000	503,311
Capital One Financial Corporation,
3.150%, 07/15/2016	1,015,000	1,043,874
Citigroup Inc.,
0.506%, 06/09/2016	950,000	940,912
Commonwealth Bank of Australia,
0.833%, 10/08/2015 (Acquired 01/03/2014, Cost $199,800) * f	200,000	199,956
Countrywide Financial Corporation,
6.250%, 05/15/2016	400,000	424,537
Credit Agricole SA,
1.106%, 10/03/2016 (Acquired 01/03/2014, Cost $250,404) * f	250,000	251,559
Credit Suisse,
0.724%, 05/26/2017 f	500,000	499,389
Deutsche Bank Aktiengesellschaft,
0.843%, 02/13/2017 f	150,000	150,215
Dresdner Bank AG,
7.250%, 09/15/2015 f	357,000	369,164
Fifth Third Bancorp,
0.667%, 12/20/2016	1,000,000	992,012
First Horizon National Corporation,
5.375%, 12/15/2015	550,000	569,416
First Tennessee Bank National Association,
5.050%, 01/15/2015	250,000	250,321
General Electric Capital Corporation,
0.740%, 01/14/2019	1,000,000	1,000,392
HSBC Finance Corporation,
5.500%, 01/19/2016	300,000	313,652
HSBC USA Inc.,
0.843%, 11/13/2019	250,000	249,993
ING Bank N.V.,
4.000%, 03/15/2016 (Acquired 03/08/2011, Cost $517,981) * f	500,000	517,167
J.P. Morgan Chase & Co.,
Series 1, 0.863%, 01/28/2019	250,000	249,998
Kookmin Bank,
1.109%, 01/27/2017 (Acquired 01/21/2014, Cost $250,000) * f	250,000	251,658
Macquarie Bank Limited,
1.045%, 03/24/2017 (Acquired 03/18/2014, Cost $200,000) * f	200,000	200,868
Mizuho Bank, Ltd.:
0.705%, 04/16/2017 (Acquired 04/09/2014, Cost $200,000) * f	200,000	200,089
0.684%, 09/25/2017 (Acquired 09/18/2014, Cost $300,000) * f	300,000	300,226
Morgan Stanley:
1.007%, 01/05/2018	500,000	500,127
1.083%, 01/24/2019	250,000	250,493
National Australia Bank Limited,
0.733%, 10/08/2015 (Acquired 01/03/2014, Cost $199,860) * f	200,000	199,971
Nomura Holdings, Inc.,
5.000%, 03/04/2015 f	250,000	251,786
PNC Funding Corp,
5.250%, 11/15/2015	730,000	756,573
Rabobank Nederland,
0.485%, 03/07/2016 (Acquired 01/03/2014, Cost $249,625) * f	250,000	250,445
Raymond James Financial, Inc.,
4.250%, 04/15/2016	400,000	414,722
Royal Bank of Canada,
0.488%, 10/13/2017 f	1,000,000	999,168
Societe Generale,
1.335%, 10/01/2018 f	1,000,000	1,017,644
Sumitomo Mitsui Banking Corporation,
0.900%, 01/18/2016 f	400,000	399,645
SunTrust Bank,
0.555%, 04/01/2015	450,000	449,667
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 04/23/2014 through 11/24/2014, Cost $590,741) *	560,000	587,513
The Bank of New York Mellon Corporation,
0.792%, 08/01/2018	1,000,000	1,002,100
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
0.545%, 09/08/2017 (Acquired 09/30/2014, Cost $998,890) * f	1,000,000	989,930
The Bear Stearns Companies LLC,
5.300%, 10/30/2015	294,000	304,776
The Goldman Sachs Group, Inc.:
5.350%, 01/15/2016	555,000	579,152
1.332%, 11/15/2018	500,000	504,900
The Royal Bank of Scotland Group Public Limited Company,
2.550%, 09/18/2015 f	800,000	808,010
Wells Fargo Bank, National Association,
0.442%, 05/16/2016	250,000	249,314
Willis North America, Inc.,
5.625%, 07/15/2015	237,000	242,739
		24,929,791	29.2%
Utility
Exelon Corporation,
4.900%, 06/15/2015	503,000	511,995
Orange and Rockland Utilities, Inc.,
2.500%, 08/15/2015 (Acquired 03/19/2014, Cost $100,712) *	100,000	100,655
PPL Energy Supply, LLC,
Series A, 5.700%, 10/15/2015	600,000	613,066
TECO Finance Inc,
4.000%, 03/15/2016	100,000	103,505
Trans-Allegheny Interstate Line Company,
4.000%, 01/15/2015 (Acquired 01/07/2014 through 06/16/2014, Cost $350,345) *	350,000	350,275
W3A Funding Corporation,
8.090%, 01/02/2017	38,329	38,324
		1,717,820	2.0%
Industrials
Alibaba Group Holding Limited,
0.756%, 11/28/2017 (Acquired 11/20/2014, Cost $500,000) * f	500,000	500,983
Amgen Inc.,
0.613%, 05/22/2017	250,000	249,461
Anglo American Capital PLC,
1.181%, 04/15/2016 (Acquired 04/08/2014 through 11/13/2014, Cost $802,361) * f	800,000	800,805
Becton, Dickinson and Company,
0.691%, 06/15/2016	1,000,000	1,000,238
Bunge Limited Finance Corp.:
5.100%, 07/15/2015	405,000	413,795
4.100%, 03/15/2016	250,000	257,740
Chesapeake Energy Corporation,
3.481%, 04/15/2019	500,000	490,000
Computer Sciences Corporation,
2.500%, 09/15/2015	390,000	393,521
ConAgra Foods, Inc.,
0.601%, 07/21/2016	375,000	374,075
CNPC General Capital Ltd,
1.133%, 05/14/2017 (Acquired 05/07/2014, Cost $250,000) * f	250,000	250,397
D.R. Horton, Inc.,
6.500%, 04/15/2016	390,000	411,450
Deutsche Telekom International Finance B.V.,
3.125%, 04/11/2016 (Acquired 09/17/2014, Cost $514,177) * f	500,000	512,464
Enbridge Inc.:
0.905%, 10/01/2016 f	750,000	749,612
0.684%, 06/02/2017 f	250,000	248,919
Energy Transfer Partners, L.P.,
5.950%, 02/01/2015	299,000	299,987
Fiserv, Inc.:
3.125%, 10/01/2015	75,000	76,292
3.125%, 06/15/2016	175,000	179,672
Ford Motor Credit Company LLC:
2.500%, 01/15/2016	200,000	202,237
4.207%, 04/15/2016	750,000	776,284
Glencore Canada Corporation:
5.375%, 06/01/2015 f	200,000	203,384
6.000%, 10/15/2015 f	200,000	206,751
Gulf South Pipeline Company, LP,
5.050%, 02/01/2015 (Acquired 09/29/2014, Cost $501,798) *	500,000	501,489
Hanson Limited,
6.125%, 08/15/2016 f	800,000	848,000
Hewlett-Packard Company,
1.170%, 01/14/2019	461,000	453,112
Hyundai Capital Services, Inc.,
6.000%, 05/05/2015 (Acquired 01/09/2014 through 07/15/2014, Cost $320,387) * f	315,000	320,259
John Deere Capital Corporation,
0.461%, 12/15/2017	500,000	500,073
Kinder Morgan Finance Company LLC,
5.700%, 01/05/2016	650,000	674,778
Laboratory Corporation of America Holdings,
5.625%, 12/15/2015	1,000,000	1,040,268
Lafarge S.A.,
6.500%, 07/15/2016 f	100,000	106,500
Marathon Petroleum Corporation,
3.500%, 03/01/2016	1,000,000	1,024,744
Masco Corporation,
6.125%, 10/03/2016	400,000	424,200
McKesson Corporation,
0.638%, 09/10/2015	400,000	400,125
Medtronic, Inc.,
1.043%, 03/15/2020 (Acquired 12/01/2014, Cost $750,000) *	750,000	749,209
Mondelez International, Inc.,
0.752%, 02/01/2019	500,000	494,421
Plum Creek Timberlands, L.P.,
5.875%, 11/15/2015	725,000	753,151
Quest Diagnostics Inc,
5.450%, 11/01/2015	439,000	454,514
Rockies Express Pipeline LLC,
3.900%, 04/15/2015 (Acquired 09/30/2014 through 10/08/2014, Cost $1,073,079) *	1,072,000	1,066,640
Total Capital International,
0.595%, 06/19/2019 f	250,000	247,583
Verizon Communications Inc.,
1.991%, 09/14/2018	1,063,000	1,105,793
Volkswagen Group of America Finance, LLC:
0.603%, 05/23/2017 (Acquired 05/15/2014, Cost $250,000) *	250,000	249,280
0.672%, 11/20/2017 (Acquired 11/12/2014, Cost $500,000) *	500,000	499,274
Weatherford International Ltd,
5.500%, 02/15/2016 f	400,000	412,638
Xerox Corporation,
6.400%, 03/15/2016	843,000	894,307
		21,818,425	25.6%
Total Corporate Bonds		48,466,036	56.8%

Other Government Related Securities
CNOOC Finance 2013 Ltd,
1.125%, 05/09/2016 f	500,000	498,228
Corp Andina de Fomento,
3.750%, 01/15/2016 f	375,000	384,390
Eksportfinans ASA,
2.000%, 09/15/2015 f	540,000	540,632
Electricite de France Societe anonyme,
0.691%, 01/20/2017 (Acquired 01/13/2014, Cost $250,000) * f	250,000	250,680
Petrobras Global Finance B.V.,
2.603%, 03/17/2017 f	250,000	230,775
Portigon AG,
4.796%, 07/15/2015 f	411,000	418,920
The Export-Import Bank of Korea,
0.980%, 01/14/2017 f	250,000	250,701
		2,574,326	3.0%
Taxable Municipal Bonds
Board of Governors of Colorado State University System,
0.963%, 03/01/2015	105,000	105,043
City of Passaic NJ,
1.630%, 02/01/2015	125,000	125,074
City of Trenton NJ,
1.430%, 04/01/2015	440,000	440,497
Consolidated Municipalities Electric Power Systems Joint Powers Board,
1.000%, 06/01/2016	300,000	298,794
Cook County School District No 144 Prairie Hills:
1.000%, 12/01/2015	150,000	149,758
1.500%, 12/01/2016	250,000	248,928
Madison County Community Unit School District No 12 Madison,
1.950%, 01/01/2017	200,000	199,322
Plano Special Service Areas No 1 & 2,
2.000%, 03/01/2016	150,000	151,559
State of Illinois,
4.961%, 03/01/2016	350,000	364,605
Tulsa Airports Improvement Trust,
1.389%, 06/01/2015	100,000	99,963
University of Illinois,
1.308%, 02/15/2016	700,000	699,524
		2,883,067	3.4%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae Pool,
5.500%, 11/01/2017	223,343	235,906
Federal Gold Loan Mortgage Corporation (FGLMC),
5.000%, 12/01/2017	134,810	141,622
Federal National Mortgage Association (FNMA):
5.000%, 10/01/2017	135,152	142,372
5.000%, 11/01/2017	110,156	116,049
5.000%, 12/01/2017	96,369	101,516
		737,465	0.9%
Non-U.S. Government Agency Issues
Banc of America Alternative Loan Trust:
Series 2003-4, Class 2A1, 5.000%, 06/25/2018	83,810	85,891
Series 2004-1, Class 5A2, 5.500%, 02/25/2019	66,241	68,404
MASTR Alternative Loan Trust,
Series 2004-13, Class 8A1, 5.500%, 01/25/2025	95,241	96,176
Morgan Stanley Mortgage Loan Trust,
Series 2004-4, Class 1A10, 5.000%, 08/25/2034	89,878	91,373
		341,844	0.4%
Asset Backed Securities
Accredited Mortgage Loan Trust:
Series 2005-3, Class A1, 0.400%, 09/25/2035	186,271	185,565
Series 2006-2, Class A3, 0.320%, 09/25/2036	1,022,933	1,010,298
ACE Securities Corp Home Equity Loan Trust,
Series 2006-HE1, Class A1A, 0.370%, 02/25/2036	320,590	317,776
Asset Backed Securities Corp Home Equity Loan Trust,
Series 2004-HE6, Class A1, 0.720%, 09/25/2034	667,312	667,286
Capital Auto Receivables Asset Trust,
Series 2014-1, Class A1B, 0.515%, 05/20/2016	590,000	590,159
Carrington Mortgage Loan Trust,
Series 2007-HE1, Class A1, 0.270%, 06/25/2037	47,641	47,187
Countrywide Asset-Backed Certificates:
Series 2005-1, Class AF4, 5.147%, 02/25/2033	248,710	250,334
Series 2005-13, Class 3AV3, 0.405%, 04/25/2036	252,638	250,105
First Franklin Mortgage Loan Trust,
Series 2004-FF7, Class A1, 0.810%, 09/25/2034	174,386	174,024
Ford Credit Floorplan Master Owner Trust,
Series 2013-1, Class A2, 0.541%, 01/15/2018	400,000	400,147
GSAMP Trust:
Series 2005-HE5, Class A2D, 0.510%, 11/25/2035	286,802	285,784
Series 2006-HE1, Class A2C, 0.380%, 01/25/2036	450,703	441,903
HSI Asset Securitization Corp Trust,
Series 2007-WF1, Class 2A3, 0.340%, 05/25/2037	668,363	646,410
J.P. Morgan Mortgage Acquisition Trust:
Series 2007-CH1, Class AV4, 0.285%, 11/25/2036	217,182	216,270
Series 2007-CH3, Class A3, 0.320%, 03/25/2037	192,843	190,147
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 0.370%, 01/25/2036	48,408	46,965
Louisiana Local Government Environmental Facilities & Community Development Auth.,
1.520%, 02/01/2018	245,620	246,919
Master Credit Card Trust II,
Series 2012-2A, Class A, 0.780%, 04/21/2017 (Acquired 10/24/2012, Cost $1,001,048) * f	1,000,000	1,000,320
Morgan Stanley Capital I Inc. Trust,
Series 2006-NC2, Class A2C, 0.350%, 02/25/2036	129,017	128,495
Morgan Stanley Home Equity Loan Trust,
Series 2006-2, Class A3, 0.340%, 02/25/2036	104,650	103,864
Park Place Securities Inc Asset-Backed Pass-Through Certificates,
Series 2005-WCW2, Class A2D, 0.540%, 07/25/2035	443,428	441,293
RAMP Series Trust,
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	94,473	94,756
RASC Series Trust:
Series 2003-KS2, Class AI6, 3.990%, 04/25/2033	56,858	56,800
Series 2005-AHL2, Class A2, 0.430%, 10/25/2035	55,299	55,262
Soundview Home Loan Trust,
Series 2005-4, Class 2A4, 0.520%, 03/25/2036	109,286	109,164
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC1, Class A2C, 0.370%, 12/25/2036	665,770	659,909
Springleaf Mortgage Loan Trust,
Series 2012-2A, Class A, 2.220%, 10/25/2057 (Acquired 08/20/2014 through 10/22/2014, Cost $531,381) *	525,962	533,015
Tri-State Pass Through Trust,
6.040%, 01/31/2018 (Acquired 09/18/2014, Cost $183,875) *	175,745	182,443
		9,332,600	10.9%
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	982,681	996,832
COMM Mortgage Trust,
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	885,035	894,471
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	20,000	20,207
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.269%, 12/15/2044	871,172	889,771
		2,801,281	3.3%
Total Long-Term Investments (Cost $80,061,385)		79,876,459	93.6%

	Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Fund
Dreyfus Cash Advantage Fund, 0.06% «	3,882,770	3,882,770
Total Short-Term Investments (Cost $3,882,770)		3,882,770	4.5%

Total Investments (Cost $83,944,155)		83,759,229	98.1%
Other Assets in Excess of Liabilities		1,609,335	1.9%
TOTAL NET ASSETS		$85,368,564	100.0%

Notes to Schedule of Investments

*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $12,343,997, which represents 14.46% of total net assets.

f	Foreign Security
«	7-Day Yield

Baird Short-Term Bond Fund
Schedule of Investments
December 31, 2014

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.250%, 07/31/2018 @	$130,950,000	$135,154,674
1.250%, 04/30/2019 @	172,000,000	169,997,748
		305,152,422	11.4%
Corporate Bonds
Finance
ABN AMRO Bank N.V.:
1.033%, 10/28/2016 (Acquired 10/23/2013 through 05/19/2014, Cost $11,058,523) * f	11,050,000	11,128,886
4.250%, 02/02/2017 (Acquired 08/23/2013 through 11/21/2014, Cost $3,852,004) * f	3,675,000	3,872,201
2.500%, 10/30/2018 (Acquired 03/04/2014, Cost $956,469) * f	950,000	959,515
American Express Bank, FSB,
0.461%, 06/12/2017	750,000	746,200
American Express Company:
5.500%, 09/12/2016	1,213,000	1,299,805
7.000%, 03/19/2018	2,661,000	3,078,652
0.823%, 05/22/2018	1,155,000	1,154,964
American Express Credit Corporation:
0.743%, 07/29/2016	5,000,000	5,018,725
0.722%, 08/15/2019	2,000,000	1,985,508
American International Group, Inc.:
2.375%, 08/24/2015	1,100,000	1,108,904
5.600%, 10/18/2016	5,120,000	5,501,824
5.450%, 05/18/2017	3,575,000	3,900,675
AmSouth Bank,
Series AI, 5.200%, 04/01/2015	6,740,000	6,807,407
ANZ New Zealand (Int'l) Limited:
1.125%, 03/24/2016 (Acquired 03/20/2013 through 01/16/2014, Cost $5,322,805) * f	5,324,000	5,341,873
2.600%, 09/23/2019 (Acquired 09/16/2014, Cost $3,347,823) * f	3,350,000	3,383,212
Aon Corporation,
3.125%, 05/27/2016 f	1,582,000	1,623,333
Associates Corporation of North America,
6.950%, 11/01/2018	667,000	779,049
Australia and New Zealand Banking Group Limited:
0.609%, 01/10/2017 (Acquired 01/06/2014, Cost $750,000) * f	750,000	751,199
1.875%, 10/06/2017 (Acquired 07/17/2013 through 11/21/2013, Cost $749,522) * f	750,000	756,797
2.250%, 06/13/2019 f	1,000,000	1,004,791
Banco Santander-Chile:
3.750%, 09/22/2015 (Acquired 11/21/2013 through 03/28/2014, Cost $1,599,633) * f	1,575,000	1,598,537
1.130%, 04/11/2017 (Acquired 04/08/2014, Cost $1,800,000) * f	1,800,000	1,791,965
Bank of America Corporation:
10.200%, 07/15/2015	3,920,000	4,112,468
5.750%, 12/01/2017	5,000,000	5,524,485
Bank of Montreal,
0.831%, 04/09/2018 f	1,325,000	1,330,550
Barclays Bank PLC:
2.500%, 01/30/2015 f	500,000	500,207
Series 1, 5.000%, 09/22/2016 f	5,480,000	5,839,472
0.812%, 02/17/2017 f	4,000,000	4,003,280
BB&T Corporation,
1.101%, 06/15/2018	3,750,000	3,787,001
BBVA U.S. Senior, S.A. Unipersonal,
4.664%, 10/09/2015 f	2,800,000	2,874,936
BNP Paribas:
0.830%, 12/12/2016 f	4,540,000	4,548,676
2.375%, 09/14/2017 @ f	3,000,000	3,051,312
BNZ International Funding Limited,
2.350%, 03/04/2019 (Acquired 09/03/2014 through 11/13/2014, Cost $7,239,851) * f	7,250,000	7,250,863
BPCE:
1.082%, 02/10/2017 f	9,650,000	9,713,912
2.500%, 12/10/2018 f	3,275,000	3,319,648
Branch Banking and Trust Company,
0.533%, 05/23/2017	9,370,000	9,312,075
Canadian Imperial Bank of Commerce,
1.350%, 07/18/2016 @ f	5,000,000	5,031,655
Capital One Bank, (USA), National Association,
2.250%, 02/13/2019	1,500,000	1,489,137
Capital One Financial Corporation:
6.150%, 09/01/2016	1,403,000	1,507,716
5.250%, 02/21/2017	1,100,000	1,184,714
Capital One N.A.:
1.500%, 09/05/2017	5,000,000	4,959,715
2.400%, 09/05/2019	5,300,000	5,274,125
CIGNA Corporation:
2.750%, 11/15/2016	5,331,000	5,474,239
5.375%, 03/15/2017	2,300,000	2,484,602
Citigroup Inc.:
0.912%, 11/15/2016	2,000,000	2,000,628
1.550%, 08/14/2017 @	2,400,000	2,393,230
1.850%, 11/24/2017	5,000,000	4,994,255
6.125%, 05/15/2018	3,920,000	4,436,162
Citizens Bank, National Association,
1.600%, 12/04/2017	12,500,000	12,444,875
CNA Financial Corporation:
6.500%, 08/15/2016	4,995,000	5,402,767
7.350%, 11/15/2019	10,200,000	12,174,159
Comerica Bank:
5.750%, 11/21/2016	1,425,000	1,543,109
5.200%, 08/22/2017	4,325,000	4,700,847
Commonwealth Bank of Australia,
0.833%, 10/08/2015 (Acquired 12/05/2013, Cost $1,198,800) * f	1,200,000	1,199,738
Compass Bank:
1.850%, 09/29/2017	10,000,000	9,957,350
2.750%, 09/29/2019	3,400,000	3,403,475
Countrywide Financial Corporation,
6.250%, 05/15/2016	4,150,000	4,404,569
Credit Agricole SA,
1.106%, 10/03/2016 (Acquired 09/26/2013, Cost $10,000,000) * @ f	10,000,000	10,062,340
Credit Suisse:
0.724%, 05/26/2017 f	2,000,000	1,997,556
6.000%, 02/15/2018 f	8,440,000	9,388,555
Deutsche Bank Aktiengesellschaft:
0.843%, 02/13/2017 f	3,850,000	3,855,517
Series 3FXD, 1.400%, 02/13/2017 f	3,000,000	2,993,745
0.706%, 05/30/2017 f	2,640,000	2,635,501
6.000%, 09/01/2017 f	3,467,000	3,851,442
Discover Bank,
8.700%, 11/18/2019	4,000,000	4,946,560
Dresdner Bank AG,
7.250%, 09/15/2015 f	12,322,000	12,741,835
Fifth Third Bancorp:
3.625%, 01/25/2016	1,305,000	1,337,179
0.667%, 12/20/2016	6,135,000	6,085,993
5.450%, 01/15/2017	619,000	664,259
First Hawaiian Capital I,
Series B, 8.343%, 07/01/2027	1,500,000	1,520,053
First Horizon National Corporation,
5.375%, 12/15/2015	3,079,000	3,187,692
First Tennessee Bank National Association:
5.050%, 01/15/2015	1,000,000	1,001,282
5.650%, 04/01/2016	7,219,000	7,459,949
General Electric Capital Corporation:
5.625%, 09/15/2017	9,080,000	10,079,290
5.625%, 05/01/2018	175,000	196,916
0.740%, 01/14/2019	1,750,000	1,750,686
Genworth Holdings, Inc.,
8.625%, 12/15/2016	1,000,000	1,058,038
Hana Bank,
1.357%, 11/09/2016 (Acquired 11/05/2013, Cost $7,004,564) * f	7,000,000	7,038,871
HSBC Bank USA, National Association,
6.000%, 08/09/2017	925,000	1,022,589
HSBC Finance Corporation:
5.500%, 01/19/2016	556,000	581,301
6.676%, 01/15/2021	221,000	262,207
HSBC USA Capital Trust III,
8.380%, 05/15/2027 (Acquired 11/06/2007, Cost $1,514,977) *	1,500,000	1,519,599
HSBC USA Inc.:
1.135%, 09/24/2018	1,000,000	1,008,759
0.843%, 11/13/2019	4,750,000	4,749,872
Huntington Bancshares Incorporated,
2.600%, 08/02/2018	3,250,000	3,289,507
ING Bank N.V.:
4.000%, 03/15/2016 (Acquired 03/08/2012 through 07/15/2013, Cost $5,912,747) * f	5,783,000	5,981,548
3.750%, 03/07/2017 (Acquired 05/30/2013 through 01/13/2014, Cost $3,324,735) * f	3,200,000	3,348,806
J.P. Morgan Chase & Co.:
0.784%, 04/25/2018	3,500,000	3,491,974
Series 1, 0.863%, 01/28/2019	750,000	749,993
Kemper Corporation:
6.000%, 11/30/2015	8,500,000	8,860,774
6.000%, 05/15/2017	4,565,000	4,931,711
KeyBank National Association:
4.950%, 09/15/2015	920,000	946,203
2.500%, 12/15/2019 @	5,325,000	5,346,811
Kookmin Bank:
1.109%, 01/27/2017 (Acquired 01/21/2014 through 02/20/2014, Cost $4,752,506) * f	4,750,000	4,781,492
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $5,983,080) * f	6,000,000	5,966,460
LeasePlan Corporation N.V.,
2.500%, 05/16/2018 (Acquired 05/07/2013 through 10/20/2014, Cost $14,710,581) * f	14,785,000	14,791,343
Lloyds Bank plc,
4.875%, 01/21/2016 f	1,775,000	1,846,435
M&I Marshall & Ilsley Bank:
4.850%, 06/16/2015	6,857,000	6,980,872
5.000%, 01/17/2017	2,488,000	2,640,464
M&T Capital Trust I,
8.234%, 02/01/2027	1,000,000	1,009,336
Macquarie Bank Limited:
2.000%, 08/15/2016 (Acquired 08/07/2013 through 09/27/2013, Cost $10,014,962) * f	10,000,000	10,121,790
0.864%, 10/27/2017 (Acquired 10/22/2014, Cost $5,000,000) * f	5,000,000	5,005,470
Macquarie Group Limited,
4.875%, 08/10/2017 (Acquired 10/29/2014 through 11/25/2014, Cost $2,960,787) * f	2,750,000	2,940,542
Manufacturers And Traders Trust Company:
0.535%, 03/07/2016	8,150,000	8,146,406
0.534%, 07/25/2017	1,000,000	996,695
6.625%, 12/04/2017	1,000,000	1,131,327
Marsh & McLennan Companies, Inc.,
2.300%, 04/01/2017	1,297,000	1,313,075
MassMutual Global Funding II,
3.125%, 04/14/2016 (Acquired 01/19/2012 through 08/26/2014, Cost $2,132,041) *	2,100,000	2,162,641
Metropolitan Life Global Funding I,
0.609%, 04/10/2017 (Acquired 04/07/2014, Cost $8,500,000) *	8,500,000	8,522,916
Mizuho Bank, Ltd.:
2.550%, 03/17/2017 (Acquired 05/30/2013 through 05/30/2013, Cost $7,017,702) * f	6,900,000	7,034,847
0.659%, 04/16/2017 (Acquired 04/09/2014, Cost $2,800,000) * f	2,800,000	2,801,246
Morgan Stanley:
1.750%, 02/25/2016	2,000,000	2,010,848
5.450%, 01/09/2017	2,950,000	3,167,456
1.007%, 01/05/2018	1,500,000	1,500,381
6.625%, 04/01/2018	2,000,000	2,278,070
1.083%, 01/24/2019	4,750,000	4,759,372
MUFG Union Bank, National Association:
3.000%, 06/06/2016	6,300,000	6,467,744
2.125%, 06/16/2017	3,500,000	3,538,937
National Australia Bank Limited,
0.733%, 10/08/2015 (Acquired 03/26/2013 through 08/26/2014, Cost $1,198,889) * f	1,200,000	1,199,827
National City Bank,
5.800%, 06/07/2017	2,525,000	2,772,437
Nomura Holdings, Inc.:
5.000%, 03/04/2015 f	1,000,000	1,007,145
2.000%, 09/13/2016 f	10,205,000	10,287,324
Nordea Bank AB:
3.125%, 03/20/2017 (Acquired 10/03/2012 through 08/21/2013, Cost $5,272,324) * f	5,140,000	5,324,911
1.250%, 04/04/2017 (Acquired 03/31/2014, Cost $3,988,880) * f	4,000,000	3,979,664
Paine Webber Group Inc.,
7.990%, 06/09/2017	300,000	317,906
Principal Financial Group, Inc.,
1.850%, 11/15/2017 @	3,500,000	3,502,796
Prudential Covered Trust 2012-1,
2.997%, 09/30/2015 (Acquired 10/16/2012 through 07/15/2013, Cost $2,445,237) *	2,418,750	2,452,724
Prudential Financial, Inc.,
6.100%, 06/15/2017	4,720,000	5,211,772
Rabobank Nederland,
3.375%, 01/19/2017 f	1,092,000	1,139,159
Raymond James Financial, Inc.,
4.250%, 04/15/2016	5,600,000	5,806,114
Regions Bank,
7.500%, 05/15/2018	4,670,000	5,421,380
Regions Financial Corporation,
5.750%, 06/15/2015 @	3,549,000	3,622,709
Royal Bank of Canada,
1.400%, 10/13/2017 f	8,450,000	8,422,352
Santander Bank, N.A.,
8.750%, 05/30/2018	1,443,000	1,718,616
Santander Holdings USA, Inc.,
3.000%, 09/24/2015	2,975,000	3,010,658
Societe Generale:
3.100%, 09/14/2015 (Acquired 02/06/2013 through 06/19/2013, Cost $3,514,671) * f	3,475,000	3,527,399
5.750%, 04/20/2016 (Acquired 07/08/2014, Cost $1,995,217) * f	1,890,000	1,979,023
1.335%, 10/01/2018 f	6,000,000	6,105,864
2.625%, 10/01/2018 @ f	1,000,000	1,015,637
Standard Chartered PLC:
0.575%, 09/08/2017 (Acquired 09/03/2014, Cost $10,000,000) * f	10,000,000	9,951,950
2.400%, 09/08/2019 (Acquired 09/03/2014, Cost $1,996,540) * @ f	2,000,000	1,989,442
Sumitomo Mitsui Banking Corporation:
1.450%, 07/19/2016 @ f	4,000,000	4,014,892
0.659%, 01/10/2017 f	2,075,000	2,072,510
SunTrust Bank:
0.555%, 04/01/2015	7,755,000	7,749,269
0.523%, 08/24/2015	1,000,000	997,998
5.000%, 09/01/2015	2,396,000	2,461,572
7.250%, 03/15/2018	154,000	178,186
SunTrust Banks, Inc.,
6.000%, 09/11/2017	780,000	864,663
SUSA Partnership, L.P.,
8.200%, 06/01/2017	714,000	814,360
Svenska Handelsbanken AB:
3.125%, 07/12/2016 f	175,000	180,760
2.875%, 04/04/2017 f	275,000	284,232
1.625%, 03/21/2018 f	1,100,000	1,098,295
0.733%, 06/17/2019 f	2,000,000	2,001,650
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 11/24/2014, Cost $2,776,492) *	2,630,000	2,759,215
Synchrony Financial,
3.000%, 08/15/2019 @	13,350,000	13,496,089
The Bank of New York Mellon Corporation,
0.792%, 08/01/2018	1,000,000	1,002,100
The Bank of Tokyo-Mitsubishi UFJ, Ltd.:
0.611%, 07/15/2016 f	5,000,000	4,998,435
0.648%, 03/10/2017 (Acquired 11/24/2014, Cost $3,296,337) * f	3,300,000	3,283,536
The Bear Stearns Companies LLC:
6.400%, 10/02/2017	7,700,000	8,623,307
7.250%, 02/01/2018	450,000	518,647
The Goldman Sachs Group, Inc.:
6.250%, 09/01/2017	4,583,000	5,099,275
1.338%, 12/10/2017	1,000,000	995,679
5.950%, 01/18/2018	1,045,000	1,160,962
6.150%, 04/01/2018	4,550,000	5,107,006
2.900%, 07/19/2018	1,000,000	1,025,880
7.500%, 02/15/2019 @	3,000,000	3,568,383
The Hartford Financial Services Group, Inc.:
5.500%, 10/15/2016	3,150,000	3,378,863
5.375%, 03/15/2017	3,145,000	3,397,239
6.300%, 03/15/2018	1,825,000	2,062,420
6.000%, 01/15/2019	455,000	516,017
The Huntington National Bank,
1.350%, 08/02/2016	5,000,000	5,002,660
The Royal Bank of Scotland Group Public Limited Company,
2.550%, 09/18/2015 f	4,430,000	4,474,353
UBS AG:
5.875%, 12/20/2017 f	1,000,000	1,116,590
5.750%, 04/25/2018 f	3,201,000	3,600,930
Voya Financial, Inc.,
2.900%, 02/15/2018	14,708,000	15,057,359
WEA Finance LLC / Westfield UK & Europe Finance PLC,
2.700%, 09/17/2019 (Acquired 09/10/2014, Cost $6,986,000) *	7,000,000	6,997,963
Wells Fargo Bank, National Association:
0.442%, 05/16/2016	7,000,000	6,980,792
6.000%, 11/15/2017	610,000	683,757
Westpac Banking Corporation:
2.000%, 08/14/2017 f	2,000,000	2,026,428
0.604%, 12/01/2017 f	10,000,000	9,962,280
Willis North America, Inc.,
5.625%, 07/15/2015	6,650,000	6,811,043
		713,277,456	26.7%

Utility
Beaver Valley II Funding Corporation,
9.000%, 06/01/2017	434,000	468,720
Commonwealth Edison Company:
Series 104, 5.950%, 08/15/2016	550,000	593,148
6.150%, 09/15/2017	100,000	112,181
Constellation Energy Group, Inc.,
4.550%, 06/15/2015	3,169,000	3,220,173
Dominion Resources, Inc.:
6.400%, 06/15/2018	3,550,000	4,052,566
2.500%, 12/01/2019	9,500,000	9,527,740
Entergy Corporation,
4.700%, 01/15/2017	8,750,000	9,214,573
National Grid PLC,
6.300%, 08/01/2016 f	9,531,000	10,288,219
National Rural Utilities Cooperative Finance Corporation,
10.375%, 11/01/2018	550,000	716,502
NextEra Energy Capital Holdings, Inc.,
1.339%, 09/01/2015	5,100,000	5,115,371
Pacific Gas and Electric Company,
8.250%, 10/15/2018	8,320,000	10,011,772
Pepco Holdings, Inc.,
2.700%, 10/01/2015	1,395,000	1,411,792
PPL Energy Supply, LLC:
Series A, 5.700%, 10/15/2015	6,127,000	6,260,422
6.200%, 05/15/2016	4,041,000	4,199,423
PSEG Power LLC,
5.320%, 09/15/2016	4,905,000	5,240,389
Public Service Company of New Mexico,
7.950%, 05/15/2018	623,000	733,184
Sempra Energy:
2.300%, 04/01/2017	1,300,000	1,323,899
9.800%, 02/15/2019	1,325,000	1,701,430
Southwestern Public Service Company,
5.600%, 10/01/2016	3,000,000	3,241,512
Trans-Allegheny Interstate Line Company,
4.000%, 01/15/2015 (Acquired 01/19/2010 through 08/26/2014, Cost $5,883,867) *	5,890,000	5,894,635
Union Electric Company,
4.750%, 04/01/2015	500,000	505,003
		83,832,654	3.1%
Industrials
A.P. Meoller - Maersk A/S,
2.550%, 09/22/2019 (Acquired 09/15/2014, Cost $4,540,672) * f	4,550,000	4,562,763
AbbVie Inc.,
1.750%, 11/06/2017	10,049,000	10,070,836
Actavis Funding SCS,
2.450%, 06/15/2019 f	3,000,000	2,948,841
ACTAVIS, INC.,
1.875%, 10/01/2017	1,392,000	1,386,605
ADT Corp.,
2.250%, 07/15/2017	6,700,000	6,482,250
Agrium Inc.,
7.700%, 02/01/2017 f	5,000,000	5,580,145
Alibaba Group Holding Limited,
0.756%, 11/28/2017 (Acquired 11/20/2014, Cost $2,500,000) * f	2,500,000	2,504,917
Altera Corporation,
2.500%, 11/15/2018	3,000,000	3,019,110
America Movil, S.A.B. de C.V.,
1.241%, 09/12/2016 f	9,000,000	9,064,377
Amgen Inc.:
0.613%, 05/22/2017	2,750,000	2,744,074
5.700%, 02/01/2019	10,000,000	11,248,780
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	5,705,000	6,100,813
6.375%, 09/15/2017	2,400,000	2,668,325
8.700%, 03/15/2019	2,970,000	3,638,104
Anglo American Capital PLC,
1.181%, 04/15/2016 (Acquired 04/08/2014 through 11/13/2014, Cost $2,045,964) * f	2,045,000	2,047,057
ArcelorMittal S.A.,
4.250%, 08/05/2015 f	1,525,000	1,547,875
Avon Products, Inc.,
2.375%, 03/15/2016	2,000,000	1,980,000
Beam Suntory Inc.:
5.375%, 01/15/2016	1,269,000	1,326,774
1.875%, 05/15/2017	8,000,000	8,032,440
Boardwalk Pipelines, LP,
5.500%, 02/01/2017	13,384,000	14,118,969
Boston Scientific Corporation:
5.125%, 01/12/2017	3,000,000	3,180,045
2.650%, 10/01/2018	7,077,000	7,085,330
BP Capital Markets:
0.742%, 05/10/2018 f	1,575,000	1,557,977
0.885%, 09/26/2018 f	7,085,000	7,020,406
Bunge Limited Finance Corp.:
5.100%, 07/15/2015	2,335,000	2,385,707
3.200%, 06/15/2017 @	500,000	514,122
8.500%, 06/15/2019	3,808,000	4,666,856
Bunge N.A. Finance L.P.,
5.900%, 04/01/2017	1,820,000	1,978,844
CareFusion Corporation,
1.450%, 05/15/2017	5,315,000	5,277,386
CF Industries, Inc.,
6.875%, 05/01/2018	11,182,000	12,712,022
Coca-Cola FEMSA, S.A.B. de C.V.,
2.375%, 11/26/2018 f	4,000,000	4,072,840
Colorado Interstate Gas Company, L.L.C.,
6.800%, 11/15/2015	2,000,000	2,092,016
Computer Sciences Corporation,
2.500%, 09/15/2015	9,864,000	9,953,062
ConAgra Foods, Inc.:
5.819%, 06/15/2017	6,234,000	6,824,952
1.900%, 01/25/2018	9,290,000	9,228,110
Cox Communications, Inc.:
5.500%, 10/01/2015	200,000	206,769
7.250%, 11/15/2015	2,000,000	2,105,196
5.875%, 12/01/2016 (Acquired 02/26/2014, Cost $1,083,617) *	1,000,000	1,080,922
Crane Co.,
2.750%, 12/15/2018	7,585,000	7,666,819
CRH America, Inc.,
6.000%, 09/30/2016	5,865,000	6,312,582
CSX Corporation,
7.900%, 05/01/2017	2,221,000	2,535,367
Daimler Finance North America LLC:
1.250%, 01/11/2016 (Acquired 01/07/2013, Cost $2,846,494) *	2,850,000	2,857,752
0.912%, 08/01/2016 (Acquired 07/24/2013 through 08/26/2014, Cost $2,281,972) *	2,280,000	2,292,146
0.588%, 03/10/2017 (Acquired 03/03/2014, Cost $2,000,000) *	2,000,000	1,996,018
0.572%, 08/01/2017 (Acquired 07/24/2014, Cost $2,000,000) *	2,000,000	1,994,360
1.092%, 08/01/2018 (Acquired 11/14/2014, Cost $2,023,734) *	2,000,000	2,025,374
DCP Midstream Operating, LP,
2.500%, 12/01/2017	250,000	249,713
DCP Midstream, LLC,
5.375%, 10/15/2015 (Acquired 01/13/2012, Cost $1,745,587) *	1,708,000	1,760,917
Deutsche Telekom International Finance B.V.:
5.750%, 03/23/2016 f	400,000	422,399
3.125%, 04/11/2016 (Acquired 03/14/2012 through 06/25/2013, Cost $5,848,404) * f	5,775,000	5,918,953
6.750%, 08/20/2018 f	3,900,000	4,525,814
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
3.500%, 03/01/2016	400,000	410,434
Dollar General Corporation,
4.125%, 07/15/2017	17,321,000	17,863,424
Eaton Corporation,
1.500%, 11/02/2017	5,000,000	4,971,035
El Paso Natural Gas Company, L.L.C.,
5.950%, 04/15/2017	2,050,000	2,203,865
El Paso Pipeline Partners Operating Company, L.L.C.,
4.100%, 11/15/2015	5,286,000	5,408,535
Enable Midstream Partners, LP,
2.400%, 05/15/2019 (Acquired 05/19/2014, Cost $2,997,780) *	3,000,000	2,917,806
Enbridge Inc.:
0.905%, 10/01/2016 f	2,100,000	2,098,914
5.600%, 04/01/2017 f	5,125,000	5,563,839
Encana Corporation,
5.900%, 12/01/2017 f	1,500,000	1,636,138
Energy Transfer Partners, L.P.:
5.950%, 02/01/2015	5,570,000	5,588,386
6.125%, 02/15/2017	645,000	698,517
9.700%, 03/15/2019	5,494,000	6,895,613
Enterprise Products Operating LLC,
1.250%, 08/13/2015	3,000,000	3,007,926
Express Scripts Holding Company:
3.125%, 05/15/2016	3,000,000	3,083,829
2.650%, 02/15/2017	200,000	204,499
FBG Finance Pty Ltd,
5.125%, 06/15/2015 (Acquired 03/12/2012, Cost $522,949) * f	515,000	525,198
Federal Express Corp 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	3,429,592	3,777,996
Federal Express Corp 2012 Pass Through Trust,
2.625%, 01/15/2018 (Acquired 01/20/2012 through 05/07/2012, Cost $1,471,681) *	1,470,453	1,488,189
Fidelity National Information Services, Inc.,
1.450%, 06/05/2017	3,000,000	2,983,197
Fiserv, Inc.:
3.125%, 10/01/2015	2,586,000	2,630,539
3.125%, 06/15/2016	3,295,000	3,382,963
Florida Gas Transmission Company, LLC,
4.000%, 07/15/2015 (Acquired 09/12/2012 through 10/15/2013, Cost $3,499,486) *	3,450,000	3,497,627
Ford Motor Credit Company LLC:
2.500%, 01/15/2016	800,000	808,949
6.625%, 08/15/2017 @	9,100,000	10,144,289
1.724%, 12/06/2017	1,250,000	1,237,081
Forest Laboratories, Inc.,
4.375%, 02/01/2019 (Acquired 08/13/2014 through 09/29/2014, Cost $10,079,534) *	9,450,000	9,982,697
Freeport-McMoRan Inc.,
2.150%, 03/01/2017	2,000,000	2,003,292
Georgia-Pacific LLC,
7.700%, 06/15/2015	3,600,000	3,704,306
Glencore Canada Corporation,
6.000%, 10/15/2015 f	2,245,000	2,320,784
Glencore Finance (Canada) Limited,
2.050%, 10/23/2015 (Acquired 10/18/2012, Cost $2,999,040) * f	3,000,000	3,019,521
Glencore Funding LLC:
1.700%, 05/27/2016 (Acquired 05/22/2013, Cost $2,998,770) * @	3,000,000	3,004,770
1.591%, 01/15/2019 (Acquired 06/17/2014, Cost $5,041,781) *	5,000,000	5,084,445
2.500%, 01/15/2019 (Acquired 05/22/2013, Cost $597,012) * @	600,000	590,805
GTE Corporation,
6.840%, 04/15/2018	140,000	161,528
Gulfstream Natural Gas System, L.L.C.,
6.950%, 06/01/2016 (Acquired 07/22/2013 through 08/27/2013, Cost $8,233,706) *	7,646,000	8,200,847
Heineken N.V.,
1.400%, 10/01/2017 (Acquired 10/02/2012, Cost $1,993,400) * f	2,000,000	1,988,476
Hess Corporation,
8.125%, 02/15/2019	3,982,000	4,737,752
Hewlett-Packard Company:
3.000%, 09/15/2016	550,000	564,727
1.170%, 01/14/2019 @	5,700,000	5,602,473
2.750%, 01/14/2019	1,119,000	1,120,430
Hospira, Inc.,
6.050%, 03/30/2017	9,654,000	10,408,605
Husky Energy Inc.,
6.200%, 09/15/2017 f	1,000,000	1,099,777
Husky Oil Limited,
7.550%, 11/15/2016 f	2,500,000	2,749,428
Hutchison Whampoa International (09/16) Limited,
4.625%, 09/11/2015 (Acquired 09/24/2012 through 06/25/2013, Cost $9,278,424) * f	9,090,000	9,318,886
Hutchison Whampoa International (14) Limited,
1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $4,988,500) * f	5,000,000	4,958,800
Hyundai Capital Services, Inc.:
6.000%, 05/05/2015 (Acquired 11/01/2012 through 08/26/2014, Cost $7,898,354) * f	7,774,000	7,903,795
4.375%, 07/27/2016 (Acquired 05/11/2012 through 12/05/2013, Cost $6,416,982) * f	6,230,000	6,518,729
3.500%, 09/13/2017 (Acquired 06/04/2014, Cost $2,091,007) * f	2,000,000	2,068,954
Ingersoll-Rand Global Holding Company Limited,
6.875%, 08/15/2018	1,000,000	1,160,866
Ingredion Incorporated,
1.800%, 09/25/2017	9,100,000	9,073,856
John Deere Capital Corporation,
0.461%, 12/15/2017	500,000	500,073
Johnson Controls, Inc.,
5.500%, 01/15/2016 @	7,370,000	7,718,048
Kia Motors Corporation,
3.625%, 06/14/2016 (Acquired 02/18/2014, Cost $1,441,542) * f	1,400,000	1,443,456
Kinder Morgan Energy Partners, L.P.:
6.000%, 02/01/2017	250,000	270,058
5.950%, 02/15/2018	1,710,000	1,887,845
Kinder Morgan, Inc.,
2.000%, 12/01/2017	3,000,000	2,981,439
L-3 Communications Corporation,
1.500%, 05/28/2017	2,000,000	1,980,326
Laboratory Corporation of America Holdings:
5.625%, 12/15/2015	2,491,000	2,591,308
3.125%, 05/15/2016	2,000,000	2,052,520
Marathon Oil Corporation,
6.000%, 10/01/2017	7,805,000	8,603,202
Marathon Petroleum Corporation,
3.500%, 03/01/2016	1,503,000	1,540,190
Masco Corporation,
6.125%, 10/03/2016	9,654,000	10,238,067
McKesson Corporation,
0.638%, 09/10/2015	435,000	435,136
Medco Health Solutions, Inc.,
2.750%, 09/15/2015	375,000	379,922
Medtronic, Inc.,
1.043%, 03/15/2020 (Acquired 12/01/2014, Cost $2,250,000) *	2,250,000	2,247,626
Mondelez International, Inc.:
6.125%, 02/01/2018	8,400,000	9,438,181
0.752%, 02/01/2019 @	9,337,000	9,232,818
Murphy Oil Corporation,
2.500%, 12/01/2017	10,281,000	10,219,314
Mylan Inc.:
1.800%, 06/24/2016	1,350,000	1,358,140
2.600%, 06/24/2018	1,150,000	1,165,025
7.875%, 07/15/2020 (Acquired 07/16/2013 through 09/16/2013, Cost $6,428,152) *	6,000,000	6,391,170
Nabors Industries, Inc.,
2.350%, 09/15/2016	2,000,000	1,978,276
National Oilwell Varco, Inc.,
Series B, 6.125%, 08/15/2015	4,700,000	4,702,237
NBCUniversal Enterprise, Inc.,
0.768%, 04/15/2016 (Acquired 07/03/2013 through 10/21/2013, Cost $2,264,120) *	2,260,000	2,264,079
NiSource Finance Corp.:
5.250%, 09/15/2017	5,400,000	5,904,997
6.400%, 03/15/2018	500,000	569,464
Nissan Motor Acceptance Corporation:
0.955%, 09/26/2016 (Acquired 09/19/2013, Cost $5,000,000) *	5,000,000	5,028,865
0.785%, 03/03/2017 (Acquired 02/25/2014, Cost $3,000,000) *	3,000,000	3,009,543
2.650%, 09/26/2018 (Acquired 07/29/2014 through 11/05/2014, Cost $4,458,349) *	4,365,000	4,444,779
Noble Holding International Limited:
3.450%, 08/01/2015 f	4,552,000	4,611,877
2.500%, 03/15/2017 f	5,510,000	5,271,081
ONEOK Partners, L.P.:
6.150%, 10/01/2016	5,289,000	5,678,694
2.000%, 10/01/2017	2,858,000	2,842,044
8.625%, 03/01/2019	1,500,000	1,812,484
Pentair Finance S.A.,
1.875%, 09/15/2017 f	4,000,000	3,995,164
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 09/19/2014, Cost $11,971,239) * f	11,750,000	11,591,751
PetroLogistics LP / PetroLogistics Finance Corp.,
6.250%, 04/01/2020	11,755,000	12,666,013
Phillips 66,
2.950%, 05/01/2017	3,000,000	3,098,349
Pioneer Natural Resources Company:
5.875%, 07/15/2016	10,133,000	10,762,057
6.650%, 03/15/2017	1,260,000	1,380,390
6.875%, 05/01/2018	1,000,000	1,119,425
Plum Creek Timberlands, L.P.,
5.875%, 11/15/2015	9,700,000	10,076,641
PPG Industries, Inc.,
1.900%, 01/15/2016	1,552,000	1,568,518
Quest Diagnostics Inc,
3.200%, 04/01/2016	5,050,000	5,174,154
Republic Services, Inc.,
5.500%, 09/15/2019	6,446,000	7,261,928
Rockies Express Pipeline LLC,
3.900%, 04/15/2015 (Acquired 02/17/2011, Cost $2,000,023) *	2,000,000	1,990,000
Rohm and Haas Company,
6.000%, 09/15/2017	646,000	714,466
RPM International Inc.,
6.500%, 02/15/2018	3,870,000	4,324,384
RPM United Kingdom G.P.,
6.700%, 11/01/2015 (Acquired 03/04/2013 through 08/26/2014, Cost $8,030,186) * f	7,700,000	7,999,569
SABMiller Holdings Inc.,
0.922%, 08/01/2018 (Acquired 08/06/2013 through 11/14/2014, Cost $7,207,139) *	7,180,000	7,202,746
Seagate HDD Cayman,
6.875%, 05/01/2020 f	10,653,000	11,185,650
Southwestern Bell Telephone, L.P.,
7.000%, 07/01/2015	875,000	898,330
Sunoco, Inc.,
5.750%, 01/15/2017	600,000	648,684
Talisman Energy Inc.,
5.125%, 05/15/2015 f	3,557,000	3,610,341
Telecom Italia Capital,
5.250%, 10/01/2015 f	10,960,000	11,179,200
Telefonica Emisiones S.A.U.:
6.421%, 06/20/2016 f	7,290,000	7,798,492
6.221%, 07/03/2017 f	1,344,000	1,487,938
Telefonica Moviles Chile S.A.,
2.875%, 11/09/2015 (Acquired 11/03/2010 through 04/04/2012, Cost $1,017,018) * f	1,020,000	1,031,294
Temple-Inland Inc.,
6.625%, 01/15/2018	4,676,000	5,221,189
Tennessee Gas Pipeline Company, L.L.C.,
8.000%, 02/01/2016	1,000,000	1,065,814
The Dow Chemical Company,
8.550%, 05/15/2019	11,427,000	14,206,572
The Valspar Corporation,
5.100%, 08/01/2015	10,450,000	10,698,376
Thermo Fisher Scientific Inc.,
1.850%, 01/15/2018	7,000,000	6,944,924
Thomson Reuters Corporation:
0.875%, 05/23/2016 f	4,650,000	4,625,904
1.650%, 09/29/2017 f	7,000,000	6,957,104
Time Warner Cable Inc.:
5.850%, 05/01/2017	2,355,000	2,570,598
8.250%, 04/01/2019	1,000,000	1,224,143
Time Warner Companies, Inc.,
7.250%, 10/15/2017	7,831,000	8,974,342
Total Capital International:
0.802%, 08/10/2018 f	4,350,000	4,373,233
0.595%, 06/19/2019 f	7,700,000	7,625,564
TransCanada PipeLines Ltd,
0.937%, 06/30/2016 f	2,575,000	2,587,180
Transocean Inc:
5.050%, 12/15/2016 f	400,000	401,915
2.500%, 10/15/2017 f	7,400,000	6,541,926
TSMC Global Ltd:
0.950%, 04/03/2016 (Acquired 03/27/2013, Cost $1,999,760) * f	2,000,000	1,990,656
1.625%, 04/03/2018 (Acquired 08/05/2014 through 08/14/2014, Cost $6,088,652) * f	6,175,000	6,060,886
Tyco Electronics Group S.A.,
6.550%, 10/01/2017 f	860,000	968,041
Vale Overseas Limited,
6.250%, 01/23/2017 f	915,000	975,948
Valero Energy Corporation:
6.125%, 06/15/2017	1,120,000	1,230,222
9.375%, 03/15/2019	10,349,000	12,906,559
Verizon Communications Inc.:
2.500%, 09/15/2016	2,057,000	2,102,614
3.650%, 09/14/2018	14,000,000	14,794,178
Viacom Inc.,
6.250%, 04/30/2016	2,255,000	2,409,021
Vodafone Group Public Limited Company,
5.625%, 02/27/2017 f	2,000,000	2,166,970
Volkswagen Group of America Finance, LLC:
0.603%, 05/23/2017 (Acquired 05/15/2014, Cost $2,750,000) *	2,750,000	2,742,083
0.672%, 11/20/2017 (Acquired 11/12/2014, Cost $4,500,000) *	4,500,000	4,493,461
Walgreen Co.,
5.250%, 01/15/2019	9,392,000	10,440,025
Walgreens Boots Alliance, Inc.,
1.750%, 11/17/2017	1,150,000	1,152,847
Weatherford International Ltd,
5.500%, 02/15/2016 f	600,000	618,958
Williams Partners L.P.,
3.800%, 02/15/2015	9,000,000	9,025,713
Williams Partners LP / Williams Partners Finance Corp.,
7.250%, 02/01/2017	935,000	1,030,575
Xerox Corporation,
6.400%, 03/15/2016 @	2,893,000	3,069,074
Yara International ASA,
7.875%, 06/11/2019 (Acquired 10/02/2014, Cost $601,795) * f	500,000	595,716
Yum! Brands, Inc.:
4.250%, 09/15/2015	6,425,000	6,574,857
6.250%, 04/15/2016	2,000,000	2,122,260
Zoetis Inc.,
1.150%, 02/01/2016	1,000,000	999,107
		855,997,491	32.0%
Total Corporate Bonds		1,653,107,601	61.8%

Other Government Related Securities
Centrais Eletricas Brasileiras SA,
7.750%, 11/30/2015 (Acquired 12/06/2012 through 12/06/2012, Cost $3,152,358) * f	3,000,000	3,076,500
CNOOC Finance 2013 Ltd:
1.125%, 05/09/2016 f	2,575,000	2,565,877
1.750%, 05/09/2018 f	1,000,000	983,998
CNOOC Nexen Finance (2014) ULC,
1.625%, 04/30/2017 f	5,000,000	4,975,585
CNPC General Capital Ltd,
1.133%, 05/14/2017 (Acquired 05/07/2014, Cost $4,750,000) * f	4,750,000	4,757,548
CNPC HK Overseas Capital Ltd,
3.125%, 04/28/2016 (Acquired 12/18/2012 through 07/23/2014, Cost $2,417,103) * f	2,375,000	2,420,956
Corp Andina de Fomento,
5.750%, 01/12/2017 f	250,000	270,644
Electricite de France Societe anonyme,
0.691%, 01/20/2017 (Acquired 01/13/2014, Cost $9,750,000) * f	9,750,000	9,776,539
Korea Expressway Corporation,
1.625%, 04/28/2017 (Acquired 06/23/2014, Cost $3,989,480) * f	4,000,000	3,977,640
Korea Hydro & Nuclear Power Co., Ltd.,
2.875%, 10/02/2018 (Acquired 09/25/2013, Cost $2,982,150) * f	3,000,000	3,059,643
Petrobras Global Finance B.V.,
2.603%, 03/17/2017 f	4,000,000	3,692,400
Petrobras International Finance Company S.A.,
3.875%, 01/27/2016 f	6,825,000	6,697,372
Petroleos Mexicanos,
8.000%, 05/03/2019 f	5,000,000	5,912,500
Sinopec Capital (2013) Limited,
1.250%, 04/24/2016 (Acquired 01/10/2014, Cost $4,250,110) * f	4,250,000	4,237,633
Sinopec Group Overseas Development [2014] Ltd.,
1.750%, 04/10/2017 (Acquired 04/02/2014, Cost $6,984,110) * f	7,000,000	6,966,610
The Export-Import Bank of Korea,
0.980%, 01/14/2017 f	1,570,000	1,574,401
The Korea Development Bank:
0.857%, 01/22/2017 f	5,000,000	5,010,630
3.875%, 05/04/2017 f	2,350,000	2,458,077
3.000%, 03/17/2019 f	2,475,000	2,549,282
		74,963,835	2.8%
Taxable Municipal Bonds
City of Cuyahoga Falls OH,
1.000%, 08/13/2015	6,600,000	6,612,276
City of Passaic NJ,
1.882%, 02/01/2016	1,020,000	1,022,111
City of Trenton NJ,
1.722%, 04/01/2016	1,470,000	1,479,202
Consolidated Municipalities Electric Power Systems Joint Powers Board,
1.550%, 06/01/2017	590,000	586,755
Cook County School District No 144 Prairie Hills:
2.000%, 12/01/2017	930,000	925,955
2.500%, 12/01/2018	745,000	744,575
County of Dauphin PA,
1.194%, 03/01/2016	1,200,000	1,194,252
County of Miami-Dade FL Aviation Revenue,
5.000%, 10/01/2016	6,200,000	6,625,692
Government Development Bank for Puerto Rico,
4.704%, 05/01/2016	725,000	618,788
Indiana Bond Bank,
1.689%, 01/15/2017	1,000,000	1,005,350
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 06/01/2015)	265,000	264,992
New Hampshire Housing Finance Authority:
1.250%, 07/01/2016	890,000	886,938
1.500%, 01/01/2017	855,000	856,505
1.650%, 07/01/2017	810,000	809,409
New Jersey Economic Development Authority:
0.000%, 02/15/2016 ^	2,500,000	2,462,425
2.421%, 06/15/2018	10,000,000	10,043,000
Ohio Air Quality Development Authority,
5.750%, 06/01/2033	3,000,000	3,183,210
Rhode Island Housing & Mortgage Finance Corp/RI:
1.150%, 04/01/2016	1,175,000	1,171,052
1.930%, 04/01/2017	600,000	604,350
3.000%, 10/01/2034 (Callable 10/01/2023)	11,760,000	12,039,653
Schenectady Metroplex Development Authority/NY:
0.979%, 08/01/2015	375,000	374,760
2.232%, 08/01/2017	200,000	200,856
South Carolina State Public Service Authority,
1.255%, 06/01/2016 (Callable 12/01/2015)	6,800,000	6,816,932
State of Illinois:
4.422%, 04/01/2015	2,210,000	2,228,166
4.961%, 03/01/2016	1,760,000	1,833,445
5.090%, 04/01/2017	2,785,000	2,954,077
Tulsa Airports Improvement Trust:
2.592%, 06/01/2017	115,000	114,865
3.042%, 06/01/2018	100,000	100,587
		67,760,178	2.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Home Loan Mortgage Corporation (FHLMC),
Series 5, Class B, 0.861%, 05/15/2019	6,375	6,415
Federal National Mortgage Association (FNMA):
5.500%, 07/01/2015	8,477	8,947
Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	246,922	248,048
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	285,833	293,274
		556,684	0.0%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	302,948	302,695
Series 2004-2CB, Class 1A8, 5.750%, 03/25/2034	3,136,711	3,139,390
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 §	143,240	134,877
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	1,086,152	900,716
Banc of America Alternative Loan Trust:
Series 2003-4, Class 2A1, 5.000%, 06/25/2018	128,509	131,701
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	600,435	612,964
Series 2003-3, Class A1, 5.500%, 05/25/2033	1,587,739	1,655,420
Series 2004-B, Class 2A2, 2.646%, 03/25/2034	3,674,393	3,699,588
Banc of America Mortgage Trust,
Series 2003-10, Class 3A1, 5.000%, 01/25/2019	904,597	932,962
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%, 07/25/2019	1,494,439	1,553,155
Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	301,423	308,066
HSI Asset Securitization Corp. Trust,
Series 2005-NC1, Class 2A3, 0.530%, 07/25/2035	532,508	531,987
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 5.238%, 07/25/2035	1,956,967	1,958,763
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%, 07/25/2018	8,190,682	8,470,517
Series 2003-9, Class 3A1, 4.750%, 11/25/2018	4,019,338	4,099,729
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	7,758,988	8,249,100
Morgan Stanley Mortgage Loan Trust,
Series 2004-4, Class 1A10, 5.000%, 08/25/2034	1,611,805	1,638,615
Structured Asset Securities Corp Mortgage Pass-Through Certificates,
Series 2004-22, Class A2, 5.133%, 01/25/2035	11,396,361	11,796,339
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 4.550%, 02/25/2034	593,585	605,430
WaMu Mortgage Pass-Through Certificates:
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	120,117	124,427
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	264,186	275,912
Series 2004-AR3, Class A1, 2.370%, 06/25/2034	11,157,219	11,259,452
		62,381,805	2.3%
Asset Backed Securities
Accredited Mortgage Loan Trust:
Series 2005-3, Class A1, 0.400%, 09/25/2035	176,026	175,359
Series 2006-2, Class A3, 0.320%, 09/25/2036	17,591,177	17,373,891
Aegis Asset Backed Securities Trust,
Series 2005-5, Class 1A3, 0.440%, 12/25/2035	7,133,621	7,033,871
Ally Auto Receivables Trust,
Series 2014-SN2, Class A2B, 0.465%, 03/20/2017	13,000,000	13,000,559
Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs,
Series 2005-R8, Class A2D, 0.530%, 10/25/2035	11,660,913	11,613,838
Argent Securities Inc Asset-Backed Pass-Through Certificates:
Series 2005-W2, Class A2B1, 0.370%, 10/25/2035	753,964	752,192
Series 2005-W3, Class A2D, 0.510%, 11/25/2035	14,097,419	13,542,798
Barclays Dryrock Issuance Trust,
Series 2014-4, Class A, 0.545%, 09/15/2020	3,925,000	3,925,612
BCMSC Trust,
Series 1998-A, Class A3, 6.230%, 04/15/2028	2,965	2,973
Capital Auto Receivables Asset Trust:
Series 2014-1, Class A1B, 0.515%, 05/20/2016	465,000	465,125
Series 2014-3, Class A-2, 1.180%, 12/20/2017	25,515,000	25,515,230
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class A3, 0.350%, 02/25/2036	6,257,772	6,065,007
Citigroup Mortgage Loan Trust. Inc.,
Series 2006-WFH3, Class A3, 0.320%, 10/25/2036	510,936	509,915
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	21,289	21,968
Series 1997-5, Class A6, 6.820%, 05/15/2029	56,257	56,526
Series 1998-3, Class A5, 6.220%, 03/01/2030	273,757	289,688
Countrywide Asset-Backed Certificates:
Series 2006-13, Class 1AF3, 4.896%, 01/25/2037 §	1,509,089	1,826,645
Series 2006-9, Class 1AF3, 5.297%, 10/25/2046 §	1,268,947	989,913
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.184%, 12/25/2035	299,259	296,604
First Franklin Mortgage Loan Trust,
Series 2004-FF7, Class A1, 0.810%, 09/25/2034	7,659,414	7,643,536
Ford Credit Auto Owner Trust,
Series 2014-1, Class A, 2.260%, 11/15/2025 (Acquired 05/06/2014 through 11/18/2014, Cost $17,958,650) *	17,894,000	17,989,518
GE-WMC Asset-Backed Pass Through Certificates,
Series 2005-1, Class A2C, 0.530%, 10/25/2035	4,707,986	4,679,889
GSAA Trust,
Series 2005-8, Class A4, 0.440%, 06/25/2035	21,675,795	21,045,268
GSAMP Trust:
Series 2005-HE5, Class A2D, 0.510%, 11/25/2035	590,197	588,101
Series 2006-HE1, Class A2C, 0.380%, 01/25/2036	3,695,763	3,623,607
Home Equity Asset Trust,
Series 2006-4, Class 2A3, 0.340%, 08/25/2036	3,893,627	3,821,735
J.P. Morgan Mortgage Acquisition Trust:
Series 2006-CH1, Class A1, 0.285%, 07/25/2036	10,243,905	9,852,967
Series 2007-CH1, Class AV4, 0.285%, 11/25/2036	5,755,327	5,731,155
Master Credit Card Trust II:
Series 2012-2A, Class A, 0.780%, 04/21/2017 (Acquired 10/08/2014, Cost $1,701,781) * f	1,700,000	1,700,544
Series 2013-3A, Class A, 0.595%, 01/22/2018 (Acquired 07/25/2013 through 11/05/2014, Cost $8,950,769) * f	8,950,000	8,957,285
MASTR Asset Backed Securities Trust,
Series 2006-AB1, Class A2, 0.400%, 02/25/2036	1,161,741	1,154,028
Morgan Stanley ABS Capital I Inc Trust,
Series 2005-HE2, Class A3B, 0.610%, 01/25/2035	8,206,362	8,054,388
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3, 0.340%, 09/25/2036	20,309,304	20,267,406
Nomura Holdings, Inc.,
Series 2006-HE2, Class A3, 0.340%, 03/25/2036	6,445,215	6,275,171
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-5, Class A3, 0.380%, 12/25/2035	8,020,815	7,967,340
RAMP Series Trust:
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	57,698	57,871
Series 2003-RS11, Class AI7, 4.828%, 12/25/2033	400,650	407,291
RASC Series Trust:
Series 2005-AHL2, Class A3, 0.520%, 10/25/2035	12,150,000	11,990,519
Series 2006-KS1, Class A4, 0.470%, 02/25/2036	4,938,990	4,891,907
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%, 06/25/2037	1,965,282	1,022,456
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 0.495%, 10/25/2035 (Acquired 03/13/2014, Cost $13,669,278) *	13,837,928	13,678,778
Soundview Home Loan Trust,
Series 2005-OPT4, Class 2A3, 0.690%, 12/25/2035	2,722,271	2,675,590
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC1, Class A2C, 0.370%, 12/25/2036	3,837,023	3,803,245
Springleaf Funding Trust,
Series 2013-AA, Class A, 2.580%, 09/15/2021 (Acquired 01/09/2014 through 11/18/2014, Cost $23,206,842) *	23,100,000	23,166,505
Springleaf Mortgage Loan Trust:
Series 2012-1A, Class A, 2.667%, 09/25/2057 (Acquired 04/11/2012 through 03/28/2014, Cost $2,693,482) *	2,682,682	2,722,651
Series 2012-2A, Class A, 2.220%, 10/25/2057 (Acquired 07/31/2012 through 08/20/2014, Cost $5,422,217) *	5,383,581	5,455,769
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.170%, 10/25/2034	16,953,015	16,921,940
Structured Asset Securities Corp Mortgage Loan Trust,
Series 2007-BC2, Class A3, 0.300%, 03/25/2037	6,805,620	6,773,518
Synchrony Credit Card Master Note Trust,
Series 2014-1, Class A, 1.610%, 11/15/2020	11,700,000	11,657,307
		338,034,999	12.6%

Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	24,181,820	24,530,038
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.226%, 07/15/2044	18,872,614	19,177,558
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3, 5.771%, 03/15/2049	7,612,733	7,956,896
COMM Mortgage Trust,
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	14,296,123	14,448,548
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class A4, 5.100%, 08/15/2038	13,878,629	14,062,854
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044	18,450,000	19,047,614
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	19,435,000	19,636,638
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class A4, 5.206%, 11/14/2042	12,256,304	12,449,549
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.269%, 12/15/2044	17,540,804	17,915,282
		149,224,977	5.6%
Total Long-Term Investments (Cost $2,655,920,157)		2,651,182,501	99.0%

SHORT-TERM INVESTMENTS
Money Market Mutual Funds
Short-Term Investments Trust - Liquid Assets Portfolio, 0.07% «	9,270,655	9,270,655
Total Short-Term Investments (Cost $9,270,655)		9,270,655	0.4%

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Companies
Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% «	147,613,109	147,613,109
Total Investment Companies (Cost $147,613,109)		147,613,109	5.5%

Total Investments Purchased With Cash Proceeds From
Securities Lending (Cost $147,613,109)		147,613,109	5.5%

Total Investments (Cost $2,812,803,921)		2,808,066,265	104.9%
Liabilities in Excess of Other Assets		(131,358,380)	(4.9)%
TOTAL NET ASSETS		$2,676,707,885	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $462,037,510, which represents 17.26% of total net assets.

@	This security or portion of this security is out on loan at December 31, 2014.
f	Foreign Security
«	7-Day Yield
§	Security in Default
^	Non-Income Producing

Baird Intermediate Bond Fund
Schedule of Investments
December 31, 2014

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.250%, 04/30/2019 @	$143,300,000	$141,631,845
2.625%, 08/15/2020 @	262,525,000	274,154,070
7.875%, 02/15/2021 @	67,000,000	90,518,072
2.500%, 05/15/2024	13,000,000	13,393,042
		519,697,029	32.8%
Corporate Bonds
Finance
Abbey National Treasury Services plc,
3.050%, 08/23/2018 f	1,050,000	1,087,085
ABN AMRO Bank N.V.:
4.250%, 02/02/2017 (Acquired 11/22/2013, Cost $4,740,927) * f	4,500,000	4,741,470
2.500%, 10/30/2018 (Acquired 10/23/2013 through 04/17/2014, Cost $1,200,606) * f	1,200,000	1,212,019
AgriBank, FCB,
Series AI, 9.125%, 07/15/2019 (Acquired 02/24/2014, Cost $3,574,969) *	2,850,000	3,638,595
Ally Financial Inc.,
8.000%, 12/31/2018	96,000	108,960
American International Group, Inc.,
4.875%, 06/01/2022	3,000,000	3,370,032
AmSouth Bancorporation,
6.750%, 11/01/2025	630,000	751,281
ANZ New Zealand (Int'l) Limited:
1.850%, 10/15/2015 (Acquired 08/29/2013, Cost $1,005,497) * f	1,000,000	1,009,595
2.600%, 09/23/2019 (Acquired 09/16/2014, Cost $2,998,050) * f	3,000,000	3,029,742
Associates Corporation of North America,
6.950%, 11/01/2018	2,579,000	3,012,246
Australia and New Zealand Banking Group Limited,
3.250%, 03/01/2016 (Acquired 02/22/2011, Cost $1,693,081) * f	1,700,000	1,750,927
Bank of America Corporation:
10.200%, 07/15/2015	1,035,000	1,085,817
5.700%, 05/02/2017	1,100,000	1,189,107
6.875%, 04/25/2018	1,000,000	1,148,580
3.300%, 01/11/2023	3,350,000	3,350,258
4.000%, 04/01/2024	2,750,000	2,863,369
BanPonce Trust I,
Series A, 8.327%, 02/01/2027	2,500,000	2,182,869
Barclays Bank PLC:
Series 1, 5.000%, 09/22/2016 f	2,565,000	2,733,256
6.750%, 05/22/2019 f	2,000,000	2,353,408
BB&T Corporation,
6.850%, 04/30/2019	2,322,000	2,754,619
Berkshire Hathaway Finance Corporation,
1.600%, 05/15/2017	3,800,000	3,832,486
BNZ International Funding Limited,
2.350%, 03/04/2019 (Acquired 09/03/2014, Cost $2,789,836) * f	2,800,000	2,800,333
BPCE:
5.700%, 10/22/2023 (Acquired 11/10/2014, Cost $3,744,707) * f	3,500,000	3,758,184
4.000%, 04/15/2024 @ f	3,500,000	3,658,081
Capital One Bank, (USA), National Association,
2.250%, 02/13/2019	3,500,000	3,474,653
Capital One Financial Corporation,
3.150%, 07/15/2016 @	2,596,000	2,669,848
Capital One N.A.,
0.697%, 03/22/2016	2,100,000	2,102,650
CIGNA Corporation,
2.750%, 11/15/2016	3,781,000	3,882,592
Citigroup Inc.:
4.450%, 01/10/2017	1,800,000	1,902,750
1.550%, 08/14/2017 @	1,000,000	997,179
6.125%, 11/21/2017	635,000	708,078
3.750%, 06/16/2024 @	500,000	510,624
Citizens Bank, National Association,
2.450%, 12/04/2019	8,000,000	7,950,000
CNA Financial Corporation:
6.500%, 08/15/2016	2,000,000	2,163,270
7.350%, 11/15/2019	2,395,000	2,858,540
5.750%, 08/15/2021	1,260,000	1,435,973
Comerica Bank,
5.200%, 08/22/2017	5,570,000	6,054,039
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (Acquired 03/02/2012 through 10/03/2014, Cost $4,596,189) * f	4,335,000	4,839,910
Countrywide Financial Corporation,
6.250%, 05/15/2016	2,200,000	2,334,952
Credit Suisse:
2.300%, 05/28/2019 @ f	2,450,000	2,445,794
5.300%, 08/13/2019 f	3,220,000	3,611,906
Deutsche Bank Aktiengesellschaft,
3.250%, 01/11/2016 f	4,250,000	4,342,204
Dresdner Bank AG,
7.250%, 09/15/2015 f	2,652,000	2,742,359
First Tennessee Bank National Association,
5.650%, 04/01/2016	4,263,000	4,405,286
General Electric Capital Corporation:
6.000%, 08/07/2019	2,700,000	3,140,567
5.500%, 01/08/2020	2,550,000	2,918,669
5.550%, 05/04/2020	2,850,000	3,275,439
Genworth Holdings, Inc.,
4.900%, 08/15/2023	1,500,000	1,208,546
Great-West Life & Annuity Insurance Capital LP II,
7.153%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $1,792,736) *	1,800,000	1,863,000
Highmark Inc,
4.750%, 05/15/2021 (Acquired 07/30/2014, Cost $2,014,854) *	2,000,000	2,065,636
HSBC Finance Corporation,
6.676%, 01/15/2021	4,059,000	4,815,825
Humana Inc.,
7.200%, 06/15/2018	2,000,000	2,336,376
ING Bank N.V.:
3.000%, 09/01/2015 (Acquired 08/17/2010 through 09/14/2012, Cost $2,306,381) * f	2,300,000	2,332,108
2.500%, 10/01/2019 (Acquired 09/23/2014, Cost $2,461,635) * f	2,475,000	2,490,830
5.000%, 06/09/2021 (Acquired 06/12/2013, Cost $2,160,417) * f	2,000,000	2,262,692
Invesco Finance PLC,
3.125%, 11/30/2022 f	4,225,000	4,187,262
iStar Financial Inc.,
5.850%, 03/15/2017	75,000	76,875
J.P. Morgan Chase & Co.,
4.500%, 01/24/2022	3,000,000	3,275,256
Jefferies Group LLC,
6.875%, 04/15/2021	2,000,000	2,273,520
John Hancock Life Insurance Company,
7.375%, 02/15/2024 (Acquired 04/10/2013 through 04/11/2013, Cost $2,931,333) *	2,325,000	2,902,311
Kemper Corporation,
6.000%, 05/15/2017	600,000	648,199
KeyBank National Association,
7.413%, 05/06/2015	4,000,000	4,090,128
Korea Housing Finance Corporation,
1.625%, 09/15/2018 (Acquired 02/26/2013 through 08/28/2014, Cost $1,039,533) * f	1,050,000	1,028,607
LeasePlan Corporation N.V.:
3.000%, 10/23/2017 (Acquired 02/07/2013, Cost $4,035,045) * f	4,000,000	4,096,972
2.500%, 05/16/2018 (Acquired 05/29/2013 through 10/20/2014, Cost $5,026,908) * f	5,000,000	5,002,145
Liberty Mutual Group Inc.,
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $1,987,300) *	2,000,000	2,060,958
Lloyds Bank plc:
4.875%, 01/21/2016 f	225,000	234,055
5.800%, 01/13/2020 (Acquired 02/09/2010 through 03/16/2012, Cost $2,904,036) * f	2,900,000	3,351,081
M&I Marshall & Ilsley Bank:
4.850%, 06/16/2015	3,075,000	3,130,550
5.000%, 01/17/2017	1,000,000	1,061,280
Macquarie Bank Limited:
2.000%, 08/15/2016 (Acquired 08/07/2013, Cost $4,998,250) * f	5,000,000	5,060,895
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $2,498,475) * f	2,500,000	2,483,570
Manulife Financial Corporation,
4.900%, 09/17/2020 @ f	2,300,000	2,525,257
Marsh & McLennan Companies, Inc.,
2.550%, 10/15/2018	1,000,000	1,016,906
MassMutual Global Funding II,
2.000%, 04/05/2017 (Acquired 03/29/2012, Cost $3,783,470) * @	3,800,000	3,853,538
MBIA Insurance Corporation,
11.491%, 01/15/2033 (Acquired 01/11/2008, Cost $500,000) *	500,000	300,000
Metropolitan Life Global Funding I,
3.000%, 01/10/2023 (Acquired 01/03/2013, Cost $1,299,337) *	1,300,000	1,293,226
Metropolitan Life Insurance Company,
7.700%, 11/01/2015 (Acquired 11/21/2013, Cost $2,106,057) *	2,000,000	2,108,824
Morgan Stanley:
6.625%, 04/01/2018	1,600,000	1,822,456
7.300%, 05/13/2019	2,700,000	3,202,594
2.375%, 07/23/2019 @	1,000,000	996,312
MUFG Americas Holdings Corporation,
3.500%, 06/18/2022	225,000	231,717
MUFG Union Bank, National Association,
2.125%, 06/16/2017	1,800,000	1,820,025
National Australia Bank Limited,
0.733%, 10/08/2015 (Acquired 02/19/2013, Cost $3,100,571) * f	3,100,000	3,099,554
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (Acquired 10/07/2013, Cost $884,948) *	828,000	931,584
Nomura Holdings, Inc.:
5.000%, 03/04/2015 f	2,900,000	2,920,721
2.000%, 09/13/2016 f	2,450,000	2,469,764
6.700%, 03/04/2020 f	1,000,000	1,182,276
NYSE Euronext,
2.000%, 10/05/2017	800,000	806,818
PNC Bank, National Association,
2.950%, 01/30/2023	4,000,000	3,908,760
Protective Life Corporation,
7.375%, 10/15/2019	1,925,000	2,316,535
Prudential Covered Trust 2012-1,
2.997%, 09/30/2015 (Acquired 11/06/2012 through 07/23/2013, Cost $2,275,168) *	2,250,000	2,281,604
Prudential Financial, Inc.,
7.375%, 06/15/2019	850,000	1,021,828
Regions Bank,
7.500%, 05/15/2018	2,475,000	2,873,215
Regions Financial Corporation:
5.750%, 06/15/2015	1,500,000	1,531,154
2.000%, 05/15/2018	2,000,000	1,980,378
Santander Bank, N.A.,
8.750%, 05/30/2018	3,080,000	3,668,286
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013, Cost $996,810) * f	1,000,000	1,056,196
Societe Generale:
1.335%, 10/01/2018 f	2,000,000	2,035,288
2.625%, 10/01/2018 f	1,000,000	1,015,637
5.200%, 04/15/2021 (Acquired 01/28/2013, Cost $1,374,058) * f	1,250,000	1,414,978
5.000%, 01/17/2024 (Acquired 01/14/2014 through 02/18/2014, Cost $3,127,979) * @ f	3,150,000	3,167,265
Sumitomo Mitsui Banking Corporation:
2.500%, 07/19/2018 f	3,000,000	3,032,991
2.250%, 07/11/2019 f	2,000,000	1,980,990
SunTrust Bank:
5.450%, 12/01/2017	500,000	546,463
7.250%, 03/15/2018	1,506,000	1,742,523
SunTrust Banks, Inc.,
3.600%, 04/15/2016	2,600,000	2,681,632
SUSA Partnership, L.P.,
8.200%, 06/01/2017	2,800,000	3,193,568
Svenska Handelsbanken AB:
3.125%, 07/12/2016 f	275,000	284,052
2.875%, 04/04/2017 f	1,500,000	1,550,357
2.500%, 01/25/2019 @ f	1,000,000	1,019,620
Swedbank AB:
1.750%, 03/12/2018 (Acquired 03/05/2013, Cost $3,236,382) * f	3,250,000	3,242,772
2.375%, 02/27/2019 (Acquired 02/20/2014, Cost $2,595,606) * f	2,600,000	2,615,720
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 08/12/2011 through 12/02/2013, Cost $1,303,518) *	1,269,000	1,331,347
Synchrony Financial:
3.750%, 08/15/2021	5,000,000	5,107,445
4.250%, 08/15/2024	4,000,000	4,104,516
The Bank of Nova Scotia,
2.550%, 01/12/2017 f	150,000	153,831
The Bank of Tokyo-Mitsubishi UFJ, Ltd.:
2.700%, 09/09/2018 (Acquired 09/03/2013, Cost $2,547,756) * f	2,550,000	2,594,184
2.300%, 03/10/2019 (Acquired 03/04/2014, Cost $998,400) * f	1,000,000	994,604
The Bear Stearns Companies LLC:
6.400%, 10/02/2017	1,450,000	1,623,870
7.250%, 02/01/2018	2,275,000	2,622,051
The Charles Schwab Corporation,
6.375%, 09/01/2017	325,000	365,494
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	3,900,000	4,377,434
2.900%, 07/19/2018	1,000,000	1,025,880
7.500%, 02/15/2019	865,000	1,028,884
2.550%, 10/23/2019	2,000,000	1,992,696
The Hartford Financial Services Group, Inc.:
5.500%, 10/15/2016	1,500,000	1,608,983
5.125%, 04/15/2022	500,000	562,044
The Huntington National Bank,
1.300%, 11/20/2016	4,850,000	4,829,984
The Royal Bank of Scotland Group Public Limited Company,
2.550%, 09/18/2015 f	200,000	202,002
The Royal Bank of Scotland Public Limited Company:
5.625%, 08/24/2020 f	3,300,000	3,757,704
6.125%, 01/11/2021 f	1,300,000	1,531,895
UBS AG,
5.875%, 12/20/2017 f	2,000,000	2,233,180
Voya Financial, Inc.,
2.900%, 02/15/2018	2,000,000	2,047,506
Wells Fargo Bank, National Association,
6.000%, 11/15/2017	1,479,000	1,657,830
Westpac Banking Corporation:
1.600%, 01/12/2018 f	1,250,000	1,249,923
4.875%, 11/19/2019 f	2,775,000	3,096,245
Willis Group Holdings Public Limited Company,
5.750%, 03/15/2021 f	3,250,000	3,629,980
		327,001,174	20.6%

Utility
Commonwealth Edison Company,
Series 104, 5.950%, 08/15/2016	375,000	404,419
National Grid PLC,
6.300%, 08/01/2016 f	3,925,000	4,236,833
National Rural Utilities Cooperative Finance Corporation,
10.375%, 11/01/2018	3,619,000	4,714,580
PPL Capital Funding, Inc.,
3.400%, 06/01/2023 @	2,475,000	2,479,648
PPL Energy Supply, LLC,
Series A, 5.700%, 10/15/2015	1,950,000	1,992,463
PSEG Power LLC:
2.750%, 09/15/2016	75,000	76,862
5.320%, 09/15/2016	994,000	1,061,967
5.125%, 04/15/2020	220,000	244,406
Public Service Company of New Mexico,
7.950%, 05/15/2018	2,820,000	3,318,748
RGS I&M Funding Corp,
Series F*, 9.820%, 06/07/2022	438,351	519,464
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $3,774,008) * @ f	3,800,000	3,978,144
Trans-Allegheny Interstate Line Company,
4.000%, 01/15/2015 (Acquired 01/19/2010 through 02/22/2013, Cost $3,664,883) *	3,673,000	3,675,891
West Penn Power Company,
5.875%, 08/15/2016 (Acquired 10/25/2010, Cost $2,086,952) *	2,000,000	2,136,476
		28,839,901	1.8%
Industrials
21st CENTURY FOX AMERICA, INC.,
8.000%, 10/17/2016	5,575,000	6,225,485
Agrium Inc.,
3.150%, 10/01/2022 f	1,306,000	1,274,877
Altera Corporation,
2.500%, 11/15/2018	2,000,000	2,012,740
America Movil, S.A.B. de C.V.,
1.241%, 09/12/2016 f	3,200,000	3,222,890
Ameritech Capital Funding Corporation:
9.100%, 06/01/2016	476,700	515,759
6.450%, 01/15/2018	2,758,000	3,093,207
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,270,000	2,427,493
6.375%, 09/15/2017	2,000,000	2,223,604
6.950%, 06/15/2019	1,000,000	1,168,351
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 07/11/2012, Cost $2,449,203) * f	2,000,000	2,490,884
Apple Inc.,
2.400%, 05/03/2023	2,000,000	1,943,994
Boston Scientific Corporation,
4.125%, 10/01/2023	3,000,000	3,064,908
BP Capital Markets:
4.750%, 03/10/2019 @ f	2,500,000	2,734,770
2.521%, 01/15/2020 @ f	2,650,000	2,653,098
3.245%, 05/06/2022 f	1,000,000	983,039
British Telecommunications plc,
5.950%, 01/15/2018 f	2,000,000	2,230,378
Bunge Limited Finance Corp.:
4.100%, 03/15/2016	2,830,000	2,917,620
3.200%, 06/15/2017	1,300,000	1,336,716
Bunge N.A. Finance L.P.,
5.900%, 04/01/2017	575,000	625,184
Celgene Corporation,
4.000%, 08/15/2023	2,000,000	2,105,058
Coca-Cola FEMSA, S.A.B. de C.V.,
2.375%, 11/26/2018 f	3,425,000	3,487,369
Comcast Cable Communications, LLC,
8.875%, 05/01/2017	550,000	643,612
Comcast Corporation:
6.500%, 01/15/2017	175,000	193,236
2.850%, 01/15/2023	1,475,000	1,465,163
Computer Sciences Corporation,
2.500%, 09/15/2015	4,500,000	4,540,630
ConAgra Foods, Inc.:
0.601%, 07/21/2016	2,125,000	2,119,757
7.000%, 04/15/2019	1,583,000	1,843,904
Cox Communications, Inc.:
3.250%, 12/15/2022 (Acquired 11/26/2012, Cost $3,594,456) * @	3,600,000	3,534,620
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,492,215) *	4,500,000	4,542,377
CVS Health Corporation:
2.250%, 08/12/2019	3,375,000	3,360,903
4.000%, 12/05/2023	4,425,000	4,682,853
D.R. Horton, Inc.,
6.500%, 04/15/2016	1,000,000	1,055,000
Daimler Finance North America LLC,
2.250%, 07/31/2019 (Acquired 07/25/2012, Cost $2,285,234) * @	2,300,000	2,292,937
DCP Midstream, LLC,
9.750%, 03/15/2019 (Acquired 10/15/2012, Cost $1,946,620) *	1,600,000	2,001,290
Deutsche Telekom International Finance B.V.:
6.750%, 08/20/2018 f	2,850,000	3,307,325
6.000%, 07/08/2019 @ f	1,700,000	1,972,160
Devon Energy Corporation,
6.300%, 01/15/2019	910,000	1,038,664
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
3.500%, 03/01/2016	250,000	256,521
Ecolab Inc.,
1.450%, 12/08/2017	4,000,000	3,964,152
El Paso Pipeline Partners Operating Company, L.L.C.,
4.100%, 11/15/2015	3,000,000	3,069,543
Energy Transfer Partners, L.P.:
5.950%, 02/01/2015	1,336,000	1,340,410
9.700%, 03/15/2019	2,457,000	3,083,823
Enterprise Products Operating LLC,
2.550%, 10/15/2019	3,000,000	2,969,796
ERAC USA Finance LLC,
2.350%, 10/15/2019 (Acquired 06/30/2014, Cost $3,594,744) *	3,600,000	3,573,169
Express Scripts Holding Company:
2.650%, 02/15/2017	2,000,000	2,044,988
7.250%, 06/15/2019	1,000,000	1,200,657
Federal Express Corp 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	2,130,878	2,347,349
Fidelity National Information Services, Inc.,
3.875%, 06/05/2024	2,300,000	2,323,235
Fiserv, Inc.:
4.750%, 06/15/2021	1,630,000	1,794,540
3.500%, 10/01/2022	2,300,000	2,322,835
FMC Corporation,
4.100%, 02/01/2024	2,000,000	2,069,074
Ford Motor Credit Company LLC:
2.500%, 01/15/2016	3,000,000	3,033,558
1.724%, 12/06/2017	3,300,000	3,265,894
5.750%, 02/01/2021	2,000,000	2,291,864
Freeport-McMoRan Inc.:
3.100%, 03/15/2020	2,000,000	1,945,466
3.875%, 03/15/2023 @	1,100,000	1,037,120
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.,
6.750%, 02/01/2022	1,649,000	1,813,900
Glencore Canada Corporation,
6.000%, 10/15/2015 f	1,024,000	1,058,567
Glencore Funding LLC:
2.500%, 01/15/2019 (Acquired 05/22/2013 through 10/29/2013, Cost $4,311,300) * @	4,400,000	4,332,570
4.125%, 05/30/2023 (Acquired 04/03/2014, Cost $1,452,965) *	1,500,000	1,463,638
4.625%, 04/29/2024 (Acquired 10/08/2014, Cost $1,029,005) *	1,000,000	1,004,800
Grupo Bimbo, S.A.B. de C.V.,
3.875%, 06/27/2024 (Acquired 06/24/2014, Cost $2,987,700) * f	3,000,000	3,011,790
GTE Corporation,
8.750%, 11/01/2021	2,150,000	2,804,026
Hanson Limited,
6.125%, 08/15/2016 f	650,000	689,000
Hess Corporation,
8.125%, 02/15/2019	1,200,000	1,427,750
Hewlett-Packard Company:
3.300%, 12/09/2016	3,500,000	3,614,537
2.750%, 01/14/2019 @	2,550,000	2,553,259
Historic TW Inc.,
6.875%, 06/15/2018	392,000	453,224
Hutchison Whampoa International (09) Limited,
7.625%, 04/09/2019 (Acquired 10/16/2009 through 04/16/2014, Cost $6,136,117) * f	5,400,000	6,532,369
Hutchison Whampoa International (14) Limited,
1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $1,995,400) * f	2,000,000	1,983,520
Hyundai Capital Services, Inc.,
3.500%, 09/13/2017 (Acquired 08/04/2014 through 09/30/2014, Cost $6,422,012) * f	6,150,000	6,362,034
Ingersoll-Rand Company,
6.391%, 11/15/2027 f	1,195,000	1,432,691
Ingersoll-Rand Global Holding Company Limited,
2.875%, 01/15/2019	3,000,000	3,047,319
Ingredion Incorporated,
1.800%, 09/25/2017	1,275,000	1,271,337
Johnson Controls, Inc.:
5.500%, 01/15/2016 @	1,625,000	1,701,741
4.250%, 03/01/2021	2,000,000	2,161,762
Kinder Morgan Finance Company LLC,
5.700%, 01/05/2016	2,500,000	2,595,300
Kraft Foods Group, Inc.,
3.500%, 06/06/2022	2,000,000	2,049,424
Laboratory Corporation of America Holdings,
4.625%, 11/15/2020	400,000	431,186
Lafarge S.A.:
6.200%, 07/09/2015 (Acquired 07/06/2010, Cost $999,140) * f	1,000,000	1,022,900
6.500%, 07/15/2016 f	625,000	665,625
Martin Marietta Materials, Inc.,
6.600%, 04/15/2018	75,000	85,023
Masco Corporation,
6.125%, 10/03/2016	2,200,000	2,333,100
MeadWestvaco Corporation,
7.375%, 09/01/2019	2,033,000	2,402,095
Medco Health Solutions, Inc.:
2.750%, 09/15/2015	215,000	217,822
7.125%, 03/15/2018	1,850,000	2,135,931
Merey Sweeny, L.P.,
8.850%, 12/18/2019 (Acquired 06/11/2013, Cost $1,663,325) *	1,454,448	1,679,339
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019 (Acquired 09/30/2014, Cost $1,128,781) *	1,000,000	1,095,000
Murphy Oil Corporation,
3.700%, 12/01/2022	5,000,000	4,487,565
Mylan Inc.,
7.875%, 07/15/2020 (Acquired 07/22/2013, Cost $1,071,324) *	1,000,000	1,065,195
Nabors Industries, Inc.,
6.150%, 02/15/2018	825,000	859,293
NiSource Finance Corp.,
4.450%, 12/01/2021	2,000,000	2,161,002
Noble Energy, Inc.:
8.250%, 03/01/2019	1,000,000	1,198,901
4.150%, 12/15/2021	450,000	458,865
ONEOK Partners, L.P.,
3.375%, 10/01/2022	6,000,000	5,553,972
Pearson Funding Two plc,
4.000%, 05/17/2016 (Acquired 10/03/2014, Cost $6,230,596) * f	6,000,000	6,236,658
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 09/19/2014, Cost $6,959,451) * f	6,880,000	6,787,340
Pioneer Natural Resources Company,
6.875%, 05/01/2018	1,225,000	1,371,296
Plum Creek Timberlands, L.P.,
5.875%, 11/15/2015	2,445,000	2,539,937
POSCO,
5.250%, 04/14/2021 (Acquired 04/08/2011 through 09/22/2011, Cost $2,977,729) * f	3,000,000	3,397,128
R.R. Donnelley & Sons Company:
8.600%, 08/15/2016	1,000,000	1,095,000
6.125%, 01/15/2017	43,000	45,580
7.625%, 06/15/2020 @	1,000,000	1,097,500
Rio Tinto Alcan Inc.,
5.000%, 06/01/2015 f	450,000	457,917
Rio Tinto Finance (USA) Limited:
9.000%, 05/01/2019 f	2,975,000	3,763,857
3.500%, 11/02/2020 f	500,000	518,783
Rockies Express Pipeline LLC:
3.900%, 04/15/2015 (Acquired 02/17/2011, Cost $3,000,034) *	3,000,000	2,985,000
5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $999,110) *	1,000,000	982,500
RPM United Kingdom G.P.,
6.700%, 11/01/2015 (Acquired 03/06/2013, Cost $3,441,197) * f	3,300,000	3,428,387
SABMiller Holdings Inc.,
0.922%, 08/01/2018 (Acquired 10/28/2014, Cost $3,998,590) *	3,980,000	3,992,609
Samarco Mineracao S.A.,
5.375%, 09/26/2024 (Acquired 09/23/2014, Cost $1,670,511) * f	1,675,000	1,552,725
Schneider Electric SE,
2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $1,994,680) * f	2,000,000	2,010,466
Seagate HDD Cayman,
6.875%, 05/01/2020 f	5,000,000	5,250,000
Southwestern Bell Telephone, L.P.,
7.000%, 07/01/2015	125,000	128,333
Sprint Communications, Inc.,
6.000%, 12/01/2016	500,000	523,013
Sunoco, Inc.,
5.750%, 01/15/2017	1,275,000	1,378,454
Sysco Corporation:
3.000%, 10/02/2021	2,550,000	2,588,686
2.600%, 06/12/2022	150,000	147,563
Teck Resources Limited,
3.150%, 01/15/2017 f	1,000,000	1,019,690
Telecom Italia Capital,
5.250%, 10/01/2015 f	4,425,000	4,513,500
Telefonica Emisiones S.A.U.:
6.421%, 06/20/2016 f	3,450,000	3,690,644
6.221%, 07/03/2017 f	1,000,000	1,107,097
3.192%, 04/27/2018 f	1,000,000	1,028,339
Teva Pharmaceutical Finance IV, LLC,
2.250%, 03/18/2020	1,250,000	1,227,851
Texas Eastern Transmission, LP,
6.000%, 09/15/2017 (Acquired 11/07/2013 through 11/14/2014, Cost $2,292,214) *	2,073,000	2,283,664
The Dow Chemical Company,
8.550%, 05/15/2019	2,800,000	3,481,089
The Mosaic Company,
4.250%, 11/15/2023	2,000,000	2,110,390
Time Warner Cable Inc.,
5.850%, 05/01/2017	1,000,000	1,091,549
Time Warner Inc.:
4.700%, 01/15/2021	1,325,000	1,450,301
4.750%, 03/29/2021	2,000,000	2,182,754
TransCanada PipeLines Ltd,
9.875%, 01/01/2021 f	150,000	204,114
TSMC Global Ltd,
1.625%, 04/03/2018 (Acquired 03/27/2013, Cost $3,297,789) * f	3,300,000	3,239,016
Tyco Electronics Group S.A.,
6.550%, 10/01/2017 f	1,245,000	1,401,408
United AirLines, Inc. Pass Through Trust,
Series 91A2, 10.020%, 03/22/2014 ** § †	85,600	20,511
Vale Overseas Limited:
6.250%, 01/23/2017 f	1,650,000	1,759,906
4.375%, 01/11/2022 @ f	2,425,000	2,324,387
Valero Energy Corporation,
9.375%, 03/15/2019	5,898,000	7,355,579
Verizon Communications Inc.:
5.150%, 09/15/2023	6,100,000	6,735,821
4.150%, 03/15/2024	2,000,000	2,070,468
Viacom Inc.,
6.250%, 04/30/2016	500,000	534,151
Vulcan Materials Company,
7.000%, 06/15/2018	2,000,000	2,200,000
Wabtec Corporation,
4.375%, 08/15/2023	3,000,000	3,188,277
Walgreen Co.,
5.250%, 01/15/2019	637,000	708,081
Waste Management, Inc.,
7.375%, 03/11/2019	5,000,000	6,042,715
Wesfarmers Limited,
1.874%, 03/20/2018 (Acquired 03/13/2013, Cost $3,900,000) * f	3,900,000	3,886,424
Williams Partners L.P.:
5.250%, 03/15/2020	1,000,000	1,085,528
4.125%, 11/15/2020	350,000	358,574
4.300%, 03/04/2024	2,500,000	2,495,405
		335,559,186	21.2%
Total Corporate Bonds		691,400,261	43.6%

Other Government Related Securities
CDP Financial Inc.,
4.400%, 11/25/2019 (Acquired 11/20/2009, Cost $997,520) * f	1,000,000	1,101,126
Centrais Eletricas Brasileiras SA,
5.750%, 10/27/2021 (Acquired 10/20/2011 through 10/25/2011, Cost $1,151,829) * @ f	1,150,000	1,104,000
CNOOC Finance 2013 Ltd,
3.000%, 05/09/2023 f	2,000,000	1,892,814
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 f	5,150,000	5,328,597
Corp Andina de Fomento,
4.375%, 06/15/2022 f	680,000	730,903
Federal Home Loan Mortgage Corporation (FHLMC):
1.375%, 05/01/2020 @	10,000,000	9,751,660
2.375%, 01/13/2022	300,000	303,088
KfW,
4.875%, 06/17/2019 f	3,250,000	3,694,567
Korea Electric Power Corporation,
6.750%, 08/01/2027 f	300,000	381,760
Korea Gas Corporation,
2.875%, 07/29/2018 (Acquired 07/22/2013, Cost $994,790) * f	1,000,000	1,020,714
Mexico Government International Bond,
5.125%, 01/15/2020 f	2,650,000	2,921,625
Petrobras Global Finance B.V.,
2.603%, 03/17/2017 f	1,700,000	1,569,270
Petrobras International Finance Company S.A.,
3.875%, 01/27/2016 f	4,175,000	4,096,928
Petroleos Mexicanos:
3.125%, 01/23/2019 f	2,000,000	2,005,000
5.500%, 01/21/2021 f	2,000,000	2,165,000
Portigon AG,
4.796%, 07/15/2015 f	1,811,000	1,845,896
The Korea Development Bank,
3.875%, 05/04/2017 f	2,150,000	2,248,878
		42,161,826	2.7%
Taxable Municipal Bonds
Alaska Municipal Bond Bank Authority:
4.309%, 08/01/2018	1,000,000	1,076,820
4.459%, 08/01/2019	1,340,000	1,465,880
California Qualified School Bond Joint Powers Authority,
5.955%, 03/01/2019	3,375,000	3,623,265
California School Finance Authority,
4.426%, 07/01/2020	2,500,000	2,673,000
Central Valley Support Joint Power Agency,
5.326%, 09/01/2022	2,000,000	2,138,980
County of Contra Costa CA,
5.140%, 06/01/2017	2,500,000	2,647,525
Dallas Independent School District,
4.950%, 02/15/2022 (Callable 02/15/2021)	1,965,000	2,223,692
Davie Florida Water & Sewer Revenue,
6.062%, 10/01/2025 (Callable 10/01/2020)	1,000,000	1,167,810
Government Development Bank for Puerto Rico,
4.704%, 05/01/2016	3,525,000	3,008,588
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023	970,000	969,971
New Hampshire Housing Finance Authority,
2.600%, 01/01/2020	1,880,000	1,909,215
New Jersey Economic Development Authority,
1.802%, 06/15/2017	5,000,000	4,964,950
North Carolina Housing Finance Agency,
4.000%, 01/01/2030 (Callable 07/01/2021)	415,000	427,093
North East Independent School District/TX,
5.240%, 08/01/2027	2,100,000	2,503,956
State of California,
5.500%, 03/01/2016	500,000	528,130
		31,328,875	2.0%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
6.000%, 06/01/2021	131,322	143,869
6.000%, 07/01/2028	9,463	10,831
Federal Home Loan Mortgage Corporation (FHLMC):
Series 74, Class F, 6.000%, 10/15/2020	1,414	1,503
Series 1395, Class G, 6.000%, 10/15/2022	11,967	12,936
Federal National Mortgage Association (FNMA):
Series 1989-2, Class D, 8.800%, 01/25/2019	5,748	6,249
Series 1990-108, Class G, 7.000%, 09/25/2020	5,698	6,231
Series G-29, Class O, 8.500%, 09/25/2021	642	730
Series 1991-137, Class H, 7.000%, 10/25/2021	32,791	36,290
Series 1993-32, Class H, 6.000%, 03/25/2023	20,455	22,189
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	551,877	566,244
Government National Mortgage Association (GNMA),
Series 1999-4, Class ZB, 6.000%, 02/20/2029	117,587	131,469
		938,541	0.1%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	348,390	348,099
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (Acquired 09/26/2007 through 01/28/2009, Cost $286,667) *§	290,361	281,911
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	518,348	502,696
Series 2004-2CB, Class 1A8, 5.750%, 03/25/2034	1,801,167	1,802,705
Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035 §	81,653	81,530
Banc of America Alternative Loan Trust:
Series 2003-11, Class 4A1, 4.750%, 01/25/2019	90,816	91,679
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	297,491	303,698
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	413,534	425,513
Series 2005-6, Class 7A1, 5.500%, 07/25/2020	20,069	20,242
Series 2006-2, Class 7A1, 6.000%, 03/25/2021	287,322	291,011
Series 2003-9, Class 1CB2, 5.500%, 11/25/2033	399,715	402,900
Series 2006-3, Class 6A1, 6.000%, 04/25/2036	342,339	351,993
Series 2006-4, Class 3CB4, 6.000%, 05/25/2046 §	467,324	388,379
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%, 09/20/2034	5,035,983	5,429,036
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 2.957%, 07/25/2034	3,035,277	3,039,141
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-3, Class 3A27, 5.500%, 07/25/2035	23,219	23,594
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	739,017	734,650
Series 2006-A1, Class 2A1, 2.584%, 03/25/2036 §	608,708	496,393
Lehman Mortgage Trust,
Series 2006-4, Class 3A1, 5.000%, 08/25/2021	128,371	125,652
MASTR Alternative Loan Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	386,139	392,300
Series 2004-3, Class 1A1, 5.000%, 03/25/2019	98,634	101,001
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	95,310	98,833
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019	36,946	37,479
Salomon Brothers Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033	99,280	107,360
Structured Asset Securities Corp Mortgage Pass-Through Certificates,
Series 2004-22, Class A2, 5.133%, 01/25/2035	7,597,574	7,864,226
WaMu Mortgage Pass-Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	489,143	501,823
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	852,944	885,105
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	277,476	291,267
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	288,280	298,624
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	203,220	212,240
Series 2004-AR3, Class A1, 2.370%, 06/25/2034	6,545,568	6,605,546
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	4,887,754	5,225,953
		37,762,579	2.4%
Asset Backed Securities
Amresco Residential Securities Mortgage Loan Trust,
Series 1998-1, Class A6, 6.510%, 08/25/2027	16,721	17,931
Argent Securities Inc Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.510%, 11/25/2035	2,704,541	2,598,139
Citigroup Mortgage Loan Trust. Inc.,
Series 2006-WFH3, Class A3, 0.320%, 10/25/2036	410,531	409,710
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.000%, 07/25/2028 §	3,921	3,957
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.050%, 01/15/2019	6,723	6,906
Series 1998-2, Class A5, 6.240%, 12/01/2028	331,538	342,116
Series 1998-3, Class A5, 6.220%, 03/01/2030	500,062	529,163
Series 1998-4, Class A5, 6.180%, 04/01/2030	197,745	202,796
Countrywide Asset-Backed Certificates:
Series 2006-S3, Class A2, 6.085%, 06/25/2021 §	285,887	284,706
Series 2004-12, Class AF6, 4.634%, 03/25/2035	25,247	25,616
Series 2005-1, Class AF6, 5.030%, 07/25/2035	1,231,822	1,253,999
Series 2006-13, Class 1AF3, 4.896%, 01/25/2037 §	226,817	274,546
Series 2006-9, Class 1AF3, 5.297%, 10/25/2046 §	1,167,431	910,720
Delta Funding Home Equity Loan Trust:
Series 1997-2, Class A6, 7.040%, 06/25/2027	4,561	4,647
Series 1999-1, Class A6F, 6.340%, 12/15/2028	25	25
Series 1999-2, Class A7F, 7.030%, 08/15/2030	421,665	439,109
First Franklin Mortgage Loan Trust,
Series 2004-FF7, Class A1, 0.810%, 09/25/2034	4,767,985	4,758,101
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025 (Acquired 10/07/2014 through 10/09/2014, Cost $10,913,561) *	10,859,000	10,916,965
Series 2014-2, Class A, 2.310%, 04/15/2026 (Acquired 10/07/2014, Cost $11,745,689) *	11,750,000	11,780,268
IMC Home Equity Loan Trust,
Series 1998-1, Class A6, 7.020%, 06/20/2029	5,200	5,203
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 0.285%, 07/25/2036	4,917,075	4,729,424
Nomura Holdings, Inc.,
Series 2006-HE2, Class A3, 0.340%, 03/25/2036	6,445,215	6,275,171
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	89,091	91,323
RAAC Series Trust,
Series 2004-SP1, Class AI4, 5.285%, 08/25/2027	11,990	12,183
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	119,944	121,374
Saxon Asset Securities Trust,
Series 2005-4, Class A1B, 0.550%, 11/25/2037	4,205,803	4,081,135
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 0.495%, 10/25/2035 (Acquired 03/13/2014, Cost $7,570,677) *	7,664,083	7,575,939
Soundview Home Loan Trust,
Series 2003-2, Class A2, 1.470%, 11/25/2033	3,909,807	3,873,113
Specialty Underwriting & Residential Finance Trust:
Series 2004-BC4, Class A1A, 0.840%, 10/25/2035	3,585,643	3,488,386
Series 2006-BC1, Class A2D, 0.470%, 12/25/2036	7,617,879	7,378,845
Springleaf Funding Trust,
Series 2013-AA, Class A, 2.580%, 09/15/2021 (Acquired 02/14/2014, Cost $5,021,458) *	5,000,000	5,014,395
Springleaf Mortgage Loan Trust,
Series 2012-1A, Class A, 2.667%, 09/25/2057 (Acquired 04/11/2012, Cost $1,730,742) *	1,730,762	1,756,549
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.170%, 10/25/2034	7,899,820	7,885,340
Synchrony Credit Card Master Note Trust,
Series 2014-1, Class A, 1.610%, 11/15/2020	3,825,000	3,811,043
Wells Fargo Home Equity Asset-Backed Securities,
Series 2004-2, Class A33, 0.670%, 10/25/2034	3,473,159	3,362,584
		94,221,427	5.9%
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	5,337,924	5,414,790
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.226%, 07/15/2044	6,551,416	6,657,273
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class A4, 5.100%, 08/15/2038	4,100,391	4,154,820
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044	6,885,000	7,108,012
Federal National Mortgage Association (FNMA):
Series 2013-M1, Class ASQ2, 1.074%, 11/25/2016	2,736,058	2,742,852
Series 2012-M9, Class ASQ2, 1.513%, 12/25/2017	1,125,000	1,126,215
FHLMC Multifamily Structured Pass Through Certificates:
Series K-501, Class A2, 1.655%, 11/25/2016	2,345,000	2,369,723
Series K-702, Class A2, 3.154%, 02/25/2018	275,000	288,215
Series K-704, Class A2, 2.412%, 08/25/2018	300,000	307,275
Series K-705, Class A2, 2.303%, 09/25/2018	3,000,000	3,059,496
Series K-708, Class A2, 2.130%, 01/25/2019	8,300,000	8,393,010
Series K-003, Class A4, 5.053%, 01/25/2019	9,000,000	10,054,692
Series K-004, Class A2, 4.186%, 08/25/2019	5,875,000	6,416,217
Series K-005, Class A2, 4.317%, 11/25/2019	4,975,000	5,472,321
Series K-006, Class A2, 4.251%, 01/25/2020	2,163,000	2,375,924
Series K-F02, Class A3, 0.800%, 07/25/2020	6,441,042	6,477,054
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	5,000,000	5,051,875
Series 2012-C8, Class ASB, 2.379%, 10/15/2045 (Acquired 11/21/2014, Cost $4,136,035) *	4,129,000	4,132,927
NCUA Guaranteed Notes Trust,
Series 2010-C1, Class A2, 2.900%, 10/29/2020	2,150,000	2,207,626
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.269%, 12/15/2044	9,027,691	9,220,423
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	10,000,000	10,245,800
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,000,000	8,358,064
Series 2014-C21, Class A2, 2.917%, 08/15/2047	2,435,234	2,500,304
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	8,275,000	8,539,742
		122,674,650	7.7%
Total Long-Term Investments (Cost $1,518,895,922)		1,540,185,188	97.2%

SHORT-TERM INVESTMENTS
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06% «	12,590,051	12,590,051
Short-Term Investments Trust - Liquid Assets Portfolio, 0.07% «	30,000,000	30,000,000
Total Short-Term Investments (Cost $42,590,051)		42,590,051	2.7%

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Companies
Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% «	192,781,148	192,781,148
Total Investment Companies (Cost $192,781,148)		192,781,148	12.2%

Total Investments Purchased With Cash Proceeds From
Securities Lending (Cost $192,781,148)		192,781,148	12.2%
Total Investments (Cost $1,754,267,121)		1,775,556,387	112.1%
Liabilities in Excess of Other Assets		(191,777,476)	(12.1)%
TOTAL NET ASSETS		$1,583,778,911	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $237,312,630, which represents 14.98% of total net assets.

**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2014.
f	Foreign Security
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.

Baird Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2014

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama State Public School & College Authority,
5.000%, 05/01/2019	$1,000,000	$1,153,090
Gulf Shores Alabama,
5.000%, 12/15/2018 (Callable 12/15/2017)(Insured by AGM)	1,080,000	1,212,959
		2,366,049	0.2%
Alaska
Alaska State Housing Finance Corporation,
5.000%, 06/01/2017 (Callable 06/01/2015)(Insured by NPFGC)	1,000,000	1,019,270	0.1%
Arizona
Gila County Arizona Unified School District Bonds,
5.250%, 07/01/2027 (Pre-refunded to 07/01/2017)	1,000,000	1,111,680
Maricopa County Arizona University School District No. 48 Scottsdale,
4.000%, 07/01/2026 (Pre-refunded to 07/01/2016)	1,860,000	1,958,543
		3,070,223	0.3%
Arkansas
Arkansas Development Finance Authority,
5.500%, 12/01/2018 (ETM)	1,000,000	1,129,880	0.1%
California
Bakersfield California Certificates Participation,
0.000%, 04/15/2021 (ETM)	12,380,000	11,028,971
Coalinga California Regional Medical Center,
5.125%, 03/01/2032 (Pre-refunded to 03/01/2015)	2,370,000	2,435,507
Commerce Community Development Commission,
0.000%, 08/01/2021 (ETM)	815,000	582,635
Pittsburg California Redevelopment Agency Residential Mortgage Revenue,
9.600%, 06/01/2016 (ETM)	3,725,000	4,184,106
Port Oakland California Revenue,
5.000%, 11/01/2017 (Insured by NPFGC)	1,800,000	2,003,904
San Joaquin Hills California Transportation Corridor Agency Toll Road Revenue:
0.000%, 01/01/2020 (ETM)	6,865,000	6,403,672
0.000%, 01/01/2023 (ETM)	14,000,000	11,858,140
San Marcos California Public Facilities Authority Revenue,
0.000%, 09/01/2019 (ETM)	17,295,000	16,192,963
Woodside California Elementary School District Government School Bonds,
5.000%, 10/01/2023 (Pre-refunded to 10/01/2016)	1,130,000	1,219,835
		55,909,733	5.1%
Colorado
Colorado Health Facilities Authority,
0.000%, 07/15/2022 (ETM)	4,540,000	3,830,807
Colorado Springs Colorado Hospital Revenue Bonds,
5.000%, 12/15/2032 (Pre-refunded to 12/15/2018)	1,300,000	1,494,493
Colorado Springs Colorado Utilities Revenue Bonds,
5.875%, 11/15/2017 (ETM)	4,720,000	5,157,261
County of El Paso Colorado Mortgage Revenue Bonds,
0.000%, 09/01/2015 (ETM)	2,230,000	2,226,075
Dawson Ridge Metropolitan District No. 1 Colorado:
0.000%, 10/01/2022 (ETM)	17,540,000	14,899,704
0.000%, 10/01/2022 (ETM)	26,895,000	22,846,495
Regional Transportation District Colorado Sales Tax Revenue,
5.000%, 11/01/2036 (Pre-refunded to 11/01/2016)	6,785,000	7,328,207
		57,783,042	5.2%
Connecticut
State of Connecticut,
5.000%, 10/15/2020	4,390,000	5,172,956	0.5%
Delaware
State of Delaware,
5.000%, 03/01/2020	2,000,000	2,357,780	0.2%
Florida
Brevard County Florida School Board,
5.000%, 07/01/2020 (Callable 07/01/2017)(Insured by AMBAC)	1,925,000	2,102,658
Broward County Florida School Board:
5.250%, 07/01/2022 (Callable 07/01/2021)	8,390,000	9,962,370
5.250%, 07/01/2023 (Callable 07/01/2021)	4,915,000	5,748,486
County of St. Lucie Florida,
6.000%, 10/01/2020 (ETM)	6,420,000	7,725,122
Dade County Florida Health Facility Authority Hospital Revenue,
5.750%, 05/01/2021 (ETM)	1,570,000	1,770,520
Escambia County Florida Housing Finance Authority Multifamily Housing Revenue,
0.000%, 10/15/2018 (ETM)	4,130,000	3,901,983
Florida State Board of Education,
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	15,965,082
Florida State Department of Management Services,
5.000%, 08/01/2018	2,500,000	2,832,825
Florida State Mid-Bay Bridge Authority Revenue:
6.875%, 10/01/2022 (ETM)	4,675,000	5,890,920
6.875%, 10/01/2022 (ETM)	3,175,000	4,000,786
Florida State Municipal Power Agency Revenue,
5.000%, 10/01/2017 (Callable 03/13/2015)(ETM)	1,590,000	1,774,488
Gulf Environmental Services Inc. Florida Revenue Bonds,
5.000%, 10/01/2018 (ETM)	1,065,000	1,166,335
Hillsborough County Florida School Board Master Lease Program,
5.500%, 07/01/2018 (Insured by NPFGC)	2,000,000	2,290,540
Hillsborough County Industrial Development Authority:
5.625%, 08/15/2029 (Pre-refunded to 08/15/2018)	2,285,000	2,657,706
8.000%, 08/15/2032 (Pre-refunded to 08/15/2019)	1,940,000	2,525,609
Miami Beach Florida Resort Tax Revenue,
6.250%, 10/01/2022 (ETM)	1,470,000	1,779,905
Miami Dade County Florida Entitlement Revenue Bonds,
5.000%, 08/01/2015 (Insured by NPFGC)	3,000,000	3,081,030
Miami-Dade County Florida,
4.500%, 10/01/2020	7,100,000	8,098,544
Miami-Dade County Florida School Board,
5.000%, 05/01/2016 (Insured by NPFGC)	3,000,000	3,174,840
Miami-Dade County Florida Water & Sewer Revenue,
5.250%, 10/01/2022	1,125,000	1,363,365
Orlando Florida Utilities Commission Water & Electric Revenue,
6.750%, 10/01/2017 (ETM)	1,635,000	1,803,585
Palm Beach County Florida Revenue,
5.000%, 11/01/2018 (Pre-refunded to 11/01/2017)	1,000,000	1,119,530
Pinellas County Housing Finance Authority,
4.250%, 03/01/2027 (Callable 09/01/2019)	1,435,000	1,468,895
Sarasota County Florida School Board,
5.000%, 07/01/2015 (Insured by NPFGC)	1,000,000	1,023,310
Seminole County Florida Water & Sewage Revenue,
6.000%, 10/01/2019 (ETM)	5,200,000	5,838,144
Sunrise Florida Utility System Revenue,
5.500%, 10/01/2018 (ETM)	2,750,000	3,041,032
		102,107,610	9.2%
Georgia
Atlanta Georgia Water & Wastewater Revenue,
5.500%, 11/01/2017 (Insured by AGM)	8,445,000	9,516,417
Forsyth County Georgia Hospital Authority Revenue Anticipation Certificates,
6.375%, 10/01/2028 (ETM)	8,050,000	10,295,708
Georgia Municipal Electric Authority Power Revenue,
6.500%, 01/01/2017 (Insured by AGM)	4,700,000	4,945,293
Gwinnett County Georgia School District,
5.000%, 02/01/2026 (Pre-refunded to 02/01/2018)	7,400,000	8,318,858
Northwestern Gwinnett County Georgia Facilities Corporation I Certificate Participation,
5.750%, 06/15/2019 (Pre-refunded to 06/15/2015)	1,735,000	1,785,992
Richmond County Development Authority:
0.000%, 12/01/2021 (ETM)	3,510,000	3,099,505
0.000%, 12/01/2021 (ETM)	720,000	635,796
State of Georgia,
5.000%, 07/01/2020 (Callable 07/01/2017)	12,570,000	13,889,976
Walton County School District,
5.000%, 08/01/2024 (Pre-refunded to 08/01/2015)	1,000,000	1,027,480
		53,515,025	4.8%
Illinois
Chicago Illinois,
5.000%, 01/01/2017 (Callable 01/01/2016)(Insured by AGM)	2,360,000	2,451,686
Chicago Illinois Board of Education:
5.000%, 12/01/2017 (Callable 12/01/2016)(Insured by AGM)	4,345,000	4,649,541
5.000%, 12/01/2017 (Insured by AMBAC)	2,100,000	2,271,822
6.000%, 01/01/2020 (Insured by NPFGC)	14,745,000	16,501,572
Chicago Illinois Public Building Community Building Revenue:
7.000%, 01/01/2015 (ETM)	1,025,000	1,025,000
7.000%, 01/01/2020 (ETM)	1,555,000	1,915,013
Cook County Community High School District No. 233,
4.000%, 12/01/2026 (Callable 06/01/2022)	3,695,000	4,109,616
Cook County Illinois School District No. 097,
9.000%, 12/01/2015 (Insured by NPFGC)	2,605,000	2,806,419
Cook County Illinois School District No. 100,
8.100%, 12/01/2016 (ETM)	1,430,000	1,633,189
Cook County Illinois School District No. 159,
0.000%, 12/01/2022 (ETM)	2,000,000	1,666,720
Dupage County Illinois Stormwater Project,
5.600%, 01/01/2021	980,000	1,113,349
Illinois Development Financial Authority,
0.000%, 07/15/2023 (ETM)	21,475,000	17,760,684
Illinois Finance Authority,
0.000%, 07/15/2025 (ETM)	12,625,000	9,760,514
Illinois Municipal Electric Agency Power Supply Revenue Bonds,
5.250%, 02/01/2016 (Insured by NPFGC)	1,000,000	1,050,490
Illinois State:
5.000%, 01/01/2019 (Insured by AGM)	1,000,000	1,116,420
4.000%, 09/01/2019 (Callable 09/01/2018)(Insured by AGM)	5,000,000	5,276,250
6.000%, 11/01/2026 (Insured by NPFGC)	3,000,000	3,692,940
Illinois State Toll Highway Authority Priority Revenue Bonds,
5.500%, 01/01/2016 (Insured by AGM)	2,100,000	2,207,016
Illinois State Toll Highway Authority Revenue Bonds:
5.000%, 01/01/2026 (Pre-refunded to 07/01/2016)	1,065,000	1,137,186
5.000%, 01/01/2031 (Pre-refunded to 07/01/2016)	2,055,000	2,194,288
Kane County Community Unit School District No 304 Geneva,
9.000%, 01/01/2023 (Insured by AGM)	2,000,000	2,910,500
Kane McHenry Cook & De Kalb Counties Illinois School District No. 300:
9.000%, 01/01/2015 (Insured by AMBAC)	1,000,000	1,000,000
7.750%, 01/01/2017 (ETM)	1,835,000	2,094,047
7.000%, 01/01/2018 (ETM)	5,775,000	6,812,479
7.000%, 01/01/2018 (ETM)	365,000	430,572
Kendall Kane & Will Counties Community Unit School District No. 308,
0.000%, 02/01/2021	13,625,000	11,710,824
Lake County Illinois Community High School District No. 124 Grant,
5.000%, 12/01/2017	1,050,000	1,161,573
McHenry & Kane Counties Illinois Community School District No. 158:
0.000%, 01/01/2016 (ETM)	1,245,000	1,240,842
0.000%, 01/01/2016	725,000	714,603
Metropolitan Pier & Exposition Authority Illinois:
5.500%, 06/15/2016 (ETM)	1,805,000	1,935,285
5.500%, 12/15/2023 (ETM)	2,250,000	2,695,837
Regional Transportation Authority Illinois:
7.750%, 06/01/2020	1,000,000	1,181,480
6.700%, 11/01/2021	1,200,000	1,405,272
6.000%, 07/01/2022 (Insured by NPFGC)	4,705,000	5,888,543
Southern Illinois University Revenue:
5.250%, 04/01/2018 (Insured by NPFGC)	1,075,000	1,189,261
5.250%, 04/01/2019 (Insured by NPFGC)	1,390,000	1,559,330
Village of Schaumburg IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,291,477
Winnebago County Illinois School District No. 122 Harlam-Loves Park:
0.000%, 01/01/2018 (ETM)	155,000	150,273
0.000%, 01/01/2018 (Insured by AGM)	1,205,000	1,113,239
		135,825,152	12.3%
Indiana
Franklin Community Multi-School Building Corp,
5.000%, 07/15/2020	1,990,000	2,215,885
Hammond Indiana Multi-School Building Corporation Revenue Bonds:
6.000%, 01/15/2018 (ETM)	825,000	890,629
5.000%, 07/15/2018 (Insured by NPFGC)	1,330,000	1,487,778
Indiana State Office Building Commissions Facilities Revenue Bonds,
5.250%, 07/01/2017	1,115,000	1,231,651
Indiana Toll Road Commission,
9.000%, 01/01/2015 (ETM)	255,000	255,000
Indianapolis Local Public Improvement Bond Bank,
5.500%, 01/01/2019 (Insured by NPFGC)	1,155,000	1,297,816
Indianapolis Local Public Improvement Bond Waterworks Project,
5.500%, 07/01/2018 (Insured by NPFGC)	3,460,000	3,893,192
Perry Township Multi School Building Corporation,
5.000%, 07/10/2018 (Callable 07/10/2015)	1,000,000	1,023,570
Purdue University Indiana Revenue,
5.000%, 07/01/2015	1,650,000	1,689,039
South Bend Indiana Community School Building Corporation,
5.000%, 07/15/2017 (Insured by NPFGC)	1,000,000	1,088,740
		15,073,300	1.4%
Kansas
City of Wichita KS,
5.000%, 11/15/2034 (Pre-refunded to 11/15/2019)	1,005,000	1,178,473
Wyandotte County Kansas Revenue,
5.000%, 09/01/2019 (Callable 03/01/2019)(Insured by BHAC)	1,865,000	2,124,384
		3,302,857	0.3%
Kentucky
Jefferson County Kentucky School District Financial School Building Revenue Bonds,
5.500%, 01/01/2018 (Insured by AGM)	3,340,000	3,732,851
Louisville & Jefferson County Metropolitan Government,
6.125%, 02/01/2037 (Pre-refunded to 02/01/2018)	13,665,000	15,826,256
		19,559,107	1.8%
Louisiana
Louisiana Public Facilities Authority Revenue:
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	9,885,000	12,708,749
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	20,585,000	27,039,427
State of Louisiana:
5.000%, 11/15/2018	1,775,000	2,032,872
5.000%, 11/15/2020 (Callable 05/15/2020)	10,000,000	11,750,300
		53,531,348	4.8%
Maryland
City of Baltimore MD,
5.000%, 07/01/2024 (ETM)	1,195,000	1,456,454
State of Maryland:
5.000%, 03/15/2019 (Pre-refunded to 03/15/2017)	1,135,000	1,245,129
5.000%, 03/01/2021 (Callable 03/01/2020)	1,000,000	1,176,710
		3,878,293	0.4%
Massachusetts
Massachusetts Clean Water Trust/The,
5.000%, 08/01/2018 (Callable 08/01/2016)(Partially Pre-refunded)	2,115,000	2,269,839
Massachusetts Department of Transportation,
5.000%, 01/01/2020 (ETM)	2,075,000	2,284,368
Massachusetts State:
5.000%, 08/01/2020 (Pre-refunded to 08/01/2016)	5,820,000	6,236,537
4.000%, 12/01/2022 (Callable 12/01/2019)	15,000,000	16,571,400
Massachusetts State Water Resources Authority:
5.250%, 12/01/2015 (ETM)	1,115,000	1,165,655
6.500%, 07/15/2019 (ETM)	2,395,000	2,690,447
		31,218,246	2.8%
Michigan
Brighton Area School District/MI:
5.000%, 05/01/2020 (Insured by Q-SBLF)	1,300,000	1,485,952
5.000%, 05/01/2021 (Insured by Q-SBLF)	500,000	575,155
Detroit Michigan City School District,
5.000%, 05/01/2016 (Callable 05/01/2015)(Insured by AGM and Q-SBLF)	1,000,000	1,014,700
Fraser Public School District:
5.000%, 05/01/2024 (Insured by Q-SBLF)	1,000,000	1,182,480
5.000%, 05/01/2026 (Callable 05/01/2025) (Insured by Q-SBLF)	1,140,000	1,345,223
Garden City Hospital Finance Authority,
4.875%, 08/15/2027 (Pre-refunded to 08/15/2017)	1,000,000	1,106,070
Harper Creek Michigan Community School District,
5.000%, 05/01/2016 (Callable 05/01/2015)(Insured by AGM)	1,550,000	1,572,785
Jenison Michigan Public Schools,
5.250%, 05/01/2015 (Insured by NPFGC)	1,390,000	1,412,351
Lakeview Public School District,
5.000%, 05/01/2017 (Insured by NPFGC and Q-SBLF)	2,275,000	2,466,123
Michigan Finance Authority,
5.000%, 01/01/2019	7,000,000	7,994,140
Michigan State Housing Development Authority,
4.750%, 06/01/2016	4,000,000	4,117,080
Pinckney Community Schools:
5.000%, 05/01/2022 (Insured by Q-SBLF)	1,935,000	2,239,859
5.000%, 05/01/2023 (Insured by Q-SBLF)	2,200,000	2,555,124
St Johns Public Schools,
5.000%, 05/01/2021 (Insured by Q-SBLF)	5,040,000	5,871,399
State of Michigan,
0.000%, 06/01/2022 (ETM)	2,000,000	1,729,840
Wayne-Westland Community Schools,
5.000%, 05/01/2019 (Insured by Q-SBLF)	2,060,000	2,337,317
		39,005,598	3.5%
Minnesota
Minnesota State Housing Finance Agency Homeownership Finance Bond:
4.250%, 07/01/2028 (Callable 01/01/2020)	630,000	661,437
4.500%, 07/01/2034 (Callable 07/01/2021)	1,305,000	1,365,891
University of Minnesota,
5.500%, 07/01/2021 (ETM)	9,980,000	11,964,922
Western Minnesota Municipal Power Agency,
6.375%, 01/01/2016 (ETM)	820,000	843,354
		14,835,604	1.3%
Mississippi
Mississippi Development Bank Special Obligations,
5.250%, 10/01/2030 (Pre-refunded to 10/01/2015)	1,110,000	1,151,037
Mississippi Housing Financial Corporation,
0.000%, 06/01/2015 (ETM)	1,500,000	1,498,665
		2,649,702	0.2%
Missouri
St. Charles County Missouri Francis Howell School District,
4.500%, 03/01/2018	1,000,000	1,107,360	0.1%
Nebraska
Omaha Nebraska Public Electric Power District Revenue,
6.200%, 02/01/2017 (ETM)	5,630,000	5,960,762	0.5%
Nevada
Las Vegas Clark County Nevada Library District,
5.000%, 01/01/2017	2,080,000	2,232,110	0.2%
New Hampshire
New Hampshire Housing Finance Authority Revenue Bonds,
5.250%, 07/01/2028 (Callable 01/01/2021)	2,385,000	2,490,608
State of New Hampshire,
5.000%, 07/01/2021 (Callable 07/01/2020)	1,000,000	1,190,630
		3,681,238	0.3%

New Jersey
County of Hudson NJ,
3.000%, 03/15/2021	1,140,000	1,212,219
New Jersey Educational Facilities Authority,
7.500%, 12/01/2032 (Pre-refunded to 06/01/2019)	3,575,000	4,516,905
New Jersey Health Care Facilities Financing Authority,
5.750%, 07/01/2039 (Pre-refunded to 07/01/2019)	870,000	1,037,344
New Jersey State Housing & Mortgage Finance Agency Bonds,
4.500%, 10/01/2029 (Callable 04/01/2021)	7,305,000	7,630,292
New Jersey State Transportation Trust Fund Authority:
5.500%, 12/15/2015 (Insured by AMBAC)	2,595,000	2,719,768
5.250%, 12/15/2020	5,000,000	5,781,650
New Jersey State Turnpike Authority:
6.500%, 01/01/2016 (ETM)	585,000	591,944
6.500%, 01/01/2016 (ETM)	45,000	45,534
5.500%, 01/01/2025	2,100,000	2,664,312
		26,199,968	2.4%
New Mexico
New Mexico Mortgage Financial Authority:
4.625%, 09/01/2025 (Callable 03/01/2020)	970,000	1,009,877
4.500%, 09/01/2028 (Callable 03/01/2020)	735,000	775,079
New Mexico State Hospital Equipment Loan Council Hospital Revenue,
5.250%, 07/01/2025 (Pre-refunded to 07/01/2015)	1,000,000	1,023,680
		2,808,636	0.3%
New York
Cattaraugus-Little Valley Central School District:
3.125%, 06/15/2016 (Insured by AGM)	1,520,000	1,567,880
3.125%, 06/15/2017 (Insured by AGM)	1,000,000	1,046,430
Churchville-Chili Central School District:
3.000%, 06/15/2017	1,045,000	1,096,842
3.000%, 06/15/2018	1,070,000	1,134,746
City of New York NY,
5.000%, 08/01/2022	5,000,000	6,002,050
Long Island Power Authority and Electric System Revenue,
5.000%, 12/01/2017 (Callable 12/01/2016)(Insured by NPFGC)	2,000,000	2,154,740
Metropolitan Transit Authority New York,
6.000%, 04/01/2020 (ETM)	13,430,000	15,718,472
New York State Dormitory Authority,
5.000%, 12/15/2023 (Callable 12/15/2022)	11,685,000	14,142,122
New York State Thruway Authority,
5.000%, 03/15/2022 (Callable 03/15/2019)	4,040,000	4,603,459
New York State Urban Development Corp,
5.000%, 03/15/2022	2,000,000	2,408,900
New York, New York:
5.000%, 03/01/2016 (Callable 03/01/2015)(Partially Pre-refunded)(Insured by FGIC-TCRS)	1,000,000	1,007,330
5.250%, 08/15/2021 (Callable 08/15/2018)	1,125,000	1,285,414
Suffolk County Water Authority,
6.000%, 06/01/2017 (ETM)	4,715,000	5,053,160
Susquehanna Valley Central School District:
3.125%, 06/15/2017 (Insured by AGM)	1,155,000	1,208,626
3.125%, 06/15/2019 (Insured by AGM)	1,375,000	1,428,529
TSASC Inc. New York,
4.750%, 06/01/2022 (Callable 06/01/2016)	150,000	150,559
Westchester Tobacco Asset Securitization Corp. New York,
6.950%, 07/15/2039 (Pre-refunded to 07/15/2017)	13,075,000	15,234,336
		75,243,595	6.8%
North Carolina
North Carolina Eastern Municipal Power Agency,
5.000%, 01/01/2021 (ETM)	10,120,000	11,909,216
North Carolina Eastern Municipal Power Agency Power Systems Revenue:
5.000%, 01/01/2017 (ETM)	6,630,000	6,926,560
6.400%, 01/01/2021 (ETM)	5,362,000	6,212,681
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	7,665,000	9,028,067
6.000%, 01/01/2026 (Pre-refunded to 01/01/2022)	2,285,000	2,934,854
		37,011,378	3.4%
Ohio
Cincinnati Ohio City School District,
5.000%, 12/01/2016 (Insured by AGM)	2,000,000	2,169,820
Cleveland Municipal School District:
4.000%, 12/01/2017	1,790,000	1,926,685
4.000%, 12/01/2018	1,865,000	2,022,611
4.000%, 12/01/2019	1,940,000	2,114,619
5.000%, 12/01/2020	2,015,000	2,323,275
Miamisburg Ohio Water Revenue,
7.000%, 11/15/2016 (Callable 03/13/2015)(ETM)	60,000	63,071
Ohio Housing Finance Agency,
5.000%, 11/01/2028 (Callable 05/01/2020)	1,630,000	1,731,321
State of Ohio:
5.000%, 03/01/2019	1,220,000	1,403,488
5.500%, 02/01/2020	1,195,000	1,429,423
5.000%, 06/15/2021	6,740,000	8,091,572
		23,275,885	2.1%
Pennsylvania
Central Dauphin Pennsylvania School District,
6.750%, 02/01/2024 (Pre-refunded to 02/01/2016)	1,275,000	1,363,600
Erie Pennsylvania Sewer Authority Revenue,
5.125%, 06/01/2020 (ETM)	1,380,000	1,559,662
Lampeter Strasburg School District,
4.000%, 06/01/2019	1,715,000	1,852,818
Pennsylvania Convention Center Authority Revenue Bonds,
6.000%, 09/01/2019 (ETM)	11,125,000	12,999,118
Pennsylvania Housing Finance Agency:
3.700%, 04/01/2018	2,130,000	2,250,430
3.750%, 10/01/2018	1,760,000	1,877,515
3.900%, 04/01/2019	1,025,000	1,102,398
3.900%, 10/01/2019 (Callable 04/01/2019)	1,675,000	1,801,479
Philadelphia Hospitals & Higher Education Facilities Authority:
5.000%, 05/15/2020 (ETM)	1,525,000	1,794,498
5.250%, 05/15/2023 (Pre-refunded to 05/15/2020)	2,675,000	3,181,966
Philadelphia Pennsylvania Authority For Industrial Development Revenue,
5.250%, 01/01/2027 (Pre-refunded to 01/01/2017)	1,790,000	1,950,724
Philadelphia Pennsylvania Gas Works,
7.000%, 05/15/2020 (ETM)	2,120,000	2,473,552
South Fork Municipal Authority:
5.500%, 07/01/2029 (Pre-refunded to 07/01/2020)	450,000	544,455
5.375%, 07/01/2035 (Pre-refunded to 07/01/2020)	370,000	446,320
		35,198,535	3.2%
Puerto Rico
Commonwealth of Puerto Rico,
5.000%, 07/01/2021	6,000,000	4,736,760
Puerto Rico Electric Power Authority:
0.000%, 07/01/2017 (ETM)	5,010,000	4,583,649
0.000%, 07/01/2017 (Pre-refunded to various dates)(ETM)	3,000,000	2,694,810
Puerto Rico Public Finance Corp.,
6.000%, 08/01/2026 (ETM)	1,080,000	1,418,256
		13,433,475	1.2%
South Carolina
Charleston Educational Excellence Finance Corp,
5.000%, 12/01/2026 (Callable 12/01/2023)	4,580,000	5,468,566
Piedmont Municipal Power Agency South Carolina Electric Revenue,
6.750%, 01/01/2020 (ETM)	6,450,000	8,070,949
		13,539,515	1.2%
South Dakota
Heartland Consumers Power District,
7.000%, 01/01/2016 (ETM)	455,000	469,537	0.1%
Tennessee
County of Rutherford TN,
5.000%, 04/01/2021	1,955,000	2,341,543
Metropolitan Government Nashville & Davidson County Tennessee H&E,
0.000%, 06/01/2021 (ETM)	1,050,000	934,993
Shelby County Tennessee Health Educational & Housing Facilities Revenue,
5.500%, 08/15/2019 (ETM)	3,755,000	4,002,680
Tennessee Housing Development Agency,
4.500%, 07/01/2028 (Callable 01/01/2020)	2,935,000	3,021,436
		10,300,652	0.9%
Texas
Amarillo Independent School District,
5.000%, 02/01/2026 (Callable 02/01/2024)(PSF Guaranteed)	1,370,000	1,676,250
Arlington Higher Education Finance Corp,
5.000%, 08/15/2024 (PSF Guaranteed)	1,000,000	1,229,610
Barbers Hill Texas Independent School District General Obligation,
5.000%, 02/15/2017 (Pre-refunded to 02/15/2015)(PSF Guaranteed)	2,125,000	2,136,305
Capital Area Housing Finance Corporation Texas,
0.000%, 01/01/2016 (ETM)	6,060,000	6,033,821
Central Texas Housing Finance Corporation,
0.000%, 09/01/2016 (ETM)	1,500,000	1,484,730
City of Austin TX Water & Wastewater System Revenue,
5.000%, 11/15/2024 (Callable 11/15/2022)	3,000,000	3,615,090
City of Houston TX Combined Utility System Revenue:
0.000%, 12/01/2019 (ETM)	13,355,000	12,411,469
5.500%, 12/01/2024 (ETM)	1,735,000	2,206,452
5.500%, 12/01/2029 (ETM)	16,050,000	21,784,183
Conroe Independent School District:
5.000%, 02/15/2022 (Callable 02/15/2021)(PSF Guaranteed)	1,000,000	1,198,380
5.000%, 02/15/2023 (Callable 02/15/2021)(PSF Guaranteed)	2,680,000	3,197,883
Cypress-Fairbanks Independent School District:
5.000%, 02/15/2017 (Pre-refunded to 02/15/2016)	1,085,000	1,142,125
5.000%, 02/15/2017 (Callable 02/15/2016)(PSF Guaranteed)	415,000	436,277
Dallas Texas Independent School District,
5.000%, 02/15/2020 (PSF Guaranteed)	2,410,000	2,831,051
El Paso Texas,
5.000%, 08/15/2018	1,355,000	1,538,846
Frisco Texas Independent School District,
6.000%, 08/15/2018 (Callable 08/15/2016)(PSF Guaranteed)	1,625,000	1,771,006
Georgetown Independent School District,
4.000%, 02/15/2020 (PSF Guaranteed)	1,900,000	2,141,699
Georgetown Texas Independent School District,
5.000%, 02/15/2016 (Callable 02/15/2015)(PSF Guaranteed)	1,000,000	1,005,320
Goose Creek Consolidated Independent School District,
5.000%, 02/15/2021 (PSF Guaranteed)	1,050,000	1,253,574
Harris County Texas:
5.000%, 10/01/2019	1,525,000	1,778,745
5.750%, 10/01/2020 (Pre-refunded to 10/01/2018)	175,000	204,985
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	6,830,000	8,000,252
Harris County Texas Health Facilities Development Corporation Hospital Revenue,
5.500%, 10/01/2019 (ETM)	4,780,000	5,401,830
Houston Higher Education Finance Corp:
5.000%, 02/15/2020	1,000,000	1,170,940
5.000%, 02/15/2026 (Callable 02/15/2024)	1,030,000	1,237,638
Humble Texas Independent School District,
5.000%, 02/15/2021 (PSF Guaranteed)	1,500,000	1,793,700
Irving Independent School District,
5.000%, 02/15/2025 (Callable 08/15/2024)	1,250,000	1,539,438
Killeen Independent School District,
4.000%, 02/15/2024 (Callable 02/15/2021)(PSF Guaranteed)	1,145,000	1,258,057
La Porte Independent School District/TX,
5.000%, 02/15/2018 (Pre-refunded to 02/15/2015)(Insured by NPFGC)	85,000	85,447
Llano Independent School District,
5.000%, 02/15/2024 (Callable 02/15/2023)(PSF Guaranteed)	1,265,000	1,534,015
Lower Colorado River Authority,
4.750%, 01/01/2028 (ETM)	1,200,000	1,445,112
Lubbock Texas,
5.000%, 02/15/2021 (Callable 02/15/2018)(Insured by AGM)	3,425,000	3,815,313
Lubbock Texas Housing Finance Corp.,
8.000%, 10/01/2021 (ETM)	1,780,000	2,433,687
Lubbock Texas Independent School District,
4.000%, 02/15/2022 (Callable 02/15/2020)(PSF Guaranteed)	1,000,000	1,097,160
Magnolia Texas Independent School District,
5.000%, 08/15/2016 (PSF Guaranteed)	1,475,000	1,582,174
Mansfield Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	1,725,000	2,104,776
5.000%, 02/15/2024 (PSF Guaranteed)	1,905,000	2,351,894
Mission Consolidation Independent School District,
5.000%, 02/15/2019 (Pre-refunded to 02/17/2015)(PSF Guaranteed)	1,265,000	1,272,071
North East Independent School District/TX,
5.000%, 08/01/2021 (PSF Guaranteed)	6,095,000	7,323,386
Pasadena Independent School District,
5.000%, 02/15/2022 (Callable 02/15/2021)(PSF Guaranteed)	1,115,000	1,312,734
Pflugerville Independent School District,
5.000%, 02/15/2025 (Callable 02/15/2024)(PSF Guaranteed)	1,000,000	1,226,240
Retama Texas Development Corporation Special Facilities Revenue,
8.750%, 12/15/2018 (ETM)	2,035,000	2,596,701
San Antonio Texas Electric & Gas Revenue,
5.650%, 02/01/2019 (ETM)	11,665,000	13,111,577
San Antonio Texas Hotel Occupancy Tax Revenue Bonds,
0.000%, 08/15/2015 (ETM)	2,100,000	2,095,926
San Antonio Texas Independent School District,
5.000%, 08/15/2017 (Callable 08/15/2015)(PSF Guaranteed)	2,000,000	2,058,840
Sherman Independent School District/TX,
5.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	1,775,000	2,173,292
Spring Texas Independent School District,
5.000%, 08/15/2019 (Callable 08/15/2018)(PSF Guaranteed)	1,020,000	1,159,954
Tarrant County Texas Health Facilities Revenue,
6.000%, 09/01/2024 (ETM)	7,990,000	9,603,820
Tarrant County Texas Housing Finance Corporation Revenue Bonds,
0.000%, 09/15/2016 (ETM)	1,800,000	1,784,250
Temple Independent School District,
4.000%, 02/01/2022 (Callable 02/01/2021)(PSF Guaranteed)	1,120,000	1,249,450
Texas State:
5.000%, 10/01/2018	6,285,000	7,182,184
5.000%, 04/01/2020 (Pre-refunded to 04/01/2016)	3,965,000	4,200,362
5.000%, 08/01/2021	1,205,000	1,453,664
Tomball Hospital Authority,
5.000%, 07/01/2020 (Pre-refunded to 07/01/2015)	2,200,000	2,252,162
University of Texas Revenue Bonds,
5.000%, 08/15/2018 (Pre-refunded to 08/15/2016)	1,225,000	1,312,771
University of Texas System/The,
5.000%, 08/15/2022	9,530,000	11,628,506
Ysleta Independent School District:
5.000%, 08/15/2023 (Callable 08/15/2021)(PSF Guaranteed)	1,020,000	1,208,517
5.000%, 08/15/2025 (Callable 08/15/2024)(PSF Guaranteed)	1,545,000	1,911,752
		186,047,393	16.8%
Utah
Granite School District Board of Education:
5.000%, 06/01/2022 (Callable 06/01/2021)	3,900,000	4,656,678
5.000%, 06/01/2023 (Callable 06/01/2021)	1,750,000	2,079,052
Salt Lake City Utah Hospital Revenue,
8.125%, 05/15/2015 (Callable 02/02/2015)(ETM)	85,000	87,415
		6,823,145	0.6%
Virginia
Bristol Virginia Utility Systems General Obligations,
5.500%, 11/01/2018 (ETM)	1,095,000	1,232,182
County of Fairfax VA,
4.000%, 10/01/2016	2,500,000	2,651,500
Danville Industrial Development Authority,
5.250%, 10/01/2028 (ETM)	1,500,000	1,822,830
Virginia Public School Authority,
6.250%, 12/01/2028 (Pre-refunded to 12/01/2018)	1,285,000	1,536,577
		7,243,089	0.7%
Washington
Snohomish County School District No. 201,
4.000%, 12/01/2021 (Callable 12/01/2020)	4,500,000	5,065,425
Snohomish County Washington Public Utilities Revenue,
6.800%, 01/01/2020 (Callable 03/13/2015)(ETM)	3,605,000	4,232,378
Thurston & Pierce Counties Washington Community Schools,
4.250%, 12/01/2021 (Callable 12/01/2020)	2,755,000	3,074,057
Walla Walla County School District No 250 College Place,
5.000%, 12/01/2019	1,290,000	1,462,112
Washington Health Care Facilities Authority:
6.250%, 08/01/2028 (Pre-refunded to 08/01/2018)	1,305,000	1,539,091
6.125%, 11/15/2031 (Pre-refunded to 05/15/2021)	455,000	578,987
6.250%, 08/01/2036 (Pre-refunded to 08/01/2018)	7,850,000	9,258,133
6.250%, 11/15/2041 (Pre-refunded to 05/15/2021)	4,435,000	5,676,933
Washington State:
5.000%, 01/01/2021	10,000,000	11,889,500
5.500%, 07/01/2023	5,000,000	6,165,050
		48,941,666	4.4%
West Virginia
Ohio County Board of Education,
5.250%, 06/01/2018 (ETM)	1,130,000	1,287,816	0.1%
Wisconsin
Ladysmith-Hawkins Wisconsin School District General Obligation,
5.200%, 04/01/2018 (Callable 04/01/2016)(Insured by NPFGC)	2,685,000	2,825,533	0.3%
Total Municipal Bonds (Cost $1,062,045,002)		1,106,942,063	100.1%

	Shares
SHORT-TERM INVESTMENT
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01% «	12,684,854	12,684,854
Total Short-Term Investments (Cost $12,684,854)		12,684,854	1.2%

Total Investments (Cost $1,074,729,856)		1,119,626,917	101.3%
Liabilities in Excess of Other Assets		(14,014,266)	(1.3)%
TOTAL NET ASSETS		$1,105,612,651	100.0%

Notes to Schedule of Investments
AGM - Assured Guaranty Municipal
AMBAC - Ambac Assurance Corporation
BHAC - Berkshire Hathaway Assurance Corp.
FGIC-TCRS - Financial Guaranty Insurance Company
NPFGC - National Public Finance Guarantee Corp.
PSF - Texas Permanent School Fund
ETM - Escrowed to Maturity
Q-SBLF - Qualified School Building Loan Fund
« 7-Day Yield

Baird Aggregate Bond Fund
Schedule of Investments
December 31, 2014

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020 @	$423,000,000	$441,737,631
6.250%, 08/15/2023	23,600,000	31,423,022
5.250%, 11/15/2028 @	60,626,500	81,282,131
4.375%, 02/15/2038	400	523
3.500%, 02/15/2039 @	196,330,900	225,489,180
3.125%, 08/15/2044 @	2,500,000	2,691,405
		782,623,892	21.2%
Corporate Bonds
Finance
ABN AMRO Bank N.V.,
2.500%, 10/30/2018 (Acquired 10/23/2013 through 01/13/2014, Cost $11,027,299) * f	11,033,000	11,143,506
Ally Financial Inc.,
8.000%, 12/31/2018	360,000	408,600
American International Group, Inc.:
5.450%, 05/18/2017	2,678,000	2,921,961
6.400%, 12/15/2020 @	830,000	989,750
4.875%, 06/01/2022	3,700,000	4,156,373
4.125%, 02/15/2024 @	893,000	950,609
8.175%, 05/15/2058	893,000	1,210,015
Ameriprise Financial, Inc.,
7.300%, 06/28/2019	1,785,000	2,150,802
AmSouth Bancorporation,
6.750%, 11/01/2025	223,000	265,930
Associates Corporation of North America,
6.950%, 11/01/2018	4,764,000	5,564,304
Australia and New Zealand Banking Group Limited,
4.500%, 03/19/2024 (Acquired 03/12/2014, Cost $5,991,840) * @ f	6,000,000	6,124,926
BAC Capital Trust VI,
5.625%, 03/08/2035 ^	357,000	370,883
Bank of America Corporation:
10.200%, 07/15/2015	1,531,000	1,606,171
6.400%, 08/28/2017	893,000	994,950
6.875%, 04/25/2018	3,162,000	3,631,810
7.750%, 05/14/2038	1,138,000	1,607,202
BanPonce Trust I,
Series A, 8.327%, 02/01/2027	1,941,000	1,694,779
Barclays Bank PLC:
2.500%, 02/20/2019 @ f	2,000,000	2,026,572
6.750%, 05/22/2019 f	3,570,000	4,200,833
3.750%, 05/15/2024 f	1,450,000	1,494,589
BNP Paribas,
3.250%, 03/03/2023 f	3,570,000	3,639,561
BNZ International Funding Limited,
2.350%, 03/04/2019 (Acquired 09/03/2014, Cost $3,288,021) * f	3,300,000	3,300,393
BPCE:
1.082%, 02/10/2017 f	2,544,000	2,560,849
2.500%, 07/15/2019 @ f	1,925,000	1,932,583
5.700%, 10/22/2023 (Acquired 10/15/2013 through 09/30/2014, Cost $8,230,913) * f	8,055,000	8,649,193
4.000%, 04/15/2024 @ f	2,500,000	2,612,915
Capital One Bank, (USA), National Association,
3.375%, 02/15/2023	6,000,000	5,966,646
Capital One N.A.,
2.400%, 09/05/2019	12,000,000	11,941,416
Citigroup Inc.:
4.450%, 01/10/2017	893,000	943,975
6.125%, 11/21/2017	2,477,000	2,762,063
1.850%, 11/24/2017	6,100,000	6,092,991
3.750%, 06/16/2024 @	1,000,000	1,021,248
Citizens Bank, National Association,
2.450%, 12/04/2019	18,000,000	17,887,500
CNA Financial Corporation:
6.500%, 08/15/2016	4,463,000	4,827,337
7.250%, 11/15/2023	4,000,000	4,987,668
Commonwealth Bank of Australia,
0.833%, 10/08/2015 (Acquired 01/09/2013, Cost $4,263,757) * f	4,263,000	4,262,071
Compass Bank,
2.750%, 09/29/2019	8,650,000	8,658,840
Countrywide Financial Corporation,
6.250%, 05/15/2016	4,757,000	5,048,804
Credit Agricole SA:
1.106%, 10/03/2016 (Acquired 09/26/2013, Cost $1,500,000) * @ f	1,500,000	1,509,351
6.637%, 05/29/2049 (Acquired 05/23/2007, Cost $893,000) * @ f	893,000	934,013
Credit Suisse:
5.300%, 08/13/2019 @ f	1,406,000	1,577,124
5.400%, 01/14/2020 f	5,000,000	5,591,435
3.625%, 09/09/2024 @ f	4,325,000	4,399,559
Deutsche Bank Aktiengesellschaft,
3.700%, 05/30/2024 @ f	10,000,000	10,147,670
Discover Financial Services,
3.950%, 11/06/2024	5,000,000	5,026,215
Dresdner Bank AG,
7.250%, 09/15/2015 f	5,475,000	5,661,544
First Hawaiian Capital I,
Series B, 8.343%, 07/01/2027	3,346,000	3,390,733
First Horizon National Corporation,
5.375%, 12/15/2015	2,872,000	2,973,384
First Tennessee Bank National Association:
5.050%, 01/15/2015	8,503,000	8,513,901
5.650%, 04/01/2016	500,000	516,689
2.950%, 12/01/2019	3,400,000	3,391,265
FMR LLC,
4.950%, 02/01/2033 (Acquired 01/29/2013, Cost $1,747,795) * @	1,750,000	1,934,819
General Electric Capital Corporation:
5.550%, 05/04/2020 @	5,534,000	6,360,099
4.650%, 10/17/2021	5,355,000	6,035,776
Genworth Holdings, Inc.,
4.900%, 08/15/2023	1,339,000	1,078,828
Goldman Sachs Capital I,
6.345%, 02/15/2034 @	1,053,000	1,252,654
Great-West Life & Annuity Insurance Capital LP II,
7.153%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $2,482,656) *	2,499,000	2,586,465
Highmark Inc,
4.750%, 05/15/2021 (Acquired 05/03/2011 through 07/30/2014, Cost $4,379,807) *	4,378,000	4,521,677
HSBC Bank plc,
0.872%, 05/15/2018 (Acquired 12/17/2014, Cost $4,973,561) * f	4,950,000	4,969,770
HSBC Finance Corporation,
0.664%, 06/01/2016	5,000,000	4,989,085
HSBC Holdings PLC,
6.500%, 09/15/2037 f	1,874,000	2,407,876
HSBC USA Capital Trust I,
7.808%, 12/15/2026 (Acquired 03/08/2007, Cost $302,289) *	300,000	302,451
HSBC USA Capital Trust III:
7.750%, 11/15/2026	893,000	900,101
8.380%, 05/15/2027 (Acquired 11/06/2007, Cost $450,453) *	446,000	451,828
HSBC USA Inc.,
9.125%, 05/15/2021	625,000	829,109
Humana Inc.,
7.200%, 06/15/2018	1,870,000	2,184,512
ING Bank N.V.:
4.000%, 03/15/2016 (Acquired 03/08/2011, Cost $3,256,241) * @ f	3,258,000	3,369,857
3.750%, 03/07/2017 (Acquired 03/28/2012, Cost $1,903,782) * f	1,919,000	2,008,237
2.500%, 10/01/2019 (Acquired 09/23/2014, Cost $3,481,100) * f	3,500,000	3,522,386
5.800%, 09/25/2023 (Acquired 01/14/2014 through 04/07/2014, Cost $2,585,887) * f	2,450,000	2,717,734
Invesco Finance PLC,
3.125%, 11/30/2022 f	5,902,000	5,849,283
J.P. Morgan Chase & Co.:
2.200%, 10/22/2019	3,675,000	3,643,310
4.250%, 10/15/2020	636,000	683,764
5.600%, 07/15/2041	4,106,000	4,971,171
J.P. Morgan Chase Bank, National Association,
6.000%, 10/01/2017	500,000	554,942
Jefferies Group LLC:
6.875%, 04/15/2021	3,570,000	4,058,233
6.250%, 01/15/2036	1,290,000	1,267,779
John Hancock Life Insurance Company,
7.375%, 02/15/2024 (Acquired 08/26/2010, Cost $6,693,506) *	6,069,000	7,575,969
Kookmin Bank,
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $3,988,720) * f	4,000,000	3,977,640
LeasePlan Corporation N.V.:
3.000%, 10/23/2017 (Acquired 12/03/2013 through 04/04/2014, Cost $763,883) * f	750,000	768,182
2.500%, 05/16/2018 (Acquired 08/02/2013 through 10/20/2014, Cost $18,106,913) * f	18,158,000	18,165,790
Liberty Mutual Group Inc.:
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $2,660,995) *	2,678,000	2,759,623
10.750%, 06/15/2058 (Acquired 05/21/2008, Cost $2,182,029) *	2,231,000	3,443,809
Liberty Mutual Insurance Company,
7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $297,700) *	465,000	587,397
Lincoln National Corporation:
8.750%, 07/01/2019	5,218,000	6,520,048
6.050%, 04/20/2067	1,004,000	1,004,000
Lloyds Bank plc,
5.800%, 01/13/2020 (Acquired 02/10/2010, Cost $1,403,280) * f	1,428,000	1,650,118
M&I Marshall & Ilsley Bank,
4.850%, 06/16/2015	5,355,000	5,451,738
M&T Capital Trust I,
8.234%, 02/01/2027	2,798,000	2,824,122
M&T Capital Trust II,
8.277%, 06/01/2027	1,406,000	1,431,215
Macquarie Bank Limited,
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $4,996,950) * f	5,000,000	4,967,140
Macquarie Group Limited:
3.000%, 12/03/2018 (Acquired 11/25/2013, Cost $8,490,900) * @ f	8,525,000	8,728,500
7.625%, 08/13/2019 (Acquired 02/12/2014 through 04/09/2014, Cost $1,926,933) * f	1,630,000	1,954,299
Marsh & McLennan Companies, Inc.,
2.300%, 04/01/2017	2,231,000	2,258,651
Massachusetts Mutual Life Insurance Company,
8.875%, 06/01/2039 (Acquired 05/27/2009 through 12/16/2014, Cost $19,421,722) * @	13,000,000	20,975,461
MBIA Insurance Corporation,
11.491%, 01/15/2033 (Acquired 01/11/2008, Cost $714,000) * §	714,000	428,400
MetLife, Inc.:
7.717%, 02/15/2019 @	982,000	1,189,961
6.500%, 12/15/2032	466,000	621,616
Mizuho Bank, Ltd.:
1.850%, 03/21/2018 (Acquired 03/14/2013, Cost $3,119,689) * f	3,124,000	3,107,012
2.450%, 04/16/2019 (Acquired 04/09/2014, Cost $2,096,262) * f	2,100,000	2,086,337
Morgan Stanley:
7.300%, 05/13/2019	5,110,000	6,061,206
2.375%, 07/23/2019 @	1,000,000	996,312
5.625%, 09/23/2019	1,941,000	2,190,989
Series F, 3.875%, 04/29/2024	1,650,000	1,692,960
3.700%, 10/23/2024 @	4,000,000	4,054,480
National Australia Bank Limited,
0.733%, 10/08/2015 (Acquired 01/16/2013, Cost $8,703,094) * f	8,700,000	8,698,747
National City Bank,
5.800%, 06/07/2017	1,750,000	1,921,491
Navient, LLC,
5.625%, 08/01/2033	446,000	336,730
Nomura Holdings, Inc.:
2.000%, 09/13/2016 f	6,248,000	6,298,403
2.750%, 03/19/2019 @ f	1,400,000	1,415,334
6.700%, 03/04/2020 f	1,667,000	1,970,854
PNC Bank, National Association,
4.200%, 11/01/2025	2,678,000	2,832,488
PNC Funding Corp,
5.250%, 11/15/2015	2,500,000	2,591,002
Protective Life Corporation,
7.375%, 10/15/2019	7,096,000	8,539,291
Prudential Covered Trust 2012-1,
2.997%, 09/30/2015 (Acquired 12/19/2012 through 07/23/2013, Cost $6,041,068) *	5,974,500	6,058,418
Rabobank Nederland,
0.485%, 03/07/2016 (Acquired 05/21/2013, Cost $8,648,260) * f	8,676,000	8,691,435
Raymond James Financial, Inc.,
8.600%, 08/15/2019	5,000,000	6,207,845
Regions Bank,
7.500%, 05/15/2018 @	7,108,000	8,251,642
Regions Financial Corporation,
5.750%, 06/15/2015	1,785,000	1,822,073
Santander Bank, N.A.,
8.750%, 05/30/2018	8,802,000	10,483,200
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013 through 12/02/2014, Cost $10,318,530) * f	9,880,000	10,435,216
Skandinaviska Enskilda Banken AB:
2.375%, 11/20/2018 (Acquired 11/13/2013, Cost $4,995,550) * f	5,000,000	5,056,920
2.375%, 03/25/2019 (Acquired 03/18/2014, Cost $1,498,875) * f	1,500,000	1,509,720
SpareBank 1 Boligkreditt AS,
1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,428,322) * f	4,463,000	4,368,594
Springleaf Finance Corp,
6.900%, 12/15/2017	400,000	426,000
Standard Chartered PLC,
5.700%, 03/26/2044 (Acquired 03/21/2014, Cost $5,988,000) * f	6,000,000	6,241,158
Sumitomo Mitsui Banking Corporation,
3.950%, 07/19/2023 f	1,850,000	1,969,438
SunTrust Bank,
7.250%, 03/15/2018	1,874,000	2,168,319
SUSA Partnership, L.P.,
8.200%, 06/01/2017	921,000	1,050,456
Swedbank AB:
2.125%, 09/29/2017 (Acquired 09/24/2012, Cost $1,782,305) * f	1,785,000	1,805,574
2.375%, 02/27/2019 (Acquired 02/20/2014, Cost $7,287,663) * f	7,300,000	7,344,136
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 03/23/2006, Cost $889,044) *	893,000	936,874
Synchrony Financial:
3.000%, 08/15/2019	2,000,000	2,021,886
3.750%, 08/15/2021	10,000,000	10,214,890
4.250%, 08/15/2024	8,000,000	8,209,032
TD Ameritrade Holding Corporation:
5.600%, 12/01/2019	2,945,000	3,380,639
3.625%, 04/01/2025	7,000,000	7,094,591
The Bank of Tokyo-Mitsubishi UFJ, Ltd.:
0.611%, 07/15/2016 f	4,600,000	4,598,560
4.100%, 09/09/2023 (Acquired 09/03/2013 through 03/26/2014, Cost $2,940,356) * f	2,911,000	3,134,548
3.750%, 03/10/2024 (Acquired 03/04/2014, Cost $2,594,410) * f	2,600,000	2,693,176
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	5,547,000	6,393,195
The Goldman Sachs Group, Inc.:
6.250%, 09/01/2017	893,000	993,596
6.150%, 04/01/2018	5,634,000	6,323,709
7.500%, 02/15/2019 @	1,964,000	2,336,101
2.550%, 10/23/2019	2,700,000	2,690,140
3.850%, 07/08/2024	3,000,000	3,076,794
The Guardian Life Insurance Company of America,
4.875%, 06/19/2064 (Acquired 06/16/2014, Cost $1,993,300) *	2,000,000	2,129,208
The Hartford Financial Services Group, Inc.:
4.000%, 10/15/2017	4,463,000	4,745,182
8.125%, 06/15/2038	1,964,000	2,248,450
The Royal Bank of Scotland Public Limited Company,
6.125%, 01/11/2021 f	2,812,000	3,313,607
UBS AG:
1.375%, 08/14/2017 f	7,000,000	6,954,458
5.750%, 04/25/2018 f	2,678,000	3,012,587
Voya Financial, Inc.,
5.500%, 07/15/2022	17,350,000	19,598,838
WellPoint, Inc.,
5.100%, 01/15/2044	1,584,000	1,780,018
Wells Fargo Bank, National Association,
6.000%, 11/15/2017	3,789,000	4,247,139
Westpac Banking Corporation,
1.600%, 01/12/2018 f	7,079,000	7,078,561
Willis North America, Inc.:
5.625%, 07/15/2015	669,000	685,201
7.000%, 09/29/2019	4,463,000	5,205,184
		638,758,870	17.3%
Utility
Arizona Public Service Company,
8.750%, 03/01/2019	759,000	954,681
Beaver Valley II Funding Corporation,
9.000%, 06/01/2017	219,000	236,520
ENEL Finance International N.V.:
5.125%, 10/07/2019 (Acquired 09/30/2009, Cost $2,199,280) * f	2,209,000	2,440,834
6.800%, 09/15/2037 (Acquired 09/13/2007, Cost $1,691,506) * f	1,696,000	2,168,421
Exelon Generation Company, LLC,
6.200%, 10/01/2017	1,964,000	2,182,446
Mega Advance Investments Ltd,
5.000%, 05/12/2021 (Acquired 05/09/2011, Cost $4,858,830) * f	4,909,000	5,316,840
MidAmerican Energy Holdings Company,
2.400%, 02/01/2020 (Acquired 12/01/2014, Cost $4,998,900) *	5,000,000	4,978,230
National Rural Utilities Cooperative Finance Corporation:
10.375%, 11/01/2018	547,000	712,593
8.000%, 03/01/2032	2,834,000	4,165,224
NextEra Energy Capital Holdings, Inc.,
Series D, 7.300%, 09/01/2067	2,455,000	2,626,850
PPL Energy Supply, LLC,
Series A, 5.700%, 10/15/2015	1,839,000	1,879,046
PSEG Power LLC:
5.320%, 09/15/2016	2,877,000	3,073,720
5.125%, 04/15/2020	3,575,000	3,971,600
RGS I&M Funding Corp,
Series F*, 9.820%, 06/07/2022	759,638	900,204
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $1,772,791) * @ f	1,785,000	1,868,681
		37,475,890	1.0%
Industrials
Actavis Funding SCS,
3.850%, 06/15/2024 @ f	3,000,000	3,015,327
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	3,749,000	4,155,605
Altera Corporation,
4.100%, 11/15/2023	2,000,000	2,070,000
Ameritech Capital Funding Corporation:
9.100%, 06/01/2016	910,497	985,098
6.450%, 01/15/2018	2,668,000	2,992,269
Anadarko Petroleum Corporation:
6.375%, 09/15/2017 @	5,355,000	5,953,699
8.700%, 03/15/2019	2,432,000	2,979,081
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 04/02/2009, Cost $1,785,000) * f	1,785,000	2,223,114
Apple Inc.,
2.400%, 05/03/2023 @	2,678,000	2,603,008
Bayer US Finance LLC,
2.375%, 10/08/2019 (Acquired 10/01/2014, Cost $9,954,200) *	10,000,000	10,039,680
Beam Suntory Inc.,
1.875%, 05/15/2017	2,000,000	2,008,110
Becton, Dickinson and Company:
2.675%, 12/15/2019	4,600,000	4,660,495
3.250%, 11/12/2020	7,000,000	7,120,932
Boston Scientific Corporation,
2.650%, 10/01/2018	10,000,000	10,011,770
Bunge Limited Finance Corp.,
8.500%, 06/15/2019	6,933,000	8,496,669
Bunge N.A. Finance L.P.,
5.900%, 04/01/2017	3,392,000	3,688,044
Canadian Natural Resources Limited:
5.700%, 05/15/2017 f	2,550,000	2,764,315
6.500%, 02/15/2037 f	982,000	1,125,153
Celgene Corporation,
4.000%, 08/15/2023 @	2,477,000	2,607,114
CenturyLink, Inc.,
Series R, 5.150%, 06/15/2017	2,678,000	2,805,205
CF Industries, Inc.,
5.150%, 03/15/2034	3,000,000	3,137,997
Comcast Corporation:
4.250%, 01/15/2033	5,712,000	6,048,591
6.950%, 08/15/2037	893,000	1,258,144
Computer Sciences Corporation,
2.500%, 09/15/2015	4,986,000	5,031,019
ConAgra Foods, Inc.:
0.601%, 07/21/2016	4,000,000	3,990,132
5.819%, 06/15/2017	1,506,000	1,648,761
1.900%, 01/25/2018	4,000,000	3,973,352
4.950%, 08/15/2020	1,785,000	1,960,594
9.750%, 03/01/2021	4,107,000	5,299,254
Continental Airlines Pass Through Trust,
Series 974A, 6.900%, 01/02/2018	185,556	194,834
Cox Communications, Inc.:
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,991,350) *	5,000,000	5,047,085
4.800%, 02/01/2035 (Acquired 12/01/2014, Cost $8,996,760) *	9,000,000	9,376,857
8.375%, 03/01/2039 (Acquired 10/08/2014, Cost $2,882,138) *	2,000,000	2,851,312
Crane Co.,
2.750%, 12/15/2018	10,000,000	10,107,870
D.R. Horton, Inc.,
6.500%, 04/15/2016	893,000	942,115
DCP Midstream, LLC,
9.750%, 03/15/2019 (Acquired 02/29/2012 through 10/15/2012, Cost $6,108,505) *	5,065,000	6,335,332
Deutsche Telekom International Finance B.V.,
8.750%, 06/15/2030 f	411,000	607,112
El Paso Pipeline Partners Operating Company, L.L.C.,
7.500%, 11/15/2040	4,017,000	4,940,818
Enable Midstream Partners, LP,
3.900%, 05/15/2024 (Acquired 05/19/2014, Cost $4,994,350) *	5,000,000	4,819,430
Energy Transfer Partners, L.P.:
5.950%, 02/01/2015	10,000,000	10,033,010
9.700%, 03/15/2019	893,000	1,120,819
EQT Midstream Partners, LP,
4.000%, 08/01/2024 @	3,000,000	2,970,795
Express Scripts Holding Company:
2.650%, 02/15/2017	2,678,000	2,738,239
4.750%, 11/15/2021	5,000,000	5,517,765
3.500%, 06/15/2024	9,000,000	8,968,428
Federal Express Corp 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	2,052,822	2,261,363
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	12,845,000	12,767,968
3.875%, 06/05/2024	2,000,000	2,020,204
Fiserv, Inc.:
4.625%, 10/01/2020	1,785,000	1,939,079
3.500%, 10/01/2022	5,410,000	5,463,711
FMC Corporation,
4.100%, 02/01/2024 @	3,000,000	3,103,611
Fomento Economico Mexicano, S.A.B. de C.V.:
2.875%, 05/10/2023 f	5,000,000	4,663,560
4.375%, 05/10/2043 @ f	4,374,000	4,087,337
Ford Motor Credit Company LLC:
2.375%, 03/12/2019 @	6,806,000	6,758,617
2.597%, 11/04/2019	10,000,000	9,946,210
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (Acquired 08/26/2014, Cost $10,962,456) *	10,000,000	10,828,260
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.:
6.500%, 11/15/2020	3,221,000	3,486,636
6.625%, 05/01/2021	1,447,000	1,555,525
6.750%, 02/01/2022	2,649,000	2,913,900
Georgia-Pacific LLC,
2.539%, 11/15/2019 (Acquired 11/03/2014, Cost $10,675,000) * @	10,675,000	10,671,306
Glencore Finance (Canada) Limited,
5.800%, 11/15/2016 (Acquired 12/06/2011, Cost $636,421) * f	616,000	658,960
Glencore Funding LLC:
2.500%, 01/15/2019 (Acquired 05/22/2013, Cost $4,440,774) * @	4,463,000	4,394,605
4.125%, 05/30/2023 (Acquired 07/22/2013 through 04/03/2014, Cost $3,605,781) *	3,746,000	3,655,193
4.625%, 04/29/2024 (Acquired 04/22/2014 through 10/08/2014, Cost $4,755,249) * @	4,675,000	4,697,440
GTE Corporation,
8.750%, 11/01/2021	89,000	116,074
Gulf South Pipeline Company, LP,
4.000%, 06/15/2022	3,633,000	3,581,455
Hess Corporation,
8.125%, 02/15/2019	4,376,000	5,206,530
Hewlett-Packard Company:
3.300%, 12/09/2016	5,219,000	5,389,792
4.650%, 12/09/2021 @	6,645,000	7,115,240
Holcim US Finance S. a r.l. & Cie S.C.S.,
6.000%, 12/30/2019 (Acquired 09/24/2009 through 09/04/2013, Cost $1,248,288) * f	1,232,000	1,410,104
Hospira, Inc.,
6.050%, 03/30/2017	4,463,000	4,811,850
Hutchison Whampoa International (09) Limited,
7.625%, 04/09/2019 (Acquired 10/22/2009 through 04/16/2014, Cost $9,244,613) * f	8,288,000	10,025,977
Hutchison Whampoa International (14) Limited,
3.625%, 10/31/2024 (Acquired 10/28/2014, Cost $4,994,200) * @ f	5,000,000	5,022,895
Hyundai Capital Services, Inc.:
6.000%, 05/05/2015 (Acquired 05/20/2013, Cost $35,543) * f	35,000	35,584
4.375%, 07/27/2016 (Acquired 04/23/2013, Cost $2,086,786) * f	2,008,000	2,101,061
1.043%, 03/18/2017 (Acquired 03/11/2014, Cost $2,000,000) * f	2,000,000	1,995,988
3.500%, 09/13/2017 (Acquired 08/21/2014 through 12/03/2013, Cost $7,723,934) * f	7,458,000	7,715,130
Ingersoll-Rand Luxembourg Finance S.A.,
2.625%, 05/01/2020 f	2,650,000	2,632,847
Johnson Controls, Inc.:
6.000%, 01/15/2036	893,000	1,081,350
4.950%, 07/02/2064	2,400,000	2,474,328
Kinder Morgan Energy Partners, L.P.:
9.000%, 02/01/2019	893,000	1,082,544
6.950%, 01/15/2038	2,008,000	2,317,491
6.500%, 09/01/2039	893,000	993,812
Kinder Morgan Finance Company LLC,
5.700%, 01/05/2016	803,000	833,610
Lafarge S.A.,
7.125%, 07/15/2036 f	893,000	1,035,880
Marathon Petroleum Corporation:
3.625%, 09/15/2024	1,600,000	1,568,005
4.750%, 09/15/2044	1,500,000	1,416,609
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	893,000	945,682
Masco Corporation,
6.125%, 10/03/2016	1,450,000	1,537,725
Medtronic, Inc.:
3.150%, 03/15/2022 (Acquired 12/01/2014, Cost $3,966,692) * @	3,975,000	4,025,387
4.375%, 03/15/2035 (Acquired 12/01/2014, Cost $2,973,510) * @	3,000,000	3,182,568
Murphy Oil Corporation,
4.000%, 06/01/2022	4,463,000	4,102,631
Mylan Inc.,
7.875%, 07/15/2020 (Acquired 04/25/2014, Cost $3,227,885) *	3,000,000	3,195,585
Nabors Industries, Inc.,
6.150%, 02/15/2018	982,000	1,022,819
National Oilwell Varco, Inc.,
Series B, 6.125%, 08/15/2015	6,288,000	6,290,993
New Cingular Wireless Services, Inc.,
8.750%, 03/01/2031	1,260,000	1,951,880
Noble Energy, Inc.,
8.250%, 03/01/2019	2,684,000	3,217,850
ONEOK Partners, L.P.:
6.150%, 10/01/2016	3,036,000	3,259,692
8.625%, 03/01/2019	7,627,000	9,215,880
3.375%, 10/01/2022 @	1,130,000	1,045,998
Oracle Corporation,
3.400%, 07/08/2024	3,000,000	3,066,216
Pactiv LLC,
7.950%, 12/15/2025	286,000	287,430
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 12/03/2014, Cost $15,573,119) * f	15,546,000	15,336,626
PetroLogistics LP / PetroLogistics Finance Corp.,
6.250%, 04/01/2020	7,041,000	7,586,677
Plum Creek Timberlands, L.P.,
5.875%, 11/15/2015	3,887,000	4,037,928
POSCO,
4.250%, 10/28/2020 (Acquired 12/18/2014, Cost $1,043,034) * f	975,000	1,041,535
QEP Resources, Inc.,
6.800%, 03/01/2020	893,000	924,255
R.R. Donnelley & Sons Company:
8.600%, 08/15/2016 @	2,231,000	2,442,945
6.125%, 01/15/2017	88,000	93,280
7.625%, 06/15/2020 @	893,000	980,067
Republic Services, Inc.:
5.500%, 09/15/2019	7,400,000	8,336,685
3.550%, 06/01/2022	3,000,000	3,079,851
Rio Tinto Alcan Inc.,
5.750%, 06/01/2035 f	446,000	513,679
Rio Tinto Finance (USA) Limited,
9.000%, 05/01/2019 @ f	4,909,000	6,210,680
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $1,783,411) *	1,785,000	1,753,762
SABMiller Holdings Inc.,
0.922%, 08/01/2018 (Acquired 10/21/2014, Cost $10,050,452) *	10,000,000	10,031,680
Samarco Mineracao S.A.,
5.750%, 10/24/2023 (Acquired 10/22/2013, Cost $4,477,199) * f	4,463,000	4,262,165
Seagate HDD Cayman,
6.875%, 05/01/2020 f	13,137,000	13,793,850
SK Telecom Co., Ltd.,
6.625%, 07/20/2027 (Acquired 07/13/2007, Cost $1,322,945) * f	1,339,000	1,706,194
Southern Natural Gas Company, L.L.C.,
5.900%, 04/01/2017 (Acquired 03/14/2007, Cost $1,247,925) *	1,250,000	1,344,050
Sprint Capital Corporation:
6.900%, 05/01/2019	2,499,000	2,548,980
8.750%, 03/15/2032	320,000	309,600
Talisman Energy Inc.,
7.750%, 06/01/2019 f	1,071,000	1,233,652
Telecom Italia Capital:
7.175%, 06/18/2019 f	1,785,000	2,043,825
7.200%, 07/18/2036 f	5,350,000	5,751,250
Telefonica Emisiones S.A.U.:
6.421%, 06/20/2016 f	1,930,000	2,064,621
6.221%, 07/03/2017 f	4,530,000	5,015,150
The Mosaic Company,
5.450%, 11/15/2033	2,000,000	2,262,814
The Timken Company,
3.875%, 09/01/2024 (Acquired 08/13/2014, Cost $1,978,020) *	2,000,000	1,996,898
The Williams Companies, Inc.,
4.550%, 06/24/2024 @	5,000,000	4,649,905
Time Warner Cable Inc.:
6.550%, 05/01/2037	893,000	1,149,728
6.750%, 06/15/2039	2,767,000	3,617,246
Time Warner Inc.:
7.625%, 04/15/2031	5,082,000	7,084,994
7.700%, 05/01/2032 @	5,918,000	8,361,181
Transocean Inc,
6.500%, 11/15/2020 @ f	4,000,000	3,771,872
TSMC Global Ltd,
1.625%, 04/03/2018 (Acquired 12/03/2013, Cost $1,147,107) * f	1,175,000	1,153,286
TTX Company,
3.600%, 01/15/2025 (Acquired 11/13/2014, Cost $4,999,250) *	5,000,000	5,095,065
Tyco Electronics Group S.A.,
6.550%, 10/01/2017 f	6,248,000	7,032,930
U.S. Airways Pass Through Trust,
Series 981A, 6.850%, 01/30/2018	207,944	223,019
Vale Overseas Limited:
8.250%, 01/17/2034 @ f	8,526,000	10,203,405
6.875%, 11/21/2036 f	1,383,000	1,457,945
6.875%, 11/10/2039 @ f	893,000	951,099
Valero Energy Corporation,
9.375%, 03/15/2019	15,578,000	19,427,807
Verizon Communications Inc.:
5.150%, 09/15/2023	7,000,000	7,729,631
4.150%, 03/15/2024	3,000,000	3,105,702
6.400%, 09/15/2033	12,140,000	14,953,846
Viacom Inc.,
2.500%, 09/01/2018 @	3,153,000	3,180,879
Vulcan Materials Company:
7.000%, 06/15/2018	1,785,000	1,963,500
7.150%, 11/30/2037	446,000	454,920
Wabtec Corporation,
4.375%, 08/15/2023	2,678,000	2,846,069
Walgreens Boots Alliance, Inc.,
3.800%, 11/18/2024	5,934,000	6,052,087
Weatherford International Ltd,
9.625%, 03/01/2019 f	3,120,000	3,700,570
Western Gas Partners, LP,
5.375%, 06/01/2021	8,701,000	9,546,198
Westvaco Corporation:
9.750%, 06/15/2020	143,000	183,328
8.200%, 01/15/2030	4,463,000	5,905,267
Williams Partners L.P.,
6.300%, 04/15/2040	2,767,000	3,095,363
		647,009,871	17.5%
Total Corporate Bonds		1,323,244,631	35.8%

Other Government Related Securities
CNPC General Capital Ltd,
2.750%, 05/14/2019 (Acquired 05/07/2014, Cost $1,983,740) * f	2,000,000	1,986,442
Comision Federal de Electricidad,
4.875%, 01/15/2024 (Acquired 10/17/2013, Cost $2,662,655) * f	2,678,000	2,798,510
Corp Andina de Fomento,
4.375%, 06/15/2022 f	6,107,000	6,564,152
Korea Electric Power Corporation,
6.750%, 08/01/2027 f	1,932,000	2,458,531
Korea Gas Corporation,
4.250%, 11/02/2020 (Acquired 10/26/2010, Cost $2,309,418) * f	2,321,000	2,521,061
Nexen Energy ULC:
6.400%, 05/15/2037 f	3,392,000	4,224,899
7.500%, 07/30/2039 f	4,000,000	5,551,400
Petrobras Global Finance B.V.:
2.603%, 03/17/2017 f	3,000,000	2,769,300
4.375%, 05/20/2023 f	1,785,000	1,535,243
Petrobras International Finance Company S.A.:
3.500%, 02/06/2017 @ f	4,463,000	4,261,763
5.750%, 01/20/2020 f	893,000	862,379
Petroleos Mexicanos:
5.750%, 03/01/2018	2,499,000	2,698,920
8.000%, 05/03/2019 f	1,500,000	1,773,750
5.500%, 01/21/2021 f	5,600,000	6,062,000
4.875%, 01/24/2022 f	4,000,000	4,189,640
6.625%, 06/15/2035 @	893,000	1,031,415
Portigon AG,
4.796%, 07/15/2015 f	2,488,000	2,535,941
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (Acquired 04/02/2014, Cost $1,496,505) * f	1,500,000	1,573,412
The Export-Import Bank of Korea,
4.000%, 01/11/2017 f	1,400,000	1,467,662
The Korea Development Bank,
0.857%, 01/22/2017 f	2,000,000	2,004,252
		58,870,672	1.6%
Taxable Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	5,089,475
California Qualified School Bond Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	7,563,676
California School Finance Authority:
5.041%, 07/01/2020	2,230,000	2,454,271
5.043%, 01/01/2021 (Callable 12/31/2015)	1,785,000	1,813,953
County of Contra Costa CA,
5.140%, 06/01/2017	5,335,000	5,649,818
County of Cuyahoga OH,
9.125%, 10/01/2023	895,000	875,767
Eaton Community City School District,
5.390%, 08/25/2027 (Callable 06/01/2020)	2,305,000	2,459,781
Elgin Local School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	4,440,000	4,798,796
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 06/01/2015)	5,105,000	5,104,847
New Hampshire Housing Finance Authority:
3.050%, 01/01/2021	1,005,000	1,037,562
3.750%, 07/01/2034 (Callable 07/01/2023)	2,705,000	2,870,167
New Jersey Economic Development Authority,
2.421%, 06/15/2018	7,000,000	7,030,100
North Carolina Housing Finance Agency,
2.812%, 07/01/2035 (Callable 01/01/2024)	5,270,000	5,398,799
San Dieguito Public Facilities Authority,
6.459%, 05/01/2027	5,675,000	6,519,667
State Public School Building Authority,
5.000%, 09/15/2027	4,458,000	4,825,384
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	2,365,000	2,514,752
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	2,160,439
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	3,570,000	3,724,438
		71,891,692	2.0%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
6.000%, 06/01/2020	137,160	147,739
5.500%, 11/01/2022	85,757	95,646
5.000%, 06/01/2023	89,008	98,114
5.500%, 07/01/2023	101,911	113,702
3.500%, 11/01/2025	7,435,983	7,861,114
2.500%, 04/01/2028	5,255,240	5,356,227
6.500%, 06/01/2029	298,894	349,738
5.500%, 01/01/2036	540,052	604,012
5.000%, 03/01/2036	13,333,755	14,748,959
6.000%, 12/01/2036	425,796	483,919
5.000%, 03/01/2038	4,250,901	4,688,750
5.500%, 05/01/2038	1,825,509	2,043,439
4.500%, 11/01/2039	10,386,863	11,261,219
4.500%, 11/01/2039	5,996,437	6,500,617
4.500%, 08/01/2040	1,957,073	2,123,309
4.500%, 09/01/2040	8,241,518	8,942,448
4.500%, 03/01/2041	6,051,418	6,566,384
3.500%, 06/01/2042	9,562,286	9,958,350
3.500%, 07/01/2042	24,921,096	25,951,116
3.000%, 08/01/2042	29,410,175	29,770,702
3.000%, 10/01/2042	10,785,227	10,917,464
3.000%, 02/01/2043	5,978,750	6,051,506
3.000%, 06/01/2043	29,145,934	29,487,905
3.000%, 08/01/2043	9,327,748	9,435,564
4.000%, 03/01/2044	17,702,169	18,892,473
3.500%, 07/01/2044	26,061,345	27,126,823
4.000%, 07/01/2044	14,547,938	15,526,150
3.500%, 10/01/2044	23,682,205	24,650,416
4.000%, 10/01/2044	23,872,897	25,586,748
Federal Home Loan Mortgage Corporation (FHLMC):
Series 206, Class E, 0.000%, 07/15/2019	27,500	27,353
Series 141, Class D, 5.000%, 05/15/2021	18,487	19,332
Series 1074, Class I, 6.750%, 05/15/2021	16,456	17,625
Series 1081, Class K, 7.000%, 05/15/2021	105,833	116,648
Series 163, Class F, 6.000%, 07/15/2021	16,938	18,293
Series 188, Class H, 7.000%, 09/15/2021	38,675	42,159
Series 1286, Class A, 6.000%, 05/15/2022	12,770	13,654
Federal National Mortgage Association (FNMA):
Series 1989-37, Class G, 8.000%, 07/25/2019	92,304	100,275
5.000%, 12/01/2019	312,849	330,313
Series 1989-94, Class G, 7.500%, 12/25/2019	30,369	32,930
Series 1990-58, Class J, 7.000%, 05/25/2020	4,238	4,606
Series 1990-76, Class G, 7.000%, 07/25/2020	34,035	37,031
Series 1990-105, Class J, 6.500%, 09/25/2020	19,045	20,366
Series 1990-108, Class G, 7.000%, 09/25/2020	6,570	7,186
Series 1991-1, Class G, 7.000%, 01/25/2021	8,449	9,262
Series 1991-86, Class Z, 6.500%, 07/25/2021	15,253	16,458
5.000%, 11/01/2021	2,701,931	2,901,751
5.500%, 01/01/2023 §	4,400,223	4,916,940
Series 1993-58, Class H, 5.500%, 04/25/2023	186,919	204,506
5.500%, 07/01/2023	358,450	400,557
5.000%, 11/01/2023	856,488	945,591
6.000%, 03/01/2026	344,090	389,575
6.000%, 05/01/2026	745,204	843,712
3.000%, 04/01/2027	11,543,340	12,029,586
2.500%, 12/01/2027	18,187,506	18,567,324
5.000%, 05/01/2028	527,112	581,949
Series 1998-66, Class C, 6.000%, 12/25/2028	114,474	123,029
4.500%, 08/01/2029	4,000,888	4,341,780
4.500%, 09/01/2029	4,485,229	4,867,390
6.000%, 03/01/2033	105,610	120,923
5.000%, 11/01/2033	111,480	123,491
4.000%, 01/01/2034	16,199,105	17,443,542
5.500%, 04/01/2034	2,199,083	2,476,826
4.000%, 06/01/2034	21,561,020	23,182,479
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	1,044,041	1,071,220
Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	169,702	170,476
4.000%, 09/01/2034	23,074,170	24,826,579
5.500%, 09/01/2034	419,981	472,582
6.000%, 11/01/2034	109,567	125,130
5.500%, 02/01/2035	1,469,854	1,651,432
5.000%, 07/01/2035	12,460,325	13,796,908
5.000%, 10/01/2035	6,626,025	7,338,609
5.000%, 11/01/2035	2,558,820	2,829,199
5.500%, 11/01/2036	661,080	740,020
5.500%, 04/01/2037	3,325,666	3,748,849
6.000%, 08/01/2037	118,886	130,290
4.500%, 11/01/2039	620,293	674,213
4.000%, 08/01/2040	4,100,061	4,383,811
3.500%, 12/01/2040	2,026,451	2,116,391
3.500%, 02/01/2041	30,108,654	31,440,201
4.000%, 02/01/2041	20,919,408	22,352,703
3.500%, 03/01/2041	35,675,753	37,253,964
4.500%, 07/01/2041	26,836,656	29,160,204
4.000%, 09/01/2041	6,411,384	6,850,661
3.500%, 11/01/2041	21,116,964	22,056,362
4.000%, 12/01/2041	21,024,574	22,465,074
4.500%, 01/01/2042	31,282,168	34,034,118
3.000%, 05/01/2042	8,727,485	8,846,624
3.000%, 05/01/2043	35,490,509	35,955,674
3.000%, 06/01/2043	14,558,335	14,748,073
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	93,920	108,031
5.000%, 07/20/2040	5,569,850	6,216,266
4.500%, 01/20/2041	16,918,186	18,577,368
4.000%, 06/20/2042	19,749,637	21,196,436
3.500%, 09/20/2042	10,153,502	10,675,128
4.500%, 04/20/2044	12,423,038	13,591,617
		800,219,208	21.7%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022	355,084	380,591
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	1,090,637	904,436
Banc of America Alternative Loan Trust:
Series 2003-4, Class 2A1, 5.000%, 06/25/2018	87,273	89,441
Series 2003-11, Class 4A1, 4.750%, 01/25/2019	159,865	161,384
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	130,785	134,573
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	187,937	193,878
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	997,187	1,010,357
Series 2007-1, Class 1A1, 5.875%, 04/25/2022	954,532	957,532
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035 §	153,463	142,112
Series 2006-5, Class CB7, 6.000%, 06/25/2046 §	829,159	677,918
Bank of America Alternative Loan Trust:
Series 2003-5, Class 2A1, 5.000%, 07/25/2018	1,080,170	1,102,744
Series 2004-7, Class 4A1, 5.000%, 08/25/2019	2,467,450	2,540,595
Series 2005-10, Class 5A1, 5.250%, 11/25/2020	505,899	516,550
Series 2003-11, Class 2A1, 6.000%, 01/25/2034	575,864	599,658
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 §	362,644	331,864
Series 2005-11, Class 1CB4, 5.500%, 12/25/2035 §	218,208	198,211
Bear Stearns Asset Backed Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%, 05/25/2034	1,045,686	1,052,460
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 2.515%, 09/25/2036 §	2,941,725	2,602,029
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 §	307,628	305,246
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	337,939	337,656
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	1,478,487	1,433,842
Series 2006-J5, Class 3A1, 5.149%, 07/25/2021	273,195	271,445
Series 2002-11, Class A4, 6.250%, 10/25/2032	55,956	57,149
Series 2003-20CB, Class 1A1, 5.500%, 10/25/2033	5,751,447	5,866,090
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2006-AR5, Class 21A, 6.000%, 10/25/2021 §	497,917	432,806
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA7, Class 2A1, 5.000%, 09/25/2020	206,587	210,829
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	314,621	312,214
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037 §	1,205,329	1,045,600
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 2.584%, 03/25/2036 §	543,308	443,060
J.P. Morgan Mortgage Trust:
Series 2007-A1, Class 5A2, 2.576%, 07/25/2035	6,519,208	6,622,538
Series 2005-A4, Class 1A1, 5.238%, 07/25/2035	3,532,170	3,535,412
Series 2006-A7, Class 2A2, 2.695%, 01/25/2037 §	325,925	297,552
Series 2006-A7, Class 2A4R, 2.695%, 01/25/2037 §	1,392,499	1,260,403
Series 2007-A2, Class 2A3, 2.539%, 04/25/2037	3,699,482	3,313,319
MASTR Alternative Loan Trust:
Series 2004-2, Class 6A1, 5.250%, 12/25/2018	3,703,423	3,849,234
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	482,512	490,212
Series 2004-2, Class 4A1, 5.000%, 02/25/2019	28,688	29,448
Series 2004-4, Class 4A1, 5.000%, 04/25/2019	382,043	390,144
Series 2003-5, Class 6A1, 6.000%, 08/25/2033	442,165	471,171
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, 1.827%, 12/25/2029	15,596,039	15,709,687
Series 2005-A10, Class A, 0.380%, 02/25/2036	12,367,665	11,329,795
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019	192,038	194,809
RFMSI Series Trust,
Series 2003-S11, Class A2, 4.000%, 06/25/2018	13,815	13,682
Salomon Brothers Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033	357,407	386,494
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035	327,055	344,517
WaMu Mortgage Pass-Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	461,011	472,961
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	903,714	930,149
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	70,990	73,666
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	283,110	297,181
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	215,932	223,680
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034 §	12,084,840	12,921,027
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	6,995,813	7,640,331
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR14, Class A1, 2.395%, 01/25/2035	4,917,345	4,937,309
		100,046,991	2.7%
Asset Backed Securities
Accredited Mortgage Loan Trust,
Series 2006-2, Class A3, 0.320%, 09/25/2036	13,514,993	13,348,056
AMRESCO Residential Securities Corp Mortgage Loan Trust,
Series 1997-3, Class A9, 6.960%, 03/25/2027 §	0	0
Bayview Financial Mortgage Pass-Through Trust:
Series 2006-A, Class 1A2, 5.483%, 02/28/2041	319,298	326,882
Series 2007-B, Class 1A2, 6.831%, 08/28/2047	2,231,398	1,840,163
Bear Stearns ALT-A Trust,
Series 2004-4, Class A1, 0.770%, 06/25/2034	4,175,892	3,999,097
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	4,166,000	5,583,444
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class A2D, 0.530%, 10/25/2035	12,711,444	12,564,182
Conseco Financial Corp.:
Series 1993-3, Class A7, 6.400%, 10/15/2018	63,491	65,019
Series 1993-4, Class A5, 7.050%, 01/15/2019	32,083	32,955
Series 1997-1, Class A5, 6.860%, 03/15/2028	902	904
Series 1998-2, Class A5, 6.240%, 12/01/2028	662,741	683,887
Series 1997-6, Class A8, 7.070%, 01/15/2029	8,373	8,522
Series 1998-3, Class A5, 6.220%, 03/01/2030	673,533	712,728
Series 1998-4, Class A5, 6.180%, 04/01/2030	397,566	407,722
Contimortgage Home Equity Loan Trust,
Series 1997-2, Class A9, 7.090%, 04/15/2028	18	18
Countrywide Asset-Backed Certificates:
Series 2004-13, Class AF4, 4.583%, 01/25/2033	953,507	959,742
Series 2004-S1, Class A3, 5.115%, 02/25/2035	1,112,677	1,134,464
Series 2004-15, Class AF6, 4.613%, 04/25/2035	1,646,223	1,655,913
Series 2005-1, Class AF6, 5.030%, 07/25/2035	2,649,648	2,697,352
Series 2005-11, Class AF3, 4.778%, 02/25/2036	6,629,802	6,733,578
Series 2005-10, Class AF6, 4.835%, 02/25/2036	1,897,827	1,878,410
Series 2005-13, Class AF3, 5.000%, 04/25/2036	3,000,935	2,530,488
Series 2005-17, Class 1AF2, 4.981%, 05/25/2036 §	283,901	353,749
Series 2005-17, Class 1AF5, 4.981%, 05/25/2036 §	828,260	956,032
Series 2006-10, Class 1AF3, 4.933%, 09/25/2046 §	1,290,940	988,666
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.184%, 12/25/2035	284,914	282,386
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036	664,263	639,449
Deutsche Mortgage Securities Inc Mortgage Loan Trust,
Series 2004-4, Class 1A6, 6.000%, 04/25/2034	44,934	46,020
First Franklin Mortgage Loan Trust,
Series 2006-FFH1, Class A4, 0.470%, 01/25/2036	5,000,000	4,842,590
GE Capital Mortgage Services Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	2,554	2,575
GE Mortgage Services LLC,
Series 1997-HE4, Class A7, 6.735%, 12/25/2028	92	93
GSAA Home Equity Trust,
Series 2004-6, Class A1, 0.970%, 06/25/2034	3,775,908	3,682,469
GSAMP Trust,
Series 2005-WMC2, Class A2C, 0.520%, 11/25/2035	1,134,457	1,101,153
Imc Home Equity Loan Trust,
Series 1997-5, Class A10, 6.880%, 11/20/2028	5,525	5,514
Impac CMB Trust,
Series 2004-4, Class 2A2, 4.636%, 09/25/2034	148,147	150,282
J.P. Morgan Mortgage Acquisition Trust:
Series 2006-CH1, Class A1, 0.285%, 07/25/2036	9,409,027	9,049,950
Series 2007-CH1, Class AV4, 0.285%, 11/25/2036	2,010,688	2,002,243
MortgageIT Trust,
Series 2005-2, Class 1A1, 0.430%, 05/25/2035	4,684,941	4,502,734
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3, 0.340%, 09/25/2036	6,291,819	6,278,839
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	39,760	40,756
Pemex Finance Ltd.,
10.610%, 08/15/2017 f	1,841,125	2,046,730
RAAC Series Trust,
Series 2004-SP1, Class AI4, 5.285%, 08/25/2027	33,709	34,253
RAMP Series Trust:
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	373,227	374,344
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	152,939	154,763
RASC Series Trust:
Series 2003-KS2, Class AI6, 3.990%, 04/25/2033	537,097	536,552
Series 2003-KS5, Class AI6, 3.620%, 07/25/2033	31,201	30,296
Series 2004-KS2, Class AI6, 4.300%, 03/25/2034	61,950	62,626
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%, 04/25/2037	2,603,261	1,394,288
Republic Services, Inc.,
Series 2006-KS4, Class A4, 0.410%, 06/25/2036	26,038,000	25,247,929
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 0.495%, 10/25/2035 (Acquired 03/13/2014, Cost $2,904,238) *	2,940,070	2,906,256
Specialty Underwriting & Residential Finance Trust:
Series 2004-BC4, Class A1A, 0.840%, 10/25/2035	3,784,791	3,682,132
Series 2006-BC1, Class A2D, 0.470%, 12/25/2036	4,436,698	4,297,484
Structured Asset Securities Corp.,
Series 2005-WF1, Class A3, 0.830%, 02/25/2035	11,677,079	11,618,612
		144,475,291	3.9%
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	8,823,130	8,950,183
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.226%, 07/15/2044	11,464,977	11,650,229
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	5,000,000	5,269,850
COMM Mortgage Trust:
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	24,213,710	24,471,876
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	7,813,462	8,126,829
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	11,900,000	12,835,542
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	16,445,536	16,847,268
Series 2013-CR10, Class A3, 3.923%, 08/10/2046	10,550,000	11,295,315
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class A4, 5.100%, 08/15/2038	11,968,999	12,127,875
FHLMC Multifamily Structured Pass Through Certificates,
Series K-003, Class A4, 5.053%, 01/25/2019	12,525,000	13,992,780
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class A4, 5.312%, 11/10/2045	9,751,208	9,902,615
GS Mortgage Securities Corp II,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	22,112,320	21,982,388
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class A5, 2.840%, 12/15/2047	5,530,059	5,518,855
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	10,399,264	10,507,156
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	11,652,913	11,700,224
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Class A3, 3.928%, 01/15/2047	8,300,000	8,889,342
Series 2014-C25, Class ASB, 3.407%, 11/15/2047	5,388,000	5,599,075
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	20,835,000	21,331,727
Series 2012-C6, Class A4, 2.858%, 11/15/2045	20,460,945	20,490,859
Series 2013-C11, Class A3, 3.960%, 08/15/2046	12,100,000	12,952,445
Series 2013-C12, Class A3, 3.973%, 10/15/2046	9,000,000	9,672,471
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.269%, 12/15/2044	10,560,215	10,785,665
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A3, 3.986%, 07/15/2046	9,300,000	10,000,643
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	20,464,220	21,380,158
Series 2014-C21, Class A5, 3.678%, 08/15/2047	11,254,000	11,793,854
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	6,000,000	6,312,954
		324,388,178	8.8%
Total Long-Term Investments (Cost $3,527,903,913)		3,605,760,555	97.7%

	Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06% «	44,145,740	44,145,740
Short-Term Investments Trust - Liquid Assets Portfolio, 0.07% «	70,000,000	70,000,000
Total Short-Term Investments (Cost $114,145,740)		114,145,740	3.1%

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Companies
Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% «	98,296,098	98,296,098
Total Investment Companies (Cost $98,296,098)		98,296,098	2.7%

Total Investments Purchased With Cash Proceeds From
Securities Lending (Cost $98,296,098)		98,296,098	2.7%
Total Investments (Cost $3,740,345,751)		3,818,202,393	103.5%
Liabilities in Excess of Other Assets		(127,962,475)	(3.5)%
TOTAL NET ASSETS		$3,690,239,918	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $399,176,879, which represents 10.82% of total net assets.

@	This security or portion of this security is out on loan at December 31, 2014.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default

Baird Core Plus Bond Fund
Schedule of Investments
December 31, 2014

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$441,300,000	$460,848,266
6.250%, 08/15/2023	40,000,000	53,259,360
5.250%, 11/15/2028	118,325,000	158,638,682
3.500%, 02/15/2039 @	282,420,000	324,363,889
		997,110,197	14.8%
Corporate Bonds
Finance
Abbey National Treasury Services plc,
4.000%, 03/13/2024 f	7,700,000	8,015,993
ABN AMRO Bank N.V.:
4.250%, 02/02/2017 (Acquired 01/30/2012, Cost $4,995,100) * f	5,000,000	5,268,300
2.500%, 10/30/2018 (Acquired 10/23/2013, Cost $6,828,106) * f	6,750,000	6,817,608
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032 (Acquired 11/10/2011, Cost $2,127,116) *	2,000,000	2,753,854
Ally Financial Inc.:
8.300%, 02/12/2015	1,065,000	1,070,325
4.625%, 06/26/2015	5,000,000	5,037,500
5.500%, 02/15/2017	7,275,000	7,638,750
8.000%, 12/31/2018	1,194,000	1,355,190
3.750%, 11/18/2019	17,000,000	16,745,000
5.125%, 09/30/2024	3,000,000	3,045,000
American Express Credit Corporation,
0.722%, 08/15/2019	7,450,000	7,396,017
American International Group, Inc.:
6.400%, 12/15/2020 @	3,500,000	4,173,645
4.875%, 06/01/2022	10,625,000	11,935,530
AmSouth Bancorporation,
6.750%, 11/01/2025	710,000	846,682
Associates Corporation of North America,
6.950%, 11/01/2018	12,038,000	14,060,264
Australia and New Zealand Banking Group Limited,
4.500%, 03/19/2024 (Acquired 03/12/2014, Cost $8,987,760) * @ f	9,000,000	9,187,389
Banco Santander (Brasil) S.A.,
4.625%, 02/13/2017 (Acquired 02/06/2012, Cost $994,140) * f	1,000,000	1,036,300
Bank of America Corporation:
10.200%, 07/15/2015	2,675,000	2,806,340
6.875%, 04/25/2018	1,250,000	1,435,725
7.625%, 06/01/2019	6,000,000	7,251,672
3.300%, 01/11/2023	9,450,000	9,450,728
7.750%, 05/14/2038	725,000	1,023,920
BanPonce Trust I,
Series A, 8.327%, 02/01/2027	2,185,000	1,907,827
Barclays Bank PLC:
6.750%, 05/22/2019 f	9,850,000	11,590,534
3.750%, 05/15/2024 @ f	1,450,000	1,494,589
Barclays PLC,
2.750%, 11/08/2019 f	7,000,000	6,957,230
BB&T Corporation,
2.450%, 01/15/2020	15,000,000	14,938,935
Berkshire Hathaway Finance Corporation,
4.400%, 05/15/2042	3,500,000	3,764,555
BNP Paribas:
0.692%, 05/07/2017 f	6,500,000	6,490,731
2.375%, 09/14/2017 f	3,000,000	3,051,312
5.000%, 01/15/2021 f	5,000,000	5,655,115
3.250%, 03/03/2023 f	4,000,000	4,077,940
BNZ International Funding Limited,
2.350%, 03/04/2019 (Acquired 09/03/2014, Cost $13,754,587) * f	13,775,000	13,776,639
BOKF, National Association,
0.922%, 05/15/2017	3,000,000	2,992,080
BPCE:
2.500%, 12/10/2018 f	5,500,000	5,574,982
5.700%, 10/22/2023 (Acquired 10/15/2013, Cost $30,117,248) * f	28,500,000	30,602,359
Capital One Financial Corporation:
6.150%, 09/01/2016	4,425,000	4,755,269
2.450%, 04/24/2019	3,975,000	3,965,893
CIT Group Inc.:
4.250%, 08/15/2017 @	1,000,000	1,020,000
5.500%, 02/15/2019 (Acquired 02/02/2012, Cost $500,000) * @	500,000	527,500
5.000%, 08/01/2023 @	5,000,000	5,137,500
Citigroup Inc.:
4.450%, 01/10/2017	1,800,000	1,902,749
1.850%, 11/24/2017	11,500,000	11,486,787
8.500%, 05/22/2019	1,389,000	1,730,787
Citizens Bank, National Association,
2.450%, 12/04/2019	36,000,000	35,775,000
CNA Financial Corporation:
6.500%, 08/15/2016	1,000,000	1,081,635
7.350%, 11/15/2019	1,175,000	1,402,416
5.875%, 08/15/2020 @	6,839,000	7,806,965
5.750%, 08/15/2021	4,477,000	5,102,262
7.250%, 11/15/2023	5,300,000	6,608,660
Comerica Bank:
5.750%, 11/21/2016	3,200,000	3,465,229
5.200%, 08/22/2017	2,855,000	3,103,102
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (Acquired 03/02/2012 through 08/16/2012, Cost $6,254,222) * f	5,900,000	6,587,191
Compass Bank,
2.750%, 09/29/2019	30,470,000	30,501,140
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
1.700%, 03/19/2018 @ f	5,250,000	5,240,823
Countrywide Financial Corporation,
6.250%, 05/15/2016	2,100,000	2,228,818
Credit Mutuel-CIC Home Loan SFH,
1.500%, 11/16/2017 (Acquired 11/08/2012, Cost $4,981,300) * @ f	5,000,000	5,016,745
Credit Suisse:
0.553%, 08/24/2015 f	5,000,000	5,000,780
5.300%, 08/13/2019 @ f	6,966,000	7,813,832
3.000%, 10/29/2021 f	12,600,000	12,541,183
Deutsche Bank Aktiengesellschaft,
3.250%, 01/11/2016 f	2,000,000	2,043,390
Discover Bank,
8.700%, 11/18/2019	3,237,000	4,003,004
Discover Financial Services,
3.950%, 11/06/2024	25,000,000	25,131,075
Dresdner Bank AG,
7.250%, 09/15/2015 f	10,425,000	10,780,201
Fifth Third Bancorp,
0.667%, 12/20/2016	9,585,000	9,508,435
First Horizon National Corporation,
5.375%, 12/15/2015	12,420,000	12,858,438
First Tennessee Bank National Association:
5.050%, 01/15/2015	7,022,000	7,031,002
2.950%, 12/01/2019	9,000,000	8,976,879
FMR LLC:
4.950%, 02/01/2033 (Acquired 01/29/2013, Cost $4,405,344) *	4,235,000	4,682,262
6.500%, 12/14/2040 (Acquired 04/04/2013 through 10/28/2013, Cost $2,278,543) *	1,820,000	2,426,406
General Electric Capital Corporation:
5.500%, 01/08/2020	1,875,000	2,146,080
5.550%, 05/04/2020	4,185,000	4,809,724
4.375%, 09/16/2020	2,925,000	3,203,566
5.300%, 02/11/2021	3,000,000	3,425,961
4.650%, 10/17/2021	8,450,000	9,524,240
Genworth Holdings, Inc.,
7.625%, 09/24/2021	1,000,000	977,792
Goldman Sachs Capital I,
6.345%, 02/15/2034 @	125,000	148,701
Highmark Inc,
4.750%, 05/15/2021 (Acquired 07/30/2014, Cost $7,857,931) *	7,800,000	8,055,980
HSBC Bank USA, National Association,
6.000%, 08/09/2017	2,720,000	3,006,965
HSBC Finance Corporation:
5.500%, 01/19/2016	2,420,000	2,530,125
6.676%, 01/15/2021	21,623,000	25,654,738
Humana Inc.,
7.200%, 06/15/2018	800,000	934,550
ING Bank N.V.:
4.000%, 03/15/2016 (Acquired 03/08/2011 through 09/20/2011, Cost $1,599,838) * f	1,600,000	1,654,933
3.750%, 03/07/2017 (Acquired 02/29/2012 through 04/24/2013, Cost $4,984,106) * f	5,000,000	5,232,510
5.000%, 06/09/2021 (Acquired 10/12/2011, Cost $2,468,800) * f	2,500,000	2,828,365
5.800%, 09/25/2023 (Acquired 01/14/2014, Cost $2,945,147) * f	2,800,000	3,105,981
Invesco Finance PLC,
3.125%, 11/30/2022 f	5,500,000	5,450,874
iStar Financial Inc.,
5.850%, 03/15/2017	500,000	512,500
J.P. Morgan Chase & Co.:
0.784%, 04/25/2018	2,300,000	2,294,726
2.200%, 10/22/2019	3,500,000	3,469,820
4.250%, 10/15/2020	8,100,000	8,708,310
4.350%, 08/15/2021	2,400,000	2,608,022
4.500%, 01/24/2022	4,400,000	4,803,709
3.200%, 01/25/2023 @	5,350,000	5,356,035
Jefferies Group LLC,
6.450%, 06/08/2027	1,000,000	1,037,541
John Hancock Life Insurance Company,
7.375%, 02/15/2024 (Acquired 08/26/2010 through 04/11/2013, Cost $11,929,136) *	9,765,000	12,189,708
Kemper Corporation:
6.000%, 11/30/2015	2,500,000	2,606,110
6.000%, 05/15/2017	1,000,000	1,080,331
KeyBank National Association:
7.413%, 05/06/2015	5,100,000	5,214,913
5.450%, 03/03/2016	1,279,000	1,344,005
4.625%, 06/15/2018	2,670,000	2,792,564
Kookmin Bank,
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $4,985,900) * f	5,000,000	4,972,050
LeasePlan Corporation N.V.:
3.000%, 10/23/2017 (Acquired 10/15/2012 through 02/07/2013, Cost $10,040,556) * f	10,000,000	10,242,430
2.500%, 05/16/2018 (Acquired 05/07/2013 through 09/24/2014, Cost $20,076,061) * f	19,960,000	19,968,563
Liberty Mutual Group Inc.:
6.500%, 03/15/2035 (Acquired 09/29/2008 through 04/16/2013, Cost $700,157) *	700,000	855,236
10.750%, 06/15/2058 (Acquired 05/21/2008 through 05/06/2009, Cost $751,178) *	900,000	1,389,256
Liberty Mutual Insurance Company,
7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $240,081) *	375,000	473,707
Lincoln National Corporation:
8.750%, 07/01/2019	7,801,000	9,747,584
6.050%, 04/20/2067	930,000	930,000
Lloyds Bank plc:
4.200%, 03/28/2017 f	2,000,000	2,115,158
5.800%, 01/13/2020 (Acquired 01/05/2010 through 01/19/2012, Cost $6,398,137) * f	6,350,000	7,337,711
M&I Marshall & Ilsley Bank,
4.850%, 06/16/2015	2,189,000	2,228,544
M&T Capital Trust I,
8.234%, 02/01/2027	500,000	504,668
M&T Capital Trust II,
8.277%, 06/01/2027	2,300,000	2,341,248
Macquarie Bank Limited:
2.000%, 08/15/2016 (Acquired 09/27/2013, Cost $3,511,699) * f	3,500,000	3,542,626
0.864%, 10/27/2017 (Acquired 10/22/2014, Cost $8,000,000) * f	8,000,000	8,008,752
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $7,595,364) * f	7,600,000	7,550,053
Macquarie Group Limited:
4.875%, 08/10/2017 (Acquired 10/30/2014, Cost $1,075,379) * f	1,000,000	1,069,288
7.625%, 08/13/2019 (Acquired 12/15/2014, Cost $2,972,715) * f	2,467,000	2,957,824
Manufacturers And Traders Trust Company:
6.625%, 12/04/2017	1,120,000	1,267,086
5.585%, 12/28/2020	4,614,000	4,787,713
Manulife Financial Corporation,
4.900%, 09/17/2020 f	2,784,000	3,056,659
Marsh & McLennan Companies, Inc.,
4.800%, 07/15/2021	1,000,000	1,111,420
Massachusetts Mutual Life Insurance Company:
7.625%, 11/15/2023 (Acquired 10/10/2012, Cost $4,156,492) *	3,184,000	4,085,046
8.875%, 06/01/2039 (Acquired 10/03/2012 through 09/26/2014, Cost $30,206,377) *	19,440,000	31,366,382
MBIA Insurance Corporation,
11.491%, 01/15/2033 (Acquired 01/11/2008, Cost $700,000) * §	700,000	420,000
METLIFE CAPITAL TRUST IV,
7.875%, 12/15/2037 (Acquired 03/26/2012 through 04/05/2013, Cost $1,046,853) *	900,000	1,149,750
MetLife, Inc.,
7.717%, 02/15/2019 @	1,157,000	1,402,021
Metropolitan Life Global Funding I,
3.875%, 04/11/2022 (Acquired 12/18/2012, Cost $1,605,052) *	1,500,000	1,585,661
Mizuho Bank, Ltd.:
1.850%, 03/21/2018 (Acquired 03/14/2013, Cost $1,847,447) * f	1,850,000	1,839,940
2.650%, 09/25/2019 (Acquired 09/18/2014, Cost $4,991,400) * f	5,000,000	5,022,865
Morgan Stanley:
5.450%, 01/09/2017	2,000,000	2,147,428
6.625%, 04/01/2018	1,275,000	1,452,270
7.300%, 05/13/2019	4,675,000	5,545,233
2.375%, 07/23/2019 @	2,000,000	1,992,624
5.625%, 09/23/2019	10,100,000	11,400,819
3.750%, 02/25/2023	1,000,000	1,025,821
3.700%, 10/23/2024	5,000,000	5,068,100
MUFG Americas Holdings Corporation,
3.500%, 06/18/2022	1,150,000	1,184,331
National Australia Bank Ltd/New York,
2.750%, 03/09/2017 f	6,000,000	6,181,884
National City Bank,
5.800%, 06/07/2017	6,170,000	6,774,629
Nationwide Mutual Insurance Company,
7.875%, 04/01/2033 (Acquired 10/13/2009, Cost $90,823) *	100,000	138,655
Navient, LLC,
5.625%, 08/01/2033	50,000	37,750
New England Mutual Life Insurance Company,
7.875%, 02/15/2024 (Acquired 11/07/2012, Cost $4,203,933) *	3,200,000	4,103,216
Nippon Life Insurance Company,
5.000%, 10/18/2042 (Acquired 10/11/2012, Cost $2,000,000) * f	2,000,000	2,084,202
Nomura Holdings, Inc.:
2.000%, 09/13/2016 f	3,000,000	3,024,201
2.750%, 03/19/2019 f	11,268,000	11,391,418
6.700%, 03/04/2020 f	2,525,000	2,985,247
Nordea Bank AB,
3.125%, 03/20/2017 (Acquired 03/14/2012 through 05/09/2012, Cost $8,022,880) * f	8,000,000	8,287,800
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,000,000	999,709
3.125%, 05/15/2023	3,550,000	3,494,936
Prudential Financial, Inc.,
6.000%, 12/01/2017	2,000,000	2,238,856
Rabobank Nederland:
3.375%, 01/19/2017 f	2,000,000	2,086,372
3.875%, 02/08/2022 f	4,150,000	4,414,670
Raymond James Financial, Inc.,
8.600%, 08/15/2019	6,427,000	7,979,564
Regions Bank,
7.500%, 05/15/2018	15,864,000	18,416,438
Royal Bank of Canada,
0.488%, 10/13/2017 f	9,000,000	8,992,512
Santander Bank, N.A.,
8.750%, 05/30/2018	7,034,000	8,377,508
Santander Financial Issuances Limited,
7.250%, 11/01/2015 f	300,000	314,096
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013, Cost $996,810) * f	1,000,000	1,056,196
Simon Property Group LP,
1.500%, 02/01/2018 (Acquired 12/10/2012, Cost $11,962,200) *	12,000,000	11,923,920
Societe Generale:
5.200%, 04/15/2021 (Acquired 09/20/2011 through 02/13/2013, Cost $9,990,291) * @ f	10,100,000	11,433,018
5.000%, 01/17/2024 (Acquired 01/14/2014, Cost $2,972,790) * @ f	3,000,000	3,016,443
SpareBank 1 Boligkreditt AS,
1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,961,150) * f	5,000,000	4,894,235
Springleaf Finance Corp,
6.900%, 12/15/2017 @	1,000,000	1,065,000
Standard Chartered PLC,
5.700%, 03/26/2044 (Acquired 03/21/2014 through 05/01/2014, Cost $14,104,484) * f	14,000,000	14,562,702
Stifel Financial Corp.,
4.250%, 07/18/2024	10,000,000	10,059,260
Sumitomo Mitsui Banking Corporation:
2.250%, 07/11/2019 f	12,050,000	11,935,465
3.000%, 01/18/2023 f	2,500,000	2,483,417
SunTrust Bank:
0.523%, 08/24/2015	10,000,000	9,979,980
7.250%, 03/15/2018	5,682,000	6,574,381
SunTrust Banks, Inc.,
3.500%, 01/20/2017	4,750,000	4,951,661
SUSA Partnership, L.P.,
8.200%, 06/01/2017	1,000,000	1,140,560
Svenska Handelsbanken AB,
2.875%, 04/04/2017 f	2,425,000	2,506,410
Swedbank AB,
2.125%, 09/29/2017 (Acquired 09/24/2012, Cost $2,995,470) * f	3,000,000	3,034,578
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 10/12/2010 through 10/16/2012, Cost $7,377,493) *	7,127,000	7,477,157
Synchrony Financial:
3.750%, 08/15/2021	16,650,000	17,007,792
4.250%, 08/15/2024 @	18,000,000	18,470,322
TD Ameritrade Holding Corporation,
5.600%, 12/01/2019	1,000,000	1,147,925
The Bank of Tokyo-Mitsubishi UFJ, Ltd.:
0.684%, 02/26/2016 (Acquired 10/09/2014, Cost $3,347,197) * f	3,340,000	3,343,153
0.611%, 07/15/2016 * f	10,000,000	9,996,870
2.350%, 02/23/2017 (Acquired 02/14/2012, Cost $5,996,640) * f	6,000,000	6,101,316
0.648%, 03/10/2017 (Acquired 10/08/2014 through 11/12/2014, Cost $7,259,985) * f	7,250,000	7,213,830
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	2,250,000	2,593,238
The Chubb Corporation,
6.375%, 03/29/2067	1,320,000	1,415,106
The Goldman Sachs Group, Inc.:
5.950%, 01/18/2018	3,000,000	3,332,904
6.150%, 04/01/2018	6,500,000	7,295,724
7.500%, 02/15/2019	1,825,000	2,170,766
2.550%, 10/23/2019 @	4,000,000	3,985,392
5.250%, 07/27/2021	1,000,000	1,128,662
5.750%, 01/24/2022	8,100,000	9,369,975
6.750%, 10/01/2037	300,000	377,212
The Guardian Life Insurance Company of America,
4.875%, 06/19/2064 (Acquired 06/16/2014, Cost $2,989,950) *	3,000,000	3,193,812
The Hartford Financial Services Group, Inc.:
5.375%, 03/15/2017	2,913,000	3,146,631
4.000%, 10/15/2017	3,000,000	3,189,681
5.125%, 04/15/2022	3,447,000	3,874,731
8.125%, 06/15/2038	1,365,000	1,562,696
The Royal Bank of Scotland Group Public Limited Company:
5.050%, 01/08/2015 f	1,528,000	1,528,305
2.550%, 09/18/2015 f	4,225,000	4,267,301
The Royal Bank of Scotland Public Limited Company,
6.125%, 01/11/2021 f	7,850,000	9,250,291
Torchmark Corporation,
3.800%, 09/15/2022	1,275,000	1,314,985
UBS AG,
1.375%, 08/14/2017 f	3,000,000	2,980,482
UnitedHealth Group Incorporated,
6.000%, 02/15/2018	1,000,000	1,125,652
Voya Financial, Inc.,
5.500%, 07/15/2022	25,634,000	28,956,577
Wells Fargo Bank, National Association,
6.000%, 11/15/2017 @	8,322,000	9,328,238
Westpac Banking Corporation:
2.000%, 08/14/2017 f	8,000,000	8,105,712
4.875%, 11/19/2019 f	636,000	709,626
Willis North America, Inc.:
5.625%, 07/15/2015	2,600,000	2,662,964
7.000%, 09/29/2019	7,803,000	9,100,616
		1,207,991,697	18.0%
Utility
Appalachian Power Company,
Series P, 6.700%, 08/15/2037	1,150,000	1,537,267
Arizona Public Service Company,
8.750%, 03/01/2019	1,150,000	1,446,487
CMS Energy Corporation,
5.050%, 03/15/2022	1,000,000	1,121,111
Consolidated Edison Company of New York, Inc.,
4.625%, 12/01/2054	7,600,000	8,323,444
Constellation Energy Group, Inc.,
4.550%, 06/15/2015	750,000	762,111
Dominion Resources, Inc.:
2.500%, 12/01/2019	5,225,000	5,240,257
Series B, 5.950%, 06/15/2035	1,880,000	2,390,552
ENEL Finance International N.V.,
6.800%, 09/15/2037 (Acquired 09/13/2007 through 09/29/2008, Cost $498,897) * f	500,000	639,275
Exelon Corporation,
4.900%, 06/15/2015	775,000	788,859
Exelon Generation Company, LLC:
6.200%, 10/01/2017	4,350,000	4,833,829
5.600%, 06/15/2042	6,100,000	6,824,235
IPALCO Enterprises, Inc.,
5.000%, 05/01/2018	1,000,000	1,055,000
KeySpan Corporation,
8.000%, 11/15/2030	1,875,000	2,585,503
Mega Advance Investments Ltd,
5.000%, 05/12/2021 (Acquired 05/09/2011 through 05/23/2012, Cost $2,812,201) * f	2,800,000	3,032,624
MidAmerican Energy Holdings Company,
3.500%, 02/01/2025 (Acquired 12/01/2014, Cost $6,998,390) * @	7,000,000	7,044,506
National Grid PLC,
6.300%, 08/01/2016 f	4,790,000	5,170,556
National Rural Utilities Cooperative Finance Corporation:
10.375%, 11/01/2018	6,673,000	8,693,117
2.300%, 11/15/2019	5,000,000	4,993,950
NextEra Energy Capital Holdings, Inc.,
Series D, 7.300%, 09/01/2067	2,600,000	2,782,000
ONEOK, Inc.,
4.250%, 02/01/2022	6,150,000	5,628,806
PPL Energy Supply, LLC:
Series A, 5.700%, 10/15/2015	1,600,000	1,634,842
6.200%, 05/15/2016	3,070,000	3,190,356
PSEG Power LLC,
5.320%, 09/15/2016	3,077,000	3,287,396
Public Service Company of New Mexico,
7.950%, 05/15/2018	6,553,000	7,711,970
RGS I&M Funding Corp,
Series F*, 9.820%, 06/07/2022	154,712	183,340
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $5,958,960) * f	6,000,000	6,281,280
Trans-Allegheny Interstate Line Company,
4.000%, 01/15/2015 (Acquired 08/03/2012, Cost $2,852,520) *	2,850,000	2,852,243
		100,034,916	1.5%

Industrials
21st CENTURY FOX AMERICA, INC.:
6.900%, 03/01/2019	6,659,000	7,851,973
3.700%, 09/15/2024 (Acquired 09/10/2014, Cost $4,023,350) *	4,025,000	4,140,216
4.750%, 09/15/2044 (Acquired 09/10/2014, Cost $1,948,459) *	1,950,000	2,130,899
A.P. Meoller - Maersk A/S:
2.550%, 09/22/2019 (Acquired 11/24/2014, Cost $10,065,609) * f	10,000,000	10,028,050
3.750%, 09/22/2024 (Acquired 09/15/2014, Cost $4,459,830) * @ f	4,475,000	4,594,550
AbbVie Inc.:
1.750%, 11/06/2017	7,450,000	7,466,189
2.000%, 11/06/2018	10,835,000	10,798,648
Access Midstream Partners LP / ACMP Finance Corp,
6.125%, 07/15/2022 @	300,000	318,750
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	700,000	775,920
ADT Corp.:
2.250%, 07/15/2017	2,810,000	2,718,675
3.500%, 07/15/2022	1,200,000	1,023,000
Alibaba Group Holding Limited,
3.125%, 11/28/2021 (Acquired 11/20/2014, Cost $9,955,800) * f	10,000,000	9,879,770
Altera Corporation,
4.100%, 11/15/2023	3,000,000	3,105,000
Ameritech Capital Funding Corporation,
6.450%, 01/15/2018	3,175,000	3,560,889
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,792,000	2,985,709
6.375%, 09/15/2017	968,000	1,076,224
8.700%, 03/15/2019	4,380,000	5,365,286
6.450%, 09/15/2036 @	1,725,000	2,072,922
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 09/20/2011 through 07/11/2012, Cost $6,767,133) * @ f	5,600,000	6,974,475
ArcelorMittal S.A.:
5.000%, 02/25/2017 f	5,000,000	5,200,000
6.750%, 02/25/2022 @ f	2,000,000	2,135,000
AT&T Inc.:
6.300%, 01/15/2038 @	11,000,000	13,309,208
5.550%, 08/15/2041	1,000,000	1,114,300
Atlas Air, Inc. Pass Through Trust,
Series 00-1, 8.707%, 01/02/2019	132,635	137,609
Ball Corporation,
6.750%, 09/15/2020 @	13,153,000	13,679,120
Bayer US Finance LLC,
2.375%, 10/08/2019 (Acquired 10/01/2014, Cost $14,657,559) *	14,725,000	14,783,429
Beam Suntory Inc.,
3.250%, 05/15/2022	2,000,000	2,002,216
Becton, Dickinson and Company:
3.250%, 11/12/2020	13,000,000	13,224,588
3.734%, 12/15/2024	4,900,000	5,044,917
Bemis Company, Inc.,
4.500%, 10/15/2021	1,000,000	1,084,830
Boston Scientific Corporation,
2.650%, 10/01/2018	10,000,000	10,011,770
BP Capital Markets:
0.885%, 09/26/2018 f	5,000,000	4,954,415
4.750%, 03/10/2019 @ f	1,500,000	1,640,862
Browning-Ferris Industries, Inc.,
9.250%, 05/01/2021	1,600,000	2,040,934
Bunge Limited Finance Corp.,
8.500%, 06/15/2019	13,690,000	16,777,643
Bunge N.A. Finance L.P.,
5.900%, 04/01/2017	4,024,000	4,375,203
CareFusion Corporation:
6.375%, 08/01/2019	5,000,000	5,784,990
3.875%, 05/15/2024	7,500,000	7,739,940
CCOH Safari, LLC:
5.500%, 12/01/2022	2,000,000	2,030,000
5.750%, 12/01/2024 @	10,000,000	10,112,500
CenturyLink, Inc.,
Series R, 5.150%, 06/15/2017	2,000,000	2,095,000
CF Industries, Inc.:
6.875%, 05/01/2018	5,000,000	5,684,145
3.450%, 06/01/2023	8,745,000	8,548,631
5.375%, 03/15/2044	5,000,000	5,394,475
Chesapeake Energy Corporation:
6.500%, 08/15/2017	3,544,000	3,774,360
3.481%, 04/15/2019	4,500,000	4,410,000
Cliffs Natural Resources Inc.,
5.700%, 01/15/2018 @	11,579,000	7,526,350
Comcast Cable Communications Holdings, Inc.,
9.455%, 11/15/2022	2,030,000	2,918,415
Comcast Corporation:
4.250%, 01/15/2033	5,900,000	6,247,669
4.650%, 07/15/2042	2,000,000	2,189,024
Computer Sciences Corporation,
4.450%, 09/15/2022	2,000,000	2,045,826
ConAgra Foods, Inc.,
1.900%, 01/25/2018	8,569,000	8,511,913
ConocoPhillips Canada Funding Company I,
5.950%, 10/15/2036 f	845,000	1,055,218
Constellation Brands, Inc.,
4.750%, 11/15/2024 @	100,000	101,250
Continental Airlines Pass Through Trust,
Series 974A, 6.900%, 01/02/2018	31,877	33,471
Cox Communications, Inc.:
9.375%, 01/15/2019 (Acquired 10/06/2014 through 10/06/2014, Cost $9,708,015) *	7,670,000	9,652,864
2.950%, 06/30/2023 (Acquired 04/24/2013, Cost $5,440,103) * @	5,475,000	5,250,207
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,616,999) *	4,625,000	4,668,554
4.800%, 02/01/2035 (Acquired 12/01/2014, Cost $9,996,400) *	10,000,000	10,418,730
4.700%, 12/15/2042 (Acquired 11/26/2012, Cost $4,999,050) * @	5,000,000	4,995,570
CSX Corporation,
6.220%, 04/30/2040	175,000	227,952
D.R. Horton, Inc.,
4.750%, 05/15/2017 @	1,447,000	1,512,115
Daimler Finance North America LLC,
1.875%, 01/11/2018 (Acquired 01/07/2013, Cost $2,116,139) *	2,125,000	2,132,384
Danone,
3.000%, 06/15/2022 (Acquired 05/29/2012, Cost $3,489,465) * f	3,500,000	3,515,414
DCP Midstream, LLC:
9.750%, 03/15/2019 (Acquired 02/29/2012 through 12/12/2012, Cost $11,004,099) *	9,155,000	11,451,129
4.750%, 09/30/2021 (Acquired 09/14/2011 through 11/18/2011, Cost $2,250,486) *	2,245,000	2,229,042
Deutsche Telekom International Finance B.V.:
6.750%, 08/20/2018 f	1,250,000	1,450,581
8.750%, 06/15/2030 f	825,000	1,218,656
Devon Energy Corporation,
6.300%, 01/15/2019	5,220,000	5,958,051
Devon Financing Corporation, LLC
7.875%, 09/30/2031	5,000,000	6,820,735
DISH DBS Corporation,
5.000%, 03/15/2023 @	2,500,000	2,418,750
Dollar General Corporation:
4.125%, 07/15/2017	275,000	283,612
1.875%, 04/15/2018	2,100,000	2,029,211
Dominion Gas Holdings, LLC,
3.600%, 12/15/2024	6,100,000	6,205,207
Eaton Corporation:
2.750%, 11/02/2022	2,500,000	2,455,992
4.000%, 11/02/2032	3,660,000	3,722,802
Ecolab Inc.,
1.450%, 12/08/2017	5,200,000	5,153,398
El Paso Pipeline Partners Operating Company, L.L.C.,
7.500%, 11/15/2040	2,500,000	3,074,942
Enbridge Inc.,
0.905%, 10/01/2016 f	1,250,000	1,249,354
Encana Corporation,
6.500%, 05/15/2019 f	500,000	567,558
Energy Transfer Partners, L.P.:
9.700%, 03/15/2019	1,189,000	1,492,334
5.200%, 02/01/2022	1,000,000	1,069,556
3.600%, 02/01/2023 @	5,000,000	4,838,340
EnLink Midstream Partners, LP,
4.400%, 04/01/2024	7,000,000	7,091,287
Enogex LLC,
6.250%, 03/15/2020 (Acquired 10/25/2012 through 05/10/2013, Cost $3,559,188) *	3,190,000	3,648,588
Enterprise Products Operating LLC:
3.350%, 03/15/2023 @	10,000,000	9,890,920
3.750%, 02/15/2025 @	7,000,000	7,026,656
Express Scripts Holding Company:
7.250%, 06/15/2019	4,600,000	5,523,022
4.750%, 11/15/2021	14,700,000	16,222,229
3.500%, 06/15/2024	7,500,000	7,473,690
FedEx Corporation,
8.000%, 01/15/2019	6,100,000	7,425,945
Fidelity National Information Services, Inc.:
5.000%, 03/15/2022	9,345,000	9,910,886
3.500%, 04/15/2023	4,100,000	4,075,412
3.875%, 06/05/2024 @	19,750,000	19,949,515
Fiserv, Inc.:
3.125%, 06/15/2016	2,475,000	2,541,073
4.625%, 10/01/2020	3,000,000	3,258,957
3.500%, 10/01/2022	11,500,000	11,614,172
Florida Gas Transmission Company, LLC,
3.875%, 07/15/2022 (Acquired 06/12/2012, Cost $2,996,190) *	3,000,000	3,038,295
Fomento Economico Mexicano, S.A.B. de C.V.:
2.875%, 05/10/2023 f	11,700,000	10,912,730
4.375%, 05/10/2043 @ f	4,000,000	3,737,848
Ford Motor Credit Company LLC:
2.500%, 01/15/2016	2,000,000	2,022,372
4.207%, 04/15/2016	4,710,000	4,875,062
8.000%, 12/15/2016	2,000,000	2,238,304
3.000%, 06/12/2017	3,000,000	3,078,021
6.625%, 08/15/2017	1,063,000	1,184,987
5.750%, 02/01/2021 @	13,000,000	14,897,116
Forest Laboratories, Inc.:
4.375%, 02/01/2019 (Acquired 10/20/2014, Cost $4,222,938) *	4,000,000	4,225,480
5.000%, 12/15/2021 (Acquired 08/26/2014 through 09/29/2014, Cost $20,099,491) *	18,608,000	20,149,226
Freeport-McMoRan Inc.:
3.100%, 03/15/2020 @	3,800,000	3,696,385
3.550%, 03/01/2022 @	5,000,000	4,725,555
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.:
6.500%, 11/15/2020	6,337,000	6,859,612
6.625%, 05/01/2021	6,447,000	6,930,525
6.750%, 02/01/2022	2,649,000	2,913,900
General Mills, Inc.,
2.200%, 10/21/2019	12,000,000	11,899,188
Georgia-Pacific LLC:
5.400%, 11/01/2020 (Acquired 10/27/2010, Cost $994,130) *	1,000,000	1,125,238
3.163%, 11/15/2021 (Acquired 11/03/2014, Cost $19,999,800) *	20,000,000	20,119,520
Glencore Canada Corporation,
5.375%, 06/01/2015 f	2,000,000	2,033,840
Glencore Finance (Canada) Limited:
4.950%, 11/15/2021 (Acquired 11/03/2011, Cost $1,997,480) * f	2,000,000	2,109,958
4.250%, 10/25/2022 (Acquired 10/18/2012 through 05/22/2013, Cost $7,120,116) * f	7,000,000	6,965,693
Glencore Funding LLC:
4.125%, 05/30/2023 (Acquired 05/22/2013 through 04/03/2014, Cost $12,194,471) *	12,300,000	12,001,836
4.625%, 04/29/2024 (Acquired 10/08/2014, Cost $5,145,026) *	5,000,000	5,024,000
Grupo Bimbo, S.A.B. de C.V.,
3.875%, 06/27/2024 (Acquired 06/27/2014, Cost $7,011,037) * f	7,000,000	7,027,510
GTE Corporation,
8.750%, 11/01/2021	975,000	1,271,593
Gulf South Pipeline Company, LP,
4.000%, 06/15/2022	3,000,000	2,957,436
H. J. Heinz Company,
4.250%, 10/15/2020 @	20,000,000	20,200,000
H. J. Heinz Finance Company,
6.750%, 03/15/2032	10,000,000	10,575,000
Hanson Limited,
6.125%, 08/15/2016 f	15,157,000	16,066,420
HCA Inc.:
4.250%, 10/15/2019	10,900,000	11,063,500
5.000%, 03/15/2024	8,366,000	8,596,065
Hess Corporation,
8.125%, 02/15/2019	1,262,000	1,501,517
Hewlett-Packard Company:
4.375%, 09/15/2021	10,000,000	10,484,770
4.650%, 12/09/2021 @	15,500,000	16,596,873
Hospira, Inc.:
6.050%, 03/30/2017	25,000,000	26,954,125
5.800%, 08/12/2023	6,465,000	7,235,175
Husky Energy Inc.,
4.000%, 04/15/2024 f	1,605,000	1,576,373
Hutchison Whampoa International (09/16) Limited,
4.625%, 09/11/2015 (Acquired 08/19/2010 through 12/28/2011, Cost $3,597,608) * f	3,563,000	3,652,716
Hutchison Whampoa International (11) Limited,
3.500%, 01/13/2017 (Acquired 01/10/2012, Cost $4,070,309) * f	4,000,000	4,144,240
Hutchison Whampoa International (12) (II) Limited,
3.250%, 11/08/2022 (Acquired 11/05/2012, Cost $4,603,093) * f	4,625,000	4,598,244
Hutchison Whampoa International (14) Limited,
3.625%, 10/31/2024 (Acquired 10/28/2014, Cost $14,982,600) * f	15,000,000	15,068,685
Hyundai Capital Services, Inc.:
4.375%, 07/27/2016 (Acquired 04/05/2013, Cost $1,145,127) * f	1,100,000	1,150,979
1.043%, 03/18/2017 (Acquired 03/11/2014, Cost $2,400,000) * f	2,400,000	2,395,186
3.500%, 09/13/2017 (Acquired 03/06/2012 through 08/29/2014, Cost $12,915,582) * f	12,470,000	12,899,928
Ingersoll-Rand Luxembourg Finance S.A.:
3.550%, 11/01/2024 f	3,200,000	3,180,493
4.650%, 11/01/2044 f	1,300,000	1,321,789
Ingredion Incorporated,
1.800%, 09/25/2017	5,650,000	5,633,768
Johnson Controls, Inc.,
5.250%, 12/01/2041	1,150,000	1,297,131
Keysight Technologies, Inc.,
3.300%, 10/30/2019 (Acquired 10/06/2014, Cost $4,995,100) *	5,000,000	4,967,545
Kinder Morgan Energy Partners, L.P.:
9.000%, 02/01/2019	1,658,000	2,009,920
6.850%, 02/15/2020	4,645,000	5,335,359
6.500%, 02/01/2037	400,000	449,611
6.950%, 01/15/2038	350,000	403,945
Kinder Morgan Finance Company LLC:
5.700%, 01/05/2016	2,536,000	2,632,672
6.000%, 01/15/2018 (Acquired 12/06/2010, Cost $999,930) *	1,000,000	1,083,800
Kinder Morgan, Inc.,
3.050%, 12/01/2019	7,000,000	6,944,350
Kinross Gold Corporation,
6.875%, 09/01/2041 f	5,500,000	5,229,191
Kraft Foods Group Inc,
5.000%, 06/04/2042 @	1,000,000	1,100,803
Lafarge S.A.:
6.200%, 07/09/2015 (Acquired 10/01/2013, Cost $509,945) * f	500,000	511,450
6.500%, 07/15/2016 f	4,843,000	5,157,795
7.125%, 07/15/2036 f	1,225,000	1,421,000
Lear Corporation,
5.250%, 01/15/2025	20,000,000	20,250,000
Marathon Oil Corporation,
2.800%, 11/01/2022 @	10,175,000	9,528,867
Marathon Petroleum Corporation:
3.625%, 09/15/2024	2,500,000	2,450,008
4.750%, 09/15/2044 @	2,375,000	2,242,964
Martin Marietta Materials, Inc.:
6.600%, 04/15/2018	475,000	538,478
6.250%, 05/01/2037	450,000	476,548
Masco Corporation:
6.125%, 10/03/2016	2,150,000	2,280,075
7.125%, 03/15/2020	1,800,000	2,079,000
MeadWestvaco Corporation,
7.375%, 09/01/2019	6,650,000	7,857,321
Medtronic, Inc.:
2.500%, 03/15/2020 (Acquired 12/01/2014, Cost $4,994,950) *	5,000,000	5,013,115
4.375%, 03/15/2035 (Acquired 12/01/2014, Cost $6,938,190) * @	7,000,000	7,425,992
Murphy Oil Corporation,
4.000%, 06/01/2022	12,600,000	11,582,600
Mylan Inc.:
7.875%, 07/15/2020 (Acquired 07/16/2013, Cost $5,355,348) *	5,000,000	5,325,975
4.200%, 11/29/2023 @	4,525,000	4,689,846
Nabors Industries, Inc.,
6.150%, 02/15/2018	250,000	260,392
National Oilwell Varco, Inc.,
Series B, 6.125%, 08/15/2015	2,655,000	2,656,264
New Cingular Wireless Services, Inc.,
8.750%, 03/01/2031	3,050,000	4,724,789
Noble Energy, Inc.:
3.900%, 11/15/2024 @	3,000,000	2,965,044
5.050%, 11/15/2044	3,000,000	2,965,284
Northern Tier Energy LLC / Northern Tier Finance Corp:
7.125%, 11/15/2020	5,000,000	5,050,000
7.125%, 11/15/2020	10,935,000	11,044,350
NuStar Logistics, L.P.:
4.800%, 09/01/2020	4,275,000	4,018,500
6.750%, 02/01/2021	3,000,000	3,172,500
Oi S.A.,
5.750%, 02/10/2022 (Acquired 02/06/2012, Cost $3,000,000) * @ f	3,000,000	2,745,000
ONEOK Partners, L.P.:
3.375%, 10/01/2022	9,500,000	8,793,789
5.000%, 09/15/2023 @	5,800,000	6,059,886
Oracle Corporation,
3.400%, 07/08/2024	8,850,000	9,045,337
Orange,
2.750%, 09/14/2016 f	1,050,000	1,073,002
Owens Corning,
4.200%, 12/01/2024 @	10,000,000	9,868,660
Packaging Corporation of America,
4.500%, 11/01/2023	4,700,000	4,923,302
Pactiv LLC,
7.950%, 12/15/2025	1,338,000	1,344,690
PCCW-HKT Capital No. 3 Limited,
5.250%, 07/20/2015 (Acquired 09/29/2008 through 12/20/2010, Cost $776,905) * f	775,000	791,199
Pearson Funding Two plc,
4.000%, 05/17/2016 (Acquired 07/17/2012, Cost $2,803,768) * f	2,700,000	2,806,496
Pentair Finance S.A.,
2.650%, 12/01/2019 f	5,000,000	4,948,540
PepsiCo, Inc.,
4.250%, 10/22/2044	2,850,000	2,974,397
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 09/19/2014, Cost $30,947,395) * f	30,900,000	30,483,839
PetroLogistics LP / PetroLogistics Finance Corp.,
6.250%, 04/01/2020	2,225,000	2,397,438
Phillips 66:
4.300%, 04/01/2022	6,168,000	6,511,502
4.650%, 11/15/2034	13,000,000	13,324,974
Pioneer Natural Resources Company,
6.875%, 05/01/2018	14,075,000	15,755,907
Plum Creek Timberlands, L.P.:
5.875%, 11/15/2015	4,775,000	4,960,409
4.700%, 03/15/2021	1,200,000	1,301,460
3.250%, 03/15/2023	8,375,000	8,231,268
POSCO,
4.250%, 10/28/2020 (Acquired 10/21/2010, Cost $2,165,365) * f	2,175,000	2,323,424
Qwest Capital Funding, Inc.,
7.625%, 08/03/2021	200,000	215,500
R.R. Donnelley & Sons Company:
8.600%, 08/15/2016	1,250,000	1,368,750
6.125%, 01/15/2017	76,000	80,560
Reliance Holding USA, Inc.:
4.500%, 10/19/2020 (Acquired 10/14/2010 through 10/18/2010, Cost $1,988,700) *	2,000,000	2,089,896
5.400%, 02/14/2022 (Acquired 02/09/2012 through 02/23/2012, Cost $3,514,333) * @	3,500,000	3,791,578
Republic Services, Inc.:
5.500%, 09/15/2019	13,000,000	14,645,527
3.550%, 06/01/2022	4,000,000	4,106,468
4.750%, 05/15/2023	13,459,000	14,958,211
Rio Tinto Finance (USA) Limited,
9.000%, 05/01/2019 @ f	11,000,000	13,916,782
Rockies Express Pipeline LLC:
3.900%, 04/15/2015 (Acquired 09/15/2011 through 01/08/2013, Cost $2,851,540) *	2,850,000	2,835,750
6.850%, 07/15/2018 (Acquired 12/21/2011, Cost $2,024,067) *	2,000,000	2,060,000
5.625%, 04/15/2020 (Acquired 12/10/2010 through 12/29/2011, Cost $2,700,128) *	2,695,000	2,647,838
Rockwood Specialties Group Inc Sr Glbl Nt 20,
4.625%, 10/15/2020	26,454,000	27,313,755
SABMiller Holdings Inc.,
0.922%, 08/01/2018 (Acquired 10/16/2014, Cost $15,075,759) *	15,000,000	15,047,520
Samarco Mineracao S.A.:
5.750%, 10/24/2023 (Acquired 10/21/2013, Cost $5,312,968) * f	5,475,000	5,228,625
5.375%, 09/26/2024 (Acquired 09/23/2014, Cost $4,835,580) * @ f	5,125,000	4,750,875
Schneider Electric SE,
2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $4,986,700) * f	5,000,000	5,026,165
Seagate HDD Cayman,
6.875%, 05/01/2020 f	10,447,000	10,969,350
Sealed Air Corporation,
8.375%, 09/15/2021 (Acquired 09/16/2011 through 09/19/2011, Cost $2,288,360) *	2,250,000	2,514,375
SK Telecom Co., Ltd.,
6.625%, 07/20/2027 (Acquired 07/13/2007 through 04/30/2013, Cost $996,143) * f	960,000	1,223,261
Sonoco Products Company,
4.375%, 11/01/2021	1,000,000	1,065,017
Sprint Capital Corporation:
6.900%, 05/01/2019	675,000	688,500
8.750%, 03/15/2032	300,000	290,250
Sprint Communications, Inc.,
6.000%, 12/01/2016	200,000	209,205
Sunoco Logistics Partners Operations L.P.:
3.450%, 01/15/2023	2,000,000	1,917,954
6.100%, 02/15/2042	1,000,000	1,084,621
Sunoco, Inc.,
5.750%, 01/15/2017	701,000	757,879
Targa Resources Partners LP,
4.125%, 11/15/2019 (Acquired 10/23/2014 through 10/27/2014, Cost $7,031,250) *	7,000,000	6,737,500
Telecom Italia Capital:
5.250%, 10/01/2015 f	4,250,000	4,335,000
7.200%, 07/18/2036 f	2,900,000	3,117,500
Telecom Italia S.p.A.,
5.303%, 05/30/2024 (Acquired 05/22/2014, Cost $17,142,728) * @ f	17,000,000	17,212,500
Telefonica Emisiones S.A.U.:
6.421%, 06/20/2016 f	3,950,000	4,225,521
6.221%, 07/03/2017 f	8,942,000	9,899,661
5.462%, 02/16/2021 f	2,402,000	2,678,211
4.570%, 04/27/2023 @ f	1,000,000	1,070,645
7.045%, 06/20/2036 f	200,000	263,096
The Dow Chemical Company:
8.550%, 05/15/2019	5,000,000	6,216,230
4.125%, 11/15/2021	835,000	882,267
The Timken Company,
3.875%, 09/01/2024 (Acquired 08/13/2014, Cost $18,336,205) *	18,500,000	18,471,307
The Williams Companies, Inc.:
7.875%, 09/01/2021	1,335,000	1,542,157
3.700%, 01/15/2023	3,000,000	2,694,258
Series A, 7.500%, 01/15/2031	120,000	127,326
7.750%, 06/15/2031	3,500,000	3,748,248
5.750%, 06/24/2044 @	2,500,000	2,174,643
Thermo Fisher Scientific Inc.,
3.300%, 02/15/2022 @	7,000,000	7,011,571
Time Warner Cable Inc.:
8.750%, 02/14/2019	1,132,000	1,401,250
8.250%, 04/01/2019	35,000	42,845
Time Warner Companies, Inc.,
7.250%, 10/15/2017	2,300,000	2,635,805
Time Warner Inc.:
7.625%, 04/15/2031 @	13,375,000	18,646,556
7.700%, 05/01/2032	408,000	576,438
Transcontinental Gas Pipe Line Company, LLC,
4.450%, 08/01/2042	2,600,000	2,433,119
Transocean Inc.:
6.500%, 11/15/2020 @ f	9,500,000	8,958,196
6.375%, 12/15/2021 @ f	5,500,000	5,073,470
3.800%, 10/15/2022 @ f	5,000,000	4,051,625
6.800%, 03/15/2038 @ f	878,000	752,364
TSMC Global Ltd,
1.625%, 04/03/2018 (Acquired 03/27/2013, Cost $2,997,990) * f	3,000,000	2,944,560
Tyco Electronics Group S.A.:
6.550%, 10/01/2017 f	5,243,000	5,901,673
7.125%, 10/01/2037 f	500,000	681,566
U.S. Airways Pass Through Trust,
Series 981B, 7.350%, 01/30/2018	311,469	330,936
United AirLines, Inc. Pass Through Trust,
Series 91A2, 10.020%, 12/31/2014 § † **	60,931	17,092
Ultramar Diamond Shamrock Corporation,
7.200%, 10/15/2017	7,100,000	7,982,594
Vale Overseas Limited:
6.250%, 01/23/2017 f	3,850,000	4,106,449
4.375%, 01/11/2022 @ f	2,700,000	2,587,977
8.250%, 01/17/2034 @ f	425,000	508,614
6.875%, 11/10/2039 f	5,625,000	5,990,963
Valero Energy Corporation:
9.375%, 03/15/2019	19,606,000	24,451,250
6.625%, 06/15/2037	5,000,000	5,903,295
Verizon Communications Inc.:
5.150%, 09/15/2023	17,000,000	18,771,961
6.400%, 09/15/2033 @	22,675,000	27,930,680
Viacom Inc.,
2.750%, 12/15/2019 @	10,000,000	10,019,830
Vodafone Group Public Limited Company,
6.150%, 02/27/2037 f	500,000	603,315
Vulcan Materials Company:
7.000%, 06/15/2018	2,435,000	2,678,500
7.150%, 11/30/2037	500,000	510,000
Walgreen Co.,
5.250%, 01/15/2019	10,000,000	11,115,870
Walgreens Boots Alliance, Inc.,
3.800%, 11/18/2024	10,000,000	10,199,000
Wal-Mart Stores, Inc.,
3.300%, 04/22/2024	12,000,000	12,390,180
Weatherford International Ltd.,
4.500%, 04/15/2022 f	5,020,000	4,467,926
6.750%, 09/15/2040 f	1,250,000	1,164,356
Western Gas Partners, LP,
5.375%, 06/01/2021	18,000,000	19,748,484
Westvaco Corporation:
9.750%, 06/15/2020	930,000	1,192,272
8.200%, 01/15/2030	2,790,000	3,691,619
Weyerhaeuser Company,
7.375%, 10/01/2019	11,865,000	14,155,206
Williams Partners L.P.:
5.250%, 03/15/2020 @	2,000,000	2,171,056
6.300%, 04/15/2040	1,590,000	1,778,687
WPX Energy, Inc.,
6.000%, 01/15/2022	4,000,000	3,850,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023 (Acquired 05/15/2013, Cost $4,000,000) * @	4,000,000	3,800,000
Yara International ASA,
7.875%, 06/11/2019 (Acquired 12/03/2012 through 10/31/2013, Cost $7,102,981) * f	5,880,000	7,005,614
		1,653,460,883	24.6%
Total Corporate Bonds		2,961,487,496	44.1%

Other Government Related Securities
Centrais Eletricas Brasileiras SA:
6.875%, 07/30/2019 (Acquired 12/06/2012, Cost $3,366,904) * f	3,000,000	3,060,000
5.750%, 10/27/2021 (Acquired 10/20/2011, Cost $4,000,000) * @ f	4,000,000	3,840,000
CNOOC Curtis Funding No.1 Pty Ltd,
4.500%, 10/03/2023 (Acquired 02/26/2014, Cost $5,038,886) * f	5,000,000	5,255,890
CNOOC Finance 2013 Ltd,
3.000%, 05/09/2023 f	2,415,000	2,285,573
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 f	4,450,000	4,604,322
CNPC General Capital Ltd,
2.750%, 05/14/2019 (Acquired 05/07/2014, Cost $1,983,740) * f	2,000,000	1,986,442
CNPC HK Overseas Capital Ltd,
5.950%, 04/28/2041 (Acquired 04/20/2011, Cost $978,120) * f	1,000,000	1,241,480
Comision Federal de Electricidad,
5.750%, 02/14/2042 (Acquired 02/08/2012, Cost $5,116,800) * f	5,200,000	5,548,400
Corp Andina de Fomento,
4.375%, 06/15/2022 f	3,956,000	4,252,134
Eksportfinans ASA,
2.000%, 09/15/2015 f	12,213,000	12,227,289
Korea Electric Power Corporation,
6.750%, 08/01/2027 f	490,000	623,541
Korea Expressway Corporation,
1.625%, 04/28/2017 (Acquired 04/22/2014, Cost $2,643,057) * f	2,650,000	2,635,186
Korea Hydro & Nuclear Power Co., Ltd.,
3.125%, 09/16/2015 (Acquired 09/09/2010, Cost $493,770) * f	500,000	507,352
Nexen Energy ULC,
7.500%, 07/30/2039 f	6,175,000	8,569,974
Petrobras Global Finance B.V.,
3.000%, 01/15/2019 f	3,000,000	2,652,210
Petrobras International Finance Company S.A.:
3.875%, 01/27/2016 f	5,800,000	5,691,540
7.875%, 03/15/2019 f	5,000,000	5,261,850
5.375%, 01/27/2021 f	3,200,000	2,965,024
Petroleos Mexicanos:
4.875%, 01/24/2022 f	6,500,000	6,808,165
4.250%, 01/15/2025 (Acquired 10/06/2014 through 10/24/2014, Cost $15,000,829) * f	15,000,000	14,902,500
6.500%, 06/02/2041 f	4,000,000	4,590,000
Portigon AG,
4.796%, 07/15/2015 f	1,885,000	1,921,322
PTT Public Company Limited,
3.375%, 10/25/2022 (Acquired 10/19/2012, Cost $4,958,500) * f	5,000,000	4,932,630
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (Acquired 04/02/2014, Cost $1,496,505) * f	1,500,000	1,573,412
State Bank of India,
4.125%, 08/01/2017 (Acquired 07/25/2012, Cost $6,939,800) * f	7,000,000	7,264,180
The Export-Import Bank of Korea:
5.875%, 01/14/2015 f	3,500,000	3,504,099
4.000%, 01/29/2021 f	2,400,000	2,566,831
The Korea Development Bank,
3.000%, 09/14/2022 f	4,400,000	4,419,716
		125,691,062	1.9%
Taxable Municipal Bonds
Bellevue Union School District,
5.000%, 08/01/2028	625,000	643,956
California Qualified School Bond Joint Powers Authority:
6.739%, 09/01/2026	2,415,000	2,670,338
7.155%, 03/01/2027	1,700,000	1,920,575
California School Finance Authority,
5.041%, 07/01/2020	1,500,000	1,650,855
Central Valley Support Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,610,355
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,431,875
County of Contra Costa CA,
5.140%, 06/01/2017	1,300,000	1,376,713
Elgin Local School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	1,000,000	1,080,810
Government Development Bank for Puerto Rico,
4.704%, 05/01/2016	875,000	746,812
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 06/01/2015)	2,810,000	2,809,916
New Hampshire Housing Finance Authority:
3.100%, 07/01/2021	1,880,000	1,938,788
3.750%, 07/01/2034	7,555,000	8,016,308
New Jersey Economic Development Authority,
1.802%, 06/15/2017	15,000,000	14,894,850
North Carolina Housing Finance Agency:
2.870%, 07/01/2032 (Callable 01/01/2024)	7,000,000	7,170,940
2.812%, 07/01/2035 (Callable 01/01/2024)	9,430,000	9,660,469
North East Independent School District/TX,
5.240%, 08/01/2027	3,000,000	3,577,080
Port of Oakland,
5.000%, 11/01/2020 (Callable 11/01/2017)	2,900,000	3,199,454
Rhode Island Housing & Mortgage Finance Corporation,
2.913%, 10/01/2039 (Callable 10/01/2023)	3,500,000	3,529,610
San Dieguito Public Facilities Authority,
6.459%, 05/01/2027	1,825,000	2,096,633
State of California,
5.500%, 03/01/2016	2,000,000	2,112,520
State of Illinois:
4.421%, 01/01/2015	1,600,000	1,600,000
4.961%, 03/01/2016	2,000,000	2,083,460
5.163%, 02/01/2018	3,000,000	3,213,270
State Public School Building Authority,
5.000%, 09/15/2027	1,998,000	2,162,655
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	1,350,000	1,435,482
Town of Davie FL Water & Sewer Revenue,
6.599%, 10/01/2030 (Callable 10/01/2020)	1,000,000	1,174,050
West Contra Costa Unified School District,
6.250%, 08/01/2030	4,320,000	5,228,626
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	1,160,000	1,210,182
		90,246,582	1.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
5.000%, 12/01/2020	63,436	67,585
5.000%, 05/01/2021	117,575	125,257
6.000%, 06/01/2021	22,839	25,021
3.000%, 05/01/2027	11,749,673	12,226,498
6.500%, 12/01/2028	35,075	40,624
6.500%, 06/01/2029	14,782	17,297
5.000%, 03/01/2036	10,318,270	11,413,420
5.500%, 04/01/2037	326,336	365,315
5.500%, 04/01/2038	187,093	209,300
5.500%, 05/01/2038	379,531	424,840
4.500%, 11/01/2039	6,027,265	6,534,634
4.500%, 11/01/2039	1,933,678	2,096,261
4.500%, 08/01/2040	6,101,891	6,619,837
4.500%, 08/01/2040	8,694,766	9,433,308
3.500%, 06/01/2042	12,545,971	13,065,618
3.500%, 07/01/2042	44,208,857	46,036,064
3.000%, 08/01/2042	35,165,351	35,596,428
3.000%, 02/01/2043	11,164,060	11,299,918
3.000%, 06/01/2043	18,522,868	18,740,197
3.000%, 08/01/2043	28,123,864	28,448,937
3.500%, 07/01/2044	34,504,440	35,915,101
3.500%, 08/01/2044	57,289,724	59,631,925
4.000%, 09/01/2044	72,146,397	76,997,565
4.000%, 10/01/2044	41,875,737	44,882,024
Federal Home Loan Mortgage Corporation (FHLMC):
Series 1053, Class G, 7.000%, 03/15/2021	3,609	4,105
Series 136, Class E, 6.000%, 04/15/2021	7,226	7,685
Series 2804, Class VC, 5.000%, 07/15/2021	145,333	153,215
Series 1122, Class G, 7.000%, 08/15/2021	8,541	9,287
Series 1186, Class I, 7.000%, 12/15/2021	17,079	19,164
Federal National Mortgage Association (FNMA):
Series 1989-94, Class G, 7.500%, 12/25/2019	4,362	4,730
Series 1990-15, Class J, 7.000%, 02/25/2020	13,220	14,132
Series 1991-21, Class J, 7.000%, 03/25/2021	2,970	3,252
Series 1991-43, Class J, 7.000%, 05/25/2021	58,545	64,650
Series 1991-65, Class Z, 6.500%, 06/25/2021	52,466	55,797
5.000%, 11/01/2021	438,470	470,897
Series 1992-129, Class L, 6.000%, 07/25/2022	104,916	113,498
5.500%, 03/01/2023	252,211	281,828
Series 1993-32, Class H, 6.000%, 03/25/2023	23,651	25,656
Series 1993-58, Class H, 5.500%, 04/25/2023	118,302	129,433
5.500%, 07/01/2023	122,280	136,645
5.500%, 12/01/2023	177,034	197,933
6.000%, 03/01/2026	38,551	43,647
5.000%, 06/01/2026	9,352,732	10,139,422
3.000%, 04/01/2027	21,961,457	22,886,552
2.500%, 12/01/2027	31,745,931	32,408,897
5.000%, 05/01/2028	106,686	117,785
6.500%, 09/01/2028	27,899	32,402
6.500%, 02/01/2029	56,288	64,283
4.500%, 07/01/2030	11,481,362	12,536,692
4.000%, 11/01/2031	11,177,160	12,051,764
5.500%, 01/01/2032	23,516	26,490
4.000%, 01/01/2034	28,112,674	30,272,328
5.500%, 04/01/2034	1,754,666	1,976,279
5.500%, 04/01/2034	1,827,856	2,059,691
Series 2004-90, Class LH, 5.000%, 04/25/2034	2,995,056	3,098,149
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	171,500	175,964
Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	63,102	63,390
4.000%, 09/01/2034	37,297,332	40,129,943
5.500%, 09/01/2034	57,030	64,172
5.500%, 02/01/2035	28,175	31,656
5.000%, 04/01/2035	3,295,831	3,650,608
5.000%, 07/01/2035	9,669,212	10,706,400
5.000%, 02/01/2036	6,212,854	6,875,351
5.000%, 03/01/2036	2,023,368	2,236,573
5.500%, 04/01/2036	9,449,607	10,564,674
6.000%, 08/01/2037	133,197	145,973
6.000%, 05/01/2038	17,167,700	19,481,116
4.500%, 06/01/2039	18,178,677	19,769,166
5.000%, 06/01/2040	39,901,521	44,126,679
4.000%, 08/01/2040	2,618,036	2,799,221
4.500%, 08/01/2040	12,898,278	14,029,355
4.000%, 10/01/2040	1,781,732	1,903,988
4.000%, 12/01/2040	6,865,499	7,404,613
3.500%, 01/01/2041	4,048,050	4,229,046
4.000%, 01/01/2041	9,361,576	10,002,986
3.500%, 02/01/2041	4,409,004	4,603,991
3.500%, 03/01/2041	21,630,571	22,587,457
4.500%, 07/01/2041	17,112,963	18,594,623
4.000%, 09/01/2041	8,262,190	8,828,275
3.500%, 11/01/2041	38,370,981	40,077,932
4.000%, 12/01/2041	34,948,428	37,342,923
4.500%, 01/01/2042	28,557,672	31,069,943
3.000%, 05/01/2042	5,862,503	5,942,532
3.500%, 06/01/2042	12,920,850	13,487,450
3.000%, 03/01/2043	11,153,385	11,302,404
3.000%, 05/01/2043	47,027,453	47,643,830
3.000%, 06/01/2043	47,771,468	48,394,070
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	37,104	41,958
6.500%, 01/20/2029	17,814	20,828
6.000%, 11/20/2033	28,060	32,276
4.500%, 05/20/2040	4,257,324	4,680,080
4.500%, 07/20/2040	23,755,343	26,101,668
5.000%, 07/20/2040	1,855,753	2,071,125
4.500%, 01/20/2041	16,674,297	18,309,560
4.000%, 06/20/2042	33,552,983	36,010,972
3.500%, 09/20/2042	18,516,447	19,467,710
4.000%, 09/20/2044	49,171,576	52,820,348
		1,197,442,091	17.8%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-3CB, Class 2A1, 5.000%, 03/25/2020	2,423,179	2,453,893
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	594,536	594,038
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	656,090	636,279
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022 §	253,018	271,193
Series 2004-18CB, Class 1A1, 6.000%, 09/25/2034	13,588,132	14,288,097
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 §	776,931	731,576
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	930,018	771,239
Banc of America Alternative Loan Trust:
Series 2004-6, Class 4A1, 5.000%, 07/25/2019	6,434,321	6,625,298
Series 2004-1, Class 5A2, 5.500%, 02/25/2019	946,863	977,771
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	205,764	210,058
Series 2004-8, Class 3A1, 5.500%, 09/25/2019	1,247,539	1,299,332
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	817,468	843,310
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	674,471	683,379
Series 2005-8, Class 5A1, 5.500%, 09/25/2020	170,191	172,086
Series 2006-2, Class 6A1, 5.500%, 03/25/2021	167,490	172,038
Series 2007-1, Class 1A1, 5.875%, 04/25/2022	695,131	697,316
Series 2004-2, Class 1A1, 6.000%, 03/25/2034	4,277,123	4,473,396
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035 §	1,977,258	1,831,020
Series 2005-9, Class 2CB1, 6.000%, 10/25/2035 §	13,534,342	13,022,013
Series 2006-3, Class 6A1, 6.000%, 04/25/2036	241,349	248,155
Series 2007-C, Class 1A3, 5.293%, 05/20/2036	7,683,255	7,409,116
Series 2006-5, Class CB7, 6.000%, 06/25/2046 §	418,036	341,785
Banc of America Mortgage Trust,
Series 2003-L, Class 2A1, 2.775%, 01/25/2034	5,244,365	5,253,469
Chase Mortgage Finance Trust:
Series 2006-A1, Class 2A3, 2.515%, 09/25/2036 §	604,276	534,497
Series 2007-A1, Class 2A3, 2.465%, 02/25/2037	5,147,179	5,146,973
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%, 04/25/2035	1,228,175	1,153,963
Citicorp Mortgage Securities Trust,
Series 2007-2, Class 1A3, 6.000%, 02/25/2037	2,670,540	2,728,931
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A6, 5.702%, 03/25/2037	520,953	540,609
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 §	160,144	158,904
Citigroup Mortgage Loan Trust. Inc.:
Series 2006-AR1, Class 1A1, 2.500%, 10/25/2035	13,789,570	13,673,724
Series 2005-9, Class 22A2, 6.000%, 11/25/2035	8,100,117	7,694,188
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%, 08/25/2020	578,422	577,854
Deutsche Alt-A Securities Inc Mortgage Loan Trust,
Series 2005-3, Class 4A5, 5.250%, 06/25/2035	3,105,233	3,166,835
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2006-AR5, Class 21A, 6.000%, 10/25/2021 §	459,826	399,696
First Frankin Mortgage Loan Trust,
Series 2006-FF3, Class A2B, 0.570%, 02/25/2036	21,582,632	20,745,247
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	228,815	227,064
Series 2005-AA2, Class 2A1, 2.248%, 04/25/2035	5,805,726	5,690,093
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037 §	851,749	738,877
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%, 01/25/2020	1,410,979	1,446,769
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	7,656,180	7,899,608
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	2,669,822	2,654,046
Series 2006-A1, Class 2A1, 2.584%, 03/25/2036 §	167,395	136,508
Series 2006-S3, Class A3A, 6.000%, 08/25/2036 §	200,225	189,841
J.P. Morgan Mortgage Trust:
Series 2006-S3, Class 2A3, 5.000%, 08/25/2021 §	412,381	410,833
Series 2006-A2, Class 2A1, 2.609%, 04/25/2036 §	3,688,295	3,381,174
Series 2006-A2, Class 3A3, 5.076%, 04/25/2036 §	4,427,649	4,155,247
Series 2006-A7, Class 2A2, 2.695%, 01/25/2037 §	5,409,206	4,938,302
Series 2006-A7, Class 2A4R, 2.695%, 01/25/2037 §	4,018,566	3,637,357
Series 2007-A2, Class 2A3, 2.539%, 04/25/2037	10,562,454	9,459,914
Series 2007-A4, Class 2A3, 2.801%, 06/25/2037 §	11,943,132	10,929,327
MASTR Alternative Loan Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	154,455	156,920
Series 2004-5, Class 4A1, 5.500%, 07/25/2019	454,858	473,183
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	913,143	946,901
Series 2003-5, Class 6A1, 6.000%, 08/25/2033	67,084	71,485
Series 2004-2, Class 2A1, 6.000%, 02/25/2034	6,141,370	6,703,109
Series 2004-8, Class 2A1, 6.000%, 09/25/2034	5,290,371	5,416,213
Series 2005-6, Class 1A5, 5.500%, 12/25/2035	6,121,743	5,465,082
Merrill Lynch Mortgage Investors Trust,
Series 2004-F, Class A1B, 0.790%, 12/25/2029	20,118,658	19,384,146
RALI Trust:
Series 2004-QS3, Class CB, 5.000%, 03/25/2019	1,681,893	1,724,509
Series 2004-QS13, Class CB, 5.000%, 09/25/2019	1,454,192	1,484,972
Series 2004-QS5, Class A5, 4.750%, 04/25/2034	7,330	7,507
Series 2004-QS16, Class 1A1, 5.500%, 12/25/2034	4,537,480	4,630,807
Series 2005-QS2, Class A1, 5.500%, 02/25/2035	510,132	504,788
Series 2005-QS5, Class A1, 0.570%, 04/25/2035 §	5,112,311	3,869,191
Series 2005-QS9, Class A2, 0.670%, 06/25/2035 §	2,551,762	2,056,080
Series 2005-QS11, Class A2, 0.670%, 07/25/2035	9,049,223	7,655,516
Sequoia Mortgage Trust,
Series 2013-6, Class A2, 3.000%, 05/25/2043	18,334,620	17,950,730
Structured Asset Securities Corp.,
Series 2003-31A, Class 2A7, 2.437%, 10/25/2033	3,802,443	3,743,718
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035	534,781	563,334
WaMu Mortgage Pass-Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	68,700	70,481
Series 2004-CB2, Class 5A, 5.000%, 07/25/2019	62,583	63,918
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	141,997	146,150
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	41,260	43,311
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	203,220	212,240
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034	10,152,690	10,810,300
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	7,837,780	8,559,867
Series 2005-3, Class 1CB3, 0.620%, 05/25/2035	12,275,863	9,826,878
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class A4, 6.000%, 03/25/2037 §	118,274	101,104
Wells Fargo Mortgage Backed Securities:
Series 2005-AR16, Class 4A2, 2.609%, 10/25/2035	8,437,707	8,466,639
Series 2006-AR14, Class 2A3, 2.617%, 10/25/2036 §	7,423,908	6,980,886
Wfrbs Coml Mtg Tr 2014-c24,
Series 2014-C24, Class A5, 3.607%, 11/15/2047	20,000,000	20,834,580
		325,346,783	4.8%
Asset Backed Securities
ABFC Trust,
Series 2006-OPT1, Class A3C2, 0.320%, 09/25/2036	13,981,467	12,060,777
Accredited Mortgage Loan Trust,
Series 2005-4, Class A2D, 0.490%, 12/25/2035	16,015,065	15,227,700
ACE Securities Corp Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 0.320%, 04/25/2036	18,915,809	17,855,748
AMRESCO Residential Securities Corp Mortgage Loan Trust,
Series 1998-2, Class A6, 6.405%, 12/25/2027	4,331	4,233
Banc of America Funding Trust,
Series 2005-C, Class A1, 0.405%, 05/20/2035	18,893,827	17,449,470
Bayview Financial Acquisition Trust,
Series 2007-A, Class 1A2, 6.205%, 05/28/2037	800,779	847,713
Bayview Financial Mortgage Pass-Through Trust,
Series 2007-B, Class 1A2, 6.831%, 08/28/2047	150,000	123,700
Bear Stearns Asset Backed Securities I Trust,
Series 2007-HE4, Class 1A1, 0.290%, 05/25/2037 §	622,366	821,554
Carrington Mortgage Loan Trust:
Series 2006-NC1, Class A3, 0.380%, 01/25/2036	9,613,202	9,196,402
Series 2006-OPT1, Class A3, 0.350%, 02/25/2036	12,263,663	11,885,894
Series 2006-NC2, Class A2, 0.260%, 06/25/2036	6,552,942	6,447,702
Series 2007-FRE1, Class A2, 0.370%, 02/25/2037	45,098,518	41,230,328
Series 2007-HE1, Class A1, 0.270%, 06/25/2037	733,669	726,682
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	6,100,000	8,175,470
Citicorp Residential Mortgage Trust,
Series 2006-3, Class A4, 5.703%, 11/25/2036	4,681,871	4,901,067
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH1, Class A3, 0.320%, 01/25/2037	6,861,363	6,735,875
Citigroup Mortgage Loan Trust. Inc.,
Series 2006-WFH3, Class A3, 0.320%, 10/25/2036	752,100	750,596
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.050%, 01/15/2019	3,620	3,718
Series 1997-1, Class A5, 6.860%, 03/15/2028	405	406
Series 1997-4, Class A5, 6.880%, 02/15/2029	10,968	11,242
Series 1997-5, Class A6, 6.820%, 05/15/2029	36,969	37,145
Series 1998-3, Class A5, 6.220%, 03/01/2030	388,004	410,584
Series 1998-4, Class A5, 6.180%, 04/01/2030	170,555	174,912
Countrywide Asset-Backed Certificates:
Series 2005-1, Class AF4, 5.147%, 02/25/2033	649,410	653,651
Series 2004-12, Class AF6, 4.634%, 03/25/2035	454,450	461,080
Series 2004-15, Class AF6, 4.613%, 04/25/2035	414,230	416,668
Series 2005-7, Class AF6, 4.693%, 10/25/2035	1,264,068	1,257,798
Series 2005-11, Class AF3, 4.778%, 02/25/2036	1,361,262	1,382,570
Series 2005-10, Class AF6, 4.835%, 02/25/2036	3,023,457	2,992,524
Series 2005-13, Class 3AV3, 0.405%, 04/25/2036	3,452,713	3,418,097
Series 2005-13, Class AF3, 5.000%, 04/25/2036	1,382,654	1,165,899
Series 2006-S9, Class A3, 5.728%, 08/25/2036	145,278	143,051
Series 2006-13, Class 1AF3, 4.896%, 01/25/2037 §	151,211	183,031
Series 2006-10, Class 1AF3, 4.933%, 09/25/2046 §	1,253,490	959,985
Series 2006-9, Class 1AF3, 5.297%, 10/25/2046 §	521,114	406,524
Series 2007-4, Class A3, 5.628%, 04/25/2047 §	527,844	433,668
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.184%, 12/25/2035	1,545,296	1,531,585
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036	72,022	69,331
GE Capital Mortgage Services Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	1,541	1,554
GSAA Home Equity Trust,
Series 2004-6, Class A1, 0.970%, 06/25/2034	5,542,342	5,405,192
Home Equity Asset Trust,
Series 2006-4, Class 2A3, 0.340%, 08/25/2036	974,207	956,219
HSI Asset Securitization Corp Trust:
Series 2006-OPT4, Class 2A3, 0.330%, 03/25/2036	6,912,392	6,368,601
Series 2007-WF1, Class 2A3, 0.340%, 05/25/2037	6,113,521	5,912,716
J.P. Morgan Mortgage Acquisition Trust:
Series 2007-CH1, Class AV5, 0.395%, 11/25/2036	10,000,000	9,585,680
Series 2007-CH3, Class A3, 0.320%, 03/25/2037	13,751,210	13,558,927
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 0.370%, 01/25/2036	2,754,381	2,672,271
Luminent Mortgage Trust,
Series 2005-1, Class A1, 0.430%, 11/25/2035	19,724,349	17,742,821
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 0.470%, 01/25/2036	7,175,000	6,877,324
Morgan Stanley Capital I Inc. Trust:
Series 2006-HE1, Class A3, 0.350%, 01/25/2036	2,930,527	2,911,637
Series 2006-NC2, Class A2C, 0.350%, 02/25/2036	516,069	513,980
Morgan Stanley Home Equity Loan Trust,
Series 2006-2, Class A3, 0.340%, 02/25/2036	5,370,309	5,329,935
MortgageIT Trust,
Series 2005-5, Class A1, 0.430%, 12/25/2035	11,247,777	10,317,744
Nationstar Home Equity Loan Trust:
Series 2006-B, Class AV3, 0.340%, 09/25/2036	3,846,619	3,838,684
Series 2007-C, Class 2AV2, 0.300%, 06/25/2037	20,882,054	20,013,862
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	25,455	26,092
Option One Mortgage Loan Trust,
Series 2005-4, Class A3, 0.430%, 11/25/2035	481,366	474,903
RAMP Trust:
Series 2002-RS3, Class AI5, 5.572%, 06/25/2032	2,910,447	2,885,682
Series 2003-RS10, Class AI7, 4.850%, 11/25/2033	27,383	27,540
Series 2004-RS4, Class AI6, 5.072%, 04/25/2034	1,974,649	2,019,147
RASC Series Trust,
Series 2006-EMX2, Class A2, 0.370%, 02/25/2036	8,492,271	8,366,075
RASC Series Trust,
Series 2003-KS5, Class AI6, 3.620%, 07/25/2033	44,944	43,640
RASC Trust,
Series 2003-KS9, Class AI6, 4.710%, 11/25/2033	80,562	77,679
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%, 05/25/2035	122,578	124,366
Series 2005-3, Class AF3, 4.814%, 11/25/2035	1,768,809	1,791,573
Series 2006-2, Class AF3, 5.797%, 08/25/2036	16,479,123	10,562,722
Series 2006-3, Class AF2, 5.580%, 11/25/2036	10,921,352	6,732,806
Series 2007-1, Class AF2, 5.512%, 04/25/2037	486,104	255,700
Series 2007-1, Class AF3, 5.612%, 04/25/2037	291,663	156,213
Series 2007-2, Class AF2, 5.675%, 06/25/2037	1,473,962	766,842
Soundview Home Loan Trust:
Series 2005-OPT4, Class 2A3, 0.690%, 12/25/2035	12,083,175	11,875,973
Series 2006-OPT4, Class 2A3, 0.320%, 06/25/2036	7,483,857	6,925,838
Series 2006-OPT5, Class 2A3, 0.320%, 07/25/2036	20,123,219	17,436,065
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 0.840%, 10/25/2035	4,240,382	4,125,365
Springleaf Mortgage Loan Trust,
Series 2012-2A, Class A, 2.220%, 10/25/2057 (Acquired 07/31/2012, Cost $2,743,838) *	2,744,149	2,780,945
		360,016,693	5.4%
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	15,593,186	15,817,727
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.226%, 07/15/2044	17,619,769	17,904,470
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	5,000,000	5,269,850
COMM Mortgage Trust:
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	17,581,545	17,769,000
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	25,842,000	26,878,419
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	19,000,000	20,493,723
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	29,950,000	30,681,619
Series 2014-CCRE18, Class A4, 3.550%, 07/15/2047	5,000,000	5,177,600
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class A4, 5.100%, 08/15/2038	9,976,252	10,108,677
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A4, 4.551%, 08/10/2044	2,000,000	2,219,458
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class A4, 5.312%, 11/10/2045	12,795,000	12,993,668
GMAC Commercial Mortgage Securities Inc Trust,
Series 2004-C2, Class A4, 5.301%, 08/10/2038	52,010	52,080
GS Mortgage Securities Corp II,
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	6,256,873	6,619,653
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	37,485,000	37,264,738
Series 2014-GC20, Class AAB, 3.655%, 04/10/2047	13,000,000	13,683,267
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	24,965,000	25,224,012
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	22,075,000	22,164,624
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A3, 3.928%, 01/15/2047	23,700,000	25,382,818
Series 2014-C25, Class A5, 3.672%, 11/15/2047	24,000,000	25,070,064
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	27,800,000	28,462,780
Series 2012-C6, Class A4, 2.858%, 11/15/2045	30,160,000	30,204,094
Series 2013-C10, Class A3, 3.968%, 07/15/2046	31,290,000	33,726,896
Series 2013-C11, Class A3, 3.960%, 08/15/2046	19,100,000	20,445,595
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class A4, 5.206%, 11/14/2042	17,546,380	17,823,034
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.269%, 12/15/2044	17,242,890	17,611,008
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A3, 3.986%, 07/15/2046	13,600,000	14,624,597
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	19,016,000	19,867,118
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	10,500,000	11,047,671
		514,588,260	7.7%
Total Long-Term Investments (Cost $6,492,564,373)		6,571,929,164	97.8%

SHORT-TERM INVESTMENTS	Shares
Money Market Mutual Funds
Dreyfus Cash Advantage Fund, 0.06% «	67,643,075	67,643,075
Short-Term Investments Trust - Liquid Assets Portfolio, 0.07% «	130,000,000	130,000,000
Total Short-Term Investments (Cost $197,643,075)		197,643,075	3.0%

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Companies
Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% «	180,054,574	180,054,574
Total Investment Companies (Cost $180,054,574)		180,054,574	2.7%

Total Investments Purchased With Cash Proceeds From
Securities Lending (Cost $180,054,574)		180,054,574	2.7%
Total Investments (Cost $6,870,262,022)		6,949,626,813	103.5%
Liabilities in Excess of Other Assets		(233,019,902)	(3.5)%
TOTAL NET ASSETS		$6,716,606,911	100.0%

Notes to Schedule of Investments
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $805,885,552, which represents 12% of total net assets.

**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2014.
f	Foreign Security
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (six of the nine funds constituting Baird Funds, Inc.) (collectively the “Funds”), including the summary schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Baird Ultra Short Bond Fund, for the year ended December 31, 2014) (collectively, the "financial statements"), the financial highlights for each of the five years in the period then ended (as to the Baird Ultra Short Bond Fund, for the year ended December 31, 2014) (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedules of investments as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedules of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedules of investments are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedules of investments. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedules of investments referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
February 26, 2015

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics.
Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAIRD FUNDS, INC.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:       March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:       March 9, 2015

By:          /s/Dominick Zarcone
Dominick Zarcone, Treasurer

Date:       March 9, 2015